Exhibit (c)(iii)(C)

About this Budget Paper

Purpose and Scope

Budget Paper No. 3 Budget Estimates illustrates the financial and service delivery performance of general government agencies. The objectives of this paper are to:

•	support and explain appropriations from the Consolidated Fund

•	meet the requirement under s. 27AA (2)(c) of the Public Finance and Audit Act 1983 to provide ‘information about the results and services and total expenses of each service group’

•	support transparency and accountability by reporting on planned performance from the previous Budget, and explaining how resources have been allocated in the current Budget.

The general government sector represents the scope of the Budget. As such, this Budget Paper only includes agencies within that sector. Budget Paper No. 2, Budget Statement, includes an overview of agency classifications by sector and a glossary.

Program Budgeting and Performance Reporting

The Results and Services framework applied for Budget Papers in previous years enabled agencies to identify their expected results across intermediate and lower-level service delivery measures. A review of this framework, however, found there was little direct mapping between these measures and the results and services. It was therefore not possible to determine how particular funding commitments helped deliver services and achieve results.

To increase the quality, accountability and transparency of performance information, Budget Paper No. 3 will move to a program-based budgeting structure.

What changes have been made for 2012-13?

The transition to program-based budgeting will occur across a number of Budget cycles. The program-based budgeting framework will also be integrated into NSW 2021.

Budget Paper No. 3 for 2012-13 accordingly covers agency service and financial performance, but not result indicators. A Budget-related paper, the NSW 2021 Performance Report, reports on the progress of clusters in implementing the measures and meeting the goals and targets of NSW 2021 and other result indicators.

Specific agency performance information will continue to be available from other sources such as agency websites, annual reports and the Productivity Commission’s Report on Government Services.

Budget Estimates 2012-13	i

About this Budget Paper

What will happen next?

Treasury will develop and implement a program-based budgeting and performance reporting framework. The associated performance measures reported against in future Budget Papers will reflect this.

NSW 2021 progress will continue to be reported separately, and opportunities to integrate performance measures will be sought where appropriate.

Cluster and Appropriation Arrangements

NSW Government agencies were restructured in April 2011. This included grouping agencies into nine clusters.

Clusters are groups of strategically aligned entities, but a cluster is not a legal or reporting entity. Individual agencies are separate legal entities that must prepare financial and annual reports.

The cluster arrangement aims to improve government services and outcomes for the community by:

•	pursuing common objectives across agencies

•	better integrating services

•	helping to allocate resources to high-priority areas.

In the 2011-12 Budget, the Government implemented a new approach to appropriations. Coordinating Ministers for each cluster receive an appropriation for the principal department. With the support of Portfolio Ministers and the Director-General of each principal department, the Coordinating Ministers allocate resources to agencies within the cluster through grant funding.

A number of smaller agencies classified as special offices, and also the Legislature, continue to be funded through separate appropriations to maintain their independence from government.

ii	Budget Estimates 2012-13

About this Budget Paper

Entities that receive an appropriation

Crown Finance Entity

Department of Attorney General and Justice

Department of Education and Communities

Department of Family and Community Services

Department of Finance and Services

Department of Planning and Infrastructure

Department of Premier and Cabinet

Department of Trade and Investment, Regional Infrastructure and Services

Independent Commission Against Corruption

Independent Pricing and Regulatory Tribunal

Judicial Commission of New South Wales

Ministry of Health

New South Wales Electoral Commission

NSW Treasury

Ombudsman’s Office

Office of the Director of Public Prosecutions

Police Integrity Commission

Public Service Commission

The Legislature

Transport for NSW

Cluster and Agency Disclosures

This Budget Paper is structured into chapters by cluster. Each chapter begins with an overview of total expenses and capital expenditure for each service group by agency within the cluster. This is followed by commentary on the cluster’s purpose, services and budget highlights for 2012-13. There is separate commentary for independent agencies.

The information for each agency generally includes service group and financial statements, although not all sections are relevant to each agency.

Financial statements are on an accrual basis and are in line with Australian Accounting Standards and a Financial Reporting Code issued by Treasury. The new presentation of operating statements focuses on total expenses and total revenues, not net cost of services. Appropriations are now treated like other revenues. This accommodates all types of general government agencies and removes inconsistencies in the presentation of agency statements.

Budget Estimates 2012-13	iii

About this Budget Paper

Structure of Budget Paper No. 3

The presentation of information within each chapter is explained below.

Commentary for clusters and independent agencies

Section	Description
Introduction	This describes the role, main activities and responsibilities of the cluster or independent office, and the NSW 2021 goals it is working toward.

Services	These are the key services the agency provides.

2012-13 Budget Highlights	These are the cluster’s or special office’s significant new and ongoing initiatives for 2012-13. For further detail on capital projects, see Budget Paper No. 4, Infrastructure Statement.

Service group statements
Section	Description
Service Description	This details the services and activities that are linked together under the service group. They are described by the client group they serve, common cost drivers or other service measures.

Service Measures	These are indicators of how efficiently the agency delivers its services, and of the quality, volume, access and timeliness of its service delivery.

Expenses	These are the aggregate expenses for a service group, with significant items of particular public interest listed.

Revenues	Revenue items that are significant in amount or of particular public interest are listed.

Capital Expenditure	This is the agency’s planned expenditure on property, plant and equipment purchases for the service group.

Financial Statements
Section	Description
Operating Statement	This lists the major categories of expenses and revenues for each agency.

Balance Sheet	This details the agency’s assets and liabilities.

Cash Flow Statement	This details the cash impacts of agency activities, including the cash appropriations sourced from whole-of-government revenues.

iv	Budget Estimates 2012-13

About this Budget Paper

Changes to Reporting Entities

A number of changes since the last Budget affect reporting in this Budget Paper.

Entity	Change
Building Insurers’ Guarantee Corporation	This entity was transferred to the Treasury cluster in August 2011 from the Finance and Services cluster, and is being reported in the Budget Papers for the first time.

Environment Protection Authority	This was established on 29 February 2012 as part of the Premier and Cabinet cluster.

Independent Liquor and Gaming Authority	This entity was known as the Casino, Liquor and Gaming Control Authority before 1 March 2012.

Mental Health Commission	This Commission was established under the Mental Health Commission Act 2012, which was assented to on the 21 March 2012. The Commission will be operational from 1 July 2012 as part of the Health cluster.

Ministry of Health	The Ministry of Health was known as the Department of Health before 5 October 2011.

Roads and Maritime Services	This was established on 1 November 2011 from the amalgamation of the Roads and Traffic Authority of New South Wales and the Maritime Authority of NSW.

Superannuation Administration Corporation	This entity (trading as Pillar Administration) is no longer classified by the Australian Bureau of Statistics as a general government sector agency, and therefore does not appear in this Budget Paper. It is now classified as a public financial enterprise (PFE) for Government Finance Statistics purposes.

Sydney Metropolitan Development Authority	After the Redfern-Waterloo Authority concluded operations, this entity absorbed its functions from 1 January 2012.

Transport for NSW	Transport for NSW was established on 1 November 2011 as the primary agency for planning, policy, regulation and procuring transport services including roads and public transport. The Transport Construction Authority was dissolved on 31 March 2012, with Transport for NSW (TfNSW) absorbing its operations from 1 April 2012. TfNSW will also perform the functions of the Country Rail Infrastructure Authority after it is dissolved on 30 June 2012.

Budget Estimates 2012-13	v

About this Budget Paper

Notes

Figures in tables, charts and text have been rounded. Discrepancies between totals and sums of components reflect rounding. Percentages are based on the underlying unrounded amounts.

Unless otherwise indicated, the data source for tables and charts is NSW Treasury.

One billion equals one thousand million.

n.a. means data is not available. N/A means not applicable.

vi	Budget Estimates 2012-13

1.	The Legislature

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

The Legislature
Service Group
Chamber and Committee Support	18.2	18.4	1.3	0.8	0.7	(4.9)
Members’ Support	112.0	113.4	1.3	6.3	5.2	(17.5)
Community Access	7.4	7.5	1.2	1.6	0.3	(80.6)

Total	137.6	139.4	1.3	8.6	6.2	(27.7)

Budget Estimates 2012-13	1 - 1

The Legislature

Introduction

The Legislature, or Parliament of New South Wales, provides a system of representative and responsible government by:

•	making laws

•	providing a forum for supervising and scrutinising the Executive Government and for debating public policy issues.

Departments within the Legislature provide support services for the Legislative Council, Legislative Assembly and Members of Parliament, and for the operation of the Parliament House building.

The Parliament operates under the Constitution Act 1902.

Services

The Legislature’s key services are:

•	providing chamber and committee support services, such as procedural advice, research, public consultation and parliamentary reporting

•	providing support services for Members such as organisational development, salary and entitlement administration, facilities management and information

•	running community access programs such as school visits, tours, exhibitions, displays, public events, functions and web streaming, and publishing Member newsletters.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$1.7 million to upgrade email, network, file and print services to improve communications

•	$900,000 to optimise accommodation at Parliament House and return Legislative Assembly Committee staff to the House from leased premises

•	$637,000 to replace the Hansard digital recording system to ensure the ongoing production of parliamentary debate records.

1 - 2	Budget Estimates 2012-13

The Legislature

Service Group Statements

Chamber and Committee Support

Service description:	This service group covers specialist advice, information and research services for Members, operational support for the chambers, secretariat services for committees, and Hansard services for the Houses and committees.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	18,156	18,053	18,398

Capital Expenditure	778	860	740

Members’ Support

Service description:	This service group covers Members’ services by providing corporate services, facilities management and information and technology support. For Legislative Assembly Members, it includes management of electorate offices.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

FTE Members’ staff supported	no.	271	268	270	276	270
IT helpdesk calls from Members and staff	no.	3,375	11,299	7,400	10,582	8,592

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	111,970	111,328	113,449

Capital Expenditure	6,303	6,325	5,202

Budget Estimates 2012-13	1 - 3

The Legislature

Community Access

Service description:	This service group covers community education services by providing school and visitor tours, open days and educational sessions. It also provides exhibition services, public events and functions, web streaming of the proceedings in both Houses and Members’ newsletters to constituents.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Education programs conducted	no.	113	78	115	80	84

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	7,429	7,386	7,519

Capital Expenditure	1,555	1,765	302

1 - 4	Budget Estimates 2012-13

The Legislature

Financial Statements

Operating Statement

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	64,667	66,055	64,888
Other operating expenses	26,532	27,336	27,402
Depreciation and amortisation	7,385	7,385	7,203
Other expenses	38,971	35,991	39,873

TOTAL EXPENSES EXCLUDING LOSSES	137,555	136,767	139,366

Revenue
Recurrent appropriation	116,599	115,831	117,812
Capital appropriation	8,636	8,950	6,244
Sales of goods and services	5,285	5,185	5,044
Investment income	120	200	130
Grants and contributions	370	370	—
Acceptance by Crown Entity of employee benefits and other liabilities	8,400	8,400	8,934
Other revenue	244	244	243

Total Revenue	139,654	139,180	138,407

Net Result	2,099	2,413	(959)

Budget Estimates 2012-13	1 - 5

The Legislature

Balance Sheet

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,204	2,204	2,204
Receivables	2,345	2,345	2,345
Inventories	105	105	105

Total Current Assets	4,654	4,654	4,654

Non Current Assets
Property, plant and equipment -
Land and building	134,178	135,117	134,814
Plant and equipment	55,789	55,754	52,937
Intangibles	1,813	1,923	4,084

Total Non Current Assets	191,780	192,794	191,835

Total Assets	196,434	197,448	196,489

Liabilities
Current Liabilities
Payables	5,211	5,211	5,211
Provisions	4,900	4,900	4,900

Total Current Liabilities	10,111	10,111	10,111

Non Current Liabilities
Provisions	45	45	45

Total Non Current Liabilities	45	45	45

Total Liabilities	10,156	10,156	10,156

Net Assets	186,278	187,292	186,333

Equity
Reserves	32,806	33,506	33,506
Accumulated funds	153,472	153,786	152,827

Total Equity	186,278	187,292	186,333

1 - 6	Budget Estimates 2012-13

The Legislature

Cash Flow Statement

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	56,188	57,576	55,954
Other	69,165	68,139	71,425

Total Payments	125,353	125,715	127,379

Receipts
Recurrent appropriation	116,599	115,831	117,812
Capital appropriation	8,636	8,950	6,244
Sale of goods and services	5,007	4,907	5,044
Interest	145	225	130
Grants and contributions	370	370	—
Other	3,244	4,394	4,393

Total Receipts	134,001	134,677	133,623

Net Cash Flows From Operating Activities	8,648	8,962	6,244

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(8,161)	(8,365)	(3,586)
Other	(475)	(585)	(2,658)

Net Cash Flows From Investing Activities	(8,636)	(8,950)	(6,244)

Net Increase/(Decrease) in Cash	12	12	—

Opening Cash and Cash Equivalents	2,192	2,192	2,204

Closing Cash and Cash Equivalents	2,204	2,204	2,204

Cash Flow Reconciliation
Net result	2,099	2,413	(959)
Non cash items added back	7,385	7,385	7,203
Change in operating assets and liabilities	(836)	(836)	—

Net Cash Flows From Operating Activities	8,648	8,962	6,244

Budget Estimates 2012-13	1 - 7

2.	Attorney General and Justice Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Attorney General and Justice
Service Group
Legal Policy and Regulatory Services	57.2	55.0	(3.8)	1.5	0.3	(83.3)
Court Services	450.4	448.7	(0.4)	19.1	95.0	397.5
Court Support Services	95.4	89.5	(6.1)	2.3	0.6	(73.3)
Crime Prevention and Community Services	120.0	114.4	(4.7)	1.3	0.9	(31.3)
Registry of Births, Deaths and Marriages	23.9	24.2	1.3	9.8	0.6	(94.4)
Crown Solicitor’s Office	54.8	69.3	26.3	1.6	0.7	(57.1)
Business and Personnel Services	60.0	63.3	5.5	—	—	—
Custody Management	763.5	743.2	(2.7)	99.1	56.3	(43.2)
Supervision of Offenders in the Community	158.1	153.2	(3.1)	—	7.1	N/A
Offenders Program	161.1	159.6	(0.9)	—	6.6	N/A
Community Based Services	70.4	67.7	(3.8)	6.6	2.5	(62.0)
Juvenile Custodial Services	130.6	134.7	3.1	39.1	27.5	(29.7)
Cluster Grant Funding	3,392.6	3,435.9	1.3	—	—	—

Total	5,537.9	5,558.6	0.4	180.3	197.9	9.8

Department of Rural Fire Service
Service Group
Community Safety	29.0	24.0	(17.1)	—	—	—
Emergency Bush Fire Response Operations	227.3	240.8	5.9	11.3	9.1	(19.0)
Operational and Administrative Support	29.1	38.3	31.7	—	0.7	N/A

Total	285.4	303.1	6.2	11.3	9.9	(12.5)

Fire and Rescue NSW
Service Group
Community Safety	35.1	34.3	(2.3)	3.0	2.6	(13.1)
Emergency Management	379.0	385.0	1.6	32.0	28.8	(9.7)
Operational Preparedness	223.9	227.7	1.7	18.9	17.1	(9.6)

Total	638.0	647.0	1.4	53.8	48.5	(9.9)

Information and Privacy Commission
Service Group
Information and Privacy Commission	5.4	5.4	—	0.4	0.2	(59.0)

Total	5.4	5.4	—	0.4	0.2	(59.0)

Legal Aid Commission of New South Wales
Service Group
Criminal Law Services	111.7	117.4	5.1	2.2	2.1	(2.8)
Civil Law Services	30.7	30.9	0.8	0.5	0.9	86.8
Family Law Services	71.6	68.6	(4.2)	1.7	1.3	(21.7)
Community Partnerships	27.7	26.4	(4.8)	—	—	—

Total	241.8	243.4	0.7	4.4	4.4	—

Budget Estimates 2012-13	2 - 1

Attorney General and Justice Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Ministry for Police and Emergency Services
Service Group
Policy and Finance	4.5	10.9	140.5	—	0.2	N/A
Counter Terrorism and Disaster Resilience	44.8	46.1	2.9	0.1	—	(100.0)

Total	49.3	57.0	15.6	0.2	0.2	—

New South Wales Crime Commission
Service Group
Criminal Investigations and Confiscation of Assets	19.1	23.5	23.5	1.5	1.5	—

Total	19.1	23.5	23.5	1.5	1.5	—

NSW Police Force
Service Group
Community Support	1,674.0	1,705.9	1.9	88.5	79.2	(10.6)
Criminal Investigation	924.9	958.5	3.6	41.0	44.2	7.7
Traffic and Commuter Services	379.0	396.9	4.7	13.7	17.6	29.0
Judicial Support	222.6	247.5	11.2	12.1	11.1	(8.6)

Total	3,200.5	3,308.8	3.4	155.3	152.0	(2.1)

State Emergency Service
Service Group
Community and Organisational Preparedness	20.7	27.9	35.1	—	2.3	N/A
Emergency Management	47.0	51.9	10.5	2.2	4.4	94.6

Total	67.6	79.8	18.0	2.2	6.7	199.3

NSW Trustee and Guardian

Total	81.6	83.6	2.5	7.9	7.1	(10.0)

Judicial Commission of New South Wales
Service Group
Education, Sentencing and Complaints	5.7	5.5	(2.7)	0.2	0.2	—

Total	5.7	5.5	(2.7)	0.2	0.2	—

Office of the Director of Public Prosecutions
Service Group
Prosecutions	102.3	101.3	(0.9)	1.7	1.3	(24.6)
Victim and Witness Assistance	7.7	8.0	3.1	0.1	0.1	—

Total	110.0	109.3	(0.6)	1.8	1.4	(24.6)

2 - 2	Budget Estimates 2012-13

Attorney General and Justice Cluster

Introduction

The Attorney General and Justice cluster provides legal and justice services and law enforcement and emergency services to the people of New South Wales.

The cluster is the lead for achieving the following NSW 2021 goals.

•	Prevent and reduce the level of crime.

•	Prevent and reduce the level of re-offending.

•	Improve community confidence in the justice system.

•	Ensure NSW is ready to deal with major emergencies or natural disasters.

It is also the co-lead for the NSW 2021 goal to increase opportunities for people to look after their own neighbourhoods and environments.

The Attorney General and Justice cluster provides legal, court and supervision services to the people of New South Wales by:

•	managing courts and justice services

•	implementing programs to reduce crime and re-offending

•	managing custodial and community-based correctional services

•	protecting rights and community standards

•	promoting the public’s rights to government information and to privacy

•	advising on law reform and legal matters

•	providing legal aid and other legal services

•	offering research and legal policy advice to the Government and community.

The cluster also delivers law enforcement and emergency services to the people of New South Wales by:

•	providing community-based policing services

•	investigating serious and organised crime

•	sharing information, intelligence and expertise when appropriate

•	coordinating firefighting and practising fire prevention and mitigation

•	coordinating storm and flood relief and mitigation

•	educating, training and preparing communities to deal with emergencies

•	conducting rescues, incidents, crisis and emergency management, and dealing with hazardous materials.

Budget Estimates 2012-13	2 - 3

Attorney General and Justice Cluster

Services

The cluster’s key legal and justice services are:

•	providing legal, professional and regulatory services, and advising the Government on the law and legal matters, and justice and legal reforms

•	administering courts, tribunals and community justice centres

•	implementing programs to reduce re-offending risks, prevent crime and divert, support and rehabilitate offenders

•	managing correctional centres and offenders in the community

•	running youth justice conferences and community-based services for young offenders

•	supervising young offenders who are sentenced to detention or ordered to stay in custody until their cases are decided

•	providing information, support and training to agencies and the public on privacy and access matters, and ensuring agencies comply with the relevant Acts

•	providing criminal, civil and family law services to the people of New South Wales

•	supporting community legal centres to provide legal assistance in local communities, and providing services to help women and children seeking protection from domestic violence

•	providing legal services to the Government through the Crown Solicitor’s Office.

The cluster’s key law enforcement and emergency service activities are:

•	providing a law enforcement response to incidents, emergencies and public events

•	detecting and investigating crime, analysing forensics and dealing with alleged offenders

•	patrolling roads and public transport corridors, investigating major vehicle crashes, detecting traffic and transport offences, and supervising peak traffic flows

•	prosecuting offenders, presenting evidence at court, transporting and guarding people under police supervision, and supporting victims and witnesses

•	gathering and sharing evidence, intelligence and expertise with other law enforcement and prosecuting agencies

•	undertaking litigation for restraining orders, assets forfeiture orders, proceeds assessment orders and unexplained wealth orders for the proceeds of crime

•	promoting preparedness, mitigation and resilience, and delivering emergency management, disaster recovery and welfare services during major natural disasters, including fires, floods and storms

•	assessing risks, developing and testing operational plans and capabilities, educating the community and providing training to better prepare for emergencies.

2 - 4	Budget Estimates 2012-13

Attorney General and Justice Cluster

2012-13 Budget Highlights

Legal and Justice Services

In 2012-13, key initiatives will include spending:

•

$28 million to continue upgrading courts across the state, with major new projects in Wagga Wagga and Wollongong to replace or upgrade ageing facilities and improve justice services for local communities

•	an additional $20 million (per annum) for core legal services provided by the Crown Solicitor’s Office

•	$16 million toward constructing the new $94 million Newcastle Justice Precinct, which will improve justice services in the Hunter Region

•	$11 million for site works and the construction of the new courthouse in Coffs Harbour to provide expanded justice services in conjunction with the NSW Police Force

•	$4.2 million over two years to replace the system used to manage the arrangements for citizens to be enrolled and called for jury service

•

$2 million to begin a joint project with the NSW Police Force and courts which, over two years, will enhance and increase the electronic exchange of data to improve the efficiency, timeliness and accuracy of the criminal justice system

•

$2 million to fund the new Intensive Drug and Alcohol Treatment Program at the John Morony Correctional Complex, which helps reduce re-offending risks and will have 300 participants when it reaches capacity. A further $1 million is committed for related court-based activities in the second metropolitan Drug Court, now established at the Downing Centre

•

$1.2 million to increase the number of full-time Intensive Learning Centres for inmates, starting at the South Coast Correctional Centre, with pilot programs at the Lithgow and Mid North Coast Correctional Centres. The objective of Intensive Learning Centres is to significantly reduce the risks of re-offending by improving education outcomes

•

$1 million to continue the NSW Crime Prevention Through Environmental Design (CPTED) Graffiti Hotspot Program, which provides funding and support to local councils with high levels of graffiti to clean and prevent graffiti. This includes $360,000 to continue operating the NSW Graffiti Hotline and $300,000 to continue implementing programs that promote community involvement in removing and preventing graffiti.

Budget Estimates 2012-13	2 - 5

Attorney General and Justice Cluster

Law Enforcement and Emergency Services

In 2012-13, key initiatives will include spending:

•

$178 million in recurrent funding over four years to employ additional police, as part of the Government’s commitment to increase the number of authorised police officers by a further 400 to 16,356 by June 2014, with 100 of these boosting officer numbers in the Traffic and Highway Patrol Command

•	$115 million over four years for the Police Transport Command, created to improve passenger safety and security across the public transport system with 610 police officers.

•	$35 million to continue reducing fire hazards

•	$34 million to continue works on new or refurbished police stations in Lake Macquarie, Riverstone, Coffs Harbour, Moree, Tweed Heads, Parkes and Walgett

•	$22 million on National Disaster Mitigation Program and National Disaster Resilience Program grants

•

$19 million, as part of the State Emergency Service’s five-year, $96 million Strategic Disaster Readiness Package, designed to help the service prepare for, prevent and respond to flood and storm events

•	an initial $16 million toward a $61 million project to upgrade police properties, which will address hazardous materials, compliance and safety to provide safe and appropriate workplaces

•	$16 million to continue upgrading the Rural Fire Service’s private mobile radio and paging network, to ensure volunteer firefighters have the latest and most reliable communication capabilities

•	$15 million on the Personal Protective Clothing Replacement Program, to ensure NSW firefighter uniforms meet new Australian safety standards

•

$14 million in recurrent funding over the next two years for a number of NSW Police Force injury management projects to reduce injuries and to better support rehabilitate injured officers and help them return to duties

•	$10 million to maintain a statewide aerial firefighting and support capability

•	$6.3 million for the Emergency Alert system ($2.8 million of which is additional funding), which allows the Government to issue warning messages to a landline or mobile phone

•	$4.6 million to implement recommendations from the Report of the Special Commission of Inquiry into the NSW Crime Commission

•	$3.8 million for Fire and Rescue NSW to improve communications equipment, education and training equipment and firefighting equipment

•	$2.3 million to continue the Prepare, Act, Survive public awareness campaign.

2 - 6	Budget Estimates 2012-13

Department of Attorney General and Justice

Service Group Statements

Legal Policy and Regulatory Services

Service description:	This service group covers the provision of advice to Government on law and justice and the development and implementation of legislation, legal reforms, evidence-based policies and justice programs. It also covers the regulation of the activities of professional groups, collection of statistical information and research on crime, privacy services, legal assistance and representation, and investigation and resolution of complaints.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Proposals for legislative reform considered by Parliament	no.	30	21	28	20	20
Requests for statistical information completed by Bureau of Crime Statistics and Research	no.	1,015	736	736	780	780
Higher Court matters completed by Public Defenders	no.	794	778	778	700	700

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	57,154	54,472	54,997

Capital Expenditure	1,512	366	253

Budget Estimates 2012-13	2 - 7

Department of Attorney General and Justice

Court Services

Service description:	This service group covers the administration of NSW Courts, tribunals and community justice centres. It also covers drug and alcohol diversionary programs and the provision of support for vulnerable witnesses, victims of sexual assault and clients with mental health problems.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Cases Finalised:
Supreme Court	no.	13,851	10,560	11,723	9,800	9,800
District Court	no.	20,031	18,333	19,500	18,400	18,500
Local Court	no.	345,140	343,261	350,000	344,000	345,000
Community Justice Centre mediation sessions held	no.	1,725	1,731	1,650	1,650	2,000
Finalisations per FTE Judicial Officer:
Supreme Court	no.	266	203	225	188	188
District Court	no.	308	286	305	308	310
Local Court	no.	2,615	2,581	2,632	2,600	2,590

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	450,427	473,791	448,728

Capital Expenditure	19,101	57,751	95,025

2 - 8	Budget Estimates 2012-13

Department of Attorney General and Justice

Court Support Services

Service description:	This service group covers the provision of key support services to NSW Courts and tribunals, including court transcription services, court security, jury management and library information services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Local Court sittings with uniformed sheriff’s officer present	%	79	79	80	80	80
Satisfaction with law libraries services	%	98	79	85	97	97
Transcript pages provided as daily transcript	no.	390,281	403,397	410,000	405,000	408,000

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	95,361	88,979	89,549

Capital Expenditure	2,288	886	611

Crime Prevention and Community Services

Service description:	This service group covers the development of evidence-based policies and programs to prevent crime and reduce re-offending, to reduce Aboriginal involvement in criminal justice processes and to promote antidiscrimination and equal opportunity principles and policies. It also provides support to victims of crime by providing access to services and entitlements to assist in their recovery.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Antidiscrimination complaints closed	no.	1,210	1,206	1,100	1,100	1,100
Victims Compensation Tribunal applications received	no.	9,245	8,854	8,000	8,000	7,000

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	119,975	117,391	114,362

Capital Expenditure	1,315	605	903

Budget Estimates 2012-13	2 - 9

Department of Attorney General and Justice

Registry of Births, Deaths and Marriages

Service description:	This service group covers the provision of an accurate, consistent, equitable and secure system for the registration of births, deaths and marriages in New South Wales. Information recorded in the system is used to provide a range of certificates, products and information services, including reliable data for planning and research.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Customer transaction volumes (applications and registrations)	no.	775,819	766,968	790,000	761,000	790,000
Compliance with Guarantee of Service (standard certificate applications)%		88	100	100	100	100

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	23,924	20,749	24,242

Capital Expenditure	9,767	1,268	550

Crown Solicitor’s Office

Service description:	This service group covers the provision of core and non-core (general) legal services to NSW Government. The Crown Solicitor must be engaged by government agencies to perform core legal services for matters that have implications for government beyond an individual Minister’s portfolio, involve the constitutional powers and privileges of the State or raise issues that are fundamental to the responsibilities of government. The Crown Solicitor’s Office also competes with the private legal profession for non-core legal work.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average daily billable hours per solicitor	hr.	4.8	5.0	5.0	5.0	5.0
Proportion of core work to total work	%	63.1	66.1	66.4	63.4	63.4

	—— 2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	54,826	65,663	69,252

Capital Expenditure	1,550	1,991	665

2 - 10	Budget Estimates 2012-13

Department of Attorney General and Justice

Business and Personnel Services

Service description:	This service group covers the provision of personnel services to the Office of the Public Guardian and the Legal Profession Admission Board.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	59,980	61,728	63,251

Custody Management

Service description:	This service group covers the containment of inmates in correctional centres and providing a secure environment for inmates, employees and visitors. This involves providing advice to courts and releasing authorities and maintaining reliable security systems, including escort security. It also includes providing support for inmates with special service needs, such as those requiring compulsory drug treatment, mental health and other disability services, therapeutic treatment for violence and sexual offending, and for specific age and Aboriginality issues.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Daily average out-of-cell hours	hr.	11.1	11.4	11.2	11.4	11.4
Average recurrent cost per inmate per day:
Low security/periodic	$	175	182	182	196	196
Medium/high security	$	211	209	210	203	203
Escorts and court security conducted	no.	160,637	134,323	135,000	135,000	125,000
Video conferences conducted	no.	31,345	35,045	38,550	38,550	40,000

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	763,472	790,101	743,163

Capital Expenditure	99,066	50,921	56,281

Budget Estimates 2012-13	2 - 11

Department of Attorney General and Justice

Supervision of Offenders in the Community

Service description:	This service group covers the supervision of offenders in community programs and the delivery of offender programs in the community.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Advice to courts/releasing authorities	no.	32,039	28,613	30,000	28,300	28,500
Average recurrent cost per offender per day	$	21.48	24.48	25.00	24.00	24.00
Diversionary programs: total registrations - caseload intake	no.	26,926	24,128	25,000	24,000	24,000

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	158,069	160,837	153,169

Capital Expenditure	—	11,838	7,073

Offenders Program

Service description:	This service group covers the delivery of offender programs designed to reduce risks of re-offending and providing support services to assist offenders to re-settle and integrate back into the community.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Targeted offender programs completed by inmates:
Addiction	no.	4,813	5,776	4,217	4,200	4,400
Aggression and violence programs	no.	452	1,223	403	1,240	1,450
Readiness	no.	1,497	1,615	1,045	2,500	2,500
Employment training rate of inmate employment	%	76.9	81.5	78.0	77.0	77.0
Offender risks/needs assessments completed (a)	no.	30,174	28,345	30,000	28,000	28,000
Inmate participation in education programs ratio	%	34.0	30.3	30.0	29.0	31.0

(a)	The number of assessments completed is expected to decrease due to changes to the integrated case management policy in June 2009.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	161,090	168,633	159,576

Capital Expenditure	—	8,988	6,567

2 - 12	Budget Estimates 2012-13

Department of Attorney General and Justice

Community Based Services

Service description:	This service group covers the administration of Youth Justice Conferences, the supervision of young offenders on community-based sentences on order of the courts, the provision of reports to the courts, support for young people seeking bail and court-ordered supervision of young offenders on bail. It also covers the provision of counselling and interventions to address young offenders’ risk of re-offending.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Supervision orders	no.	4,466	4,458	4,500	4,310	4,400
Remand interventions	no.	6,177	5,483	5,500	5,220	5,500
Bail supervisions	no.	1,096	1,359	1,410	1,530	1,700
Youth Justice Conference referrals processed	no.	2,086	2,134	2,280	1,950	2,200
Youth Justice Conferences facilitated	no.	1,659	1,637	1,810	1,510	1,800
Youth Justice Conference Outcome Plans agreed	no.	1,600	1,549	1,680	1,540	1,600
People participating in Youth Justice Conferences	no.	6,593	6,280	6,500	6,000	6,000

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	70,405	67,823	67,698

Capital Expenditure	6,566	2,868	2,495

Budget Estimates 2012-13	2 - 13

Department of Attorney General and Justice

Juvenile Custodial Services

Service description:	This service group covers the supervision of young offenders sentenced by the courts to detention or ordered by the courts to remain in custody pending the outcome of their court cases. It also covers the provision of counselling and intervention to address young offenders at risk of re-offending and transport for detainees to and from juvenile justice centres.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average daily number in custody	no.	434	392	412	354	360
Control admissions	no.	634	575	540	550	550
Remand admissions	no.	4,911	5,195	5,100	4,760	4,720
Total admissions	no.	5,073	5,343	5,300	4,900	4,860
Average length of time in custody or remand	days	10.5	9.5	8.8	10.4	11.0

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	130,602	138,653	134,710

Capital Expenditure	39,117	34,213	27,488

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Attorney General and Justice cluster. This includes funding to the Department of Rural Fire Service, Fire and Rescue NSW, Information and Privacy Commission, Legal Aid Commission of New South Wales, Ministry for Police and Emergency Services, New South Wales Crime Commission, NSW Police Force and State Emergency Service.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	3,392,613	3,502,661	3,435,929
Expense Items of Interest:
Grants and subsidies
Department of Rural Fire Service	24,688	25,713	38,061
Fire and Rescue NSW	86,061	87,364	86,040
Information and Privacy Commission	5,638	5,638	5,302
Legal Aid Commission of New South Wales	176,577	176,577	180,284
Ministry for Police and Emergency Services	36,072	35,072	38,117
New South Wales Crime Commission	18,501	18,501	22,933
NSW Police Force	3,039,065	3,147,564	3,053,917
State Emergency Services	6,011	6,232	11,275

2 - 14	Budget Estimates 2012-13

Department of Attorney General and Justice

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,376,275	1,409,885	1,344,628
Other operating expenses	404,548	419,165	421,691
Depreciation and amortisation	165,484	180,757	177,869
Grants and subsidies	3,497,911	3,597,604	3,535,069
Finance costs	10,283	10,261	9,977
Other expenses	83,397	93,809	69,392

TOTAL EXPENSES EXCLUDING LOSSES	5,537,898	5,711,481	5,558,626

Revenue
Recurrent appropriation	4,979,841	5,138,228	4,965,658
Capital appropriation	173,209	170,571	194,694
Sales of goods and services	254,078	259,008	263,176
Investment income	5,508	5,469	6,152
Retained taxes, fees and fines	9,400	12,872	10,400
Grants and contributions	18,870	20,766	19,636
Acceptance by Crown Entity of employee benefits and other liabilities	93,051	91,701	91,899
Other revenue	19,292	25,039	20,852

Total Revenue	5,553,249	5,723,654	5,572,467

Gain/(loss) on disposal of non current assets	10	(52)	10
Other gains/(losses)	(22)	(1,379)	(9)

Net Result	15,339	10,742	13,842

Budget Estimates 2012-13	2 - 15

Department of Attorney General and Justice

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	96,459	88,942	85,776
Receivables	58,012	57,512	52,481
Inventories	11,063	11,063	11,063
Other	20,520	20,520	8,957

Total Current Assets	186,054	178,037	158,277

Non Current Assets
Receivables	56,644	56,644	53,929
Other financial assets	129,258	129,258	129,258
Property, plant and equipment -
Land and building	3,332,774	3,290,150	3,300,363
Plant and equipment	182,552	203,844	210,721
Infrastructure systems	54,555	38,269	37,326
Intangibles	112,998	126,600	130,495
Other	3,920	3,920	3,920

Total Non Current Assets	3,872,701	3,848,685	3,866,012

Total Assets	4,058,755	4,026,722	4,024,289

Liabilities
Current Liabilities
Payables	130,408	104,452	116,688
Borrowings at amortised cost	2,928	5,428	4,908
Tax	—	1,394	1,394
Provisions	189,183	183,113	161,932
Other	11,962	11,962	15,322

Total Current Liabilities	334,481	306,349	300,244

Non Current Liabilities
Borrowings at amortised cost	91,156	91,156	81,331
Provisions	54,342	54,342	53,997
Other	4,805	4,805	4,805

Total Non Current Liabilities	150,303	150,303	140,133

Total Liabilities	484,784	456,652	440,377

Net Assets	3,573,971	3,570,070	3,583,912

Equity
Reserves	534,741	418,806	418,806
Accumulated funds	3,039,230	3,151,264	3,165,106

Total Equity	3,573,971	3,570,070	3,583,912

2 - 16	Budget Estimates 2012-13

Department of Attorney General and Justice

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,277,393	1,315,668	1,263,645
Grants and subsidies	3,497,911	3,597,604	3,535,069
Finance costs	10,283	10,261	9,977
Other	529,553	607,236	558,361

Total Payments	5,315,140	5,530,768	5,367,052

Receipts
Recurrent appropriation	4,979,841	5,138,228	4,965,658
Capital appropriation	173,209	170,571	194,694
Sale of goods and services	255,358	265,376	268,093
Interest	2,561	3,580	2,957
Grants and contributions	18,870	20,766	19,636
Cash transfers to the Consolidated Fund	(5,818)	(7,212)	—
Other	78,460	127,598	109,881

Total Receipts	5,502,481	5,718,907	5,560,919

Net Cash Flows From Operating Activities	187,341	188,138	193,867

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	10	91	10
Purchases of property, plant and equipment	(137,167)	(154,980)	(161,366)
Other	(29,115)	(23,383)	(25,332)

Net Cash Flows From Investing Activities	(166,272)	(178,272)	(186,688)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	1,773	—
Repayment of borrowings and advances	(1,385)	(658)	(10,345)

Net Cash Flows From Financing Activities	(1,385)	1,115	(10,345)

Net Increase/(Decrease) in Cash	19,684	10,981	(3,166)

Opening Cash and Cash Equivalents	76,775	77,961	88,942

Closing Cash and Cash Equivalents	96,459	88,942	85,776

Cash Flow Reconciliation
Net result	15,339	10,742	13,842
Non cash items added back	165,484	180,757	177,869
Change in operating assets and liabilities	6,518	(3,361)	2,156

Net Cash Flows From Operating Activities	187,341	188,138	193,867

Budget Estimates 2012-13	2 - 17

Department of Rural Fire Service

Service Group Statements

Community Safety

Service description:	This service group covers protecting the community through measures that enhance community awareness of and participation in fire risk reduction, and reducing the environmental impact of the RFS’s incident management activities.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Community education programs - Properties protected	no.	55,000	49,173	54,000	54,000	54,200
Development control assessments - properties protected (a)	no.	52,930	53,748	52,000	45,000	35,000

(a)	The Department of Planning and Infrastructure and the RFS have been working on a strategy to reduce the number of assessment referrals received from local government, under Government planning reforms. This includes introducing the Housing Code State Environmental Planning Policy, which negates any complying development referral to the RFS.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	29,005	26,394	24,043

(a)	Development Application staff were reallocated from ‘Community Safety’ service group into the ‘Operational and Administrative Support’ service group.

Emergency Bush Fire Response Operations

Service description:	This service group covers the rapid and effective emergency response to incidents in bushfire prone areas to minimise injury and loss to the community.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Operation plans approved by Bushfire Coordinating Committee	%	100	100	100	100	100
Volunteer Competency Index - for 3 principal qualifications	%	88	95	85	90	85

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	227,325	232,136	240,829

Capital Expenditure	11,278	6,931	9,134

2 - 18	Budget Estimates 2012-13

Department of Rural Fire Service

Operational and Administrative Support

Service description:	This service group covers the management and administrative support functions of the RFS including financial, human resource and operational support, firefighting fleet maintenance, and strategy and policy development.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

District community education strategies submitted by due date	%	100	100	100	100	100
Fire code development application approvals for buildings completed in 14 days (a)%		80	62	71	60	65

(a)	The RFS has focused its attention on engaging with and training council staff to assist them in reducing unnecessary referrals.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	29,052	38,898	38,256

Capital Expenditure	—	847	729

(a)	The increase in total expenses reflects the reallocation of Development Application staff from the ‘Community Safety’ service group into ‘Operational and Administrative Support’ service group. It also reflects the scaling up of mitigation crews.

Budget Estimates 2012-13	2 - 19

Department of Rural Fire Service

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	91,523	91,598	92,512
Other operating expenses	28,546	30,973	31,555
Depreciation and amortisation	4,764	4,714	4,600
Grants and subsidies	155,406	164,976	169,112
Other expenses	5,143	5,167	5,349

TOTAL EXPENSES EXCLUDING LOSSES	285,382	297,428	303,128

Revenue
Sales of goods and services	406	2,355	417
Retained taxes, fees and fines	207,541	214,203	198,657
Grants and contributions	58,930	68,770	71,157
Other revenue	7,753	9,256	7,970

Total Revenue	274,630	294,584	278,201

Net Result	(10,752)	(2,844)	(24,927)

2 - 20	Budget Estimates 2012-13

Department of Rural Fire Service

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	30,663	38,768	14,208
Receivables	5,226	5,226	5,226

Total Current Assets	35,889	43,994	19,434

Non Current Assets
Property, plant and equipment -
Plant and equipment	18,623	15,173	15,456

Total Non Current Assets	18,623	15,173	15,456

Total Assets	54,512	59,167	34,890

Liabilities
Current Liabilities
Payables	14,420	14,420	15,070
Provisions	22,496	22,496	22,496

Total Current Liabilities	36,916	36,916	37,566

Non Current Liabilities
Provisions	9,919	9,919	9,919

Total Non Current Liabilities	9,919	9,919	9,919

Total Liabilities	46,835	46,835	47,485

Net Assets	7,677	12,332	(12,595)

Equity
Accumulated funds	7,677	12,332	(12,595)

Total Equity	7,677	12,332	(12,595)

Budget Estimates 2012-13	2 - 21

Department of Rural Fire Service

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	91,523	91,598	92,512
Grants and subsidies	89,409	107,958	112,373
Other	106,195	99,667	99,543

Total Payments	287,127	299,223	304,428

Receipts
Sale of goods and services	406	2,355	417
Retained taxes, fees and fines	207,541	214,203	198,657
Grants and contributions	28,019	36,881	40,636
Other	45,173	47,654	45,041

Total Receipts	281,139	301,093	284,751

Net Cash Flows From Operating Activities	(5,988)	1,870	(19,677)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	4,980	4,980	4,980
Purchases of property, plant and equipment	(11,278)	(7,778)	(9,863)

Net Cash Flows From Investing Activities	(6,298)	(2,798)	(4,883)

Net Increase/(Decrease) in Cash	(12,286)	(928)	(24,560)

Opening Cash and Cash Equivalents	42,949	39,696	38,768

Closing Cash and Cash Equivalents	30,663	38,768	14,208

Cash Flow Reconciliation
Net result	(10,752)	(2,844)	(24,927)
Non cash items added back	4,764	4,714	4,600
Change in operating assets and liabilities	—	—	650

Net Cash Flows From Operating Activities	(5,988)	1,870	(19,677)

2 - 22	Budget Estimates 2012-13

Fire and Rescue NSW

Service Group Statements

Community Safety

Service description:	This service group covers improved risk management by ensuring effective emergency incident prevention and developing resilient communities that are well prepared for emergencies. Activities include community education, the program to replace smoke alarm batteries for the elderly, fire fighter inspections of premises and the establishment of community fire units to support residents living near bushland.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Community safety programs delivered per permanent fire station	no.	250	272	272	280	285
Building inspections undertaken	no.	1,000	995	1,000	1,000	1,000
Fires with ignition factor determined	%	69	73	74	74	74

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	35,088	33,643	34,294

Capital Expenditure	2,959	3,284	2,570

Emergency Management

Service description:	This service group covers emergency management response and recovery to provide rapid, reliable and continuous emergency assistance while ensuring the impacts of emergency incidents are minimised and emergency-related disruptions to communities, business and the environment are reduced.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Fires attended (a)	no.	33,000	26,472	28,000	27,500	29,000
Hazardous material incidents attended	no.	11,170	9,821	9,732	9,620	9,200
Storm and tempest incidents attended	no.	450	646	640	734	780
Non-fire rescue incidents attended	no.	4,171	4,958	4,700	5,200	5,500

(a)	The wide variation in the number of fires attended is largely due to variation in weather patterns.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	378,950	377,671	384,974

Capital Expenditure	31,954	36,865	28,847

Budget Estimates 2012-13	2 - 23

Fire and Rescue NSW

Operational Preparedness

Service description:	This service group covers the assessment of risk, development and testing of operational plans and capabilities and the provision of training for emergencies to ensure optimal preparedness for fire, accident, hazardous material, terrorist or other emergencies across the State.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average age of fire engine pumper fleet	years	8	8	9	8	9
Accredited rescue crews	no.	176	176	181	181	181
Workers compensation claims (a)	no.	709	648	620	580	550
Average workers compensation claim costs (b)	$	11,125	8,246	7,000	7,845	7,000

(a)	Figure for 2009-10 reflects the updated number of claims generated by the newly-installed claims management system.
(b)	2009-10 reported cost has been updated to reflect additional long-term claims processed.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	223,923	223,425	227,746

Capital Expenditure	18,882	21,808	17,066

2 - 24	Budget Estimates 2012-13

Fire and Rescue NSW

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	509,476	515,976	513,285
Other operating expenses	92,936	79,914	93,797
Depreciation and amortisation	35,549	38,849	39,932

TOTAL EXPENSES EXCLUDING LOSSES	637,961	634,739	647,014

Revenue
Sales of goods and services	10,085	10,385	10,209
Investment income	6,486	7,986	5,600
Retained taxes, fees and fines	460,035	463,589	457,573
Grants and contributions	155,561	158,961	156,089
Other revenue	4,685	9,581	6,914

Total Revenue	636,852	650,502	636,385

Gain/(loss) on disposal of non current assets	—	10	—

Net Result	(1,109)	15,773	(10,629)

Budget Estimates 2012-13	2 - 25

Fire and Rescue NSW

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	106,639	121,685	100,976
Receivables	13,064	13,064	13,064
Inventories	1,980	1,980	1,980
Assets held for sale	841	841	841
Other	42	42	42

Total Current Assets	122,566	137,612	116,903

Non Current Assets
Property, plant and equipment -
Land and building	293,719	309,934	307,060
Plant and equipment	254,764	223,683	236,241
Intangibles	14,125	32,356	31,223

Total Non Current Assets	562,608	565,973	574,524

Total Assets	685,174	703,585	691,427

Liabilities
Current Liabilities
Payables	22,967	24,496	22,967
Provisions	78,567	78,567	78,567

Total Current Liabilities	101,534	103,063	101,534

Non Current Liabilities
Provisions	38,526	38,526	38,526
Other	1,751	1,751	1,751

Total Non Current Liabilities	40,277	40,277	40,277

Total Liabilities	141,811	143,340	141,811

Net Assets	543,363	560,245	549,616

Equity
Reserves	220,682	220,682	220,682
Accumulated funds	322,681	339,563	328,934

Total Equity	543,363	560,245	549,616

2 - 26	Budget Estimates 2012-13

Fire and Rescue NSW

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	504,560	511,060	513,285
Other	98,940	84,089	95,326

Total Payments	603,500	595,149	608,611

Receipts
Sale of goods and services	10,666	10,676	10,209
Interest	7,606	9,106	5,600
Retained taxes, fees and fines	444,035	448,782	441,253
Grants and contributions	86,391	88,908	87,140
Other	89,980	94,556	92,183

Total Receipts	638,678	652,028	636,385

Net Cash Flows From Operating Activities	35,178	56,879	27,774

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	1,507	—
Purchases of property, plant and equipment	(54,447)	(43,524)	(48,483)
Other	—	(19,085)	—

Net Cash Flows From Investing Activities	(54,447)	(61,102)	(48,483)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	358	358	358
Repayment of borrowings and advances	(358)	(358)	(358)

Net Cash Flows From Financing Activities	—	—	—

Net Increase/(Decrease) in Cash	(19,269)	(4,223)	(20,709)

Opening Cash and Cash Equivalents	125,908	125,908	121,685

Closing Cash and Cash Equivalents	106,639	121,685	100,976

Cash Flow Reconciliation
Net result	(1,109)	15,773	(10,629)
Non cash items added back	35,549	38,849	39,932
Change in operating assets and liabilities	738	2,257	(1,529)

Net Cash Flows From Operating Activities	35,178	56,879	27,774

Budget Estimates 2012-13	2 - 27

Information and Privacy Commission

Service Group Statements

Information and Privacy Commission

Service description:	This service group covers providing assistance and advice to agencies and the public, undertaking legislative and administrative reviews, and other activities to ensure compliance with the Government Information (Public Access) Act 2009 and NSW privacy legislation.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Reviews undertaken (a)	no.	N/A	301	350	320	350
Complaints investigated	no.	N/A	59	100	100	100
Hits on the Information and Privacy Commission website	thous	N/A	438	450	267	280
Formal Privacy matters handled	no.	N/A	414	400	435	435

(a)	This measure is dependent upon the number of applications received by the IPC.

Actual data for 2009-10 is not included as the Government Information (Public Access) Act 2009 did not come into effect until 1 July 2010.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	5,424	5,503	5,406

Capital Expenditure	366	366	150

2 - 28	Budget Estimates 2012-13

Information and Privacy Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	3,930	3,479	3,788
Other operating expenses	1,428	1,880	1,493
Depreciation and amortisation	66	144	125

TOTAL EXPENSES EXCLUDING LOSSES	5,424	5,503	5,406

Revenue
Investment income	—	41	—
Grants and contributions	5,638	5,638	5,302
Acceptance by Crown Entity of employee benefits and other liabilities	42	112	42

Total Revenue	5,680	5,791	5,344

Net Result	256	288	(62)

Budget Estimates 2012-13	2 - 29

Information and Privacy Commission

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	496	504	788
Receivables	211	211	627

Total Current Assets	707	715	1,415

Non Current Assets
Property, plant and equipment -
Plant and equipment	230	199	156
Intangibles	976	929	997

Total Non Current Assets	1,206	1,128	1,153

Total Assets	1,913	1,843	2,568

Liabilities
Current Liabilities
Payables	373	373	646
Provisions	187	187	199
Other	—	—	415

Total Current Liabilities	560	560	1,260

Non Current Liabilities
Other	—	—	87

Total Non Current Liabilities	—	—	87

Total Liabilities	560	560	1,347

Net Assets	1,353	1,283	1,221

Equity
Accumulated funds	1,353	1,283	1,221

Total Equity	1,353	1,283	1,221

2 - 30	Budget Estimates 2012-13

Information and Privacy Commission

Cash Flow Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Employee related	3,888	3,367	3,734
Other	3,562	3,116	2,159

Total Payments	7,450	6,483	5,893

Receipts
Sale of goods and services	551	551	(524)
Interest	—	41	—
Grants and contributions	5,638	5,638	5,302
Cash transfers to the Consolidated Fund	(429)	(429)	415
Other	2,134	1,134	1,134

Total Receipts	7,894	6,935	6,327

Net Cash Flows From Operating Activities	444	452	434

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(40)	—	—
Other	(326)	(366)	(150)

Net Cash Flows From Investing Activities	(366)	(366)	(150)

Net Increase/(Decrease) in Cash	78	86	284

Opening Cash and Cash Equivalents	418	418	504

Closing Cash and Cash Equivalents	496	504	788

Cash Flow Reconciliation
Net result	256	288	(62)
Non cash items added back	66	144	125
Change in operating assets and liabilities	122	20	371

Net Cash Flows From Operating Activities	444	452	434

Budget Estimates 2012-13	2 - 31

Legal Aid Commission of New South Wales

Service Group Statements

Criminal Law Services

Service description:	This service group covers the provision of legal assistance and counsel to those facing criminal charges. This assistance ranges from advice, information and duty services for more minor criminal law matters, through to representation by barristers in extended and complex trials where clients who are found guilty may face very heavy penalties.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	9,789	9,313	9,600	9,400	9,500
Assigned	no.	14,388	14,629	14,600	14,300	14,400
Duty appearances:
In-house	no.	94,735	96,519	97,200	98,100	99,000
Assigned	no.	49,738	53,791	53,600	50,200	50,300
Legal advice and minor assistance (a)	no.	34,860	31,960	33,300	28,800	29,000
General information services	no.	204,990	219,232	219,000	255,700	256,000

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	111,716	119,095	117,433

Capital Expenditure	2,185	2,332	2,123

(a)	The increase from 2011-12 Budget is due to funds being reallocated from the ‘Family Law Services’ service group to Commonwealth criminal law matters (part of the ‘Criminal Law Services’ service group).

2 - 32	Budget Estimates 2012-13

Legal Aid Commission of New South Wales

Civil Law Services

Service description:	This service group covers the provision of legal services in matters such as housing, mental health, consumer and human rights law. The assistance ranges from relatively straightforward advice and information services, through to legal representation in lengthy and complex court cases.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	1,197	993	1,000	950	1,000
Assigned	no.	530	692	700	970	1,000
Duty appearances:
In-house	no.	5,196	3,418	3,500	3,900	3,900
Assigned	no.	13,788	8,881	8,800	9,500	9,500
Legal advice and minor assistance (a)	no.	26,050	30,207	30,500	35,000	35,500
General information services	no.	164,121	167,787	167,700	190,100	192,000

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	30,703	31,411	30,946

Capital Expenditure	493	1,012	921

Budget Estimates 2012-13	2 - 33

Legal Aid Commission of New South Wales

Family Law Services

Service description:	This service group covers the provision of assistance to families in dispute over areas such as separation, divorce and parenting arrangements. It also assists in matters where the State seeks to take children thought to be at risk of abuse and neglect into care.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Legal representation:
In-house	no.	2,802	2,489	2,800	2,800	2,900
Assigned	no.	12,730	10,752	11,500	10,400	10,400
Duty appearances:
In-house	no.	3,168	3,693	5,000	6,600	6,700
Assigned	no.	1,757	1,705	1,900	1,900	2,000
Legal advice and minor assistance (a)	no.	32,756	35,148	37,000	41,000	41,500
General information services	no.	128,761	127,041	126,900	147,700	148,000

(a)	Legal advice is provided by legal practitioners. Where minor assistance is provided, it is usually associated with an advice service.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	71,649	63,265	68,638

Capital Expenditure	1,672	1,440	1,310

(a)	A decrease in demand for Commonwealth funded ‘Family Law Services’ has allowed these funds to be reallocated to the ‘Criminal Law Services’ service group.

2 - 34	Budget Estimates 2012-13

Legal Aid Commission of New South Wales

Community Partnerships

Service description:	This service group covers funding of community organisations for specific purposes. These include providing legal assistance to disadvantaged people, undertaking law reform activities, and providing specialised court-based assistance for women and children seeking legal protection from domestic violence.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Local Courts served by Women’s
Domestic Violence Court
Advocacy Program	no.	108	108	108	108	108
Community Legal Centre cases opened	no.	8,464	8,596	8,700	8,700	8,700
Community Legal Centre advice services	no.	59,967	59,784	50,000	53,700	54,000

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	27,688	27,874	26,369

Capital Expenditure	—	51	46

Budget Estimates 2012-13	2 - 35

Legal Aid Commission of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	90,222	89,512	92,959
Other operating expenses	20,016	20,339	20,114
Depreciation and amortisation	4,500	4,875	4,500
Grants and subsidies	25,736	25,942	24,430
Other expenses	101,282	100,977	101,383

TOTAL EXPENSES EXCLUDING LOSSES	241,756	241,645	243,386

Revenue
Sales of goods and services	3,948	4,536	3,948
Investment income	4,195	4,445	4,312
Grants and contributions	232,451	231,781	234,110
Other revenue	462	319	331

Total Revenue	241,056	241,081	242,701

Gain/(loss) on disposal of non current assets	—	125	35
Other gains/(losses)	(200)	(423)	(200)

Net Result	(900)	(862)	(850)

2 - 36	Budget Estimates 2012-13

Legal Aid Commission of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	76,913	75,847	75,297
Receivables	4,742	5,375	5,375

Total Current Assets	81,655	81,222	80,672

Non Current Assets
Receivables	1,935	2,092	2,092
Property, plant and equipment -
Land and building	7,245	6,836	6,968
Plant and equipment	2,539	2,562	3,625
Intangibles	4,838	5,330	4,035

Total Non Current Assets	16,557	16,820	16,720

Total Assets	98,212	98,042	97,392

Liabilities
Current Liabilities
Payables	19,885	20,701	20,901
Provisions	39,800	38,067	38,067

Total Current Liabilities	59,685	58,768	58,968

Non Current Liabilities
Provisions	1,270	1,671	1,671
Other	2,375	2,683	2,683

Total Non Current Liabilities	3,645	4,354	4,354

Total Liabilities	63,330	63,122	63,322

Net Assets	34,882	34,920	34,070

Equity
Accumulated funds	34,882	34,920	34,070

Total Equity	34,882	34,920	34,070

Budget Estimates 2012-13	2 - 37

Legal Aid Commission of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	88,820	89,263	92,759
Grants and subsidies	25,736	25,942	24,430
Other	134,063	134,988	135,980

Total Payments	248,619	250,193	253,169

Receipts
Sale of goods and services	4,003	4,113	3,748
Interest	4,338	4,445	4,312
Grants and contributions	187,690	187,020	191,633
Other	58,246	59,563	57,291

Total Receipts	254,277	255,141	256,984

Net Cash Flows From Operating Activities	5,658	4,948	3,815

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	129	35
Purchases of property, plant and equipment	(2,659)	(2,659)	(3,570)
Other	(1,691)	(2,176)	(830)

Net Cash Flows From Investing Activities	(4,350)	(4,706)	(4,365)

Net Increase/(Decrease) in Cash	1,308	242	(550)

Opening Cash and Cash Equivalents	75,605	75,605	75,847

Closing Cash and Cash Equivalents	76,913	75,847	75,297

Cash Flow Reconciliation
Net result	(900)	(862)	(850)
Non cash items added back	4,500	4,875	4,500
Change in operating assets and liabilities	2,058	935	165

Net Cash Flows From Operating Activities	5,658	4,948	3,815

2 - 38	Budget Estimates 2012-13

Ministry for Police and Emergency Services

Service Group Statements

Policy and Finance

Service description:	This service group provides independent policy advice and development on issues affecting the Police and Emergency Services portfolio and the ministerial and Parliamentary functions of the Minister for Police and Emergency Services. It provides finance and corporate governance support. It also coordinates the portfolio and liaises with external agencies.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Cabinet minutes developed	no.	45	30	20	32	25
Replies to Parliamentary questions	no.	430	301	400	550	475
Replies to letters	no.	4,800	4,800	4,800	3,660	4,000
Letters responded to within the required time frame	%	95	95	95	93	95

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	4,538	10,729	10,913

Capital Expenditure	36	164	164

Budget Estimates 2012-13	2 - 39

Ministry for Police and Emergency Services

Counter Terrorism and Disaster Resilience

Service description:	This service group initiates policies and strategies for improving the delivery of emergency management services through the prevention, preparedness, response and recovery phases. It also provides policy advice, executive and secretarial support to the State Emergency Management Committee (SEMC), and the State Rescue Board (SRB) as well as executive and operational support to the State Emergency Operations Controller and the State Emergency Recovery Controller.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Disaster resilience grants schemes administered	no.	2	4	5	5	5
SEMC and SRB meetings supported	no.	8	8	8	9	8
Support to emergency management operations	%	100	100	100	100	100
Training courses, workshops and exercises delivered	no.	186	200	200	116	175

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	44,792	34,820	46,089

Capital Expenditure	128	—	—

2 - 40	Budget Estimates 2012-13

Ministry for Police and Emergency Services

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	9,913	10,328	10,765
Other operating expenses	8,540	5,867	10,367
Depreciation and amortisation	62	62	62
Grants and subsidies	30,815	29,292	35,808

TOTAL EXPENSES EXCLUDING LOSSES	49,330	45,549	57,002

Revenue
Investment income	12	602	400
Grants and contributions	47,620	44,884	52,292
Acceptance by Crown Entity of employee benefits and other liabilities	468	519	497
Other revenue	1,791	432	200

Total Revenue	49,891	46,437	53,389

Net Result	561	888	(3,613)

Budget Estimates 2012-13	2 - 41

Ministry for Police and Emergency Services

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	11,741	12,777	9,243
Receivables	932	1,370	1,510

Total Current Assets	12,673	14,147	10,753

Non Current Assets
Property, plant and equipment -
Land and building	—	955	960
Plant and equipment	1,071	116	213
Intangibles	26	26	26

Total Non Current Assets	1,097	1,097	1,199

Total Assets	13,770	15,244	11,952

Liabilities
Current Liabilities
Payables	102	770	1,111
Provisions	694	925	915

Total Current Liabilities	796	1,695	2,026

Non Current Liabilities
Provisions	—	182	172

Total Non Current Liabilities	—	182	172

Total Liabilities	796	1,877	2,198

Net Assets	12,974	13,367	9,754

Equity
Accumulated funds	12,974	13,367	9,754

Total Equity	12,974	13,367	9,754

2 - 42	Budget Estimates 2012-13

Ministry for Police and Emergency Services

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	9,847	9,713	10,288
Grants and subsidies	30,815	29,292	35,808
Other	8,784	5,514	10,026

Total Payments	49,446	44,519	56,122

Receipts
Interest	12	602	400
Grants and contributions	47,620	44,884	52,292
Other	1,627	(118)	60

Total Receipts	49,259	45,368	52,752

Net Cash Flows From Operating Activities	(187)	849	(3,370)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(164)	(164)	(164)

Net Cash Flows From Investing Activities	(164)	(164)	(164)

Net Increase/(Decrease) in Cash	(351)	685	(3,534)

Opening Cash and Cash Equivalents	12,092	12,092	12,777

Closing Cash and Cash Equivalents	11,741	12,777	9,243

Cash Flow Reconciliation
Net result	561	888	(3,613)
Non cash items added back	62	62	62
Change in operating assets and liabilities	(810)	(101)	181

Net Cash Flows From Operating Activities	(187)	849	(3,370)

Budget Estimates 2012-13	2 - 43

New South Wales Crime Commission

Service Group Statements

Criminal Investigations and Confiscation of Assets

Service description:	This service group covers the collection of evidence and intelligence for the prosecution of serious criminal offenders. It also covers the restraint and confiscation of assets accumulated through the conduct of serious criminal activities.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Arrests	no.	1,685	734	750	485	700
Restraining orders	no.	93	112	120	74	100
Asset forfeiture orders	no.	28	49	60	26	50
Proceeds assessment orders	no.	72	51	60	37	50

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	19,055	19,243	23,530

Capital Expenditure	1,482	1,482	1,482

2 - 44	Budget Estimates 2012-13

New South Wales Crime Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	13,419	12,904	16,981
Other operating expenses	4,438	5,141	5,544
Depreciation and amortisation	1,148	1,148	980
Other expenses	50	50	25

TOTAL EXPENSES EXCLUDING LOSSES	19,055	19,243	23,530

Revenue
Sales of goods and services	15	30	25
Investment income	51	120	75
Grants and contributions	18,501	18,501	22,933
Acceptance by Crown Entity of employee benefits and other liabilities	375	375	402
Other revenue	—	110	—

Total Revenue	18,942	19,136	23,435

Net Result	(113)	(107)	(95)

Budget Estimates 2012-13	2 - 45

New South Wales Crime Commission

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	2,341	2,341	2,339
Receivables	796	796	768

Total Current Assets	3,137	3,137	3,107

Non Current Assets
Receivables	140	140	150
Property, plant and equipment -
Plant and equipment	2,284	2,290	2,832
Intangibles	754	754	714

Total Non Current Assets	3,178	3,184	3,696

Total Assets	6,315	6,321	6,803

Liabilities
Current Liabilities
Payables	866	534	1,104
Borrowings at amortised cost	—	211	211
Provisions	1,357	1,357	1,435

Total Current Liabilities	2,223	2,102	2,750

Non Current Liabilities
Borrowings at amortised cost	—	121	121
Provisions	85	85	14

Total Non Current Liabilities	85	206	135

Total Liabilities	2,308	2,308	2,885

Net Assets	4,007	4,013	3,918

Equity
Accumulated funds	4,007	4,013	3,918

Total Equity	4,007	4,013	3,918

2 - 46	Budget Estimates 2012-13

New South Wales Crime Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	12,791	12,259	16,502
Other	4,987	5,690	5,500

Total Payments	17,778	17,949	22,002

Receipts
Sale of goods and services	5	20	35
Interest	54	123	75
Grants and contributions	18,501	18,501	22,933
Other	410	520	439

Total Receipts	18,970	19,164	23,482

Net Cash Flows From Operating Activities	1,192	1,215	1,480

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,282)	(1,282)	(1,322)
Other	(200)	(200)	(160)

Net Cash Flows From Investing Activities	(1,482)	(1,482)	(1,482)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	201	—
Repayment of borrowings and advances	—	(218)	—

Net Cash Flows From Financing Activities	—	(17)	—

Net Increase/(Decrease) in Cash	(290)	(284)	(2)

Opening Cash and Cash Equivalents	2,631	2,625	2,341

Closing Cash and Cash Equivalents	2,341	2,341	2,339

Cash Flow Reconciliation
Net result	(113)	(107)	(95)
Non cash items added back	1,148	1,148	980
Change in operating assets and liabilities	157	174	595

Net Cash Flows From Operating Activities	1,192	1,215	1,480

Budget Estimates 2012-13	2 - 47

NSW Police Force

Service Group Statements

Community Support

Service description:	This service group covers the provision of effective, timely and flexible 24-hour response to incidents, emergencies and public events. It also includes reduction of incentives and opportunities to commit crime, the provision of a highly visible police presence, and liaison/partnerships with the community and government organisations concerned with maintaining peace, order and public safety.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Urgent calls responded to within target time (a)%		74	80	80	78	80
People feel safe walking/jogging by themselves in their neighbourhood at night	%	63	55	55	61	61

(a)	Target time for urgent calls revised from 10 minutes to 12 minutes in 2010-11.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,674,046	1,670,901	1,705,938

Capital Expenditure	88,529	74,064	79,176

Criminal Investigation

Service description:	This service group covers detecting and investigating crime, providing forensic services and arresting or otherwise dealing with offenders. It also includes specialist activities to target organised criminal activities and criminal groups, maintenance of forensic databases and criminal records, and liaison with other law enforcement agencies.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Legal actions excluding infringement notices	thous	164	158	158	151	151

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	924,887	937,299	958,482

Capital Expenditure	41,005	40,916	44,155

2 - 48	Budget Estimates 2012-13

NSW Police Force

Traffic and Commuter Services

Service description:	This service group covers patrolling roads, highways and public transport corridors, investigating major vehicle crashes, detecting traffic and transport offences (particularly those involving alcohol or drugs, and speed), and supervising peak traffic flows. It also includes liaison/partnerships with community and government bodies concerned with road safety, traffic management and public transport.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Random breath tests undertaken	mill	4.6	4.8	4.7	4.2	4.2
Charges for prescribed concentration of alcohol	thous	25	24	25	21	21
Traffic infringement notices	thous	603	668	660	576	576

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	378,993	387,288	396,899

Capital Expenditure	13,668	16,251	17,631

Judicial Support

Service description:	This service group covers judicial and custodial services, prosecuting offenders, presenting evidence at court, including coronial enquiries, providing police transport and custody for people under police supervision, and providing a high level of support to victims and witnesses.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Juvenile diversions as a proportion of juvenile offenders to court	%	57	57	57	59	59
Legal actions where alleged offenders are proceeded against to court (a)	thous	139	133	133	126	126

(a)	Excludes non-NSW charges and charges for breach of bail.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	222,611	240,935	247,508

Capital Expenditure	12,114	9,859	11,071

Budget Estimates 2012-13	2 - 49

NSW Police Force

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	2,605,323	2,539,183	2,470,961	(a)
Other operating expenses	459,257	435,453	453,594
Depreciation and amortisation	112,470	140,000	153,961
Grants and subsidies	8,981	107,281	217,016	(a)
Finance costs	11,774	11,774	10,701
Other expenses	2,732	2,732	2,594

TOTAL EXPENSES EXCLUDING LOSSES	3,200,537	3,236,423	3,308,827

Revenue
Sales of goods and services	35,500	41,778	32,545
Investment income	2,700	2,700	2,707
Grants and contributions	3,051,783	3,162,805	3,066,963
Acceptance by Crown Entity of employee benefits and other liabilities	171,545	171,545	176,305
Other revenue	18,977	22,546	19,241

Total Revenue	3,280,505	3,401,374	3,297,761

Gain/(loss) on disposal of non current assets	(3,172)	(2,687)	2,840
Other gains/(losses)	(10)	(48)	(10)

Net Result	76,786	162,216	(8,236)

(a)	The Force’s TMF Hindsight expense has been reclassified from an employee related expense to a grant and subsidy. This explains the significant increase in grants and subsidies and the equivalent reduction in salary related expenses.

2 - 50	Budget Estimates 2012-13

NSW Police Force

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	60,721	66,396	65,293
Receivables	57,316	57,088	57,088
Assets held for sale	5,845	5,845	5,845

Total Current Assets	123,882	129,329	128,226

Non Current Assets
Property, plant and equipment -
Land and building	1,211,849	1,191,935	1,204,769
Plant and equipment	295,910	281,028	263,578
Intangibles	106,721	113,786	117,553

Total Non Current Assets	1,614,480	1,586,749	1,585,900

Total Assets	1,738,362	1,716,078	1,714,126

Liabilities
Current Liabilities
Payables	84,816	86,449	105,449
Borrowings at amortised cost	5,581	5,581	6,600
Provisions	445,749	458,344	448,620
Other	151	151	151

Total Current Liabilities	536,297	550,525	560,820

Non Current Liabilities
Borrowings at amortised cost	168,655	168,655	163,780
Provisions	177,638	53,007	53,007
Other	12,750	14,886	12,750

Total Non Current Liabilities	359,043	236,548	229,537

Total Liabilities	895,340	787,073	790,357

Net Assets	843,022	929,005	923,769

Equity
Reserves	473,439	473,439	476,439
Accumulated funds	369,583	455,566	447,330

Total Equity	843,022	929,005	923,769

Budget Estimates 2012-13	2 - 51

NSW Police Force

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2,373,097	2,196,807	2,232,989 (a)
Grants and subsidies	8,981	107,281	217,016 (a)
Finance costs	11,774	11,774	10,701
Other	582,262	784,723	566,908

Total Payments	2,976,114	3,100,585	3,027,614

Receipts
Sale of goods and services	32,524	39,702	32,545
Interest	3,122	3,122	2,707
Grants and contributions	3,051,765	3,162,743	3,066,589
Cash transfers to the Consolidated Fund	(1,276)	(1,276)	—
Other	73,660	76,395	75,798

Total Receipts	3,159,795	3,280,686	3,177,639

Net Cash Flows From Operating Activities	183,681	180,101	150,025

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	10,111	5,140	4,761
Purchases of property, plant and equipment	(133,984)	(116,189)	(127,137)
Other	(21,699)	(25,268)	(24,896)

Net Cash Flows From Investing Activities	(145,572)	(136,317)	(147,272)

Cash Flows From Financing Activities
Repayment of borrowings and advances	—	—	(3,856)

Net Cash Flows From Financing Activities	—	—	(3,856)

Net Increase/(Decrease) in Cash	38,109	43,784	(1,103)

Opening Cash and Cash Equivalents	22,612	22,612	66,396

Closing Cash and Cash Equivalents	60,721	66,396	65,293

Cash Flow Reconciliation
Net result	76,786	162,216	(8,236)
Non cash items added back	112,470	139,207	153,961
Change in operating assets and liabilities	(5,575)	(121,322)	4,300

Net Cash Flows From Operating Activities	183,681	180,101	150,025

(a)	The Force’s TMF Hindsight expense has been reclassified from an employee related expense to a grant and subsidy. This explains the significant increase in grants and subsidies and the equivalent reduction in salary related expenses.

2 - 52	Budget Estimates 2012-13

State Emergency Service

Service Group Statements

Community and Organisational Preparedness

Service description:	This service group covers the preparedness and resilience of both communities and volunteers when preparing for and dealing with the impact of storms, floods and tsunamis to ensure their safety and wellbeing during emergency situations.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures: (a)

Number of cadets trained	no.	300	335	520	367	620
Number of Flood Safe brochures distributed	no.	5,836	17,000	25,000	18,514	25,000
Percentage of volunteers with above minimum level training (b)%		18.5	18.9	26.6	16.3	26.6

(a)	The target measures for 2011-12 were not achieved because of significant ongoing flood operations.
(b)	Above minimum level flood rescue training consists of Level 1, Level 2, Level 3 and Level 4 flood rescue specialist skill sets.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	20,672	31,230	27,924

Capital Expenditure	—	785	2,348

Budget Estimates 2012-13	2 - 53

State Emergency Service

Emergency Management

Service description:	This service group covers the capacity and capability to deliver emergency management services to reduce or mitigate property damage, injury and loss of life among the community and volunteers.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Emergency calls answered within 20 seconds	%	100	100	100	100	100
Flood response tasks (a)	no.	395	1,046	N/A	5,200	N/A
Storm response tasks (a)	no.	15,734	21,970	N/A	21,005	N/A

(a)	These figures cannot be forecast because the frequency and severity of these weather events are unpredictable.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	46,953	58,004	51,860

Capital Expenditure	2,242	1,457	4,362

2 - 54	Budget Estimates 2012-13

State Emergency Service

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	28,211	28,444	30,657
Other operating expenses	20,713	22,422	31,746
Depreciation and amortisation	3,794	4,460	4,578
Grants and subsidies	14,907	33,908	12,803

TOTAL EXPENSES EXCLUDING LOSSES	67,625	89,234	79,784

Revenue
Sales of goods and services	34	94	35
Investment income	99	99	102
Retained taxes, fees and fines	52,114	52,827	60,823
Grants and contributions	13,391	32,741	20,821
Acceptance by Crown Entity of employee benefits and other liabilities	127	127	130
Other revenue	—	720	—

Total Revenue	65,765	86,608	81,911

Gain/(loss) on disposal of non current assets	(149)	(149)	(149)

Net Result	(2,009)	(2,775)	1,978

Budget Estimates 2012-13	2 - 55

State Emergency Service

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	8,560	7,090	6,473
Receivables	1,889	1,889	1,889
Inventories	4,570	4,570	4,570

Total Current Assets	15,019	13,549	12,932

Non Current Assets
Property, plant and equipment -
Land and building	358	358	358
Plant and equipment	12,789	14,201	16,113

Total Non Current Assets	13,147	14,559	16,471

Total Assets	28,166	28,108	29,403

Liabilities
Current Liabilities
Payables	2,585	3,268	2,585
Provisions	2,277	2,277	2,277

Total Current Liabilities	4,862	5,545	4,862

Non Current Liabilities
Provisions	22	22	22

Total Non Current Liabilities	22	22	22

Total Liabilities	4,884	5,567	4,884

Net Assets	23,282	22,541	24,519

Equity
Accumulated funds	23,282	22,541	24,519

Total Equity	23,282	22,541	24,519

2 - 56	Budget Estimates 2012-13

State Emergency Service

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	28,587	28,989	30,527
Grants and subsidies	14,907	33,908	12,803
Other	28,587	29,613	33,729

Total Payments	72,081	92,510	77,059

Receipts
Sale of goods and services	34	94	35
Interest	133	133	102
Retained taxes, fees and fines	52,114	52,827	60,823
Grants and contributions	6,011	25,247	11,275
Other	9,749	10,583	10,846

Total Receipts	68,041	88,884	83,081

Net Cash Flows From Operating Activities	(4,040)	(3,626)	6,022

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	1,977	93	71
Purchases of property, plant and equipment	(2,242)	(2,242)	(6,710)

Net Cash Flows From Investing Activities	(265)	(2,149)	(6,639)

Net Increase/(Decrease) in Cash	(4,305)	(5,775)	(617)

Opening Cash and Cash Equivalents	12,865	12,865	7,090

Closing Cash and Cash Equivalents	8,560	7,090	6,473

Cash Flow Reconciliation
Net result	(2,009)	(2,775)	1,978
Non cash items added back	3,794	4,460	4,578
Change in operating assets and liabilities	(5,825)	(5,311)	(534)

Net Cash Flows From Operating Activities	(4,040)	(3,626)	6,022

Budget Estimates 2012-13	2 - 57

NSW Trustee and Guardian

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	78,667	72,008	80,072
Depreciation and amortisation	2,891	3,103	3,494

TOTAL EXPENSES EXCLUDING LOSSES	81,558	75,111	83,566

Revenue
Sales of goods and services	58,649	53,870	54,316
Investment income	5,886	4,578	5,564
Grants and contributions	12,854	12,805	12,670
Other revenue	5,167	5,081	11,030

Total Revenue	82,556	76,334	83,580

Gain/(loss) on disposal of non current assets	—	(14)	—
Other gains/(losses)	—	(1)	—

Net Result	998	1,208	14

2 - 58	Budget Estimates 2012-13

NSW Trustee and Guardian

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	38,735	32,500	32,500
Receivables	14,545	16,176	16,176

Total Current Assets	53,280	48,676	48,676

Non Current Assets
Other financial assets	29,425	39,242	35,646
Property, plant and equipment -
Land and building	20,805	20,787	20,324
Plant and equipment	10,975	7,719	8,644
Intangibles	3,328	1,302	4,450

Total Non Current Assets	64,533	69,050	69,064

Total Assets	117,813	117,726	117,740

Liabilities
Current Liabilities
Payables	2,756	2,063	2,063
Provisions	19,213	19,530	19,530

Total Current Liabilities	21,969	21,593	21,593

Non Current Liabilities
Other	38,360	37,939	37,939

Total Non Current Liabilities	38,360	37,939	37,939

Total Liabilities	60,329	59,532	59,532

Net Assets	57,484	58,194	58,208

Equity
Reserves	1,257	1,258	1,258
Accumulated funds	56,227	56,936	56,950

Total Equity	57,484	58,194	58,208

Budget Estimates 2012-13	2 - 59

NSW Trustee and Guardian

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	84,108	77,412	85,513

Total Payments	84,108	77,412	85,513

Receipts
Sale of goods and services	58,649	53,374	54,316
Interest	3,060	2,864	3,064
Grants and contributions	12,854	12,805	12,670
Other	10,608	9,903	16,471

Total Receipts	85,171	78,946	86,521

Net Cash Flows From Operating Activities	1,063	1,534	1,008

Cash Flows From Investing Activities
Proceeds from sale of investments	8,260	—	7,529
Purchases of property, plant and equipment	(5,110)	(3,030)	(2,904)
Purchases of investments	(1,433)	(4,102)	(1,433)
Other	(2,780)	(637)	(4,200)

Net Cash Flows From Investing Activities	(1,063)	(7,769)	(1,008)

Net Increase/(Decrease) in Cash	—	(6,235)	—

Opening Cash and Cash Equivalents	38,735	38,735	32,500

Closing Cash and Cash Equivalents	38,735	32,500	32,500

Cash Flow Reconciliation
Net result	998	1,208	14
Non cash items added back	65	1,389	994
Change in operating assets and liabilities	—	(1,063)	—

Net Cash Flows From Operating Activities	1,063	1,534	1,008

2 - 60	Budget Estimates 2012-13

Judicial Commission of New South Wales

Introduction

The Judicial Commission of New South Wales promotes excellence in judicial performance. It works closely with other organisations, including the courts and the Sentencing Council, to increase public confidence in judicial decisions and to reduce crime.

The Commission, an independent statutory corporation, operates under the Judicial Officers Act 1986.

Services

The Commission’s key service involves delivering an extensive judicial education program, delivering a research and sentencing program and examining complaints against judicial officers promptly and efficiently.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•

$150,000 to review and update the suggested directions to juries in the Criminal Trial Courts Bench Book (with emphasis on directions given in sexual assault trials) to ensure jurors can easily understand them

•	$150,000 to review and update the Civil Trials Bench Book to reflect the amendments raised by the Evidence Amendment Act 2007

•	$110,000 to focus education on the needs of regional and rural judicial officers and develop more online and distance learning resources to complement the current conference and seminar program.

Budget Estimates 2012-13	2 - 61

Judicial Commission of New South Wales

Service Group Statements

Education, Sentencing and Complaints

Service description:	This service group covers the provision of education services to promote a better informed and professional judiciary, sentencing information to ensure consistency in sentencing, and the effective examination of complaints in accordance with statutory provisions.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Judicial education days	no.	1,554	1,389	1,400	1,400	1,405
Average number of training days per judicial officer	no.	5.2	4.7	5.0	5.0	5.0
JIRS usage-page hits per month	no.	84,312	88,704	80,000	90,000	90,000
Sentencing monographs, sentencing trend papers, bench book updates and other publications	no.	32	30	27	29	29
Complaints finalised within 6 months	%	91	95	90	90	90

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	5,694	5,586	5,541

Capital Expenditure	150	152	150

2 - 62	Budget Estimates 2012-13

Judicial Commission of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	4,062	4,077	4,283
Other operating expenses	1,542	1,419	1,168
Depreciation and amortisation	90	90	90

TOTAL EXPENSES EXCLUDING LOSSES	5,694	5,586	5,541

Revenue
Recurrent appropriation	4,855	4,855	4,746
Capital appropriation	150	150	150
Sales of goods and services	400	528	411
Investment income	67	66	69
Acceptance by Crown Entity of employee benefits and other liabilities	222	199	198
Other revenue	41	65	42

Total Revenue	5,735	5,863	5,616

Net Result	41	277	75

Budget Estimates 2012-13	2 - 63

Judicial Commission of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,354	1,568	1,549
Receivables	66	64	61

Total Current Assets	1,420	1,632	1,610

Non Current Assets
Property, plant and equipment -
Plant and equipment	373	365	430
Intangibles	—	10	5

Total Non Current Assets	373	375	435

Total Assets	1,793	2,007	2,045

Liabilities
Current Liabilities
Payables	226	226	250
Provisions	462	450	389

Total Current Liabilities	688	676	639

Non Current Liabilities
Provisions	10	—	—

Total Non Current Liabilities	10	—	—

Total Liabilities	698	676	639

Net Assets	1,095	1,331	1,406

Equity
Accumulated funds	1,095	1,331	1,406

Total Equity	1,095	1,331	1,406

2 - 64	Budget Estimates 2012-13

Judicial Commission of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3,823	3,883	4,140
Other	1,803	1,680	1,326

Total Payments	5,626	5,563	5,466

Receipts
Recurrent appropriation	4,855	4,855	4,746
Capital appropriation	150	150	150
Sale of goods and services	390	524	411
Interest	70	65	69
Cash transfers to the Consolidated Fund	(18)	(18)	—
Other	220	244	221

Total Receipts	5,667	5,820	5,597

Net Cash Flows From Operating Activities	41	257	131

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(150)	(136)	(150)
Other	—	(16)	—

Net Cash Flows From Investing Activities	(150)	(152)	(150)

Net Increase/(Decrease) in Cash	(109)	105	(19)

Opening Cash and Cash Equivalents	1,463	1,463	1,568

Closing Cash and Cash Equivalents	1,354	1,568	1,549

Cash Flow Reconciliation
Net result	41	277	75
Non cash items added back	90	90	90
Change in operating assets and liabilities	(90)	(110)	(34)

Net Cash Flows From Operating Activities	41	257	131

Budget Estimates 2012-13	2 - 65

Office of the Director of Public Prosecutions

Introduction

The Office of the Director of Public Prosecutions (ODPP) works to provide an independent and just prosecution service to the people of New South Wales.

The ODPP operates under the Director of Public Prosecutions Act 1986, the Crown Prosecutors Act 1986, the Victims Rights Act 1996 and the Prosecution Guidelines.

Services

The ODPP’s key services are:

•	prosecuting serious crimes in all NSW courts and the High Court on the Crown’s behalf, and carrying out all child sexual assault summary prosecutions

•	ensuring victims and witnesses have enough information and support to take part during prosecution.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$103 million on prosecution services, including $7.6 million in interim funding to retain core staff while the ODPP undergoes an expenditure review, which will determine its long-term funding needs

•	$8 million on victim and witness assistance.

2 - 66	Budget Estimates 2012-13

Office of the Director of Public Prosecutions

Service Group Statements

Prosecutions

Service description:	This service group covers instituting and conducting prosecutions and related proceedings for indictable offences under NSW laws in the Supreme Court, District Courts and Local Courts on behalf of the Crown. This includes providing advice to police and investigative agencies on evidentiary matters, participating in the law reform process and capturing the proceeds of crime.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Committals completed	no.	5,965	5,793	5,800	5,980	5,900
Cases summarily disposed of in Local Court	no.	2,447	2,190	2,500	2,730	2,800
Cases committed for trial	no.	1,777	1,799	1,600	1,600	1,500
Cases committed for sentence in higher courts	no.	1,742	1,804	1,700	1,650	1,600
Trial matters concluded	no.	1,905	1,755	1,700	1,900	1,800

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	102,271	102,361	101,345

Capital Expenditure	1,715	1,715	1,293

Victim and Witness Assistance

Service description:	This service group covers providing information, referral and support services to victims of violent crimes and to vulnerable witnesses who are giving evidence in matters prosecuted by the Director of Public Prosecutions.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Victim and witnesses assisted by the Witness Assistance Service	no.	4,232	4,487	4,600	4,500	4,500

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	7,724	6,748	7,966

Capital Expenditure	99	99	75

Budget Estimates 2012-13	2 - 67

Office of the Director of Public Prosecutions

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	87,918	86,822	87,072
Other operating expenses	15,210	16,437	15,340
Depreciation and amortisation	3,166	2,739	3,085
Other expenses	3,701	3,111	3,814

TOTAL EXPENSES EXCLUDING LOSSES	109,995	109,109	109,311

Revenue
Recurrent appropriation	95,930	95,930	99,343
Capital appropriation	1,814	1,814	1,368
Sales of goods and services	68	55	70
Investment income	185	242	190
Grants and contributions	2,837	2,837	—
Acceptance by Crown Entity of employee benefits and other liabilities	7,775	7,375	7,968
Other revenue	29	264	30

Total Revenue	108,638	108,517	108,969

Gain/(loss) on disposal of non current assets	5	5	5

Net Result	(1,352)	(587)	(337)

2 - 68	Budget Estimates 2012-13

Office of the Director of Public Prosecutions

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,041	3,224	5,134
Receivables	829	1,286	829

Total Current Assets	4,870	4,510	5,963

Non Current Assets
Property, plant and equipment -
Plant and equipment	12,461	12,889	11,222
Intangibles	418	417	367

Total Non Current Assets	12,879	13,306	11,589

Total Assets	17,749	17,816	17,552

Liabilities
Current Liabilities
Payables	3,310	2,610	2,710
Provisions	8,139	8,277	8,322
Other	150	150	150

Total Current Liabilities	11,599	11,037	11,182

Non Current Liabilities
Provisions	422	422	400
Other	1,820	1,820	1,770

Total Non Current Liabilities	2,242	2,242	2,170

Total Liabilities	13,841	13,279	13,352

Net Assets	3,908	4,537	4,200

Equity
Accumulated funds	3,908	4,537	4,200

Total Equity	3,908	4,537	4,200

Budget Estimates 2012-13	2 - 69

Office of the Director of Public Prosecutions

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	80,623	80,631	78,957
Other	21,236	22,477	20,788

Total Payments	101,859	103,108	99,745

Receipts
Recurrent appropriation	95,930	95,930	99,343
Capital appropriation	1,814	1,814	1,368
Sale of goods and services	68	55	70
Interest	203	260	190
Grants and contributions	2,837	2,837	—
Cash transfers to the Consolidated Fund	(574)	(574)	—
Other	1,875	2,263	2,047

Total Receipts	102,153	102,585	103,018

Net Cash Flows From Operating Activities	294	(523)	3,273

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	5	5	5
Purchases of property, plant and equipment	(1,714)	(1,714)	(1,268)
Other	(100)	(100)	(100)

Net Cash Flows From Investing Activities	(1,809)	(1,809)	(1,363)

Net Increase/(Decrease) in Cash	(1,515)	(2,332)	1,910

Opening Cash and Cash Equivalents	5,556	5,556	3,224

Closing Cash and Cash Equivalents	4,041	3,224	5,134

Cash Flow Reconciliation
Net result	(1,352)	(587)	(337)
Non cash items added back	3,166	2,739	3,085
Change in operating assets and liabilities	(1,520)	(2,675)	525

Net Cash Flows From Operating Activities	294	(523)	3,273

2 - 70	Budget Estimates 2012-13

3.	Education and Communities Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Education and Communities
Service Group
Early Childhood Education Services	278.7	377.1	35.3	—	0.5	N/A
Primary Education Services in Government Schools	5,189.7	5,357.0	3.2	414.5	269.0	(35.1)
Secondary Education Services in Government Schools	4,729.4	4,851.7	2.6	225.8	177.7	(21.3)
Non-Government Schools	915.5	960.0	4.9	—	—	—
TAFE NSW	1,825.6	1,809.5	(0.9)	98.1	85.5	(12.9)
Vocational Education and Training	396.0	371.2	(6.3)	—	—	—
Sport and Recreation Services	133.2	225.3	69.1	12.0	9.3	(22.4)
Support Aboriginal Culture and Community Resilience	22.9	20.6	(10.1)	0.1	0.1	—
Citizenship and Communities	57.5	80.7	40.4	1.8	1.2	(33.4)
Personnel Services	27.5	27.9	1.4	—	—	—
Cluster Grant Funding	187.9	148.6	(20.9)	—	—	—

Total	13,764.0	14,229.5	3.4	752.2	543.3	(27.8)

Community Relations Commission of New South Wales
Service Group
Community Support Services	10.2	10.5	2.8	0.1	0.2	50.0
Language Services	9.0	8.9	(1.8)	—	—	—

Total	19.2	19.3	0.6	0.1	0.2	50.0

Office of the Board of Studies
Service Group
Curriculum Development and Support	13.2	11.5	(12.8)	0.2	0.3	24.5
Examinations, Assessments and Credentials	100.2	93.1	(7.1)	1.2	2.2	84.1
Registration and Accreditation	3.9	3.9	—	—	0.1	N/A

Total	117.3	108.5	(7.5)	1.5	2.6	80.0

Sydney Olympic Park Authority
Service Group
Precinct Management and Development	153.8	130.9	(14.9)	17.0	9.9	(41.9)

Total	153.8	130.9	(14.9)	17.0	9.9	(41.9)

Budget Estimates 2012-13	3 - 1

Education and Communities Cluster

Introduction

The Education and Communities cluster connects all stages of education from early childhood and schools to TAFE and tertiary education. It also aims to enhance quality of life and strengthen communities.

The Education and Communities cluster is the lead for achieving the following NSW 2021 goals.

•	Strengthen the NSW skill base.

•	Improve education and learning outcomes for all students.

•	Make it easier for people to be involved in their communities.

•	Fostering opportunity and partnership with Aboriginal people.

Its responsibilities include:

•	reaching around 1.7 million students a year through government schools, TAFE NSW Institutes and funding to non-government schools

•	regulating and providing funding to the vocational education and training (VET) sector and the early childhood education and care sector

•	supporting the people of New South Wales to build safe and engaged communities

•	developing syllabuses and curriculum support materials for schools

•	regulating non-government schools and home schooling

•	administering the new Record of School Achievement and conducting Higher School Certificate examinations.

Services

The cluster’s key services are:

•	regulating and supporting the early childhood education and care sector, which includes providing direct services at government-run preschools

•	providing government-run primary schools

•	providing government-run secondary schools

•	providing funding support to non-government schools

•	providing education, training and related services in TAFE NSW Institutes

•	providing vocational education and training through registered training providers, and regulating apprenticeships and traineeships

•	developing the sport and recreation industry by running sport, recreation and education programs, giving grants to sporting bodies and building facilities

•	supporting and promoting Aboriginal culture and community resilience, which includes administering the Aboriginal Land Rights Act 1983

3 - 2	Budget Estimates 2012-13

Education and Communities Cluster

•

coordinating and monitoring the Working with Children Check system and the Out-of-Home Care Accreditation Scheme, enhancing community awareness of volunteering, providing youth programs and supporting veterans’ affairs

•	engaging the community through projects and partnerships, and reporting on how public authorities support multiculturalism

•	providing interpreters and translators

•	providing syllabuses and support materials that promote high standards of primary and secondary education

•	offering comprehensive, flexible and inclusive credentials that meet student and community needs and are internationally recognised

•	inspecting and monitoring non-government schools to ensure they meet statutory registration and accreditation requirements

•	supporting quality teaching through the NSW Institute of Teachers

•	managing and developing the Sydney Olympic Park precinct; for example, by coordinating activities for major precinct events.

2012-13 Budget Highlights

In 2012-13, the Department of Education and Communities’ total recurrent expenditure is budgeted at $14.2 billion. This is an increase of $466 million on the 2011-12 Budget.

The main increases include:

•	$115 million for National Partnerships (NPs), mainly the Early Childhood Education, Smarter Schools, Empowering Local Schools, Skills Reform and More Support for Students with Disabilities NPs

•	$100 million for the Sydney Cricket Ground stand redevelopment works

•	$47 million for the Assisted School Travel program

•	$21 million for additional school maintenance works and training of general assistants

•	$14 million for the Literacy and Numeracy Action Plan.

The cluster’s capital expenditure for 2012-13 is estimated at $556 million. The reduction relative to 2011-12 is mainly due to reduced expenditure in the Commonwealth Government’s Building the Education Revolution program.

Budget Estimates 2012-13	3 - 3

Education and Communities Cluster

School Education

Key initiatives will include spending:

•	$26 million in 2012-13 as part of the $261 million five-year Literacy and Numeracy Action Plan, which began in 2011-12

•	$20 million in additional maintenance in 2012-13 to bring school maintenance funding to $318 million in 2012-13, a 22 per cent increase over the 2 years, from 2010-11.

Overall, spending in 2012-13 comprises:

•

$10 billion on government-run primary and secondary schools to deliver quality education services that meet the diverse needs of students and help them make a successful transition to further education and work

•	$960 million on funding support to non-government schools

•	$197 million in minor works to meet school infrastructure requirements

•	$133 million to continue 16 major building projects at government schools and carry out other significant works, such as enhancing information technology systems

•	$12 million to start nine new building projects, including six new schools to address growing student enrolments.

Vocational Education and Training

Spending in 2012-13 comprises:

•

$2.2 billion on vocational education and training, which includes providing services through TAFE NSW Institutes and registered training providers and regulating apprenticeships and traineeships, to improve skills and increase higher qualification levels in New South Wales

•	$76 million to commence 10 new building and information technology projects and continue 17 major building and information technology projects in TAFE NSW.

Early Childhood Education and Care

Spending in 2012-13 comprises $377 million to support and regulate the early childhood education and care sector. This is an increase of $98 million from the 2011-12 Budget, focused on universal access to a quality early childhood education program in the 12 months prior to starting school.

3 - 4	Budget Estimates 2012-13

Education and Communities Cluster

Communities

Key initiatives will include spending:

•	$47 million for the Community Building Partnership program, supporting community groups and local councils to provide community infrastructure

•	$5.5 million to enhance the Working with Children Check system.

Overall, spending in 2012-13 comprises:

•	$125 million for a range of sport and recreation programs, which includes providing grants to peak sporting bodies and managing government-owned or controlled sporting and recreation facilities

•	$100 million for the Sydney Cricket Ground stand redevelopment works

•	$81 million for a range of community activities, which include coordinating the Working with Children Check system and the Out-of-Home Care Accreditation Scheme

•	$21 million for strategies to build Aboriginal communities, strengthen Aboriginal culture and heritage and build Aboriginal community resilience

•	$10 million in capital expenditure to develop sport, recreation and community facilities.

Community Relations Commission of New South Wales

Spending in 2012-13 comprises:

•

$10 million to advise the Government on community relations policy, provide community grants and ensure all government agencies follow the principles of multiculturalism to maximise the social and economic benefits of diversity

•	$9 million to provide professional interpreting and translation services to culturally and linguistically diverse communities to ensure people have equal access to government and community services.

Budget Estimates 2012-13	3 - 5

Education and Communities Cluster

Office of the Board of Studies

Key initiatives will include spending:

•	$1.9 million to develop and implement the new Record of School Achievement for students leaving school before completing the Higher School Certificate

•	$841,000 to continue developing Kindergarten to Year 10 syllabuses and materials to support the implementation of the Australian curriculum in English, mathematics, science and history.

Sydney Olympic Park Authority

Spending in 2012-13 comprises:

•	$30 million net expenditure to promote, develop and maintain the Sydney Olympic Park precinct

•	$7 million in capital expenditure for asset replacement and renewal, major repairs and other minor works at the Sydney Olympic Park precinct, including the Aquatic and Athletic centres

•	$2 million in developer contributions for park improvements at the Brickpit.

3 - 6	Budget Estimates 2012-13

Department of Education and Communities

Service Group Statements

Early Childhood Education Services

Service description:	The service group covers early childhood services to provide early childhood education and care, including pre-schools.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast
Service measures:

Licensed child care places per day (a)	thous	135.2	146.7	135.2	n.a.	n.a.
Funded child care places per day	thous	49.6	47.7	49.6	49.9	50.3

(a)	From 2009-10, licensed places at family day care are excluded from this measure to align with the Children’s Services Regulation. The National Quality Framework will bring other services (outside school hours care) into the licensing system by 2011-12 but a reliable forecast of these new places is not available.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	278,740	238,393	377,061

Capital Expenditure	—	1,000	500

Budget Estimates 2012-13	3 - 7

Department of Education and Communities

Primary Education Services in Government Schools

Service description:	This service group covers the staffing and support of 1,630 primary schools, 67 central schools and 113 schools for special purposes to deliver quality education services that meet the diverse needs of all students.

	Units	2009 Actual	2010 Actual	2011 Actual	2012 Forecast

Service measures:

Number of students	FTE	430,817	432,060	435,749	435,800
Aboriginal students	FTE	24,620	25,613	26,602	26,700
Students from non-English speaking backgrounds	no.	122,850	124,531	127,064	127,100
Students in special schools, support classes and receiving special education support in integrated settings	FTE	16,960	20,127	20,060	20,266
NAPLAN participation rate:
Reading - Year 3
All students	%	97.4	97.2	97.3	97.4
Aboriginal students	%	94.3	94.9	93.9	94.0
Numeracy - Year 3
All students	%	97.1	97.0	97.0	97.1
Aboriginal Students	%	93.8	93.9	93.4	93.5
Teachers who are fully accredited under NSW Institute of Teachers’ requirements (Total DEC) (a)	no.	4,000	5,200	6,808	8,000
Newly appointed teachers resigning from the Department of Education and Communities within their first five years (Total DEC) (a)%		9.6	9.1	8.0	10.0

(a)	These figures indicate a measure for the combined population of primary and secondary school teachers in NSW public schools.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	5,189,724	5,102,058	5,357,011

Capital Expenditure (a)	414,493	354,400	269,042

(a)	The decrease from 2011-12 Budget is due to a $157 million decrease in Commonwealth funding for the Building the Education Revolution program.

3 - 8	Budget Estimates 2012-13

Department of Education and Communities

Secondary Education Services in Government Schools

Service description:	This service group covers the staffing and support of 398 secondary schools to deliver quality education aimed at increasing the attainment of students and meeting their diverse needs.

	Units	2009 Actual	2010 Actual	2011 Actual	2012 Forecast

Service measures:

Number of students	FTE	305,830	310,081	309,791	310,000
Aboriginal students	FTE	15,985	17,235	18,582	18,600
Students from non-English speaking backgrounds	no.	91,824	95,101	96,512	96,600
Students in special schools, support classes and receiving special education support in integrated settings	FTE	16,130	14,501	15,424	15,906
NAPLAN participation rate:
Reading - Year 7
All students	%	97.2	97.3	97.1	97.2
Aboriginal students	%	91.6	90.9	91.2	91.3
Numeracy - Year 7
All students	%	96.6	96.8	96.6	96.7
Aboriginal students	%	89.7	89.2	89.6	89.7
Newly appointed teachers resigning from the Department of Education and Communities within their first five years (Total DEC) (a)%		9.6	9.1	8.0	10.0
Teachers who are fully accredited under NSW Institute of Teachers’ requirements (Total DEC) (a)	no.	4,000	5,200	6,808	8,000

(a)	These figures indicate a measure for the combined population of primary and secondary school teachers in NSW public schools.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	4,729,439	4,659,940	4,851,746

Capital Expenditure (a)	225,764	256,833	177,659

(a)	The decrease from the 2011-12 Budget is due mostly to a $24 million decrease in Commonwealth funded projects.

Budget Estimates 2012-13	3 - 9

Department of Education and Communities

Non-Government Schools

Service description:	This service group covers funding to non-government schools to improve student learning outcomes and assist them to successfully complete Year 12 or VET equivalent.

	Units	2009 Actual	2010 Actual	2011 Actual	2012 Forecast

Service measures:

Students	no.	374,576	374,888	380,489	384,063
Schools	no.	917	934	934	939

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	915,529	911,408	959,953

TAFE NSW

Service description:	This service group covers delivery of cost-efficient training services through 130 TAFE campuses, online and in workplaces, to improve skills, increase higher qualification levels among the NSW population, both rural and urban, and support workforce development.

	Units	2009 Actual	2010 Actual	2011 Actual	2012 Forecast

Service measures:

TAFE NSW annual student hours (includes Recognition for Prior Learning)	thous	119,521	119,181	118,691	118,454
TAFE NSW student enrolments	no.	524,838	556,340	552,856	551,750
TAFE NSW enrolments in AQF Certificate II and above:
All students	no.	297,616	326,088	345,476	344,785
Aboriginal students	no.	13,591	17,501	19,383	19,344
TAFE NSW enrolments in Diploma and above courses	no.	54,731	61,915	66,793	66,659
Graduates satisfied with overall quality of all TAFE training	%	90	89	90	90

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,825,602	1,820,771	1,809,473

Capital Expenditure	98,149	89,769	85,490

3 - 10	Budget Estimates 2012-13

Department of Education and Communities

Vocational Education and Training

Service description:	This service group covers the development and promotion of a quality vocational education and training system that enhances skills for industry and individuals through registered training providers. It also facilitates quality training by offering apprenticeships and traineeships, targeting skill shortage areas and upskilling existing workers.

	Units	2009 Actual	2010 Actual	2011 Actual	2012 Forecast

Service measures:

Average VET NSW cost per annual student hour		$12.08	12.34	12.56	12.03
Graduates satisfied with overall quality of VET training	%	90.2	89.4	89.5	89.6

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	395,998	276,498	371,192

Capital Expenditure	—	—	5

Sport and Recreation Services

Service description:	This service group covers the delivery of sport and recreation programs, including implementing policy and regulatory frameworks, conducting compliance and education programs, and providing grants to peak sporting bodies. It also covers the administration of grant programs to assist in developing community sporting and recreational venues and facilities, and managing government-owned or controlled sporting and recreation facilities.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Grants to industry organisations	$m	5	5	5	5	5
Participation in NSW Sport and Recreation Centre programs	no.	193,000	192,000	196,500	192,000	194,500

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	133,240	145,104	225,270

Capital Expenditure	11,953	11,974	9,280

Budget Estimates 2012-13	3 - 11

Department of Education and Communities

Support Aboriginal Culture and Community Resilience

Service description:	This service group covers strategies to build communities and strengthen Aboriginal culture and heritage, coordinate and monitor the Government’s Aboriginal policy objectives. It comprises regional and support programs, administration of the Aboriginal Land Rights Act 1983, community engagement strategies and language services.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Partnership communities with recognised governance bodies (a)	no.	3	21	40	34	34
Reference groups established in Aboriginal communities	no.	4	4	4	5	6

(a)	The Draft Partnership Community Governance Framework, developed in 2009, proposed that all Community Working Parties go through a formal recognition process. While at least 40 Community Working Parties will be supported, not all will elect to go through the formal recognition process. This measure only reflects bodies that have been formally recognised.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	22,872	25,596	20,555

Capital Expenditure	84	84	84

3 - 12	Budget Estimates 2012-13

Department of Education and Communities

Citizenship and Communities

Service description:	This service group mainly covers research and advice to Government and non-government agencies relating to children’s wellbeing and promoting the participation of children and young people in decisions that affect them. It also includes the Working With Children Check and covers regulating out-of-home care, adoption services and the prescribed employment of children under 15 in New South Wales. This service group also includes developing volunteering services, support for veterans’ affairs, youth and other community activities.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Working With Children background checks completed (a)	no.	90,000	84,415	98,000	90,000	165,000
Background checks completed on time	%	84	87	90	94	90
Children’s employment authorisations issued on time	%	100	98	100	99	100

(a)	Increase in number of checks completed due to the consolidation of all agencies into one screening unit in late 2012.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	57,477	57,806	80,669

Capital Expenditure	1,799	1,799	1,199

Personnel Services

Service description:	This service group covers providing personnel services to selected agencies. Agencies include Sydney Olympic Park Authority, Venues NSW and Combat Sports Authority NSW.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	27,528	27,635	27,905

Budget Estimates 2012-13	3 - 13

Department of Education and Communities

Cluster Grant Funding

Service description:	This service group provides grant funding to agencies within the Education and Communities cluster. This includes funding to the Community Relations Commission of New South Wales, Office of the Board of Studies and Sydney Olympic Park Authority.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	187,890	186,690	148,619
Expense Items of Interest:
Grants and Subsidies
Community Relations Commission of New South Wales	12,894	12,894	12,843
Office of the Board of Studies	106,759	105,559	99,703
Sydney Olympic Park Authority	68,237	68,237	36,073

3 - 14	Budget Estimates 2012-13

Department of Education and Communities

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	9,172,206	9,140,700	9,410,654
Other operating expenses	2,161,636	2,058,461	2,228,380
Depreciation and amortisation	558,989	519,003	530,556
Grants and subsidies	1,851,012	1,713,436	2,039,455
Finance costs	20,196	20,299	20,409

TOTAL EXPENSES EXCLUDING LOSSES	13,764,039	13,451,899	14,229,454

Revenue
Recurrent appropriation	11,679,254	11,378,840	12,079,394
Capital appropriation	694,184	661,736	514,944
Sales of goods and services	518,932	540,476	566,941
Investment income	47,184	52,078	48,168
Grants and contributions	402,292	408,859	403,194
Acceptance by Crown Entity of employee benefits and other liabilities	586,185	606,201	618,581
Other revenue	3,889	5,326	6,935

Total Revenue	13,931,920	13,653,516	14,238,157

Gain/(loss) on disposal of non current assets	—	(5,767)	—
Other gains/(losses)	(29)	1,369	(68)

Net Result	167,852	197,219	8,635

Budget Estimates 2012-13	3 - 15

Department of Education and Communities

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	824,804	849,558	756,754
Receivables	134,747	141,226	129,059
Other financial assets	474	—	—
Assets held for sale	778	702	702
Other	85	85	—

Total Current Assets	960,888	991,571	886,515

Non Current Assets
Receivables	5,749	5,748	5,747
Other financial assets	1,859	1,374	2,994
Property, plant and equipment -
Land and building	20,561,321	20,554,583	20,502,920
Plant and equipment	261,202	246,854	231,392
Intangibles	378,283	388,451	443,479

Total Non Current Assets	21,208,414	21,197,010	21,186,532

Total Assets	22,169,302	22,188,581	22,073,047

Liabilities
Current Liabilities
Payables	472,708	464,999	504,031
Borrowings at amortised cost	141,741	141,741	5,453
Provisions	341,436	364,526	360,720
Other	117,607	114,773	100,105

Total Current Liabilities	1,073,492	1,086,039	970,309

Non Current Liabilities
Borrowings at amortised cost	197,317	197,317	191,788
Provisions	13,514	13,518	10,608
Other	6,714	6,714	6,714

Total Non Current Liabilities	217,545	217,549	209,110

Total Liabilities	1,291,037	1,303,588	1,179,419

Net Assets	20,878,265	20,884,993	20,893,628

Equity
Reserves	4,088,357	4,094,634	4,094,634
Accumulated funds	16,789,908	16,790,359	16,798,994

Total Equity	20,878,265	20,884,993	20,893,628

3 - 16	Budget Estimates 2012-13

Department of Education and Communities

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	8,576,680	8,531,894	8,770,721
Grants and subsidies	1,850,412	1,712,836	2,038,855
Finance costs	20,196	20,299	20,409
Other	2,409,858	2,324,518	2,464,462

Total Payments	12,857,146	12,589,547	13,294,447

Receipts
Recurrent appropriation	11,679,254	11,378,840	12,079,394
Capital appropriation	694,184	661,736	514,944
Sale of goods and services	518,957	539,813	564,107
Interest	47,282	52,176	48,168
Grants and contributions	393,626	398,438	390,501
Cash transfers to the Consolidated Fund	(1,357)	(1,357)	—
Other	263,574	274,845	261,174

Total Receipts	13,595,520	13,304,491	13,858,288

Net Cash Flows From Operating Activities	738,374	714,944	563,841

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	52,300	47,089	24,800
Advance repayments received	140	762	380
Purchases of property, plant and equipment	(632,975)	(583,648)	(439,688)
Advances made	—	—	(2,000)
Other	(119,267)	(116,294)	(98,320)

Net Cash Flows From Investing Activities	(699,802)	(652,091)	(514,828)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(4,931)	(4,931)	(141,817)

Net Cash Flows From Financing Activities	(4,931)	(4,931)	(141,817)

Net Increase/(Decrease) in Cash	33,641	57,922	(92,804)

Opening Cash and Cash Equivalents	791,163	791,636	849,558

Closing Cash and Cash Equivalents	824,804	849,558	756,754

Cash Flow Reconciliation
Net result	167,852	197,219	8,635
Non cash items added back	558,989	519,003	528,556
Change in operating assets and liabilities	11,533	(1,278)	26,650

Net Cash Flows From Operating Activities	738,374	714,944	563,841

Budget Estimates 2012-13	3 - 17

Community Relations Commission of New South Wales

Service Group Statements

Community Support Services

Service description:	This service group covers providing community relations policy advice to the Government, implementing the principles of multiculturalism by all government agencies, involvement in community projects and administration of the Community Development Grants program.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Expressions of interest received for grant applications	no.	530	710	710	750	750
Successful grant applications	%	85	85	85	95	95

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	10,187	10,637	10,469

Capital Expenditure	100	100	150

Language Services

Service description:	This service group covers providing efficient, reliable and professional interpreting and translation services for community languages in a form relevant to client needs, provided by trained interpreters and translators.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Assignments performed	no.	47,000	48,263	49,000	48,000	48,000
Formal complaints registered	no.	100	146	144	130	130

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	9,032	8,992	8,867

3 - 18	Budget Estimates 2012-13

Community Relations Commission of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	14,030	14,251	13,908
Other operating expenses	2,846	2,987	2,878
Depreciation and amortisation	89	387	226
Grants and subsidies	2,254	2,004	2,324

TOTAL EXPENSES EXCLUDING LOSSES	19,219	19,629	19,336

Revenue
Sales of goods and services	5,468	5,508	5,470
Investment income	175	300	180
Grants and contributions	12,894	13,281	12,843
Acceptance by Crown Entity of employee benefits and other liabilities	634	634	629
Other revenue	16	102	21

Total Revenue	19,187	19,825	19,143

Net Result	(32)	196	(193)

Budget Estimates 2012-13	3 - 19

Community Relations Commission of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	5,926	6,547	6,430
Receivables	802	802	802

Total Current Assets	6,728	7,349	7,232

Non Current Assets
Property, plant and equipment -
Land and building	348	129	12
Plant and equipment	74	83	44
Intangibles	123	121	201

Total Non Current Assets	545	333	257

Total Assets	7,273	7,682	7,489

Liabilities
Current Liabilities
Payables	1,027	1,027	1,027
Provisions	1,019	1,019	1,019

Total Current Liabilities	2,046	2,046	2,046

Non Current Liabilities
Provisions	17	17	17
Other	422	422	422

Total Non Current Liabilities	439	439	439

Total Liabilities	2,485	2,485	2,485

Net Assets	4,788	5,197	5,004

Equity
Accumulated funds	4,788	5,197	5,004

Total Equity	4,788	5,197	5,004

3 - 20	Budget Estimates 2012-13

Community Relations Commission of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	13,570	13,791	13,279
Grants and subsidies	2,254	2,004	2,324
Other	3,473	3,416	3,328

Total Payments	19,297	19,211	18,931

Receipts
Sale of goods and services	5,462	5,501	5,470
Interest	201	326	180
Grants and contributions	12,894	13,281	12,843
Other	501	488	471

Total Receipts	19,058	19,596	18,964

Net Cash Flows From Operating Activities	(239)	385	33

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(50)	(50)
Other	(50)	(50)	(100)

Net Cash Flows From Investing Activities	(100)	(100)	(150)

Net Increase/(Decrease) in Cash	(339)	285	(117)

Opening Cash and Cash Equivalents	6,265	6,262	6,547

Closing Cash and Cash Equivalents	5,926	6,547	6,430

Cash Flow Reconciliation
Net result	(32)	196	(193)
Non cash items added back	89	301	226
Change in operating assets and liabilities	(296)	(112)	—

Net Cash Flows From Operating Activities	(239)	385	33

Budget Estimates 2012-13	3 - 21

Office of the Board of Studies

Service Group Statements

Curriculum Development and Support

Service description:	This service group covers providing relevant high quality syllabuses, courses and support materials that promote high standards of primary (K-6) and secondary (Years 7-12) education for a full range of students.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Current K-12 syllabuses	no.	159	163	165	165	165
VET student course units of study	thous	130	136	136	144	144
Graded student work samples available online	no.	1,800	1,921	2,328	2,270	3,270

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	13,245	13,456	11,549

Capital Expenditure	249	386	310

Examinations, Assessments and Credentials

Service description:	This service group covers conducting School Certificate (SC) tests to 2011, Higher School Certificate (HSC) examinations, Australian Music Examinations Board (AMEB) examinations and administering the new Record of School Achievement from 2012.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

SC tests conducted (a)	no.	420,704	430,724	417,325	431,404	N/A
Records of School Achievement Granted (a)	no.	N/A	N/A	N/A	N/A	7,500
HSC examinations conducted	no.	334,422	346,895	354,628	354,000	368,000
AMEB examinations conducted	no.	40,805	39,275	40,026	38,776	38,400

(a)	The School Certificate has been replaced by the Record of School Achievement from 2012.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	100,158	98,612	93,096

Capital Expenditure	1,219	1,832	2,244

3 - 22	Budget Estimates 2012-13

Office of the Board of Studies

Registration and Accreditation

Service description:	This service group covers registering and accrediting non-government schools, registering home schooling and approving course providers for students from overseas.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Number of non-government schools inspected	no.	159	125	132	147	121
Assessments of home schooling applicants by authorised persons	no.	1,505	1,877	2,100	1,795	2,100

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	3,879	3,732	3,865

Capital Expenditure	—	250	88

Budget Estimates 2012-13	3 - 23

Office of the Board of Studies

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	91,879	89,287	83,787
Other operating expenses	23,018	23,781	22,512
Depreciation and amortisation	2,359	2,706	2,185
Finance costs	26	26	26

TOTAL EXPENSES EXCLUDING LOSSES	117,282	115,800	108,510

Revenue
Sales of goods and services	6,218	6,036	6,392
Investment income	276	360	284
Grants and contributions	107,061	106,875	100,473
Acceptance by Crown Entity of employee benefits and other liabilities	1,348	1,276	1,486
Other revenue	960	762	197

Total Revenue	115,863	115,309	108,832

Gain/(loss) on disposal of non current assets	10	(349)	10

Net Result	(1,409)	(840)	332

3 - 24	Budget Estimates 2012-13

Office of the Board of Studies

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,934	4,913	4,864
Receivables	1,437	1,543	1,487
Inventories	1,207	1,207	1,207

Total Current Assets	7,578	7,663	7,558

Non Current Assets
Property, plant and equipment -
Land and building	1,356	1,720	1,715
Plant and equipment	4,016	3,624	4,411
Intangibles	2,024	2,356	2,011

Total Non Current Assets	7,396	7,700	8,137

Total Assets	14,974	15,363	15,695

Liabilities
Current Liabilities
Payables	1,704	1,704	1,704
Provisions	2,586	2,586	2,586
Other	1,298	1,298	1,298

Total Current Liabilities	5,588	5,588	5,588

Non Current Liabilities
Provisions	37	37	37
Other	211	211	211

Total Non Current Liabilities	248	248	248

Total Liabilities	5,836	5,836	5,836

Net Assets	9,138	9,527	9,859

Equity
Accumulated funds	9,138	9,527	9,859

Total Equity	9,138	9,527	9,859

Budget Estimates 2012-13	3 - 25

Office of the Board of Studies

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	90,877	88,537	82,301
Other	26,305	27,068	25,738

Total Payments	117,182	115,605	108,039

Receipts
Sale of goods and services	6,144	5,962	6,392
Interest	293	327	284
Grants and contributions	107,061	106,875	100,473
Cash transfers to the Consolidated Fund	(56)	(56)	—
Other	4,617	4,363	3,453

Total Receipts	118,059	117,471	110,602

Net Cash Flows From Operating Activities	877	1,866	2,563

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	30	20	30
Purchases of property, plant and equipment	(1,152)	(1,972)	(2,318)
Other	(316)	(496)	(324)

Net Cash Flows From Investing Activities	(1,438)	(2,448)	(2,612)

Net Increase/(Decrease) in Cash	(561)	(582)	(49)

Opening Cash and Cash Equivalents	5,495	5,495	4,913

Closing Cash and Cash Equivalents	4,934	4,913	4,864

Cash Flow Reconciliation
Net result	(1,409)	(840)	332
Non cash items added back	2,359	2,706	2,185
Change in operating assets and liabilities	(73)	—	46

Net Cash Flows From Operating Activities	877	1,866	2,563

3 - 26	Budget Estimates 2012-13

Sydney Olympic Park Authority

Service Group Statements

Precinct Management and Development

Service description:	This service group covers the promotion, development and management of the Sydney Olympic Park precinct.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Cost of services per venue event day	$000	17	16	17	17	17
Cost of services per $1 million of asset book value	$000	8	8	9	9	9
Car parking revenue	$m	14.1	15.5	14.5	14.4	14.1
Cash ratio of revenue to expenditure (a)%		55	65	58	58	60

(a)	Excludes the $20 million grant to the Royal Agricultural Society of New South Wales in 2010-11 and $25 million in 2011-12 and grant funding of $68 million in 2011-12 from the Department of Education and Communities.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	153,799	157,798	130,930

Capital Expenditure	16,969	16,969	9,853

Budget Estimates 2012-13	3 - 27

Sydney Olympic Park Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	77,760	80,202	77,532
Depreciation and amortisation	51,039	52,596	53,398
Grants and subsidies	25,000	25,000	—

TOTAL EXPENSES EXCLUDING LOSSES	153,799	157,798	130,930

Revenue
Asset sale proceeds transferred to the Crown Entity	(377)	(1,004)	(1,000)
Sales of goods and services	44,205	44,591	44,793
Investment income	5,005	4,862	5,155
Retained taxes, fees and fines	460	654	460
Grants and contributions	70,884	72,572	38,581
Other revenue	30,393	31,048	32,688

Total Revenue	150,570	152,723	120,677

Gain/(loss) on disposal of non current assets	1	3,645	2,643
Other gains/(losses)	(3,582)	(3,240)	(3,582)

Net Result	(6,810)	(4,670)	(11,192)

3 - 28	Budget Estimates 2012-13

Sydney Olympic Park Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	46,249	46,777	47,984
Receivables	14,514	14,550	14,485
Inventories	167	146	146

Total Current Assets	60,930	61,473	62,615

Non Current Assets
Receivables	119,256	119,256	112,475
Inventories	1,923	1,804	1,804
Property, plant and equipment -
Land and building	996,749	1,003,996	993,738
Plant and equipment	50,396	49,574	43,343
Infrastructure systems	337,994	338,568	318,293
Other	275,396	275,396	306,092

Total Non Current Assets	1,781,714	1,788,594	1,775,745

Total Assets	1,842,644	1,850,067	1,838,360

Liabilities
Current Liabilities
Payables	5,527	5,548	5,053
Provisions	3,078	3,072	3,072
Other	10,130	10,159	10,159

Total Current Liabilities	18,735	18,779	18,284

Non Current Liabilities
Other	1,778	1,757	1,737

Total Non Current Liabilities	1,778	1,757	1,737

Total Liabilities	20,513	20,536	20,021

Net Assets	1,822,131	1,829,531	1,818,339

Equity
Reserves	620,374	625,012	625,012
Accumulated funds	1,201,757	1,204,519	1,193,327

Total Equity	1,822,131	1,829,531	1,818,339

Budget Estimates 2012-13	3 - 29

Sydney Olympic Park Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	25,000	25,000	—
Other	87,327	89,590	86,772

Total Payments	112,327	114,590	86,772

Receipts
Asset sale proceeds transferred to the Crown Entity	(377)	(1,004)	(1,000)
Sale of goods and services	44,205	44,592	44,793
Interest	5,205	5,026	5,150
Grants and contributions	68,237	68,237	36,073
Cash transfers to the Consolidated Fund	(94)	(94)	—
Other	10,922	11,764	10,668

Total Receipts	128,098	128,521	95,684

Net Cash Flows From Operating Activities	15,771	13,931	8,912

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	2,001	4,348	2,643
Purchases of property, plant and equipment	(19,054)	(19,033)	(10,348)

Net Cash Flows From Investing Activities	(17,053)	(14,685)	(7,705)

Net Increase/(Decrease) in Cash	(1,282)	(754)	1,207

Opening Cash and Cash Equivalents	47,531	47,531	46,777

Closing Cash and Cash Equivalents	46,249	46,777	47,984

Cash Flow Reconciliation
Net result	(6,810)	(4,670)	(11,192)
Non cash items added back	22,076	21,633	22,702
Change in operating assets and liabilities	505	(3,032)	(2,598)

Net Cash Flows From Operating Activities	15,771	13,931	8,912

3 - 30	Budget Estimates 2012-13

4.	Family and Community Services Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Family and Community Services
Service Group
Community Support for People with a Disability, their Family and Carers	1,222.3	743.3	(39.2)	6.8	3.7	(46.3)
Short-term Interventions for People with a Disability, their Family and Carers	386.1	399.1	3.4	9.6	6.3	(34.3)
Supported Accommodation for People with a Disability	1,192.6	1,390.6	16.6	65.9	138.4	110.1
Community Development and Support	283.4	141.2	(50.2)	1.2	3.8	207.8
Child, Youth and Family Prevention and Early Intervention Services	168.6	131.2	(22.2)	5.8	3.7	(36.5)
Statutory Child Protection	424.8	411.6	(3.1)	21.1	11.8	(44.3)
Out-of-Home Care	700.3	723.0	3.2	10.4	20.7	99.2
Housing Policy and Assistance	801.4	888.7	10.9	—	7.0	N/A
Shared Services - Businesslink	76.2	71.4	(6.3)	—	—	—

Total	5,255.8	4,900.1	(6.8)	120.9	195.4	61.6

Home Care Service of New South Wales

Total	227.5	230.5	1.3	3.0	3.0	—

Aboriginal Housing Office

Total	122.9	110.7	(10.0)	39.6	32.8	(17.2)

Home Purchase Assistance Fund

Total	17.9	18.2	1.5	—	—	—

NSW Businesslink Pty Limited

Total	187.2	179.1	(4.3)	89.7	66.4	(26.0)

Budget Estimates 2012-13	4 - 1

Family and Community Services Cluster

Introduction

The Family and Community Services cluster works to improve services for vulnerable and disadvantaged families and communities across New South Wales. The cluster provides and supports services to more than 3 million people to help the vulnerable and disadvantaged participate in social and economic life and to build stronger more sustainable communities.

The cluster is the lead for achieving the following NSW 2021 goals.

•	Better protect the most vulnerable members of our community and break the cycle of disadvantage.

•	Increase opportunities for people with a disability by providing supports that meet their individual needs and realise their potential.

•	Increase opportunities for seniors in NSW to fully participate in community life.

The cluster’s responsibilities include ensuring that:

•	children and young people are protected from abuse and neglect and their effects

•	vulnerable and disadvantaged people have suitable, stable and sustainable accommodation

•	people with a disability are supported to realise their potential

•	seniors participate fully in community life

•	women and children are safe from domestic, family and sexual violence

•	women have full and equal access to economic opportunities and participation.

Services

The cluster’s key services, which are delivered in partnership with the non-government sector, include providing:

•	support programs for people with a disability so they can participate in their communities

•	respite for people with a disability and their carers

•	specialist support services for people with a disability including therapy, allied health and home modifications

•	specialist accommodation for people with a disability

•	prevention and early intervention services that strengthen families by improving parenting and life skills

•	child protection investigation and casework services to identify and protect children at risk of significant harm

•	out-of-home care for children and young people who cannot live safely at home

•	funding for community projects, sector development and capacity building

4 - 2	Budget Estimates 2012-13

Family and Community Services Cluster

•	information dissemination and programs to support healthy, active ageing and to keep seniors connected

•	co-ordination of the whole-of-government ageing strategy

•	specialist homelessness services for people who are homeless or at risk of homelessness

•	tenancy management for public housing and assistance for registered community housing providers to supply social and affordable housing

•	assistance for low income and disadvantaged people to move into private rental accommodation and home ownership.

2012-13 Budget Highlights

Protecting Children and Young People

Key initiatives will include spending:

•

$723 million for out-of-home care services to protect vulnerable children and young people who cannot live safely at home, with non-government organisations (NGOs) increasingly providing these services. This includes $6.9 million for the Teenage Education Payment

•	$141 million on community projects, capacity building for the NGO sector and services addressing domestic and family violence

•	$131 million for prevention and early intervention services that respond to early signs of risk to children, with the majority of services from 2012-13 to be provided by the NGO sector.

The Keep Them Safe program continues in 2012-13 to address family dysfunction, protect children from harm, and reduce the need for statutory intervention and out-of-home care.

Social Housing and Support for the Homeless

Key initiatives will include spending:

•	$134 million for specialist homelessness services to 65,400 people, including crisis and transitional support and practical assistance to help break the cycle of repeat homelessness

Budget Estimates 2012-13	4 - 3

Family and Community Services Cluster

•	$131 million for Aboriginal Housing, including:

•	$30 million to deliver 65 new dwellings under the National Partnership Agreement on Remote Indigenous Housing and through the Aboriginal Housing Office’s own capital works program

•	$21 million to repair and maintain dwellings for the Aboriginal community housing sector and $13.5 million to reform and strengthen the sector under the NSW Build and Grow strategy

•	$50 million for piloted service initiatives under the National Partnership Agreement on Homelessness, including $13.3 million for new accommodation places under the A Place to Call Home initiative.

Disability and Ageing Support

A total of $2.7 billion is provided for disability and ageing services in 2012-13. Key initiatives include spending:

•	$336 million to deliver the second year of Stronger Together Two, a five year commitment to expand disability services, including 9,125 new places for people with a disability in 2012-13

•	$232 million for home and community care services, including home-based assistance and support for people with a disability to continue living in their communities.

From 2012-13, rather than making payments through the states and territories, the Commonwealth Government is directly paying for basic community care for people aged 65 years and over (50 years and over for Aboriginal and Torres Strait Islander people). In 2011-12, payments from the Commonwealth to the NSW Government for these services amounted to $462.6 million.

Supporting Women

Key initiatives include:

•	reforming the $2.9 million domestic and family violence grants program to ensure funding is better targeted to high-need areas to assist women and children experiencing domestic violence

•	spending $11 million over three years on the Staying Home, Leaving Violence program, continuing the Government’s commitment to expand the program to five new sites.

4 - 4	Budget Estimates 2012-13

Department of Family and Community Services

Service Group Statements

Community Support for People with a Disability, their Family and Carers

Service description:	This service group focuses on building skills and strengthening family and carer relationships to enable people to live in their own home and to participate in economic and community life.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

People in post-school programs	no.	6,500	6,800	7,600	7,400	8,100
People receiving respite services	no.	61,000	64,000	64,000	65,000	66,000
People receiving personal assistance (a)	no.	188,000	204,000	194,000	204,000	40,800

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	1,222,317	1,200,574	743,327

Capital Expenditure	6,827	3,167	3,667

(a)	The decrease in expenditure and the number of people receiving personal assistance in 2012-13 is due to the change in funding responsibility for basic community care between the Commonwealth and NSW Governments.

Short-term Interventions for People with a Disability, their Family and Carers

Service description:	This service group supports seniors, people with a disability and carers to access services and community support in order to maximise independence and enable children with a disability to live with their families.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Families and children receiving support	no.	9,910	12,400	11,600	14,200	15,800
People receiving therapy and interventions	no.	67,000	73,000	73,000	80,000	85,000

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	386,053	381,922	399,103

Capital Expenditure	9,649	1,667	6,340

Budget Estimates 2012-13	4 - 5

Department of Family and Community Services

Supported Accommodation for People with a Disability

Service description:	This service group provides suitable accommodation and opportunities for personal growth and development for people with a disability who have ongoing intensive support needs.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

People in intensive supported accommodation	no.	9,000	9,200	9,700	9,500	10,000
Bed utilisation in Department operated services	%	98	98	98	98	98

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,192,637	1,185,510	1,390,613

Capital Expenditure	65,900	62,675	138,446

Community Development and Support

Service description:	This service group covers funding for community projects and support services (especially for families and young children). It includes services to reduce the incidence, severity and impact of violence against women and families.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Calls to the Domestic Violence Line	thous	23.0	22.1	21.4	21.4	21.5
Instances of service provided under Community Builders (a)	thous	n.a.	n.a.	n.a.	224	224
Staying Home Leaving Violence women and children supported (a)	thous	n.a.	n.a.	n.a.	1,493	1,500

(a)	These are new service measures, therefore data is not available for the periods prior to this year.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	283,417	297,945	141,231	(a)

Capital Expenditure	1,249	693	3,845

(a)	The decrease in expenditure in 2012-13 is largely related to the reallocation of specialist homelessness services expenditure to the Housing Policy and Assistance service group.

4 - 6	Budget Estimates 2012-13

Department of Family and Community Services

Child, Youth and Family Prevention and Early Intervention Services

Service description:	This service group supports at-risk children, young children and their families through case management, referrals and parenting information. It aims to strengthen families and enable children to grow up in safe, stable and nurturing environments.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Brighter Futures program:
Families Engaged or Participating (a)	no.	3,580	3,698	4,400	3,400	2,900
Child and Family Support Services (families) (b)	no.	24,300	24,300	n.a.	26,900	26,900
Youth and Family Support Services (families) (b)	no.	24,200	24,200	n.a.	26,800	26,800

(a)	The decrease in the number of families reflects the transfer of families from the Brighter Futures program to the Strengthening Families program.
(b)	Figures indicate commissioned capacity. As this is a new service measure, the 2011-12 Forecast data is not available.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	168,631	150,908	131,177

Capital Expenditure	5,778	3,208	3,671

Budget Estimates 2012-13	4 - 7

Department of Family and Community Services

Statutory Child Protection

Service description:	This service group covers responding to reports of significant harm or risk to children, and assessing and investigating reports of child abuse and neglect. It also initiates and supports Children’s Court action where appropriate, working with other agencies to ensure the safety, welfare and wellbeing of children, and developing and fulfilling case and care plans.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Children reported to the Department (Community Services)	thous	116.0	95.7	96.0	96.0	94.6
Child and young person concern/child protection reports (a)	thous	256.1	215.3	215.0	215.0	211.8
Reports of significant harm/referred reports (b)	thous	163.2	98.8	99.0	99.0	97.5
Average waiting time to talk to a caseworker when calling the Helpline	mins:sec	2:58	3:44	3:30	3:50	3:25
Strengthening Families: (c)
Families assisted	no.	n.a.	n.a.	n.a.	1,000	3,600

(a)	Child protection reports and reports referred to a Community Services Centre or a Joint Investigative Response Team for further assessment relate to data for the period prior to 24 January 2010. Child and young person concern reports and risk of significant harm reports relate to data for the period from 24 January 2010 onwards.
(b)	On 24 January 2010 the reporting threshold was raised from ‘risk of harm’ to ‘risk of significant harm’ (ROSH). At this time ‘child protection reports’ were renamed ‘child and young person concern reports’ to better reflect the amended legislation. Child and young person concern reports comprise ROSH reports and non-ROSH reports.
(c)	This is a new service measure, therefore data is not available for the periods prior to this year.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	424,775	410,270	411,579

Capital Expenditure	21,118	11,727	11,762

4 - 8	Budget Estimates 2012-13

Department of Family and Community Services

Out-of-Home Care

Service description:	This service group covers Out-of-home care (OOHC) services, such as foster and kinship care for children separated from their parents, monitoring and reviewing placements, recruiting and supporting carers, and supporting young people who have left care.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Children in OOHC at year end	thous	17.4	17.9	18.7	18.4	17.9
Real annualised expenditure per child in:-
High and complex needs OOHC (a)	$000	157	149	189	185	144
Kinship care	$000	20	22	20	20	22
Department foster care	$000	26	28	27	25	26
NGO foster care	$000	47	40	43	48	38
Average cost, all children	$000	38	37	39	41	38
Adoptions per year (b)	no.	48	45	n.a.	60	100

(a)	The definition of high and complex needs has changed through the introduction of a new client assessment tool (relates to 2012-13 Forecast).
(b)	New service measure included this year, therefore the 2011-12 Forecast data is not available.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	700,331	753,138	723,009

Capital Expenditure	10,398	5,775	20,714

Budget Estimates 2012-13	4 - 9

Department of Family and Community Services

Housing Policy and Assistance

Service description:	This service group covers housing assistance for people on low incomes or who are otherwise unable to access or maintain appropriate housing, transitional support and accommodation services to children, young people and adults who are homeless or at risk of homelessness, and private rental assistance for people to sustain tenancies in the private rental market as an alternative to social housing and to support people to transition out of social housing.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Total households in social housing (a)	no.	137,206	140,425	141,415	141,000	141,000
New households assisted with public, community and Aboriginal housing (excluding crisis)	no.	10,631	14,438	14,944	14,850	10,500
Households receiving rent assistance in the private sector (b)	no.	37,174	38,930	40,100	39,680	37,500
Crisis accommodation places	no.	4,600	4,458	4,530	4,530	4,530
Units of accommodation available under the National Rental Affordability Scheme (c)	no.	629	977	1,569	1,557	2,213
Social Housing National Partnership and other Community and affordable housing units completed	no.	506	353	607	583	688
Clients receiving assistance under the Specialist:
Homelessness Services (d) Adults	thous	41.7	44.1	41.7	44.1	44.1
Total clients (adults and children) (e)	thous	n.a.	n.a.	n.a.	65.4	65.4

(a)	The measure was previously known as total households receiving housing assistance. The figure for 2009-10 has been revised from 2011-12 Budget Paper.
(b)	This measure includes the Private Rental Subsidy (previously known as Special Assistance Subsidy).
(c)	These figures reflect the total number of dwellings available for rent under the National Rental Affordability Scheme in NSW. In previous years the figure reported was the number of dwellings completed in any given year. The figures have been adjusted to provide a cumulative picture of the number of dwellings available under the Scheme.
(d)	From 1 July 2011, the new Specialist Homelessness Services data collection began counting accompanying children as clients. This will impact client numbers for 2011-12 onwards.
(e)	This is a new service measure, therefore data is not available for the periods prior to this year.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	801,436	725,310	888,665	(a)

Capital Expenditure	—	16,003	7,000

(a)	The decrease in expenditure from 2011-12 Budget to 2011-12 Revised is mostly due to the restructure of the housing portfolio. The increase in expenditure in 2012-13 Budget is largely due to the re-allocation of specialist homelessness services expenditures from the Community Development and Support service group.

4 - 10	Budget Estimates 2012-13

Department of Family and Community Services

Shared Services - Businesslink

Service description:	This service group covers the provision of personnel services to Businesslink Pty Ltd. Businesslink is a wholly owned shared services company providing a broad range of corporate, operational and organisational infrastructure and facilities to its clients in the Family and Community Services cluster.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	76,185	75,740	71,396

Budget Estimates 2012-13	4 - 11

Department of Family and Community Services

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,438,041	1,423,339	1,396,978
Other operating expenses	333,896	388,626	444,027
Depreciation and amortisation	53,485	75,532	71,259
Grants and subsidies	3,411,810	3,275,270	2,969,458
Other expenses	18,550	18,550	18,378

TOTAL EXPENSES EXCLUDING LOSSES	5,255,782	5,181,317	4,900,100

Revenue
Recurrent appropriation	4,792,042	4,896,036	4,621,839
Capital appropriation	120,919	104,916	193,345
Asset sale proceeds transferred to the Crown Entity	(4,871)	(4,871)	(5,195)
Sales of goods and services	352,341	133,682	136,877
Investment income	9,518	10,832	10,600
Grants and contributions	8,099	15,416	15,166
Acceptance by Crown Entity of employee benefits and other liabilities	37,299	43,034	44,361
Other revenue	3,772	9,925	8,560

Total Revenue	5,319,119	5,208,970	5,025,553

Gain/(loss) on disposal of non current assets	(1,205)	(1,404)	(1,428)
Other gains/(losses)	(362)	(929)	(5,562)

Net Result	61,770	25,320	118,463

4 - 12	Budget Estimates 2012-13

Department of Family and Community Services

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	154,911	215,847	223,565
Receivables	169,844	109,027	115,123
Other financial assets	—	56,510	59,898
Inventories	300	300	300

Total Current Assets	325,055	381,684	398,886

Non Current Assets
Receivables	54,853	4,701	5,374
Other financial assets	—	2,892	2,562
Property, plant and equipment -
Land and building	730,967	798,134	915,275
Plant and equipment	90,244	88,682	90,103
Intangibles	36,168	83,555	74,052

Total Non Current Assets	912,232	977,964	1,087,366

Total Assets	1,237,287	1,359,648	1,486,252

Liabilities
Current Liabilities
Payables	77,423	84,421	90,794
Provisions	199,480	155,147	159,949
Other	600	3,100	2,509

Total Current Liabilities	277,503	242,668	253,252

Non Current Liabilities
Provisions	51,351	34,465	36,115
Other	37,751	4,119	26

Total Non Current Liabilities	89,102	38,584	36,141

Total Liabilities	366,605	281,252	289,393

Net Assets	870,682	1,078,396	1,196,859

Equity
Reserves	18,722	51,871	51,871
Accumulated funds	851,960	1,026,525	1,144,988

Total Equity	870,682	1,078,396	1,196,859

Budget Estimates 2012-13	4 - 13

Department of Family and Community Services

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,398,995	1,444,858	1,346,465
Grants and subsidies	3,411,810	3,275,270	2,969,458
Other	559,301	664,393	703,375

Total Payments	5,370,106	5,384,521	5,019,298

Receipts
Recurrent appropriation	4,792,042	4,896,036	4,621,839
Capital appropriation	120,919	104,916	193,345
Asset sale proceeds transferred to the Crown Entity	(4,871)	(4,871)	(5,195)
Sale of goods and services	330,918	212,448	124,093
Interest	11,024	12,320	11,650
Grants and contributions	7,450	14,855	14,498
Cash transfers to the Consolidated Fund	(1,579)	(1,911)	—
Other	226,665	252,744	251,590

Total Receipts	5,482,568	5,486,537	5,211,820

Net Cash Flows From Operating Activities	112,462	102,016	192,522

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	9,742	15,687	13,699
Purchases of property, plant and equipment	(105,022)	(88,697)	(182,721)
Purchases of investments	—	(2,195)	(3,058)
Other	(15,897)	45,548	(12,724)

Net Cash Flows From Investing Activities	(111,177)	(29,657)	(184,804)

Net Increase/(Decrease) in Cash	1,285	72,359	7,718

Opening Cash and Cash Equivalents	153,626	143,488	215,847

Closing Cash and Cash Equivalents	154,911	215,847	223,565

Cash Flow Reconciliation
Net result	61,770	25,320	118,463
Non cash items added back	53,485	76,099	71,259
Change in operating assets and liabilities	(2,793)	597	2,800

Net Cash Flows From Operating Activities	112,462	102,016	192,522

4 - 14	Budget Estimates 2012-13

Home Care Service of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	182,409	183,881	185,676
Other operating expenses	42,998	43,637	42,610
Depreciation and amortisation	2,074	2,493	2,205

TOTAL EXPENSES EXCLUDING LOSSES	227,481	230,011	230,491

Revenue
Sales of goods and services	30,263	30,263	31,019
Investment income	3,862	4,392	3,959
Grants and contributions	191,709	192,993	193,756
Other revenue	675	1,391	721

Total Revenue	226,509	229,039	229,455

Other gains/(losses)	(181)	(181)	(186)

Net Result	(1,153)	(1,153)	(1,222)

Budget Estimates 2012-13	4 - 15

Home Care Service of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	52,963	60,315	58,043
Receivables	5,470	4,981	4,981

Total Current Assets	58,433	65,296	63,024

Non Current Assets
Other financial assets	17,998	15,581	17,161
Property, plant and equipment -
Land and building	483	540	540
Plant and equipment	7,408	7,004	7,217

Total Non Current Assets	25,889	23,125	24,918

Total Assets	84,322	88,421	87,942

Liabilities
Current Liabilities
Payables	3,734	8,818	8,818
Provisions	28,303	28,086	29,030
Other	937	123	72

Total Current Liabilities	32,974	37,027	37,920

Non Current Liabilities
Provisions	11,900	11,872	11,704

Total Non Current Liabilities	11,900	11,872	11,704

Total Liabilities	44,874	48,899	49,624

Net Assets	39,448	39,522	38,318

Equity
Reserves	556	630	648
Accumulated funds	38,892	38,892	37,670

Total Equity	39,448	39,522	38,318

4 - 16	Budget Estimates 2012-13

Home Care Service of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	183,456	180,704	184,741
Other	61,699	62,737	42,820

Total Payments	245,155	243,441	227,561

Receipts
Sale of goods and services	30,121	30,121	30,833
Interest	2,321	5,268	2,379
Grants and contributions	191,709	192,993	193,756
Other	18,519	19,924	721

Total Receipts	242,670	248,306	227,689

Net Cash Flows From Operating Activities	(2,485)	4,865	128

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	1,000	1,000	600
Purchases of property, plant and equipment	(3,000)	(3,000)	(3,000)

Net Cash Flows From Investing Activities	(2,000)	(2,000)	(2,400)

Net Increase/(Decrease) in Cash	(4,485)	2,865	(2,272)

Opening Cash and Cash Equivalents	57,448	57,450	60,315

Closing Cash and Cash Equivalents	52,963	60,315	58,043

Cash Flow Reconciliation
Net result	(1,153)	(1,153)	(1,222)
Non cash items added back	533	3,369	625
Change in operating assets and liabilities	(1,865)	2,649	725

Net Cash Flows From Operating Activities	(2,485)	4,865	128

Budget Estimates 2012-13	4 - 17

Aboriginal Housing Office

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Expenses Excluding Losses
Operating Expenses -
Other operating expenses	59,501	59,498	60,786
Depreciation and amortisation	9,663	10,906	11,965
Grants and subsidies	53,780	38,900	37,907

TOTAL EXPENSES EXCLUDING LOSSES	122,944	109,304	110,658

Revenue
Sales of goods and services	40,797	40,797	42,070
Investment income	764	764	743
Grants and contributions	214,057	135,918	117,067

Total Revenue	255,618	177,479	159,880

Gain/(loss) on disposal of non current assets	200	(150)	200

Net Result	132,874	68,025	49,422

Employee related expenses included in other operating expenses.

4 - 18	Budget Estimates 2012-13

Aboriginal Housing Office

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	19,372	38,115	34,496
Receivables	2,444	2,444	2,444

Total Current Assets	21,816	40,559	36,940

Non Current Assets
Receivables	4,285	4,285	4,285
Property, plant and equipment -
Land and building	1,275,524	1,191,932	1,247,248
Plant and equipment	759	759	1,210
Infrastructure systems	9,861	9,861	14,684

Total Non Current Assets	1,290,429	1,206,837	1,267,427

Total Assets	1,312,245	1,247,396	1,304,367

Liabilities
Current Liabilities
Payables	29,694	29,694	29,619

Total Current Liabilities	29,694	29,694	29,619

Total Liabilities	29,694	29,694	29,619

Net Assets	1,282,551	1,217,702	1,274,748

Equity
Reserves	452,624	451,271	458,895
Accumulated funds	829,927	766,431	815,853

Total Equity	1,282,551	1,217,702	1,274,748

Budget Estimates 2012-13	4 - 19

Aboriginal Housing Office

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	53,780	38,900	37,907
Other	61,328	61,325	60,361

Total Payments	115,108	100,225	98,268

Receipts
Sale of goods and services	40,797	40,797	42,070
Interest	764	764	743
Grants and contributions	105,757	103,218	82,117
Other	1,752	1,752	(500)

Total Receipts	149,070	146,531	124,430

Net Cash Flows From Operating Activities	33,962	46,306	26,162

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	3,000	2,650	3,000
Purchases of property, plant and equipment	(39,594)	(32,845)	(32,781)

Net Cash Flows From Investing Activities	(36,594)	(30,195)	(29,781)

Net Increase/(Decrease) in Cash	(2,632)	16,111	(3,619)

Opening Cash and Cash Equivalents	22,004	22,004	38,115

Closing Cash and Cash Equivalents	19,372	38,115	34,496

Cash Flow Reconciliation
Net result	132,874	68,025	49,422
Non cash items added back	(98,637)	(21,794)	(22,985)
Change in operating assets and liabilities	(275)	75	(275)

Net Cash Flows From Operating Activities	33,962	46,306	26,162

4 - 20	Budget Estimates 2012-13

Home Purchase Assistance Fund

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	297	297	278
Grants and subsidies	2,418	46,239	3,217
Finance costs	14,585	14,585	14,096
Other expenses	589	563	571

TOTAL EXPENSES EXCLUDING LOSSES	17,889	61,684	18,162

Revenue
Investment income	20,846	19,852	16,438
Other revenue	—	25	26

Total Revenue	20,846	19,877	16,464

Net Result	2,957	(41,807)	(1,698)

Budget Estimates 2012-13	4 - 21

Home Purchase Assistance Fund

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	100,499	88,271	84,715
Receivables	4,762	4,758	4,855
Other financial assets	230,905	197,935	196,115

Total Current Assets	336,166	290,964	285,685

Non Current Assets
Other financial assets	20,441	20,843	17,760

Total Non Current Assets	20,441	20,843	17,760

Total Assets	356,607	311,807	303,445

Liabilities
Current Liabilities
Payables	203	203	239
Borrowings at amortised cost	6,700	6,700	6,830
Provisions	—	55	55

Total Current Liabilities	6,903	6,958	7,124

Non Current Liabilities
Borrowings at amortised cost	141,620	141,620	134,790

Total Non Current Liabilities	141,620	141,620	134,790

Total Liabilities	148,523	148,578	141,914

Net Assets	208,084	163,229	161,531

Equity
Accumulated funds	208,084	163,229	161,531

Total Equity	208,084	163,229	161,531

4 - 22	Budget Estimates 2012-13

Home Purchase Assistance Fund

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	2,418	46,239	3,217
Finance costs	10,296	10,296	9,817
Other	905	878	813

Total Payments	13,619	57,413	13,847

Receipts
Interest	19,963	18,941	16,341
Other	—	25	26

Total Receipts	19,963	18,966	16,367

Net Cash Flows From Operating Activities	6,344	(38,447)	2,520

Cash Flows From Investing Activities
Proceeds from sale of investments	3,377	2,974	4,827
Advance repayments received	88	88	76
Purchases of investments	(64,753)	(31,782)	—

Net Cash Flows From Investing Activities	(61,288)	(28,720)	4,903

Cash Flows From Financing Activities
Repayment of borrowings and advances	(10,828)	(10,828)	(10,979)

Net Cash Flows From Financing Activities	(10,828)	(10,828)	(10,979)

Net Increase/(Decrease) in Cash	(65,772)	(77,995)	(3,556)

Opening Cash and Cash Equivalents	166,271	166,266	88,271

Closing Cash and Cash Equivalents	100,499	88,271	84,715

Cash Flow Reconciliation
Net result	2,957	(41,807)	(1,698)
Non cash items added back	4,289	4,289	4,279
Change in operating assets and liabilities	(902)	(929)	(61)

Net Cash Flows From Operating Activities	6,344	(38,447)	2,520

Budget Estimates 2012-13	4 - 23

NSW Businesslink Pty Limited

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	17,594	17,946	3,691
Other operating expenses	141,634	170,015	147,628
Depreciation and amortisation	27,198	25,022	26,674
Finance costs	767	919	1,146

TOTAL EXPENSES EXCLUDING LOSSES	187,193	213,902	179,139

Revenue
Sales of goods and services	164,394	210,298	173,449
Investment income	160	366	180
Grants and contributions	74,407	24,587	21,717
Other revenue	1,958	3,279	14,941

Total Revenue	240,919	238,530	210,287

Net Result	53,726	24,628	31,148

Employee related expenses refer to contract staff working in Businesslink. Other operating expenses include the costs of staff employed by the Department of Family and Community Services.

4 - 24	Budget Estimates 2012-13

NSW Businesslink Pty Limited

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	13,753	19,890	11,002
Receivables	19,192	19,192	19,192

Total Current Assets	32,945	39,082	30,194

Non Current Assets
Property, plant and equipment -
Land and building	134	72	—
Plant and equipment	58,122	41,804	65,614
Intangibles	73,024	60,472	76,448

Total Non Current Assets	131,280	102,348	142,062

Total Assets	164,225	141,430	172,256

Liabilities
Current Liabilities
Payables	77,418	76,653	76,331
Borrowings at amortised cost	12,787	19,090	19,090

Total Current Liabilities	90,205	95,743	95,421

Non Current Liabilities
Provisions	—	718	718
Other	718	—	—

Total Non Current Liabilities	718	718	718

Total Liabilities	90,923	96,461	96,139

Net Assets	73,302	44,969	76,117

Equity
Accumulated funds	73,302	44,969	76,117

Total Equity	73,302	44,969	76,117

Budget Estimates 2012-13	4 - 25

NSW Businesslink Pty Limited

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	17,594	17,946	3,691
Finance costs	767	919	1,146
Other	164,472	192,853	167,182

Total Payments	182,833	211,718	172,019

Receipts
Sale of goods and services	164,394	210,298	173,449
Interest	160	366	180
Grants and contributions	74,407	24,587	21,717
Other	21,190	22,511	34,173

Total Receipts	260,151	257,762	229,519

Net Cash Flows From Operating Activities	77,318	46,044	57,500

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(44,987)	(29,433)	(33,194)
Other	(44,735)	(29,181)	(33,194)

Net Cash Flows From Investing Activities	(89,722)	(58,614)	(66,388)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	6,303	—

Net Cash Flows From Financing Activities	—	6,303	—

Net Increase/(Decrease) in Cash	(12,404)	(6,267)	(8,888)

Opening Cash and Cash Equivalents	26,157	26,157	19,890

Closing Cash and Cash Equivalents	13,753	19,890	11,002

Cash Flow Reconciliation
Net result	53,726	24,628	31,148
Non cash items added back	27,198	25,022	26,674
Change in operating assets and liabilities	(3,606)	(3,606)	(322)

Net Cash Flows From Operating Activities	77,318	46,044	57,500

4 - 26	Budget Estimates 2012-13

5.	Finance and Services Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Finance and Services
Service Group
Finance, Policy and Strategy	229.8	256.8	11.7	5.6	3.7	(33.5)
Government Services	413.9	348.1	(15.9)	333.8	285.2	(14.6)
State Revenue	194.3	180.6	(7.1)	18.9	15.3	(18.8)
Fair Trading	168.2	157.1	(6.6)	8.7	6.4	(26.1)
Public Works	196.2	185.8	(5.3)	6.6	5.1	(21.9)
Land and Property Information	184.0	176.8	(3.9)	20.5	19.0	(7.5)
Personnel Services	92.3	148.6	61.0	—	—	—

Total	1,478.8	1,453.7	(1.7)	394.0	334.8	(15.0)

Compensation Authorities Staff Division

Total	176.6	178.4	1.0	—	—	—

Long Service Corporation

Total	123.5	132.0	6.9	0.6	0.4	(24.2)

Motor Accidents Authority

Total	157.8	164.8	4.5	5.7	2.7	(52.2)

Rental Bond Board

Total	51.1	54.5	6.7	—	—	—

State Property Authority

Total	418.4	437.3	4.5	24.3	27.0	11.1

State Records Authority

Total	20.9	21.1	0.7	1.2	1.2	—

WorkCover Authority

Total	270.7	275.6	1.8	6.0	11.0	83.3

Workers’ Compensation (Dust Diseases) Board

Total	106.9	108.3	1.3	1.9	0.3	(87.0)

Budget Estimates 2012-13	5 - 1

Finance and Services Cluster

Introduction

The Finance and Services cluster aims to make doing business in New South Wales simple and fair for employees, consumers and industry, while bringing value to the Government.

The cluster is the lead for achieving the NSW 2021 goal to place downward pressure on the cost of living.

Its responsibilities include:

•	providing whole-of-government advice on financial and other policies

•	providing support services to government agencies

•	administering government revenue

•	managing the NSW land and property registration system

•	aligning the government property portfolio to support agency service delivery

•	informing consumers, traders, employers and employees about relevant fair trading and industrial relations laws, and enforcing compliance

•	promoting and enforcing NSW work health and safety, workers compensation and injury management laws.

Services

The cluster’s key services are:

•

providing whole-of-government advice on financial policy, and formulating policies, strategies, and plans for metropolitan water, industrial relations, fair trading, information and communications technology (ICT) and procurement

•	enabling and delivering whole-of-government reform initiatives

•	providing revenue administration services, managing fines on behalf of the Crown, commercial clients and other NSW Government agencies, taking enforcement action and administering benefit services

•	providing procurement management, project management, architectural and engineering design services

•	maintaining fair trading and industrial relations regimes

•	conducting major public works and maintenance programs

5 - 2	Budget Estimates 2012-13

Finance and Services Cluster

•	managing the NSW land and property registration system, and providing titling, valuation, surveying, mapping and spatial services

•	administering portable long service leave schemes

•	monitoring the Compulsory Third Party scheme for motor vehicles

•	acting as the custodian of rental bonds for private tenancies

•	acquiring, managing and disposing of government-owned property

•	managing the State’s archives and records

•	managing the State’s workers compensation scheme and regulating the overall system.

2012-13 Budget Highlights

Policy Reform

In 2012-13, key initiatives will include spending:

•	$20 million to review corporate and shared services reform to make these services more streamlined and cost effective

•	$16 million to develop and implement industrial relations policy, review industrial relations laws and the national workplace relations system, and provide compliance and information services

•	$13 million to develop and implement whole-of-government policies and strategies for ICT, procurement and finance

•

$12 million to advise Government on metropolitan water policy and reform, develop a new water plan for the Lower Hunter, coordinate and review the Metropolitan Water Plan for greater Sydney and undertake key actions

•	$5 million for regulatory reform in important areas such as home building, residential parks, and strata and community title schemes.

Budget Estimates 2012-13	5 - 3

Finance and Services Cluster

Improving and Supporting Service Delivery

In 2012-13, key initiatives will include spending:

•

$206 million to provide expert procurement management advice and professional services in planning, design, delivery and maintenance for building and engineering projects, to help client agencies serve the community

•	$201 million to provide services for land title registration, property information, valuation, surveying and mapping

•	$169 million to promote competitiveness in the Compulsory Third Party market, and improve premium setting to ensure a fair, affordable and viable scheme

•

$159 million to enforce fair trading laws, provide information and help to consumers and traders, and complete an essential upgrade of the web-based Customer Assistance System, which provides customers with information, dispute resolution and complaint investigation management

•	$132 million to provide shared transactional and corporate services to the Government, including procurement, property management, fleet, ICT, human resources, finance and business services

•

$119 million to generate savings and cost efficiencies through centralised government office accommodation and property management services, improved use of generic property assets and the identification and divestment of surplus NSW Government property

•	$23 million to manage the State’s archives and records, and build the Government’s capacity to accept, preserve and make available its digital records

•	$10 million to improve tax and fines debt management and resolution, expand and optimise fines service channels, and implement a modernised tax system.

5 - 4	Budget Estimates 2012-13

Department of Finance and Services

Service Group Statements

Finance, Policy and Strategy

Service description:	This service group covers industrial relations policy development and review, provision of information to employers and employees, and enforcement of industrial relations laws through inspection of NSW workplaces. This service group also covers the development of government ICT and procurement policy, administration of the Office of Finance and metropolitan water policy and planning.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Government radio network monthly availability	%	99.95	99.95	99.95	99.95	99.99
Industrial Relations complaints resolved within 180 days	%	89	72	95	60	90

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	229,834	243,809	256,763

Capital Expenditure	5,610	2,633	3,728

Budget Estimates 2012-13	5 - 5

Department of Finance and Services

Government Services

Service description:	This service group is responsible for providing services to NSW Government agencies in the areas of procurement, motor vehicle fleet, information technology, human resources, finance and business services. In addition, this service group plays a pivotal role in supporting agencies in expenditure savings, information technology service delivery and corporate and shared services reform.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Transactions through State Contracts Control Board goods and services contracts (a)	$m	3,670	3,727	3,900	3,553	3,900
Average performance score of ‘Best Practice’ accredited contractors for capital works (b)%		76	76	70	71	67
Manage motor vehicle clearance rates at initial auction between 70 to 80 per cent (c)%		83	83	80	80	75
Government licences administered through Government Licensing Service	mill	2.1	4.7	5.1	6.1	6.2
Client satisfaction with shared corporate services	%	90	88	80	80	80

(a)	The decrease in the 2011-12 Revised estimate to $3,553 million is affected by a number of factors including the longer lease period for motor vehicles, price control and reductions through procurement initiatives and spending by agencies outside State Contracts. The forecast for 2012-13 Budget has been maintained at the same level as the 2011-12 Budget in the expectation that agencies will use more State Contracts Control Board contracts to procure goods and services.
(b)	Decline in performance scores is due to the introduction of new guidelines for performance reporting as a result of an external peer review in 2010.
(c)	Reduced forecast for 2012-13 is due to softening of the used car market affecting clearance rates in regional areas.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	413,910	384,229	348,139

Capital Expenditure	333,781	280,422	285,182

5 - 6	Budget Estimates 2012-13

Department of Finance and Services

State Revenue

Service description:	This service group covers revenue administration services, fines management, debt management, benefit administration services, and the provision of relevant information and education to ensure people are aware of their liabilities and entitlements. This service group also covers the implementation of targeted compliance programs to ensure tax is properly paid and all unpaid tax and fine liabilities are recovered.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Payments received electronically	%	88	90	90	90	90
Cost to collect $100 tax	$	0.55	0.50	0.53	0.53	0.50
Telephone calls answered within 2 minutes - Revenue Admin Services (a)%		88	86	80	78	78
Cost to administer $100 fine (b)	$	11.70	12.74	13.12	13.12	13.12
Telephone calls answered within 2 minutes - Fine Enforcement Management (a)%		52	68	78	78	78
First home buyers payments issues <15 days from receipt of a completed claim (c)%		98	99	85	95	95
Unclaimed money payments issued <10 days from receipt of a completed claim	%	78	84	85	85	85

(a)	In 2011-12 these service measures were consolidated to include both tax and fines revenue with a combined target of 78 per cent.
(b)	Due to structural changes in the Office of State Revenue, the 2012-13 Forecast excludes fine debt resolution.
(c)	In 2011-12 this service measure changed from <10 days to <15 days. This increase reflects a changed approach, with greater upfront compliance and investigation taking place to verify eligibility of applicants prior to issuing grants. The figures for 2009-10 and 2010-11 Actuals and 2011-12 Forecast have been restated for this change in reporting.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	194,301	158,571	180,561

Capital Expenditure	18,866	26,717	15,310

Budget Estimates 2012-13	5 - 7

Department of Finance and Services

Fair Trading

Service description:	This service group covers fair trading policy development and regulatory review, provision of information to consumers and traders, enforcement of compliance with fair trading laws and impartial dispute resolution through an independent tribunal.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Complaints finalised within 30 days	%	92	90	85	85	85
Telephone enquiries answered within the guarantee of service	%	98	90	90	90	90
Proportion of prosecutions successful	%	90	86	90	90	90

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	168,161	178,467	157,069

Capital Expenditure	8,707	6,234	6,433

Public Works

Service description:	This service group covers expert advice and professional services in the delivery of building and engineering projects, provided to government agencies on a ‘fee for service basis’, including the provision of planning and building, design services, managing construction projects, and finding sustainable solutions to the problems of capturing, treating and distributing water.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Lost time injury frequency ratio (a)	no.	2.4	2.9	5.0	5.0	5.0

(a)	This measures lost time injuries per million hours worked.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	196,244	191,795	185,781

Capital Expenditure	6,571	5,357	5,131

5 - 8	Budget Estimates 2012-13

Department of Finance and Services

Land and Property Information

Service description:	This service group covers the provision of titling, valuation, surveying, mapping and spatial services to the public on a commercial basis. These services underpin the state’s property market, and include the statutory functions of the Registrar General, Surveyor General and Valuer General.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Documents registered	thous	781	719	775	740	806
Plans registered	thous	9.8	9.9	10.5	10.0	10.0
Property information copies produced	thous	4,169	4,109	4,450	4,250	4,200

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	183,982	175,443	176,783

Capital Expenditure	20,500	24,042	18,966

Personnel Services

Service description:	This service group covers providing personnel services to the State Property Authority, Teachers Housing Authority, Waste Assets Management Corporation, State Records Authority, the Board of Surveying and Spatial Information, the Long Service Corporation and the Land and Housing Corporation.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	92,343	135,650	148,632

Budget Estimates 2012-13	5 - 9

Department of Finance and Services

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	695,763	703,993	690,513
Other operating expenses	280,836	297,527	259,743
Depreciation and amortisation	215,559	202,683	204,369
Grants and subsidies	244,238	215,478	252,511
Finance costs	34,165	32,095	31,242
Other expenses	8,214	16,188	15,350

TOTAL EXPENSES EXCLUDING LOSSES	1,478,775	1,467,964	1,453,728

Revenue
Recurrent appropriation	515,878	385,894	371,006
Capital appropriation	70,483	66,134	19,929
Asset sale proceeds transferred to the Crown Entity	(50,342)	(50,317)	(50,401)
Sales of goods and services	859,556	961,482	958,358
Investment income	20,103	23,573	23,365
Retained taxes, fees and fines	59,414	61,716	62,864
Grants and contributions	14,448	13,206	13,530
Acceptance by Crown Entity of employee benefits and other liabilities	12,116	12,148	15,466
Other revenue	1,225	9,382	9,435

Total Revenue	1,502,881	1,483,218	1,423,552

Gain/(loss) on disposal of non current assets	27,161	34,212	28,818

Net Result	51,267	49,466	(1,358)

5 - 10	Budget Estimates 2012-13

Department of Finance and Services

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	389,245	491,481	483,548
Receivables	392,094	373,401	378,382
Other financial assets	22,048	21,510	21,510
Inventories	4,986	3,216	3,288
Other	55,943	47,394	48,579

Total Current Assets	864,316	937,002	935,307

Non Current Assets
Receivables	8,429	9,959	10,144
Other financial assets	—	9,325	9,325
Inventories	4,787	4,142	3,819
Property, plant and equipment -
Land and building	111,411	119,340	129,051
Plant and equipment	735,588	659,932	668,484
Intangibles	93,143	120,297	112,838

Total Non Current Assets	953,358	922,995	933,661

Total Assets	1,817,674	1,859,997	1,868,968

Liabilities
Current Liabilities
Payables	324,933	356,583	365,232
Borrowings at amortised cost	223,585	212,934	212,934
Tax	1,822	—	—
Provisions	217,316	216,181	216,110
Other	10,255	8,425	8,636

Total Current Liabilities	777,911	794,123	802,912

Non Current Liabilities
Borrowings at amortised cost	339,926	342,066	342,066
Provisions	143,124	268,257	268,223
Other	135,263	12,472	14,046

Total Non Current Liabilities	618,313	622,795	624,335

Total Liabilities	1,396,224	1,416,918	1,427,247

Net Assets	421,450	443,079	441,721

Equity
Reserves	7,924	3,103	3,103
Accumulated funds	413,526	439,976	438,618

Total Equity	421,450	443,079	441,721

Budget Estimates 2012-13	5 - 11

Department of Finance and Services

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	644,933	711,160	673,141
Grants and subsidies	244,238	215,478	252,511
Finance costs	34,165	32,095	31,242
Other	586,705	575,053	561,620

Total Payments	1,510,041	1,533,786	1,518,514

Receipts
Recurrent appropriation	515,878	385,894	371,006
Capital appropriation	70,483	66,134	19,929
Sale of goods and services	804,039	941,640	959,701
Interest	20,418	23,441	23,229
Retained taxes, fees and fines	118	118	121
Grants and contributions	14,448	13,200	13,530
Cash transfers to the Consolidated Fund	(103,117)	(74,202)	(50,401)
Other	349,033	350,380	359,319

Total Receipts	1,671,300	1,706,605	1,696,434

Net Cash Flows From Operating Activities	161,259	172,819	177,920

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	142,483	149,520	148,395
Purchases of property, plant and equipment	(379,559)	(303,139)	(298,799)
Purchases of investments	—	(9,301)	—
Other	(14,560)	(42,263)	(35,948)

Net Cash Flows From Investing Activities	(251,636)	(205,183)	(186,352)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	270,504	261,993	261,993
Repayment of borrowings and advances	(251,293)	(251,293)	(261,993)
Other	(2,077)	34,972	84

Net Cash Flows From Financing Activities	17,134	45,672	84

Net Increase/(Decrease) in Cash	(73,243)	13,308	(8,348)

Opening Cash and Cash Equivalents	461,558	473,773	491,481
Reclassification of Cash Equivalents	930	4,400	415

Closing Cash and Cash Equivalents	389,245	491,481	483,548

Cash Flow Reconciliation
Net result	51,267	49,466	(1,358)
Non cash items added back	215,761	198,320	204,046
Change in operating assets and liabilities	(105,769)	(74,967)	(24,768)

Net Cash Flows From Operating Activities	161,259	172,819	177,920

5 - 12	Budget Estimates 2012-13

Compensation Authorities Staff Division

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	176,623	164,861	178,434
Other operating expenses	14	14	14

TOTAL EXPENSES EXCLUDING LOSSES	176,637	164,875	178,448

Revenue
Sales of goods and services	176,562	164,800	178,371
Investment income	75	75	77

Total Revenue	176,637	164,875	178,448

Net Result	—	—	—

Budget Estimates 2012-13	5 - 13

Compensation Authorities Staff Division

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	6,000	6,000	6,000
Receivables	53,794	53,248	53,015

Total Current Assets	59,794	59,248	59,015

Non Current Assets
Receivables	68,403	68,315	68,315

Total Non Current Assets	68,403	68,315	68,315

Total Assets	128,197	127,563	127,330

Liabilities
Current Liabilities
Payables	9,818	9,826	9,839
Provisions	49,976	49,422	49,176

Total Current Liabilities	59,794	59,248	59,015

Non Current Liabilities
Provisions	68,403	68,315	68,315

Total Non Current Liabilities	68,403	68,315	68,315

Total Liabilities	128,197	127,563	127,330

Equity

Total Equity	—	—	—

5 - 14	Budget Estimates 2012-13

Compensation Authorities Staff Division

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	176,655	165,527	178,667
Other	22	22	14

Total Payments	176,677	165,549	178,681

Receipts
Sale of goods and services	176,463	165,335	178,604
Interest	75	75	77

Total Receipts	176,538	165,410	178,681

Net Cash Flows From Operating Activities	(139)	(139)	—

Net Increase/(Decrease) in Cash	(139)	(139)	—

Opening Cash and Cash Equivalents	6,139	6,139	6,000

Closing Cash and Cash Equivalents	6,000	6,000	6,000

Cash Flow Reconciliation
Change in operating assets and liabilities	(139)	(139)	—

Net Cash Flows From Operating Activities	(139)	(139)	—

Budget Estimates 2012-13	5 - 15

Long Service Corporation

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	459	437	184
Other operating expenses	10,045	27,019	10,990
Depreciation and amortisation	867	572	589
Grants and subsidies	110,300	113,582	118,400
Finance costs	211	209	171
Other expenses	1,617	2,252	1,634

TOTAL EXPENSES EXCLUDING LOSSES	123,499	144,071	131,968

Revenue
Investment income	48,142	32,807	51,779
Retained taxes, fees and fines	101,700	89,393	114,400
Other revenue	6	1	27

Total Revenue	149,848	122,201	166,206

Gain/(loss) on disposal of non current assets	—	1	—

Net Result	26,349	(21,869)	34,238

5 - 16	Budget Estimates 2012-13

Long Service Corporation

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	17,354	33,612	12,629
Receivables	5,717	3,693	3,623

Total Current Assets	23,071	37,305	16,252

Non Current Assets
Other financial assets	668,975	626,416	728,692
Property, plant and equipment -
Plant and equipment	554	588	426
Intangibles	51	277	245

Total Non Current Assets	669,580	627,281	729,363

Total Assets	692,651	664,586	745,615

Liabilities
Current Liabilities
Payables	3,602	4,384	4,335
Borrowings at amortised cost	706	706	706
Provisions	404,778	404,779	404,778

Total Current Liabilities	409,086	409,869	409,819

Non Current Liabilities
Borrowings at amortised cost	2,588	2,587	1,828
Provisions	313,100	333,055	380,655

Total Non Current Liabilities	315,688	335,642	382,483

Total Liabilities	724,774	745,511	792,302

Net Assets	(32,123)	(80,925)	(46,687)

Equity
Accumulated funds	(32,123)	(80,925)	(46,687)

Total Equity	(32,123)	(80,925)	(46,687)

Budget Estimates 2012-13	5 - 17

Long Service Corporation

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	459	437	184
Grants and subsidies	110,300	113,582	118,400
Finance costs	211	—	—
Other	(37,000)	(40,577)	(36,328)

Total Payments	73,970	73,442	82,256

Receipts
Sale of goods and services	10	—	—
Interest	626	1,168	462
Retained taxes, fees and fines	97,840	86,546	112,802
Other	220	204	293

Total Receipts	98,696	87,918	113,557

Net Cash Flows From Operating Activities	24,726	14,476	31,301

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	30	25	31
Purchases of property, plant and equipment	(50)	(90)	(46)
Purchases of investments	(32,249)	(5,567)	(50,959)
Other	(512)	(431)	(380)

Net Cash Flows From Investing Activities	(32,781)	(6,063)	(51,354)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	211	—	—
Repayment of borrowings and advances	(929)	(928)	(930)

Net Cash Flows From Financing Activities	(718)	(928)	(930)

Net Increase/(Decrease) in Cash	(8,773)	7,485	(20,983)

Opening Cash and Cash Equivalents	26,127	26,127	33,612

Closing Cash and Cash Equivalents	17,354	33,612	12,629

Cash Flow Reconciliation
Net result	26,349	(21,869)	34,238
Non cash items added back	(46,649)	(30,858)	(50,557)
Change in operating assets and liabilities	45,026	67,203	47,620

Net Cash Flows From Operating Activities	24,726	14,476	31,301

5 - 18	Budget Estimates 2012-13

Motor Accidents Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	471	2,057	2,249
Other operating expenses	39,178	36,199	38,604
Depreciation and amortisation	1,603	1,006	2,446
Grants and subsidies	9,000	7,524	9,681
Other expenses	107,500	106,603	111,800

TOTAL EXPENSES EXCLUDING LOSSES	157,752	153,389	164,780

Revenue
Investment income	2,191	2,443	2,009
Retained taxes, fees and fines	142,535	142,547	151,187
Other revenue	70	39	72

Total Revenue	144,796	145,029	153,268

Gain/(loss) on disposal of non current assets	—	2	—

Net Result	(12,956)	(8,358)	(11,512)

Budget Estimates 2012-13	5 - 19

Motor Accidents Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	49,676	50,205	39,497
Receivables	25,581	21,699	27,525

Total Current Assets	75,257	71,904	67,022

Non Current Assets
Receivables	34,535	61,101	49,175
Property, plant and equipment -
Plant and equipment	2,053	2,236	1,929
Intangibles	5,161	5,556	6,136

Total Non Current Assets	41,749	68,893	57,240

Total Assets	117,006	140,797	124,262

Liabilities
Current Liabilities
Payables	22,419	13,417	22,005
Provisions	5,644	5,644	5,869
Other	10,112	14,664	11,926

Total Current Liabilities	38,175	33,725	39,800

Non Current Liabilities
Provisions	811	15	843
Other	36,610	61,101	49,175

Total Non Current Liabilities	37,421	61,116	50,018

Total Liabilities	75,596	94,841	89,818

Net Assets	41,410	45,956	34,444

Equity
Accumulated funds	41,410	45,956	34,444

Total Equity	41,410	45,956	34,444

5 - 20	Budget Estimates 2012-13

Motor Accidents Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	430	2,032	2,230
Grants and subsidies	9,000	7,524	9,681
Other	152,710	136,566	158,867

Total Payments	162,140	146,122	170,778

Receipts
Sale of goods and services	(838)	(838)	—
Interest	2,191	2,443	2,009
Retained taxes, fees and fines	144,254	151,679	143,144
Other	18,699	(4,487)	17,636

Total Receipts	164,306	148,797	162,789

Net Cash Flows From Operating Activities	2,166	2,675	(7,989)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	20	—
Purchases of property, plant and equipment	(825)	(825)	(239)
Other	(4,860)	(4,860)	(2,480)

Net Cash Flows From Investing Activities	(5,685)	(5,665)	(2,719)

Net Increase/(Decrease) in Cash	(3,519)	(2,990)	(10,708)

Opening Cash and Cash Equivalents	53,195	53,195	50,205

Closing Cash and Cash Equivalents	49,676	50,205	39,497

Cash Flow Reconciliation
Net result	(12,956)	(8,358)	(11,512)
Non cash items added back	1,603	1,006	2,446
Change in operating assets and liabilities	13,519	10,027	1,077

Net Cash Flows From Operating Activities	2,166	2,675	(7,989)

Budget Estimates 2012-13	5 - 21

Rental Bond Board

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	23,356	23,305	25,019
Grants and subsidies	27,721	26,473	28,719
Finance costs	—	723	749

TOTAL EXPENSES EXCLUDING LOSSES	51,077	50,501	54,487

Revenue
Investment income	54,770	57,089	59,458

Total Revenue	54,770	57,089	59,458

Net Result	3,693	6,588	4,971

5 - 22	Budget Estimates 2012-13

Rental Bond Board

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	50,204	53,099	59,008
Receivables	4,494	4,494	4,656

Total Current Assets	54,698	57,593	63,664

Total Assets	54,698	57,593	63,664

Liabilities
Current Liabilities
Other	454	454	1,554

Total Current Liabilities	454	454	1,554

Total Liabilities	454	454	1,554

Net Assets	54,244	57,139	62,110

Equity

Accumulated funds	54,244	57,139	62,110

Total Equity	54,244	57,139	62,110

Budget Estimates 2012-13	5 - 23

Rental Bond Board

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	27,721	26,473	28,719
Finance costs	—	723	749
Other	24,361	24,609	24,214

Total Payments	52,082	51,805	53,682

Receipts
Interest	54,861	57,180	59,297
Other	78	377	294

Total Receipts	54,939	57,557	59,591

Net Cash Flows From Operating Activities	2,857	5,752	5,909

Net Increase/(Decrease) in Cash	2,857	5,752	5,909

Opening Cash and Cash Equivalents	47,347	47,347	53,099

Closing Cash and Cash Equivalents	50,204	53,099	59,008

Cash Flow Reconciliation
Net result	3,693	6,588	4,971
Change in operating assets and liabilities	(836)	(836)	938

Net Cash Flows From Operating Activities	2,857	5,752	5,909

5 - 24	Budget Estimates 2012-13

State Property Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	381,615	388,232	401,498
Depreciation and amortisation	28,114	27,993	28,908
Finance costs	8,626	8,626	6,854

TOTAL EXPENSES EXCLUDING LOSSES	418,355	424,851	437,260

Revenue
Sales of goods and services	415,463	422,399	437,804
Investment income	10,925	10,613	8,792
Grants and contributions	30,018	30,018	32,515
Other revenue	450	450	450

Total Revenue	456,856	463,480	479,561

Gain/(loss) on disposal of non current assets	51	244	579
Other gains/(losses)	(300)	(300)	(300)

Net Result	38,252	38,573	42,580

Budget Estimates 2012-13	5 - 25

State Property Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	91,326	93,919	60,872
Receivables	48,119	50,071	49,124

Total Current Assets	139,445	143,990	109,996

Non Current Assets
Receivables	187,844	193,393	192,474
Property, plant and equipment -
Land and building	895,557	892,042	891,257
Plant and equipment	5,345	7,364	6,242
Intangibles	818	1,152	1,163
Other	2,650	2,650	3,100

Total Non Current Assets	1,092,214	1,096,601	1,094,236

Total Assets	1,231,659	1,240,591	1,204,232

Liabilities
Current Liabilities
Payables	7,837	6,837	5,837
Borrowings at amortised cost	2,698	2,698	2,912
Provisions	63,558	71,066	70,626
Other	3,860	5,133	4,289

Total Current Liabilities	77,953	85,734	83,664

Non Current Liabilities
Borrowings at amortised cost	43,076	43,076	40,177
Provisions	99,008	99,008	99,008
Other	56,031	59,328	18,358

Total Non Current Liabilities	198,115	201,412	157,543

Total Liabilities	276,068	287,146	241,207

Net Assets	955,591	953,445	963,025

Equity
Reserves	14,811	12,781	12,781
Accumulated funds	940,780	940,664	950,244

Total Equity	955,591	953,445	963,025

5 - 26	Budget Estimates 2012-13

State Property Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	—	(295)
Finance costs	3,504	3,504	3,305
Other	430,104	433,493	443,463

Total Payments	433,608	436,997	446,473

Receipts
Sale of goods and services	414,033	419,454	437,804
Interest	11,072	11,097	9,739
Grants and contributions	30,018	30,018	32,515
Cash transfers to the Consolidated Fund	(35,500)	(35,937)	(33,000)
Other	(1,671)	(1,172)	(3,100)

Total Receipts	417,952	423,460	443,958

Net Cash Flows From Operating Activities	(15,656)	(13,537)	(2,515)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	4,501	5,977	(1)
Purchases of property, plant and equipment	(25,245)	(26,025)	(26,452)
Advances made	(772)	(774)	(834)
Other	(300)	(520)	(560)

Net Cash Flows From Investing Activities	(21,816)	(21,342)	(27,847)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(2,340)	(2,340)	(2,685)

Net Cash Flows From Financing Activities	(2,340)	(2,340)	(2,685)

Net Increase/(Decrease) in Cash	(39,812)	(37,219)	(33,047)

Opening Cash and Cash Equivalents	131,138	131,138	93,919

Closing Cash and Cash Equivalents	91,326	93,919	60,872

Cash Flow Reconciliation
Net result	38,252	38,573	42,580
Non cash items added back	27,664	27,539	28,458
Change in operating assets and liabilities	(81,572)	(79,649)	(73,553)

Net Cash Flows From Operating Activities	(15,656)	(13,537)	(2,515)

Budget Estimates 2012-13	5 - 27

State Record Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	18,585	18,585	18,238
Depreciation and amortisation	2,255	2,255	2,842
Finance costs	93	93	—

TOTAL EXPENSES EXCLUDING LOSSES	20,933	20,933	21,080

Revenue
Sales of goods and services	13,725	13,725	14,790
Investment income	173	173	173
Grants and contributions	7,258	7,258	6,939

Total Revenue	21,156	21,156	21,902

Net Result	223	223	822

5 - 28	Budget Estimates 2012-13

State Record Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,300	4,300	6,646
Receivables	2,369	2,369	2,502
Inventories	96	96	96
Other	1,489	1,489	1,527

Total Current Assets	8,254	8,254	10,771

Non Current Assets
Property, plant and equipment -
Land and building	50,935	50,935	48,702
Plant and equipment	7,714	7,714	8,298
Intangibles	18	18	9

Total Non Current Assets	58,667	58,667	57,009

Total Assets	66,921	66,921	67,780

Liabilities
Current Liabilities
Payables	1,819	1,819	1,814
Provisions	2,718	2,718	2,760

Total Current Liabilities	4,537	4,537	4,574

Total Liabilities	4,537	4,537	4,574

Net Assets	62,384	62,384	63,206

Equity
Reserves	19,814	19,814	19,814
Accumulated funds	42,570	42,570	43,392

Total Equity	62,384	62,384	63,206

Budget Estimates 2012-13	5 - 29

State Record Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	36	36	(143)
Finance costs	113	74	—
Other	18,260	18,299	18,199

Total Payments	18,409	18,409	18,056

Receipts
Sale of goods and services	13,851	13,851	14,664
Interest	184	184	157
Grants and contributions	6,712	6,712	6,380
Other	290	290	385

Total Receipts	21,037	21,037	21,586

Net Cash Flows From Operating Activities	2,628	2,628	3,530

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,238)	(1,238)	(1,164)
Other	(19)	(19)	(20)

Net Cash Flows From Investing Activities	(1,257)	(1,257)	(1,184)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(1,974)	(1,974)	—

Net Cash Flows From Financing Activities	(1,974)	(1,974)	—

Net Increase/(Decrease) in Cash	(603)	(603)	2,346

Opening Cash and Cash Equivalents	4,903	4,903	4,300

Closing Cash and Cash Equivalents	4,300	4,300	6,646

Cash Flow Reconciliation
Net result	223	223	822
Non cash items added back	2,255	2,255	2,842
Change in operating assets and liabilities	150	150	(134)

Net Cash Flows From Operating Activities	2,628	2,628	3,530

5 - 30	Budget Estimates 2012-13

WorkCover Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	8,144	9,747	8,730
Other operating expenses	213,794	198,254	218,441
Depreciation and amortisation	12,088	8,450	10,780
Grants and subsidies	6,428	3,455	6,428
Other expenses	30,294	31,344	31,245

TOTAL EXPENSES EXCLUDING LOSSES	270,748	251,250	275,624

Revenue
Sales of goods and services	37,045	31,255	45,043
Investment income	10,829	8,329	10,383
Retained taxes, fees and fines	217,305	204,365	213,736
Grants and contributions	356	356	338
Other revenue	6,565	9,301	8,065

Total Revenue	272,100	253,606	277,565

Gain/(loss) on disposal of non current assets	—	48	—
Other gains/(losses)	(1,352)	(2,404)	(1,941)

Net Result	—	—	—

Budget Estimates 2012-13	5 - 31

WorkCover Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	60,386	59,456	57,981
Receivables	16,663	16,424	16,653
Inventories	874	—	—

Total Current Assets	77,923	75,880	74,634

Non Current Assets
Receivables	36,519	35,042	37,504
Other financial assets	132,225	130,544	130,633
Property, plant and equipment -
Land and building	17,350	16,508	16,078
Plant and equipment	8,292	8,703	8,932
Intangibles	5,119	7,822	8,243

Total Non Current Assets	199,505	198,619	201,390

Total Assets	277,428	274,499	276,024

Liabilities
Current Liabilities
Payables	53,041	53,076	53,204
Provisions	1,894	1,980	1,910
Other	16,185	14,673	11,807

Total Current Liabilities	71,120	69,729	66,921

Non Current Liabilities
Provisions	125,323	125,708	126,890
Other	117,546	115,057	118,208

Total Non Current Liabilities	242,869	240,765	245,098

Total Liabilities	313,989	310,494	312,019

Net Assets	(36,561)	(35,995)	(35,995)

Equity
Reserves	16,969	16,969	16,969
Accumulated funds	(53,530)	(52,964)	(52,964)

Total Equity	(36,561)	(35,995)	(35,995)

5 - 32	Budget Estimates 2012-13

WorkCover Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	9,275	10,897	9,870
Grants and subsidies	6,428	3,455	6,428
Other	249,880	235,675	254,521

Total Payments	265,583	250,027	270,819

Receipts
Sale of goods and services	42,829	40,023	51,874
Interest	2,505	2,634	2,566
Retained taxes, fees and fines	213,212	200,437	210,875
Grants and contributions	356	356	338
Other	9,385	7,886	6,963

Total Receipts	268,287	251,336	272,616

Net Cash Flows From Operating Activities	2,704	1,309	1,797

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	748	—
Proceeds from sale of investments	8,871	7,923	7,728
Purchases of property, plant and equipment	(3,830)	(2,063)	(3,850)
Other	(2,360)	(3,462)	(7,150)

Net Cash Flows From Investing Activities	2,681	3,146	(3,272)

Net Increase/(Decrease) in Cash	5,385	4,455	(1,475)

Opening Cash and Cash Equivalents	55,001	55,001	59,456

Closing Cash and Cash Equivalents	60,386	59,456	57,981

Cash Flow Reconciliation
Non cash items added back	4,587	4,432	2,963
Change in operating assets and liabilities	(1,883)	(3,123)	(1,166)

Net Cash Flows From Operating Activities	2,704	1,309	1,797

Budget Estimates 2012-13	5 - 33

Workers’ Compensation (Dust Diseases) Board

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3	323	283
Other operating expenses	9,567	5,935	10,331
Depreciation and amortisation	824	628	848
Grants and subsidies	6,066	5,911	6,253
Finance costs	90,410	90,410	90,575

TOTAL EXPENSES EXCLUDING LOSSES	106,870	103,207	108,290

Revenue
Sales of goods and services	456	643	470
Investment income	68,032	7,299	72,747
Retained taxes, fees and fines	37,562	94,045	34,233
Other revenue	820	1,223	845

Total Revenue	106,870	103,210	108,295

Other gains/(losses)	—	(3)	(5)

Net Result	—	—	—

5 - 34	Budget Estimates 2012-13

Workers’ Compensation (Dust Diseases) Board

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	27,403	70,525	20,009
Receivables	695	695	695
Other financial assets	191,508	191,508	149,711

Total Current Assets	219,606	262,728	170,415

Non Current Assets
Receivables	958,177	1,015,038	954,414
Other financial assets	514,183	411,022	569,801
Property, plant and equipment -
Land and building	5,695	5,687	5,533
Plant and equipment	720	741	487
Intangibles	1,459	1,642	1,452

Total Non Current Assets	1,480,234	1,434,130	1,531,687

Total Assets	1,699,840	1,696,858	1,702,102

Liabilities
Current Liabilities
Payables	3,825	842	3,716
Provisions	95,167	95,167	97,537

Total Current Liabilities	98,992	96,009	101,253

Non Current Liabilities
Provisions	1,591,872	1,591,872	1,591,872

Total Non Current Liabilities	1,591,872	1,591,872	1,591,872

Total Liabilities	1,690,864	1,687,881	1,693,125

Net Assets	8,976	8,977	8,977

Equity
Reserves	2,208	2,208	2,208
Accumulated funds	6,768	6,769	6,769

Total Equity	8,976	8,977	8,977

Budget Estimates 2012-13	5 - 35

Workers’ Compensation (Dust Diseases) Board

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	19	339	283
Grants and subsidies	6,066	5,911	6,253
Other	98,004	97,380	96,163

Total Payments	104,089	103,630	102,699

Receipts
Sale of goods and services	456	643	470
Interest	34,888	34,748	37,345
Retained taxes, fees and fines	90,978	90,624	94,857
Other	2,706	3,108	1,341

Total Receipts	129,028	129,123	134,013

Net Cash Flows From Operating Activities	24,939	25,493	31,314

Cash Flows From Investing Activities
Proceeds from sale of investments	—	44,348	—
Purchases of property, plant and equipment	(100)	(100)	(50)
Purchases of investments	(56,543)	(58,323)	(81,580)
Other	(1,830)	(1,830)	(200)

Net Cash Flows From Investing Activities	(58,473)	(15,905)	(81,830)

Net Increase/(Decrease) in Cash	(33,534)	9,588	(50,516)

Opening Cash and Cash Equivalents	60,937	60,937	70,525

Closing Cash and Cash Equivalents	27,403	70,525	20,009

Cash Flow Reconciliation
Non cash items added back	(32,320)	28,075	(34,554)
Change in operating assets and liabilities	57,259	(2,582)	65,868

Net Cash Flows From Operating Activities	24,939	25,493	31,314

5 - 36	Budget Estimates 2012-13

6.	Health Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Ministry of Health
Service Group
Population Health Services	554.6	405.0	(27.0)	—	—	—
Primary and Community Based Services	1,186.9	1,227.6	3.4	12.3	63.6	417.3
Aboriginal Health Services	97.3	100.2	3.0	—	—	—
Outpatient Services	1,665.3	1,717.3	3.1	117.5	186.3	58.5
Emergency Services	1,767.3	1,836.2	3.9	63.1	210.3	233.2
Inpatient Hospital Services	7,728.2	8,239.1	6.6	493.6	457.0	(7.4)
Mental Health Services	1,340.0	1,412.2	5.4	113.8	48.3	(57.5)
Rehabilitation and Extended Care Services	1,265.4	1,324.0	4.6	103.2	31.3	(69.6)
Teaching and Research	805.6	839.4	4.2	17.4	7.6	(56.6)
Cluster Grant Funding	10.2	176.8	N/A	—	—	—

Total	16,420.9	17,277.7	5.2	921.0	1,004.5	9.1

Health Care Complaints Commission
Service Group
Complaints Handling	11.0	11.9	8.4	—	0.5	N/A

Total	11.0	11.9	8.4	—	0.5	N/A

Mental Health Commission

Total	—	8.3	N/A	—	—	—

Cancer Institute NSW

Total	156.9	161.0	2.6	2.9	1.1	(59.8)

Budget Estimates 2012-13	6 - 1

Health Cluster

Introduction

The Health cluster aims to protect the health and safety of the public by managing and regulating the NSW public health care system.

Its work includes:

•	providing health care services to patients and the community

•	promoting wellness and illness prevention

•	developing health care policy and planning

•	managing, monitoring and reporting on health system performance.

The Health cluster is the lead for achieving the following NSW 2021 goals.

•	Keep people healthy and out of hospital.

•	Provide world class clinical services with timely access and effective infrastructure.

The Health cluster comprises Ministry of Health, the Cancer Institute NSW, the Health Care Complaints Commission and the Mental Health Commission.

Services

The Health cluster’s key services are:

•	promoting and regulating public health

•	providing preventive health services

•	delivering services in community health centres, outpatient clinics and the home

•	providing services to people with chronic illness to avoid unnecessary hospitalisation

•	providing health services to Aboriginal people

•	providing emergency transport and treatment

•	providing health care to patients admitted to hospitals

•	providing mental health, rehabilitation and long-term care services

•	conducting professional training and investing in research

•	managing complaints.

6 - 2	Budget Estimates 2012-13

Health Cluster

2012-13 Budget Highlights

In 2012-13, the total expenses for the Ministry of Health will be $17.3 billion.

This covers the following grants:

•	$157 million for the Cancer Institute NSW

•	$11 million for the Health Care Complaints Commission

•	$8.3 million to establish the NSW Mental Health Commission.

A New Health Funding System

In 2012-13, New South Wales will begin the transition to a new Activity Based Funding (ABF) model for public hospitals, in line with the National Health Reform Agreement (NHRA). The new funding model will:

•	provide a clearer, more transparent basis for funding and comparing hospital costs, to enhance patient-centred services

•	improve quality and efficiency within the health system, reinforcing new models of care for improved patient outcomes and better use of resources.

In 2012-13, an estimated $10 billion of NSW and Commonwealth funding will be provided for public hospital services as defined under the NHRA. This includes:

•

an estimated 1.2 million acute inpatient separations in 2012-13 – a 2.6 per cent (30,000) increase from 2011-12 – including 2,000 additional elective surgery cases on top of increased levels of elective surgery delivered in the previous year

•	an estimated 2.6 million emergency department attendances in 2012-13 – a 2 per cent (50,000) increase from 2011-12.

A further $4 million will be provided in 2012-13 under the National Partnership Agreement on Health and Hospital Workforce Reform to support the implementation of ABF.

Patient Services

Key initiatives will include spending:

•

$1 billion of capital expenditure for health sector upgrades and redevelopments, including commencing Blacktown–Mt Druitt Hospitals Expansion Stage 1, Hornsby–Ku-ring-gai Hospital Redevelopment Stage 1, Tamworth Hospital Redevelopment Stage 2, and a new South East Regional Hospital at Bega; as well as continuing work on Campbelltown, Liverpool, Nepean and Royal North Shore hospitals

•

$42 million to provide more sub-acute services including general rehabilitation, palliative care and mental health services under the third year of the National Partnership Agreement on Improving Public Hospital Services

Budget Estimates 2012-13	6 - 3

Health Cluster

•	$9.8 million on additional intensive care services for adults, children and babies, allowing an estimated 388 more patients to receive intensive care treatment

•	$7.6 million to expand radiotherapy services in rural and regional areas for patients living with cancer

•	$5 million to increase the availability of palliative care services

•	$5 million to boost pain management services

•	$3 million to improve the emergency response capacity of ambulances

•	$1.8 million to increase the statewide Involuntary Drug and Alcohol Treatment Service to help severely substance-dependent people

•	$1 million on more cochlear implants for children.

Preventive Health

Included in the $405 million expenditure on Population Health Services, key initiatives will include spending $29 million to implement the Healthy Children and Healthy Workers initiatives under the National Partnership Agreement on Preventive Health. These initiatives will promote healthy weight, healthy eating and physical activity in children and will support workplaces and workers to be healthier.

Nurses, Doctors and Allied Health Professionals

Key initiatives will include spending:

•	$64 million for approximately 500 more nurses at hospitals throughout the state

•	$10 million from Health Workforce Australia to support professional entry clinical training and to build the skills of the existing workforce

•	$4.4 million to employ more clinical nurse/midwife educators and specialists

•

$1.9 million to support the Health Professionals Workforce Plan, including expanding medical specialist training positions and the allied health workforce to better align it with health service demands.

6 - 4	Budget Estimates 2012-13

Health Cluster

Medical Research

Key initiatives will include spending:

•	$55 million on a capital grant to Westmead Millennium Institute for construction of a new medical research facility at Westmead Hospital

•	a further $5 million to bring annual support for the Medical Research Support Program to $37 million

•	$5 million for a Medical Devices Seeding Fund to encourage investment in medical devices that will lead to new treatments and diagnostic techniques

•	$3.5 million to begin implementation of a 10-year NSW Health and Medical Research Strategic Plan.

Mental Health Services

As part of the $1.4 billion expenditure on mental health services, key initiatives will include spending:

•	$30 million over three years to establish the NSW Mental Health Commission, with $8.3 million provided for its first year of operation in 2012-13

•	$16 million for additional mental health services at new and expanded mental health facilities

•	$14 million under National Partnership Agreements to improve the care and support of people living with severe mental illness.

Cancer Services

Key initiatives will include providing an additional $7.5 million to the Cancer Institute NSW to improve outcomes in cancer diagnosis, treatment, care and survival, and to promote the objectives of the NSW Cancer Plan 2011-2015.

In 2012-13, the Cancer Institute NSW will provide $28 million in research grants, an increase of $1.1 million from 2011-12.

Transparent Reporting

Key initiatives will include spending $1 million to enhance the Bureau of Health Information’s program of work to enable more reporting on patient outcomes and clinical variations, to improve patient care.

Complaints Handling

Key initiatives will include spending an additional $1.1 million to help the Health Care Complaints Commission manage complaints more efficiently.

Budget Estimates 2012-13	6 - 5

Ministry of Health

Service Group Statements

Population Health Services

Service description:	This service group covers the provision of health services targeted at broad population groups including environmental health protection, food and poisons regulation and monitoring of communicable diseases.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Two-yearly participation rate of women within breast cancer screening target group (50-69)%		53.3	51.4	53.0	50.5	51.3
Two-yearly participation rate of women within cervical cancer screening target group (20-69)%		60.3	55.6	57.0	56.5	57.0
Needles and syringes distributed	thous	9,270	9,980	10,379	10,616	11,551

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:

Total Expenses Excluding Losses	554,647	536,734	405,028

Expense Items of Interest:
Grants and subsidies
Cancer Institute NSW	149,551	147,051	—	(a)

(a)	Grants to the Cancer Institute NSW are reclassified to Cluster Grant Funding service group in 2012-13.

6 - 6	Budget Estimates 2012-13

Ministry of Health

Primary and Community Based Services

Service description:	This service group covers the provision of health services for persons attending community health centres or in the home, including health promotion activities, community based women’s health, dental, drug and alcohol and HIV/AIDS services. It also covers the provision of grants to non-government organisations for community health purposes.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Dental health non-inpatient weighted occasions of service	thous	2,614	2,735	2,871	2,804	3,015
Home nursing occasions of service	thous	380	380	380	380	380
Opioid treatment clients	no.	19,114	18,831	16,370	18,500	18,500
Withdrawal management (detoxification) people treated (a)	no.	9,583	10,048	11,500	11,500	11,500
Hospital in the Home episodes	no.	14,600	16,006	17,000	18,400	21,000

(a)	The figures have been revised due to data cleansing and re-feed processes which update and correct data provided by the Local Health Districts.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,186,912	1,188,089	1,227,573

Capital Expenditure	12,289	50,698	63,576

Aboriginal Health Services

Service description:	This service group covers the provision of supplementary health services to Aboriginal people particularly in the areas of health promotion, health education and disease prevention. This program excludes most services for Aboriginal people provided directly by Local Health Districts and other general health services that are used by all members of the community.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Antenatal visits - confinements for Aboriginal women where first antenatal visit was before 14 weeks gestation(a)%		69	71	N/A	73	75

(a)	Antenatal visits before 14 weeks are in line with the national indicator reported under the Indigenous Early Childhood National Partnership Agreement. This is a new measure which replaces the previously reported indicator of ‘before 20 weeks gestation’. The data is collected and reported by calendar year.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	97,297	96,856	100,225

Budget Estimates 2012-13	6 - 7

Ministry of Health

Outpatient Services

Service description:	This service group covers the provision of services in outpatient clinics including low level emergency care, diagnostic and pharmacy services and radiotherapy treatment.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Outpatient clinics occasions of service (a)	thous	9,000	9,200	9,400	9,400	9,600
Diagnostics occasions of service	thous	2,320	2,320	2,400	2,400	2,450

(a)	Current unit estimates are based on historical data collection methods, which under Activity Based Funding are being reviewed to align with national cost data standards.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,665,318	1,667,014	1,717,296

Capital Expenditure	117,534	48,862	186,302

Emergency Services

Service description:	This service group covers the provision of emergency road and air ambulance services and treatment of patients in emergency departments of public hospitals.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Attendances in emergency departments	thous	2,443	2,486	2,544	2,530	2,580
Attendances admitted	thous	505	504	538	529	555
Emergency road transport cases	thous	507	505	508	520	530
Emergency department weighted attendances (a)	no.	1,880	1,962	1,972	1,990	2,030

(a)	Includes emergency departments with electronic data submission only.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,767,349	1,772,931	1,836,157

Capital Expenditure	63,120	49,562	210,295

6 - 8	Budget Estimates 2012-13

Ministry of Health

Inpatient Hospital Services

Service description:	This service group covers the provision of health care to patients admitted to hospitals including elective surgery and maternity services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Acute separations:
Same day	thous	304	309	327	321	330
Overnight	thous	804	811	840	835	856
Acute weighted separations: (a)
Same day	thous	150	154	158	160	165
Overnight	thous	1,432	1,442	1,470	1,485	1,522
Average length of stay for overnight separations	days	5.1	5.1	5.1	5.1	5.1
Total bed days for acute patients	thous	4,398	4,378	4,533	4,422	4,466

(a)	The results reflect a change in the patient classifications system and the related cost weights used to measure this service. Results for all periods have been revised using the updated patient classification system and weights.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	7,728,235	7,732,300	8,239,073

Capital Expenditure	493,631	504,683	457,031

Mental Health Services

Service description:	This service group covers the provision of an integrated and comprehensive network of services by Local Health Districts and community based organisations for people seriously affected by mental illnesses and mental health problems. It also covers the development of preventative programs that meet the needs of specific client groups.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Acute mental health service overnight separations	no.	29,016	30,007	30,294	30,560	31,170
Non-acute mental health inpatient days	thous	278	319	306	325	333

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,340,004	1,340,196	1,412,212

Capital Expenditure	113,829	23,605	48,349

Budget Estimates 2012-13	6 - 9

Ministry of Health

Rehabilitation and Extended Care Services

Service description:	This service group covers the provision of appropriate health care services for persons with long-term physical and psycho-physical disabilities and for the frail-aged. It also includes the coordination of the Ministry’s services for the aged and disabled with those provided by other agencies and individuals.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Total separations to usual place of residence	no.	29,895	31,906	34,000	34,150	35,000
Total non-inpatient occasions of service	thous	3,230	3,390	3,560	3,560	3,740

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	1,265,395	1,234,466	1,323,953

Capital Expenditure	103,174	6,832	31,347

Teaching and Research

Service description:	This service group covers the provision of professional training for the needs of the NSW health system. It also includes strategic investment in research and development to improve the health and wellbeing of the people of New South Wales.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Interns	no.	679	764	824	850	905
First year resident medical officers	no.	588	645	726	726	807
Total clinical trials approved for conduct within the NSW public health system	no.	300	304	300	300	300

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	805,608	804,719	839,372

Capital Expenditure	17,417	20,692	7,558

6 - 10	Budget Estimates 2012-13

Ministry of Health

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Health cluster. This includes funding to Health Care Complaints Commission, Cancer Institute and Mental Health Commission.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Financial indicators:
Total Expenses Excluding Losses	10,181	10,181	176,782

Expense Items of Interest:
Grants and subsidies
Health Care Complaints Commission	10,181	10,181	11,485
Mental Health Commission	—	—	8,300
Cancer Institute NSW (a)	—	—	156,997

(a)	Grants to the Cancer Institute NSW are now reported under this service group in 2012-13. For comparative purposes, the grants paid to the Cancer Institute NSW in 2011-12 are $149,551,000 (Budget) and $147,051,000 (Revised).

Budget Estimates 2012-13	6 - 11

Ministry of Health

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	9,976,089	10,003,004	10,471,470
Other operating expenses	4,466,922	4,451,047	4,691,135
Depreciation and amortisation	550,138	550,138	572,122
Grants and subsidies	1,147,063	1,130,563	1,168,136
Finance costs	76,469	44,469	43,508
Other expenses	204,265	204,265	331,300

TOTAL EXPENSES EXCLUDING LOSSES	16,420,946	16,383,486	17,277,671

Revenue
Recurrent appropriation	13,097,141	13,049,803	9,192,556	(a)
Capital appropriation	703,889	487,631	807,506
Sales of goods and services	1,840,715	1,882,415	2,106,490
Investment income	96,003	89,003	86,162
Grants and contributions	418,730	442,747	4,847,781	(a)
Acceptance by Crown Entity of employee benefits and other liabilities	553,399	569,399	579,159
Other revenue	87,106	73,706	59,393

Total Revenue	16,796,983	16,594,704	17,679,047

Gain/(loss) on disposal of non current assets	—	—	(42,000)
Other gains/(losses)	(10,283)	(30,283)	(10,283)

Net Result	365,754	180,935	349,093

(a)	From 2012-13, the Commonwealth will provide National Health Reform payments of $4.3 billion which are recognised as revenue by the Ministry of Health. In previous years these were provided as Specific Purpose Payments via Consolidated Funds.

6 - 12	Budget Estimates 2012-13

Ministry of Health

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,125,145	1,239,104	1,139,104
Receivables	438,253	438,253	462,582
Other financial assets	207,451	207,451	207,451
Inventories	126,387	126,387	126,387
Assets held for sale	71,808	50,915	62,000

Total Current Assets	1,969,044	2,062,110	1,997,524

Non Current Assets
Receivables	12,459	12,459	12,459
Other financial assets	40,464	40,464	40,464
Property, plant and equipment -
Land and building	9,322,241	9,455,161	9,551,464
Plant and equipment	963,239	908,805	1,085,260
Infrastructure systems	348,028	81,509	85,087
Intangibles	264,210	254,537	306,537
Other	24,636	24,636	24,636

Total Non Current Assets	10,975,277	10,777,571	11,105,907

Total Assets	12,944,321	12,839,681	13,103,431

Liabilities
Current Liabilities
Payables	1,113,655	1,113,655	1,007,598
Borrowings at amortised cost	11,031	11,031	14,191
Provisions	1,337,735	1,418,914	1,455,509
Other	24,980	24,980	24,980

Total Current Liabilities	2,487,401	2,568,580	2,502,278

Non Current Liabilities
Borrowings at amortised cost	439,049	439,049	424,008
Provisions	9,524	9,524	9,524
Other	108,102	107,102	103,102

Total Non Current Liabilities	556,675	555,675	536,634

Total Liabilities	3,044,076	3,124,255	3,038,912

Net Assets	9,900,245	9,715,426	10,064,519

Equity
Reserves	455,032	2,369,334	2,369,334
Accumulated funds	9,445,213	7,346,092	7,695,185

Total Equity	9,900,245	9,715,426	10,064,519

Budget Estimates 2012-13	6 - 13

Ministry of Health

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	9,439,763	9,369,499	9,963,532
Grants and subsidies	1,147,063	1,130,563	1,168,136
Finance costs	76,469	44,469	43,508
Other	5,337,815	5,361,107	5,587,087

Total Payments	16,001,110	15,905,638	16,762,263

Receipts
Recurrent appropriation	13,097,141	13,049,803	9,192,556 (a)
Capital appropriation	703,889	487,631	807,506
Sale of goods and services	1,806,934	1,873,801	2,041,646
Interest	96,002	89,002	86,162
Grants and contributions	252,166	292,570	4,678,768 (a)
Other	932,844	896,057	821,049

Total Receipts	16,888,976	16,688,864	17,627,687

Net Cash Flows From Operating Activities	887,866	783,226	865,424

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	44,159	46,698	50,915
Purchases of property, plant and equipment	(850,894)	(644,507)	(934,358)
Other	(70,100)	(60,427)	(70,100)

Net Cash Flows From Investing Activities	(876,835)	(658,236)	(953,543)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	—	—	2,182
Repayment of borrowings and advances	(11,031)	(11,031)	(14,063)

Net Cash Flows From Financing Activities	(11,031)	(11,031)	(11,881)

Net Increase/(Decrease) in Cash	—	113,959	(100,000)

Opening Cash and Cash Equivalents	1,125,145	1,125,145	1,239,104

Closing Cash and Cash Equivalents	1,125,145	1,239,104	1,139,104

Cash Flow Reconciliation
Net result	365,754	180,935	349,093
Non cash items added back	550,138	550,138	572,122
Change in operating assets and liabilities	(28,026)	52,153	(55,791)

Net Cash Flows From Operating Activities	887,866	783,226	865,424

(a)	From 2012-13, the Commonwealth will provide National Health Reform payments of $4.3 billion which are recognised as revenue by the Ministry of Health. In previous years these were provided as Specific Purpose Payments via Consolidated Funds.

6 - 14	Budget Estimates 2012-13

Health Care Complaints Commission

Service Group Statements

Complaints Handling

Service description:	This service group covers the processing, assessment and resolution of health care complaints, which are dealt with through assisted resolution, facilitated conciliation or referral for investigation. Serious cases of inappropriate health care are investigated and prosecuted, and recommendations made to health organisations to address systemic health care issues.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Complaints received	no.	3,515	4,104	4,561	4,160	4,218
Complaints assessed	no.	3,512	4,073	4,525	3,995	4,200
Complaints assessed within 60 days	%	82	85	85	86	87
Complaints resolved through assisted resolution	%	77	82	80	90	80
Complaint investigations completed	no.	272	203	180	228	200
Referrals for disciplinary action or prosecution	no.	141	109	85	143	130
Disciplinary or appeal cases run	no.	97	107	100	87	100

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	10,975	10,855	11,897

Capital Expenditure	25	25	475

Budget Estimates 2012-13	6 - 15

Health Care Complaints Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	7,659	7,598	8,473
Other operating expenses	3,106	3,043	3,205
Depreciation and amortisation	210	214	219

TOTAL EXPENSES EXCLUDING LOSSES	10,975	10,855	11,897

Revenue
Sales of goods and services	2	—	—
Investment income	40	45	45
Grants and contributions	10,181	10,181	11,485
Acceptance by Crown Entity of employee benefits and other liabilities	333	36	216
Other revenue	310	425	372

Total Revenue	10,866	10,687	12,118

Net Result	(109)	(168)	221

6 - 16	Budget Estimates 2012-13

Health Care Complaints Commission

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	640	552	524
Receivables	258	258	258

Total Current Assets	898	810	782

Non Current Assets
Property, plant and equipment -
Land and building	5	4	—
Plant and equipment	99	121	422
Intangibles	136	111	70

Total Non Current Assets	240	236	492

Total Assets	1,138	1,046	1,274

Liabilities
Current Liabilities
Payables	268	268	275
Provisions	802	802	802

Total Current Liabilities	1,070	1,070	1,077

Non Current Liabilities
Provisions	20	—	—

Total Non Current Liabilities	20	—	—

Total Liabilities	1,090	1,070	1,077

Net Assets	48	(24)	197

Equity
Accumulated funds	48	(24)	197

Total Equity	48	(24)	197

Budget Estimates 2012-13	6 - 17

Health Care Complaints Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	7,430	7,686	8,250
Other	3,479	3,416	3,504

Total Payments	10,909	11,102	11,754

Receipts
Sale of goods and services	18	16	—
Interest	36	41	45
Grants and contributions	10,181	10,181	11,485
Other	639	741	671

Total Receipts	10,874	10,979	12,201

Net Cash Flows From Operating Activities	(35)	(123)	447

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(25)	(23)	(445)
Other	—	(2)	(30)

Net Cash Flows From Investing Activities	(25)	(25)	(475)

Net Increase/(Decrease) in Cash	(60)	(148)	(28)

Opening Cash and Cash Equivalents	700	700	552

Closing Cash and Cash Equivalents	640	552	524

Cash Flow Reconciliation
Net result	(109)	(168)	221
Non cash items added back	210	214	219
Change in operating assets and liabilities	(136)	(169)	7

Net Cash Flows From Operating Activities	(35)	(123)	447

6 - 18	Budget Estimates 2012-13

Mental Health Commission

Financial Statements (a)

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	—	4,231
Other operating expenses	—	—	524
Grants and subsidies	—	—	3,545

TOTAL EXPENSES EXCLUDING LOSSES	—	—	8,300

Revenue
Grants and contributions	—	—	8,300

Total Revenue	—	—	8,300

Net Result	—	—	—

(a)	The Mental Health Commission will commence operations 1 July 2012. No prior year data is available.

Budget Estimates 2012-13	6 - 19

Mental Health Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	—	—	4,231
Grants and subsidies	—	—	3,545
Other	—	—	524

Total Payments	—	—	8,300

Receipts
Grants and contributions	—	—	8,300

Total Receipts	—	—	8,300

Net Cash Flows From Operating Activities	—	—	—

6 - 20	Budget Estimates 2012-13

Cancer Institute NSW

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	23,991	24,144	24,789
Other operating expenses	31,655	29,543	33,968
Depreciation and amortisation	1,332	1,331	1,816
Grants and subsidies	99,964	99,964	100,351
Finance costs	—	31	32

TOTAL EXPENSES EXCLUDING LOSSES	156,942	155,013	160,956

Revenue
Investment income	2,333	2,751	2,800
Grants and contributions	152,159	149,659	158,489
Other revenue	833	986	850

Total Revenue	155,325	153,396	162,139

Net Result	(1,617)	(1,617)	1,183

Budget Estimates 2012-13	6 - 21

Cancer Institute NSW

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	38,935	38,644	40,062
Receivables	2,823	2,823	2,801

Total Current Assets	41,758	41,467	42,863

Non Current Assets
Property, plant and equipment -
Plant and equipment	4,082	4,082	4,292
Intangibles	3,216	3,216	2,338

Total Non Current Assets	7,298	7,298	6,630

Total Assets	49,056	48,765	49,493

Liabilities
Current Liabilities
Payables	4,893	4,893	4,820
Provisions	3,683	3,683	3,827

Total Current Liabilities	8,576	8,576	8,647

Non Current Liabilities
Provisions	530	530	530
Other	2,781	2,781	2,255

Total Non Current Liabilities	3,311	3,311	2,785

Total Liabilities	11,887	11,887	11,432

Net Assets	37,169	36,878	38,061

Equity
Accumulated funds	37,169	36,878	38,061

Total Equity	37,169	36,878	38,061

6 - 22	Budget Estimates 2012-13

Cancer Institute NSW

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	24,248	24,660	24,789
Grants and subsidies	99,964	99,964	100,351
Finance costs	—	31	32
Other	61,876	59,700	62,085

Total Payments	186,088	184,355	187,257

Receipts
Sale of goods and services	1,399	1,336	—
Interest	2,574	2,958	2,800
Grants and contributions	151,848	149,348	158,139
Other	28,131	28,285	28,884

Total Receipts	183,952	181,927	189,823

Net Cash Flows From Operating Activities	(2,136)	(2,428)	2,566

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(900)	(899)	(1,148)
Other	(1,956)	(1,956)	—

Net Cash Flows From Investing Activities	(2,856)	(2,855)	(1,148)

Net Increase/(Decrease) in Cash	(4,992)	(5,283)	1,418

Opening Cash and Cash Equivalents	43,927	43,927	38,644

Closing Cash and Cash Equivalents	38,935	38,644	40,062

Cash Flow Reconciliation
Net result	(1,617)	(1,617)	1,183
Non cash items added back	1,332	1,331	1,816
Change in operating assets and liabilities	(1,851)	(2,142)	(433)

Net Cash Flows From Operating Activities	(2,136)	(2,428)	2,566

Budget Estimates 2012-13	6 - 23

7.	Premier and Cabinet Cluster

	Expenses			Capital Expenditure
Agency	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Premier and Cabinet
Service Group
NSW 2021 Plan Leadership and Support	4.1	7.0	68.9	—	—	—
Delivery and Implementation Group	21.6	20.9	(3.1)	—	—	—
Services and Capabilities Improvement	9.6	5.7	(40.2)	—	—	—
Policy Support	27.9	38.2	36.8	0.2	2.1	>999.9
Administrative Support for Government	105.9	119.8	13.1	1.1	2.6	143.5
Communications and Advertising	5.4	5.6	4.3	—	—	—
Capacity Building, Oversight and Provision of Advice for Local Government	13.6	25.6	88.2	0.1	0.1	—
Pensioner Rebate Scheme	76.0	76.0	—	—	—	—
Companion Animals Program	6.4	6.4	—	—	—	—
Environment and Heritage, Policy and Programs	660.9	590.2	(10.7)	8.0	3.1	(61.2)
Country, Culture and Heritage	13.3	14.0	5.2	0.3	0.3	—
Parks and Wildlife	411.2	418.6	1.8	40.9	39.0	(4.6)
Scientific Services	48.7	55.0	12.9	6.5	2.9	(55.4)
Personnel Services	55.9	57.6	3.0	—	—	—
Cluster Grant Funding	228.7	228.9	0.1	—	—	—

Total	1,689.3	1,669.6	(1.2)	57.1	50.2	(12.1)

Environmental Trust
Service Group
Competitive Grants	15.1	13.6	(10.3)	—	—	—
Major Programs	60.0	61.4	2.3	—	—	—

Total	75.2	75.0	(0.2)	—	—	—

Infrastructure NSW

Total	14.2	17.6	23.7	—	—	—

Natural Resources Commission
Service Group
Natural Resources Commission	4.9	4.8	(0.9)	—	—	—

Total	4.9	4.8	(0.9)	—	—	—

Royal Botanic Gardens and Domain Trust
Service Group
Science and Public Programs	9.2	10.0	8.2	11.8	4.1	(65.5)
Botanic Gardens and Parks	33.3	36.2	8.7	4.8	14.4	199.3

Total	42.6	46.2	8.6	16.6	18.5	11.2

Barangaroo Delivery Authority

Total	53.6	45.7	(14.7)	32.0	57.0	78.4

Centennial Park and Moore Park Trust

Total	26.2	25.5	(2.7)	7.1	5.0	(29.9)

Budget Estimates 2012-13	7 - 1

Premier and Cabinet Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Environment Protection Authority
Service Group
Environment Protection and Regulation	117.2	120.9	3.1	1.3	0.2	(88.4)

Total	117.2	120.9	3.1	1.3	0.2	(88.4)

Historic Houses Trust of New South Wales

Total	26.3	25.8	(2.0)	1.0	1.0	—

Western Sydney Parklands Trust

Total	7.8	8.3	7.1	11.4	8.3	(27.7)

Department of Planning and Infrastructure
Service Group
Strategies and Land Release	71.2	56.6	(20.5)	0.9	1.3	35.6
Plan Making and Urban Renewal	47.2	64.0	35.5	2.0	4.4	115.0
Development Assessment	44.4	52.7	18.6	5.2	1.9	(64.1)
Personnel Services	33.1	33.0	(0.3)	—	—	—

Total	195.9	206.2	5.3	8.2	7.5	(8.2)

Hunter Development Corporation

Total	50.5	28.7	(43.3)	—	—	—

Luna Park Reserve Trust

Total	1.6	1.5	(5.2)	—	—	—

Minister Administering the Environmental Planning and Assessment Act

Total	70.8	86.3	22.0	88.0	75.0	(14.8)

Sydney Metropolitan Development Authority

Total	30.9	25.0	(19.2)	3.6	4.0	11.0

Audit Office of New South Wales

Total	41.2	42.2	2.4	5.1	5.7	11.2

Independent Commission Against Corruption
Service Group
Corruption Investigation, Prevention, Research and Education	23.5	23.0	(2.4)	7.1	2.4	(66.0)

Total	23.5	23.0	(2.4)	7.1	2.4	(66.0)

Independent Pricing and Regulatory Tribunal
Service Group
Utilities Pricing, Regulation and Analysis and Policy Work	23.2	26.0	12.4	0.2	0.2	—

Total	23.2	26.0	12.4	0.2	0.2	—

7 - 2	Budget Estimates 2012-13

Premier and Cabinet Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

New South Wales Electoral Commission
Service Group
Conduct and Management of Elections	81.8	58.9	(28.0)	1.8	4.2	138.1

Total	81.8	58.9	(28.0)	1.8	4.2	138.1

Ombudsman’s Office

Service Group
Complaint Resolution, Investigation, Oversight and Scrutiny	25.5	26.3	2.8	0.2	0.3	34.2

Total	25.5	26.3	2.8	0.2	0.3	34.2

Police Integrity Commission
Service Group
Investigations, Research and Complaint Management	20.5	20.3	(0.8)	1.8	1.8	—

Total	20.5	20.3	(0.8)	1.8	1.8	—

Public Service Commission
Service Group
Services and Capabilities Improvement	28.2	31.5	11.6	3.3	1.8	(47.1)

Total	28.2	31.5	11.6	3.3	1.8	(47.1)

Budget Estimates 2012-13	7 - 3

Premier and Cabinet Cluster

Introduction

This cluster works for the people of New South Wales by supporting the Premier and Cabinet, driving government objectives under NSW 2021, coordinating policy and services across the whole-of-government and enabling effective stewardship of the public service.

The cluster encompasses the Environment and Heritage portfolio, which develops policy and ensures effective environmental management and regulation throughout the state. The cluster also oversees investment in infrastructure and coordinates ‘independent accountability organisations’ such as the Ombudsman’s Office and the Independent Commission Against Corruption.

The Premier and Cabinet cluster is the lead for achieving the following NSW 2021 goals.

•	Protect our natural environment.

•	Restore trust in state and local government as a service provider.

•	Involve the community in decision-making on government policy, services and projects.

•	Improve government transparency by increasing access to government information.

•	Invest in critical infrastructure.

It is also the co-lead for the NSW 2021 goal to increase opportunities for people to look after their own neighbourhoods and environments.

As the lead cluster in the NSW public sector, the Premier and Cabinet cluster:

•	provides strategic policy advice on state and national issues to guide decision-making

•	leads the Government’s agenda for change in New South Wales

•	coordinates and leads departments to deliver key community programs

•	manages machinery-of-government issues

•	takes a lead in national policy and intergovernmental relations

•	coordinates government services in rural and regional communities

•	drives the government-wide achievement of NSW 2021 goals

•	contributes to an efficient, customer-focused public sector

•	facilitates private sector partnerships and investment

•	provides independent advice to help the Government identify – and prioritise the delivery of – critical public infrastructure across the state

•	facilitates a whole-of-government approach to run major events and organise official events such as ceremonial occasions, State and official receptions and Head of Mission visits.

7 - 4	Budget Estimates 2012-13

Premier and Cabinet Cluster

Services

The cluster’s key services are:

•	supporting and coordinating the delivery of Government priorities identified in NSW 2021

•	coordinating significant infrastructure and investment projects to support economic development

•	supporting the Cabinet process and the Premier’s participation in meetings of the Council of Australian Governments

•	coordinating the activities of NSW Government agencies to ensure they are aligned at a regional level

•	drafting and publishing legislation

•	providing ministerial support

•	using a whole-of-government approach for special events, which includes supporting the Governor, Premier and Ministers

•	undertaking a series of targeted red tape reduction reviews in conjunction with the Independent Pricing and Regulatory Tribunal

•	applying the 20-year State Infrastructure Strategy to assess the State’s infrastructure needs and priorities to 2031

•	monitoring and reviewing major capital projects worth over $100 million through Infrastructure NSW, in partnership with NSW Treasury

•	coordinating infrastructure funding submissions to Infrastructure Australia

•	implementing policy and regulatory programs to protect the environment and respond to pollution and emergency incidents

•	implementing policy and regulatory programs to reduce waste, increase recycling and tackle illegal dumping and littering

•	supporting the Heritage Council, including recommending items for the State Heritage Register and helping councils protect local heritage

•	working with Aboriginal communities, private and public landowners, local councils and Catchment Management Authorities to protect and conserve Aboriginal heritage

•	analysing, monitoring, evaluating, reporting on and providing the community with information on natural resources, the environment, urban sustainability and adaptation to the impacts of climate change

•	delivering programs for biodiversity, native vegetation, environmental and water management and landscape conservation, including private land conservation programs such as the Biobanking Scheme

•	managing a comprehensive system of protected areas and providing opportunities for people to visit and enjoy national parks and reserves

Budget Estimates 2012-13	7 - 5

Premier and Cabinet Cluster

•	carrying out botanical research, managing scientific collections, displaying horticultural collections and running public programs

•	managing and enhancing urban parklands, gardens and historic places, which includes providing community and sporting facilities, venues for commercial operators and education and visitor programs

•	delivering the foreshore urban renewal project at Barangaroo

•

funding community groups, schools, Aboriginal organisations, industry, research bodies, and state and local government agencies to undertake restoration, rehabilitation, education, research and urban sustainability initiatives

•	addressing key environmental initiatives, including acquiring land for national parks and promoting waste management and resource recovery

•

advising the Government on strategic and technical natural resource management issues, as well as developing standards and targets, undertaking independent reviews, reporting on progress and recommending improvements

•	overseeing local government programs, resources and policies, including for capacity building, and administering pensioner rebates

•	managing the State’s heritage properties (of historical, natural and cultural significance), natural resources, gardens and parklands

•	overseeing and advising on local government practices and finances, which includes administering specific schemes and registers.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•

$368 million on programs funded through the Climate Change Fund, including $220 million for the Solar Bonus Scheme reimbursement program, $53 million for programs focused on energy efficiency and water savings, and $49 million for clean energy supply programs

•	$121 million to support a modern, independent NSW Environment Protection Authority to ensure public health and safety and protect the broader environment

•	$71 million to manage pest animals and weeds and improve fire management in national parks

•	$46 million to manage and make accessible botanic gardens, and to research plant diversity, cultivation and pathology

•	$28 million to maintain essential infrastructure for the NSW reserve system

•	$26 million for the Centennial Parklands and Moore Park Trust to provide venues and services

7 - 6	Budget Estimates 2012-13

Premier and Cabinet Cluster

•	$25 million for the Historic Houses Trust to conserve and manage heritage properties and conduct education and public programs

•	$19 million to help local councils prepare and implement coastal, floodplain and estuary management plans

•

$18 million for Infrastructure NSW to finalise the State Infrastructure Strategy and five-year infrastructure plans, implement an integrated reporting system for capital projects worth over $100 million and manage the tender process for the redevelopment of the Sydney International Convention, Exhibition and Entertainment Precinct at Darling Harbour

•	$17 million in payments to the Zoological Parks Board of New South Wales

•	$8.3 million to improve public access and enhance biodiversity within the Western Sydney Parklands

•	$7.5 million to conserve heritage assets

•	$4.8 million for the Natural Resources Commission to advise the Government on strategic and technical natural resource management issues.

The cluster’s capital expenditure in 2012-13 will include:

•	$57 million to construct Headland Park at Barangaroo

•	$21 million to construct and restore exhibits at the Taronga and Western Plains zoos

•	$11 million to construct the PlantBank research, conservation and education facility

•	$8.3 million on parkland, streetscape, public domain and other infrastructure works for the Western Sydney Parklands Trust

•	$6.2 million to buy land for parks across New South Wales

•	$5.2 million to manage river red gum parks in the Riverina - Murray Region.

Budget Estimates 2012-13	7 - 7

Department of Premier and Cabinet

Service Group Statements

NSW 2021 Plan Leadership and Support

Service description:	This service group covers the provision of leadership and support in implementing the NSW 2021 Plan. Services include working with government agencies to support the development of quality performance systems and robust measures, analysing achievement of targets and identifying strategies to address performance priorities.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

NSW 2021 measures under development (a)%		N/A	N/A	N/A	42	21

(a)	This refers to NSW 2021 indicators where the measure or baseline has not been defined, the data source has not been developed or there is no trend data. This figure will decrease over time as measures are developed and data becomes available.

	—2011-12—		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	4,137	6,865	6,988

Delivery and Implementation Group

Service description:	This service group covers coordinating activities and implementing reforms to ensure that the Government’s priorities are delivered across the state. This includes delivery of NSW 2021 outcomes across rural and regional New South Wales, and facilitation of major public and private sector projects that can contribute to economic and employment growth.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Unsolicited private sector proposals that reach Stage 1 of the assessment within 90 Days (a)%		N/A	N/A	N/A	100	100
Actions in the Regional Action Plans that meet required milestones (b)%		N/A	N/A	N/A	N/A	100
Trust Accounts assessed by the Aboriginal Trust Fund Repayment Scheme (c)	no.	578	3,832	n.a.	618	N/A

(a)	This measure commenced reporting in 2011-12.
(b)	This measure will commence reporting in 2012-13.
(c)	The assessment of Trust Accounts has ceased from 2011-12.

	—2011-12—		2012-13 Budget
	Budget	Revised
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	21,583	34,283	20,914

7 - 8	Budget Estimates 2012-13

Department of Premier and Cabinet

Services and Capabilities Improvement

Service description:	This service group covers the enhancement of public policy and service delivery performance. It involves working with public sector agencies to develop specific policy, service delivery, regulatory reform and red tape reduction initiatives, as well as developing sector-wide governance and management improvement strategies.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Policy, service delivery and performance projects (a)	no.	N/A	N/A	N/A	21	18

(a)	This service measure has been changed to reflect a broader range of the sector wide performance improvement activities.

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	9,576	5,865	5,731

Policy Support

Service description:	This service group covers the provision of integrated sector-wide policy advice, counsel and legislative support services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Executive Council meetings supported	no.	52	58	49	49	52
Legislative website visits (a)	mill	172.6	176.7	150.0	130.0	175.0

(a)	The method for reporting website visits has changed and is now based on site hits. The figures for previous years have been amended to provide a point of comparison.

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	27,931	35,185	38,223

Capital Expenditure	188	168	2,116

Budget Estimates 2012-13	7 - 9

Department of Premier and Cabinet

Administrative Support for Government

Service description:	This service group covers a range of administrative and coordination functions to support the Governor, Premier, Executive Government, Cabinet and Remuneration Tribunals. It includes managing state protocol, coordinating special events, providing logistic and information services, supporting special inquiries, and delivering corporate governance and support services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Protocol and official hospitality events organised (a)	no.	130	107	130	118	130
Ministers’ offices supported (b)	no.	23	23	23	22	22
Appointments to Government boards and committees	no.	1,284	1,175	1,500	1,700	1,500

(a)	The figure for 2011-12 Forecast has been corrected from 682.
(b)	The number of offices supported was reduced by one following the April 2011 State election.

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	105,919	121,990	119,825

Capital Expenditure	1,050	1,357	2,557

Communications and Advertising

Service description:	This service group covers the policy and central administration of Government advertising and online publishing. It manages whole-of-government Master Media contracts and the approval process for proposed Government advertising activity and publishes the Government’s website and Government Gazette.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Savings to government achieved through centralised media contracts compared to market media rates (a)%		38	41	40	39	35

(a)	Savings represent a percentage saving against total expenditure. The figures for 2009-10 Actual and 2011-12 Forecast have been corrected from 66 and 50 respectively.

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	5,400	5,566	5,634

7 - 10	Budget Estimates 2012-13

Department of Premier and Cabinet

Capacity Building, Oversight and Provision of Advice for Local Government

Service description:	This service group covers programs, resources, policy, guidelines and information provided to strengthen the capacity of local government to meet community needs.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Promoting Better Practice
Program reviews undertaken	no.	12	11	12	13	16

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	13,595	13,294	25,582

Capital Expenditure	145	145	145

Pensioner Rebate Scheme

Service description:	This service group covers the Pensioner Rebate Scheme, which provides rebates to local councils of up to 55 per cent of eligible pensioner council rates.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Rebate claims processed	no.	161	158	158	155	158

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	76,000	76,362	76,000

Companion Animals Program

Service description:	This service group covers the Companion Animals Program. The program regulates the ownership, care and management of companion animals by maintaining a record of registered cats and dogs and promoting the care and management of companion animals.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Companion Animal registrations	no.	106,414	104,672	106,000	106,000	106,000

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	6,437	6,437	6,361

Budget Estimates 2012-13	7 - 11

Department of Premier and Cabinet

Environment and Heritage, Policy and Programs

Service description:	This service group covers the State’s delivery of policy and programs for water and energy efficiency, sustainability, native vegetation, biodiversity, environment protection, environmental water management, floodplain management and coastal protection. It develops and manages private land conservation programs, such as the Biobanking Scheme. The service group also identifies and assesses heritage items in New South Wales.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Home Saver Rebates under the Climate Change Fund: (a)
Hot water systems	no.	90,262	29,565	7,836	7,836	N/A
Rainwater tanks	no.	13,311	8,475	4,448	4,448	N/A
Hot water circulators	no.	N/A	14	6	13	N/A
Dual-flush toilets	no.	1,095	14,734	1,787	5,611	N/A
Visits to NSW environmental websites	thous	3,247	3,989	4,320	4,500	4,600
Requests handled by NSW environmental information centre	no.	306,942	231,317	260,000	240,000	250,000
Rural floodplain, coastal and estuary management plans completed (cumulative)	no.	110	115	124	125	127
Agreements for private land in New South Wales to be managed by landholders for conservation outcomes (including wildlife refuges and voluntary conservation) (cumulative)	no.	927	972	990	1,010	1,020
Heritage development applications permits processed annually	no.	672	897	720	833	865
Items included on the State
Heritage Register	no.	26	31	20	27	20
Local Environment Plans with heritage schedules	%	91	92	100	92	95

(a)	The Home Saver Rebates program closed in 2010-11, but will be completed in 2011-12.

	—2011-12—		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	660,878	456,321	590,201

Capital Expenditure	8,010	7,959	3,104

7 - 12	Budget Estimates 2012-13

Department of Premier and Cabinet

Country, Culture and Heritage

Service description:	This service group works with government, Aboriginal communities and private and public landholders to manage and conserve Aboriginal cultural heritage. It develops policies, strategies, programs and systems that support Aboriginal participation in the management of their traditional lands, waters and natural resources. The service group also provides technical services for the conservation of cultural heritage within parks, reserves and botanic gardens, and administers the statutory Aboriginal Cultural Heritage Advisory Committee and the Aboriginal Heritage Information Management System.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Aboriginal places declared (cumulative)	no.	70	71	86	86	96
Environment/heritage projects undertaken with Aboriginal communities	no.	36	53	15	25	15
Repatriation to Aboriginal communities of Aboriginal remains and collections of cultural material:
Held under the National Parks & Wildlife Act 1974 (NPW Act)	no.	65	8	10	10	10
Held other than under the NPW Act (a)	no.	4	26	15	15	15

(a)	This indicator refers to items collected before 1970. Many of these are held in museums and universities in Australia and internationally. All other items collected after 1970 are held under the provision of the NPW Act.

	—2011-12—		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	13,268	12,995	13,964

Capital Expenditure	321	353	327

Budget Estimates 2012-13	7 - 13

Department of Premier and Cabinet

Parks and Wildlife

Service description:	This service group is responsible for managing land within the protected area reserve system to conserve native plants, animals, ecosystems and significant cultural values. It provides opportunities for people to access and enjoy a wide variety of landscapes and unique visitor experiences across the State. The service group controls pests and weeds, supresses and manages fires, and manages Aboriginal and historic heritage sites. It partners with Aboriginal communities and other members of the broader community in delivering conservation outcomes. It also protects and manages native wildlife by providing information, education and a regulatory system that includes licensing.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Area of reserves covered by:
Plan management	000 ha	5,066	5,490	5,550	5,800	5,900
Fire management strategy	000 ha	6,704	6,928	7,095	6,990	7,055
Regional pest management strategy	000 ha	6,764	7,078	7,095	7,097	7,155
Hazard reduction treatments in parks and reserves: (a)
Number	no.	567	669	800	750	800
hectare	ha	95,673	58,092	135,000	40,000	135,000
Participation in Discovery community education programs:
Participants	no.	218,009	290,561	296,402	293,467	296,402
Satisfied	%	98	98	98	98	98

(a)	The revised forecast for 2011-12 is dependent on weather conditions.

	—2011-12—		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	411,201	418,953	418,608

Capital Expenditure	40,894	50,954	39,023

7 - 14	Budget Estimates 2012-13

Department of Premier and Cabinet

Scientific Services

Service description:	This service group provides scientific advice, research, monitoring, analysis and reporting on a range of climate change, natural resource, environmental and pollution matters. It manages, interprets and communicates environmental information to underpin regulatory and planning processes, and to inform internal and external decision making. It also provides laboratory and analytical services to support environmental protection, conservation and natural resource programs, and emergency services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Time valid air quality data available from NSW government monitoring network	%	92	94	95	95	95
Ecotoxicological tests undertaken to inform NSW Government responses to impacts of chemicals on plants and animals	no.	223	427	250	250	250
Chemical tests undertaken to inform pollution investigations and air and water monitoring/research	no.	51,430	71,000	50,000	90,000	50,000

	—2011-12—		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	48,741	52,751	55,043

Capital Expenditure	6,472	6,471	2,889

Personnel Services

Service description:	This service group covers providing personnel services to selected agencies. Personnel services are provided to the Centennial Park and Moore Park Trust, Historic Houses Trust of New South Wales, Lord Howe Island Board, Parramatta Park Trust, Royal Botanic Gardens and Domain Trust and Western Sydney Parklands Trust.

	—2011-12—		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	55,908	55,908	57,592

Budget Estimates 2012-13	7 - 15

Department of Premier and Cabinet

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Premier and Cabinet cluster including Environment Protection Authority, Environmental Trust, Infrastructure NSW, Natural Resources Commission and Royal Botanic Gardens and Domain Trust.

	—2011-12—		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:

Total Expenses Excluding Losses	228,736	210,081	228,922

Expense Items of Interest:
Grants and Subsidies
Environment Protection Authority	101,954	101,954	104,957
Environmental Trust	72,221	59,465	71,792
Royal Botanic Gardens and Domain Trust	35,598	29,699	37,342
Infrastructure NSW	14,213	14,213	10,118
Natural Resources Commission	4,750	4,750	4,713

7 - 16	Budget Estimates 2012-13

Department of Premier and Cabinet

Financial Statements

Operating Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000
Expenses Excluding Losses
Operating Expenses -
Employee related	489,864	493,000	486,701
Other operating expenses	269,510	299,938	325,058
Depreciation and amortisation	89,960	90,018	94,339
Grants and subsidies	827,128	622,443	743,348
Finance costs	9,655	4,264	16,859
Other expenses	3,193	3,193	3,283

TOTAL EXPENSES EXCLUDING LOSSES	1,689,310	1,512,856	1,669,588

Revenue
Recurrent appropriation	922,868	914,649	943,515
Capital appropriation	37,437	37,831	39,385
Sales of goods and services	111,658	111,957	111,532
Investment income	7,186	16,511	5,898
Retained taxes, fees and fines	9,185	9,185	9,169
Grants and contributions	269,844	263,789	381,332
Acceptance by Crown Entity of employee benefits and other liabilities	37,545	29,748	30,986
Other revenue	36,553	33,779	32,965

Total Revenue	1,432,276	1,417,449	1,554,782

Gain/(loss) on disposal of non current assets	(840)	(721)	(840)
Other gains/(losses)	(100)	(100)	(100)

Net Result	(257,974)	(96,228)	(115,746)

Budget Estimates 2012-13	7 - 17

Department of Premier and Cabinet

Balance Sheet

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Assets
Current Assets
Cash assets	137,609	105,380	125,782
Receivables	60,756	60,756	58,631
Other financial assets	45	45	45
Inventories	737	737	736
Other	658	658	600

Total Current Assets	199,805	167,576	185,794

Non Current Assets
Receivables	61	61	61
Property, plant and equipment -
Land and building	2,150,266	2,184,022	2,166,890
Plant and equipment	97,563	88,771	83,247
Infrastructure systems	1,033,343	1,023,343	1,001,610
Intangibles	183,671	178,884	177,967

Total Non Current Assets	3,464,904	3,475,081	3,429,775

Total Assets	3,664,709	3,642,657	3,615,569

Liabilities
Current Liabilities
Payables	54,457	54,457	56,668
Provisions	70,720	70,720	66,738
Other	1,854	1,854	3,060

Total Current Liabilities	127,031	127,031	126,466

Non Current Liabilities
Borrowings at amortised cost	289,037	103,941	168,053
Provisions	17,269	17,227	37,117
Other	5,094	5,094	10,315

Total Non Current Liabilities	311,400	126,262	215,485

Total Liabilities	438,431	253,293	341,951

Net Assets	3,226,278	3,389,364	3,273,618

Equity
Reserves	1,543,178	1,553,308	1,553,308
Accumulated funds	1,683,100	1,836,056	1,720,310

Total Equity	3,226,278	3,389,364	3,273,618

7 - 18	Budget Estimates 2012-13

Department of Premier and Cabinet

Cash Flow Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Employee related	432,717	443,692	455,755
Grants and subsidies	827,128	622,443	743,348
Finance costs	2,980	2,980	3,298
Other	418,603	463,758	332,396

Total Payments	1,681,428	1,532,873	1,534,797

Receipts
Recurrent appropriation	922,868	914,649	943,515
Capital appropriation	37,437	37,831	39,385
Sale of goods and services	108,760	109,059	131,856
Interest	9,067	18,392	5,898
Retained taxes, fees and fines	(1,007)	(1,007)	—
Grants and contributions	219,721	215,499	321,652
Other	112,381	107,510	111,508

Total Receipts	1,409,227	1,401,933	1,553,814

Net Cash Flows From Operating Activities	(272,201)	(130,940)	19,017

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	996	2,497	995
Purchases of property, plant and equipment	(48,347)	(56,655)	(45,045)
Other	(29,402)	(14,548)	(5,116)

Net Cash Flows From Investing Activities	(76,753)	(68,706)	(49,166)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	217,207	30,827	51,220
Repayment of borrowings and advances	(624)	(4,710)	(669)

Net Cash Flows From Financing Activities	216,583	26,117	50,551

Net Increase/(Decrease) in Cash	(132,371)	(173,529)	20,402

Opening Cash and Cash Equivalents	269,980	278,909	105,380

Closing Cash and Cash Equivalents	137,609	105,380	125,782

Cash Flow Reconciliation
Net result	(257,974)	(96,228)	(115,746)
Non cash items added back	95,935	90,602	107,193
Change in operating assets and liabilities	(110,162)	(125,314)	27,570

Net Cash Flows From Operating Activities	(272,201)	(130,940)	19,017

Budget Estimates 2012-13	7 - 19

Environmental Trust

Service Group Statements

Competitive Grants

Service description:	This service group covers grant funding to community groups, schools, Aboriginal organisations, industry, research bodies, and state and local government agencies to undertake restoration and rehabilitation, education, research and urban sustainability initiatives.

	Units		2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Grants awarded		no.	179	199	163	163	172
Funding provided	$	m	25.4	27.2	14.2	15.2	12.6

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	15,130	16,337	13,578

Major Programs

Service description:	This service group covers grant funding to government agencies for programs addressing key environmental initiatives and government priorities.

	Units		2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast
Service measures:

Grants awarded		no.	17	28	33	30	28
Funding provided	$	m	52.1	61.4	59.1	45.6	60.5

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	60,025	46,702	61,418

7 - 20	Budget Estimates 2012-13

Environmental Trust

Financial Statements

Operating Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	1,850	2,240	1,857
Grants and subsidies	73,305	60,799	73,139

TOTAL EXPENSES EXCLUDING LOSSES	75,155	63,039	74,996

Revenue
Investment income	1,173	1,343	1,173
Grants and contributions	72,221	59,465	71,792
Other revenue	380	850	1,350

Total Revenue	73,774	61,658	74,315

Net Result	(1,381)	(1,381)	(681)

Budget Estimates 2012-13	7 - 21

Environmental Trust

Balance Sheet

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Assets
Current Assets
Cash assets	17,117	17,117	16,436
Receivables	1,947	1,947	1,947

Total Current Assets	19,064	19,064	18,383

Total Assets	19,064	19,064	18,383

Liabilities
Current Liabilities
Payables	2,448	2,448	2,448

Total Current Liabilities	2,448	2,448	2,448

Total Liabilities	2,448	2,448	2,448

Net Assets	16,616	16,616	15,935

Equity
Accumulated funds	16,616	16,616	15,935

Total Equity	16,616	16,616	15,935

7 - 22	Budget Estimates 2012-13

Environmental Trust

Cash Flow Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	73,305	60,799	73,139
Other	11,245	11,635	2,107

Total Payments	84,550	72,434	75,246

Receipts
Interest	1,093	1,263	1,173
Grants and contributions	72,221	59,465	71,792
Cash transfers to the Consolidated Fund	(470)	(470)	—
Other	369	839	1,600

Total Receipts	73,213	61,097	74,565

Net Cash Flows From Operating Activities	(11,337)	(11,337)	(681)

Net Increase/(Decrease) in Cash	(11,337)	(11,337)	(681)

Opening Cash and Cash Equivalents	28,454	28,454	17,117

Closing Cash and Cash Equivalents	17,117	17,117	16,436

Cash Flow Reconciliation
Net result	(1,381)	(1,381)	(681)
Change in operating assets and liabilities	(9,956)	(9,956)	—

Net Cash Flows From Operating Activities	(11,337)	(11,337)	(681)

Budget Estimates 2012-13	7 - 23

Infrastructure NSW

Financial Statements

Operating Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000
Expenses Excluding Losses
Operating Expenses -
Employee related	4,455	3,175	4,506
Other operating expenses	9,758	15,709	13,121
Other expenses	—	—	(50)

TOTAL EXPENSES EXCLUDING LOSSES	14,213	18,884	17,577

Revenue
Sales of goods and services	—	7,984	7,459
Grants and contributions	14,213	10,900	10,118

Total Revenue	14,213	18,884	17,577

Net Result	—	—	—

7 - 24	Budget Estimates 2012-13

Infrastructure NSW

Cash Flow Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Employee related	4,455	3,175	4,506
Other	9,758	15,709	13,071

Total Payments	14,213	18,884	17,577

Receipts
Sale of goods and services	—	7,984	7,459
Grants and contributions	14,213	10,900	10,118

Total Receipts	14,213	18,884	17,577

Net Cash Flows From Operating Activities	—	—	—

Budget Estimates 2012-13	7 - 25

Natural Resources Commission

Service Group Statements

Natural Resources Commission

Service description:	This service group covers provision of independent advice to the NSW Government on natural resource management (NRM) issues which enables NRM decisions to be based on sound science and best practice management and ensures decisions are made in the environmental, social and economic interests of the State.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Reviews and audits of the Catchment Action Plans and CMAs	no.	6	4	5	4	12
Reviews of the Standard and recommendations to facilitate wider adoption	no.	2	5	5	6	3

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	4,873	4,873	4,830

7 - 26	Budget Estimates 2012-13

Natural Resources Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000
Expenses Excluding Losses
Operating Expenses -
Employee related	2,550	2,550	3,230
Other operating expenses	2,223	2,223	1,509
Depreciation and amortisation	100	100	91

TOTAL EXPENSES EXCLUDING LOSSES	4,873	4,873	4,830

Revenue
Investment income	25	25	26
Grants and contributions	4,750	4,750	4,713
Acceptance by Crown Entity of employee benefits and other liabilities	60	60	37

Total Revenue	4,835	4,835	4,776

Net Result	(38)	(38)	(54)

Budget Estimates 2012-13	7 - 27

Natural Resources Commission

Balance Sheet

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Assets
Current Assets
Cash assets	42	4	40
Receivables	227	227	227

Total Current Assets	269	231	267

Non Current Assets
Property, plant and equipment -
Plant and equipment	91	91	—
Intangibles	3	3	3

Total Non Current Assets	94	94	3

Total Assets	363	325	270

Liabilities
Current Liabilities
Payables	121	184	183
Provisions	160	97	97
Other	2	2	2

Total Current Liabilities	283	283	282

Non Current Liabilities
Provisions	1	1	1
Other	64	64	64

Total Non Current Liabilities	65	65	65

Total Liabilities	348	348	347

Net Assets	15	(23)	(77)

Equity
Accumulated funds	15	(23)	(77)

Total Equity	15	(23)	(77)

7 - 28	Budget Estimates 2012-13

Natural Resources Commission

Cash Flow Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Cash Flows From Operating Activities
Payments
Employee related	2,485	2,548	3,192
Other	2,451	2,388	1,511

Total Payments	4,936	4,936	4,703

Receipts
Interest	4	4	26
Grants and contributions	4,750	4,750	4,713
Cash transfers to the Consolidated Fund	(194)	(232)	—
Other	(34)	(34)	—

Total Receipts	4,526	4,488	4,739

Net Cash Flows From Operating Activities	(410)	(448)	36

Net Increase/(Decrease) in Cash	(410)	(448)	36

Opening Cash and Cash Equivalents	452	452	4

Closing Cash and Cash Equivalents	42	4	40

Cash Flow Reconciliation
Net result	(38)	(38)	(54)
Non cash items added back	100	100	91
Change in operating assets and liabilities	(472)	(510)	(1)

Net Cash Flows From Operating Activities	(410)	(448)	36

Budget Estimates 2012-13	7 - 29

Royal Botanic Gardens and Domain Trust

Service Group Statements

Science and Public Programs

Service description:	This service group covers researching plant diversity cultivation and pathology; informing and contributing to policies relating to flora, vegetation and biodiversity; enhancing and maintaining the State collection of preserved plants and the NSW Seedbank; designing and delivering plant-related programs for specific visitor and outreach groups; and delivering volunteer programs to support Trust objectives.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Research projects funded by external grants	no.	19	21	25	27	28
Total participants in school and public education programs	no.	75,964	80,711	82,000	80,000	80,500
Proportion of education program participants in Aboriginal programs	%	7.0	6.2	7.3	7.5	8.0
Trust articles in peer-reviewed scientific publications, articles and presentations for scientific and general audiences	no.	152	122	165	140	165

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	9,216	9,672	9,976

Capital Expenditure	11,817	2,322	4,073

7 - 30	Budget Estimates 2012-13

Royal Botanic Gardens and Domain Trust

Botanic Gardens and Parks

Service description:	This service group covers managing, making accessible and interpreting the landscapes and living collections of plants in the botanic gardens; maintaining conservation collections; conserving and interpreting the Aboriginal and cultural heritage of the botanic gardens; and making Trust sites available for community events, commercial events, sport and recreational events.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Visitors to Trust estates satisfied with facilities, services and programs	%	94	97	95	95	95
Total water use for irrigation from non-potable sources at the Australian Botanic Garden, Mount Annan	%	61	60	60	50	65
Reduction in use of potable water at the Royal Botanic Gardens, Sydney since base year 2001-02 (a)%		27.5	52.8	50.0	80.0	50.0

(a)	Total water usage was lower than average in 2011-12 due to plentiful rainfall over summer. The proportion of non-potable water used was therefore greater.

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Financial indicators:
Total Expenses Excluding Losses	33,349	35,104	36,239

Capital Expenditure	4,825	8,229	14,441

Budget Estimates 2012-13	7 - 31

Royal Botanic Gardens and Domain Trust

Financial Statements

Operating Statement

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	37,322	37,761	38,268
Depreciation and amortisation	5,191	6,963	7,897
Grants and subsidies	52	52	50

TOTAL EXPENSES EXCLUDING LOSSES	42,565	44,776	46,215

Revenue
Sales of goods and services	11,821	12,130	12,137
Investment income	122	160	150
Retained taxes, fees and fines	1,200	1,200	1,200
Grants and contributions	40,578	34,499	42,685
Other revenue	451	715	660

Total Revenue	54,172	48,704	56,832

Gain/(loss) on disposal of non current assets	—	(150)	—

Net Result	11,607	3,778	10,617

7 - 32	Budget Estimates 2012-13

Royal Botanic Gardens and Domain Trust

Balance Sheet

	——2011-12——		2012-13 Budget $000
	Budget $000	Revised $000

Assets
Current Assets
Cash assets	2,777	2,823	2,823
Receivables	809	809	809
Inventories	216	216	216

Total Current Assets	3,802	3,848	3,848

Non Current Assets
Property, plant and equipment -
Land and building	257,277	250,216	259,943
Plant and equipment	45,260	44,909	44,588
Infrastructure systems	54,994	54,776	55,987

Total Non Current Assets	357,531	349,901	360,518

Total Assets	361,333	353,749	364,366

Liabilities
Current Liabilities
Payables	1,742	1,664	1,664
Provisions	2,283	2,283	2,283
Other	172	250	250

Total Current Liabilities	4,197	4,197	4,197

Non Current Liabilities
Other	24	24	24

Total Non Current Liabilities	24	24	24

Total Liabilities	4,221	4,221	4,221

Net Assets	357,112	349,528	360,145

Equity
Reserves	189,238	189,483	189,483
Accumulated funds	167,874	160,045	170,662

Total Equity	357,112	349,528	360,145

Budget Estimates 2012-13	7 - 33

Royal Botanic Gardens and Domain Trust

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	17	17	—
Grants and subsidies	52	52	50
Other	35,439	35,971	36,508

Total Payments	35,508	36,040	36,558

Receipts
Sale of goods and services	11,762	12,149	12,137
Interest	122	160	150
Grants and contributions	36,278	30,329	37,815
Other	4,272	4,243	4,970

Total Receipts	52,434	46,881	55,072

Net Cash Flows From Operating Activities	16,926	10,841	18,514

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	40	—
Purchases of property, plant and equipment	(16,642)	(10,551)	(18,514)

Net Cash Flows From Investing Activities	(16,642)	(10,511)	(18,514)

Net Increase/(Decrease) in Cash	284	330	—

Opening Cash and Cash Equivalents	2,493	2,493	2,823

Closing Cash and Cash Equivalents	2,777	2,823	2,823

Cash Flow Reconciliation
Net result	11,607	3,778	10,617
Non cash items added back	5,191	6,788	7,897
Change in operating assets and liabilities	128	275	—

Net Cash Flows From Operating Activities	16,926	10,841	18,514

7 - 34	Budget Estimates 2012-13

Barangaroo Delivery Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	7,302	6,506	7,720
Other operating expenses	8,052	8,670	7,615
Depreciation and amortisation	349	530	345
Grants and subsidies	30,285	18,533	20,000
Finance costs	7,654	5,121	10,064

TOTAL EXPENSES EXCLUDING LOSSES	53,642	39,360	45,744	(a)

Revenue
Investment income	2,517	930	—
Grants and contributions	58,078	29,078	66,279
Other revenue	—	628	—

Total Revenue	60,595	30,636	66,279

Gain/(loss) on disposal of non current assets	136,855	—	—

Net Result	143,808	(8,724)	20,535

(a)	The decrease from the 2011-12 Budget is due to expenses being deferred to align with the development of Barangaroo South, which is delayed due to the Barangaroo review.

Budget Estimates 2012-13	7 - 35

Barangaroo Delivery Authority

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	100	100	218
Receivables	51,832	152	37,725
Assets held for sale	—	163,986	32,316

Total Current Assets	51,932	164,238	70,259

Non Current Assets
Receivables	69,012	29,078	75,641
Investment properties	261,247	—	—
Property, plant and equipment -
Land and building	54,345	166,041	133,725
Plant and equipment	803	1,076	731
Infrastructure systems	54,947	33,892	90,892

Total Non Current Assets	440,354	230,087	300,989

Total Assets	492,286	394,325	371,248

Liabilities
Current Liabilities
Payables	9,005	4,453	2,779
Borrowings at amortised cost	34,790	—	104,714
Provisions	50,800	72,270	43,330
Other	22,746	74,732	10,000

Total Current Liabilities	117,341	151,455	160,823

Non Current Liabilities
Borrowings at amortised cost	96,005	96,005	96,005
Provisions	64	64	84
Other	64,728	85,186	32,186

Total Non Current Liabilities	160,797	181,255	128,275

Total Liabilities	278,138	332,710	289,098

Net Assets	214,148	61,615	82,150

Equity
Reserves	20,000	20,000	20,000
Accumulated funds	194,148	41,615	62,150

Total Equity	214,148	61,615	82,150

7 - 36	Budget Estimates 2012-13

Barangaroo Delivery Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	7,202	6,406	7,660
Grants and subsidies	30,285	18,533	20,000
Finance costs	7,306	4,773	9,824
Other	163,085	33,599	89,637

Total Payments	207,878	63,311	127,121

Receipts
Interest	2,517	930	—
Cash transfers to the Consolidated Fund	(21,907)	(21,907)	—
Other	83,612	12,191	1,548

Total Receipts	64,222	(8,786)	1,548

Net Cash Flows From Operating Activities	(143,656)	(72,097)	(125,573)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	231,263	79,973	163,986
Purchases of property, plant and equipment	(31,952)	(9,045)	(58,872)
Advances made	(120,692)	(29,078)	(84,137)

Net Cash Flows From Investing Activities	78,619	41,850	20,977

Cash Flows From Financing Activities
Proceeds from borrowings and advances	54,795	20,005	104,714

Net Cash Flows From Financing Activities	54,795	20,005	104,714

Net Increase/(Decrease) in Cash	(10,242)	(10,242)	118

Opening Cash and Cash Equivalents	10,342	10,342	100

Closing Cash and Cash Equivalents	100	100	218

Cash Flow Reconciliation
Net result	143,808	(8,724)	20,535
Non cash items added back	349	530	345
Change in operating assets and liabilities	(287,813)	(63,903)	(146,453)

Net Cash Flows From Operating Activities	(143,656)	(72,097)	(125,573)

Budget Estimates 2012-13	7 - 37

Centennial Park and Moore Park Trust

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	—	380	187
Other operating expenses	20,264	19,871	19,754
Depreciation and amortisation	5,960	5,960	5,570

TOTAL EXPENSES EXCLUDING LOSSES	26,224	26,211	25,511

Revenue
Sales of goods and services	18,465	18,435	19,252
Investment income	607	597	598
Retained taxes, fees and fines	212	232	276
Grants and contributions	7,400	7,200	6,378
Other revenue	1,349	1,569	1,397

Total Revenue	28,033	28,033	27,901

Other gains/(losses)	—	(13)	—

Net Result	1,809	1,809	2,390

7 - 38	Budget Estimates 2012-13

Centennial Park and Moore Park Trust

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	3,113	3,248	4,273
Receivables	2,120	2,033	1,960
Other financial assets	6,697	6,697	7,060
Inventories	162	162	166

Total Current Assets	12,092	12,140	13,459

Non Current Assets
Property, plant and equipment -
Land and building	468,728	468,728	466,893
Plant and equipment	924	924	901
Infrastructure systems	323,457	323,322	325,667
Intangibles	111	111	8
Other	93	93	93

Total Non Current Assets	793,313	793,178	793,562

Total Assets	805,405	805,318	807,021

Liabilities
Current Liabilities
Payables	2,164	2,164	2,169
Provisions	610	610	625
Other	1,885	1,885	1,768

Total Current Liabilities	4,659	4,659	4,562

Non Current Liabilities
Other	4,098	4,098	3,508

Total Non Current Liabilities	4,098	4,098	3,508

Total Liabilities	8,757	8,757	8,070

Net Assets	796,648	796,561	798,951

Equity
Reserves	200,425	200,425	200,425
Accumulated funds	596,223	596,136	598,526

Total Equity	796,648	796,561	798,951

Budget Estimates 2012-13	7 - 39

Centennial Park and Moore Park Trust

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	—	380	187
Other	25,945	25,543	23,769

Total Payments	25,945	25,923	23,956

Receipts
Sale of goods and services	18,103	18,051	19,214
Interest	607	597	598
Grants and contributions	5,524	5,324	5,040
Other	5,731	5,971	5,446

Total Receipts	29,965	29,943	30,298

Net Cash Flows From Operating Activities	4,020	4,020	6,342

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	135	—
Purchases of property, plant and equipment	(7,008)	(7,008)	(4,954)
Purchases of investments	(315)	(315)	(363)

Net Cash Flows From Investing Activities	(7,323)	(7,188)	(5,317)

Net Increase/(Decrease) in Cash	(3,303)	(3,168)	1,025

Opening Cash and Cash Equivalents	6,416	6,416	3,248

Closing Cash and Cash Equivalents	3,113	3,248	4,273

Cash Flow Reconciliation
Net result	1,809	1,809	2,390
Non cash items added back	4,960	4,960	4,570
Change in operating assets and liabilities	(2,749)	(2,749)	(618)

Net Cash Flows From Operating Activities	4,020	4,020	6,342

7 - 40	Budget Estimates 2012-13

Environment Protection Authority

Service Group Statements

Environment Protection and Regulation

Service description:	This service group delivers targeted and cost-effective regulatory services across a range of environment protection areas. It implements market-based programs as well as providing audit and enforcement programs and emergency services designed to reduce environmental impacts. It works closely with industry and local government to encourage proactive compliance with environmental regulations.

			2009-10	2010-11	2011-12	2011-12	2012-13
	Units		Actual	Actual	Forecast	Revised	Forecast

Service measures:

Penalty infringement notices issued:
Notices (a)		no.	1,546	1,512	1,400	1,400	1,400
Fines imposed	$	m	0.6	0.9	0.7	0.7	0.7
Licences, permits, certificates and registrations in effect under environment legislation (b)		no.	32,559	33,194	30,000	30,000	24,000
Contaminated sites remediated (cumulative)		no.	92	101	112	111	121
Consents granted to landholders under the Private Native Forestry Codes of Practice (cumulative)		no.	1,281	1,801	2,100	2,600	3,050

(a)	The figure for 2009-10 Actual has been corrected from 1,574.
(b)	This service measure includes only licences and permits administered by the EPA, which has been separated from the Office of Environment and Heritage.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	117,214	117,214	120,898

Capital Expenditure	1,296	1,296	150

Budget Estimates 2012-13	7 - 41

Environment Protection Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	43,651	43,651	44,364
Other operating expenses	33,260	33,260	32,198
Depreciation and amortisation	641	641	774
Grants and subsidies	39,662	39,662	43,562

TOTAL EXPENSES EXCLUDING LOSSES	117,214	117,214	120,898

Revenue
Sales of goods and services	506	506	165
Investment income	150	150	150
Retained taxes, fees and fines	200	200	50
Grants and contributions	113,164	113,164	115,934
Acceptance by Crown Entity of employee benefits and other liabilities	3,860	3,860	3,875
Other revenue	200	200	100

Total Revenue	118,080	118,080	120,274

Net Result	866	866	(624)

7 - 42	Budget Estimates 2012-13

Environment Protection Authority

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	3,932	3,932	4,057
Receivables	250	250	250

Total Current Assets	4,182	4,182	4,307

Non Current Assets
Property, plant and equipment -
Plant and equipment	492	492	42
Intangibles	3,600	3,600	3,426

Total Non Current Assets	4,092	4,092	3,468

Total Assets	8,274	8,274	7,775

Liabilities
Current Liabilities
Payables	50	50	50
Provisions	3,481	3,481	3,606

Total Current Liabilities	3,531	3,531	3,656

Total Liabilities	3,531	3,531	3,656

Net Assets	4,743	4,743	4,119

Equity
Accumulated funds	4,743	4,743	4,119

Total Equity	4,743	4,743	4,119

Budget Estimates 2012-13	7 - 43

Environment Protection Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	39,666	39,666	40,364
Grants and subsidies	39,662	39,662	43,562
Other	33,210	33,210	32,198

Total Payments	112,538	112,538	116,124

Receipts
Sale of goods and services	506	506	165
Interest	150	150	150
Grants and contributions	112,164	112,164	115,884
Other	1,150	1,150	200

Total Receipts	113,970	113,970	116,399

Net Cash Flows From Operating Activities	1,432	1,432	275

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(90)	(90)	(50)
Other	2,590	2,590	(100)

Net Cash Flows From Investing Activities	2,500	2,500	(150)

Net Increase/(Decrease) in Cash	3,932	3,932	125

Opening Cash and Cash Equivalents	—	—	3,932

Closing Cash and Cash Equivalents	3,932	3,932	4,057

Cash Flow Reconciliation
Net result	866	866	(624)
Non cash items added back	641	641	774
Change in operating assets and liabilities	(75)	(75)	125

Net Cash Flows From Operating Activities	1,432	1,432	275

7 - 44	Budget Estimates 2012-13

Historic Houses Trust of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	25,767	25,796	25,238
Depreciation and amortisation	536	536	546

TOTAL EXPENSES EXCLUDING LOSSES	26,303	26,332	25,784

Revenue
Sales of goods and services	5,361	5,756	5,572
Investment income	370	370	290
Grants and contributions	21,334	21,012	20,762
Other revenue	60	180	11

Total Revenue	27,125	27,318	26,635

Net Result	822	986	851

Budget Estimates 2012-13	7 - 45

Historic Houses Trust of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,009	3,871	4,381
Receivables	746	746	688
Other financial assets	4,656	4,656	4,700
Inventories	854	854	755

Total Current Assets	10,265	10,127	10,524

Non Current Assets
Property, plant and equipment -
Land and building	282,483	282,483	283,280
Plant and equipment	38,102	38,799	37,190
Infrastructure systems	1,005	1,005	2,277
Intangibles	76	76	70

Total Non Current Assets	321,666	322,363	322,817

Total Assets	331,931	332,490	333,341

Liabilities
Current Liabilities
Payables	2,447	2,447	2,447
Provisions	2,564	2,564	2,564

Total Current Liabilities	5,011	5,011	5,011

Non Current Liabilities
Other	12	12	12

Total Non Current Liabilities	12	12	12

Total Liabilities	5,023	5,023	5,023

Net Assets	326,908	327,467	328,318

Equity
Reserves	166,016	165,696	165,696
Accumulated funds	160,892	161,771	162,622

Total Equity	326,908	327,467	328,318

7 - 46	Budget Estimates 2012-13

Historic Houses Trust of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	30,197	29,831	27,180

Total Payments	30,197	29,831	27,180

Receipts
Sale of goods and services	5,884	6,286	6,095
Interest	370	371	334
Grants and contributions	21,035	20,650	20,397
Other	3,961	4,137	1,908

Total Receipts	31,250	31,444	28,734

Net Cash Flows From Operating Activities	1,053	1,613	1,554

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,206)	(1,706)	(1,000)
Purchases of investments	—	—	(44)

Net Cash Flows From Investing Activities	(1,206)	(1,706)	(1,044)

Net Increase/(Decrease) in Cash	(153)	(93)	510

Opening Cash and Cash Equivalents	4,162	3,964	3,871

Closing Cash and Cash Equivalents	4,009	3,871	4,381

Cash Flow Reconciliation
Net result	822	986	851
Non cash items added back	536	536	546
Change in operating assets and liabilities	(305)	91	157

Net Cash Flows From Operating Activities	1,053	1,613	1,554

Budget Estimates 2012-13	7 - 47

Western Sydney Parklands Trust

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	45	45	44
Other operating expenses	6,721	6,719	6,346
Depreciation and amortisation	1,082	1,084	1,484
Other expenses	(87)	(87)	437

TOTAL EXPENSES EXCLUDING LOSSES	7,761	7,761	8,311

Revenue
Sales of goods and services	2,607	2,607	4,282
Investment income	374	374	299
Grants and contributions	6,542	6,542	5,392
Other revenue	5,106	5,106	13,378

Total Revenue	14,629	14,629	23,351

Net Result	6,868	6,868	15,040

7 - 48	Budget Estimates 2012-13

Western Sydney Parklands Trust

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	6,621	6,336	14,589
Receivables	495	785	784

Total Current Assets	7,116	7,121	15,373

Non Current Assets
Investment properties	14,640	—	—
Property, plant and equipment -
Land and building	478,024	496,050	495,727
Plant and equipment	614	600	539
Infrastructure systems	33,633	33,951	41,125

Total Non Current Assets	526,911	530,601	537,391

Total Assets	534,027	537,722	552,764

Liabilities
Current Liabilities
Payables	961	967	969
Provisions	137	137	137

Total Current Liabilities	1,098	1,104	1,106

Total Liabilities	1,098	1,104	1,106

Net Assets	532,929	536,618	551,658

Equity
Reserves	53,303	53,493	53,493
Accumulated funds	479,626	483,125	498,165

Total Equity	532,929	536,618	551,658

Budget Estimates 2012-13	7 - 49

Western Sydney Parklands Trust

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	45	45	44
Other	9,157	11,892	6,781

Total Payments	9,202	11,937	6,825

Receipts
Sale of goods and services	6,957	6,956	4,283
Interest	374	374	299
Grants and contributions	6,542	6,542	5,392
Other	5,106	7,557	13,378

Total Receipts	18,979	21,429	23,352

Net Cash Flows From Operating Activities	9,777	9,492	16,527

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(11,446)	(11,446)	(8,274)

Net Cash Flows From Investing Activities	(11,446)	(11,446)	(8,274)

Net Increase/(Decrease) in Cash	(1,669)	(1,954)	8,253

Opening Cash and Cash Equivalents	8,290	8,290	6,336

Closing Cash and Cash Equivalents	6,621	6,336	14,589

Cash Flow Reconciliation
Net result	6,868	6,868	15,040
Non cash items added back	1,082	1,084	1,484
Change in operating assets and liabilities	1,827	1,540	3

Net Cash Flows From Operating Activities	9,777	9,492	16,527

7 - 50	Budget Estimates 2012-13

Planning and Infrastructure Sub-Cluster

Introduction

The Planning and Infrastructure sub-cluster manages land use planning and development, sustainable growth and the orderly and economic development of growth centres.

The Planning and Infrastructure sub-cluster is the lead for achieving the following NSW 2021 goals.

•	Build liveable centres.

•	Restore confidence and integrity in the planning system.

The Planning and Infrastructure sub-cluster ensures sustainable growth by:

•	planning appropriately for housing and employment growth

•	helping to plan, stage and promptly deliver infrastructure, and releasing land for housing and jobs

•	developing and applying land use policy

•	assessing and determining State-Significant Development and Infrastructure.

Services

The sub-cluster’s key services are:

•	setting strategies for housing development, investment and land release, and coordinating infrastructure

•

supporting local strategy development, coordinating major urban renewal initiatives, developing and reviewing policies and laws, partnering with councils to implement statutory development proposals and continuously improving the planning system

•	acquiring and maintaining land for regional open space and transport corridors and disposing of surplus sites

•	providing overarching precinct plans, including transport and infrastructure planning

•	facilitating private sector investment in projects which contribute to economic growth, employment and residential, commercial and industrial opportunities in the Hunter and Central Coast regions

•	caring for, controlling and managing the Luna Park Reserve

•	providing personnel services to the Sydney Harbour Foreshore Authority, Hunter Development Corporation and Central Coast Regional Development Corporation.

Budget Estimates 2012-13	7 - 51

Planning and Infrastructure Sub-Cluster

2012-13 Budget Highlights

In 2012-13, the sub-cluster’s key initiatives will include:

•	spending $75 million through the Sydney Region Development Fund to acquire land for regional open space and transport corridors

•	spending $13 million to clear the backlog of the remaining development applications lodged under the now repealed Part 3A of the Environmental Planning and Assessment Act 1979

•	spending $8 million to help local governments finalise Standard Instrument Local Environmental Plans to establish a simpler, more efficient and more consistent planning system

•	spending an additional $5 million for the Planning Panel’s review of the State’s planning system

•

spending $5 million to improve infrastructure planning and delivery by implementing Growth Infrastructure Plans, engaging Release Area Delivery Managers to solve local planning problems, planning for strategic infrastructure and reviewing the development contributions used to fund infrastructure

•

spending $3 million to establish a gateway process for implementing strategic regional land use plans, conclude plans for the Upper Hunter and New England North West regions and release plans for the Central West and Southern Highlands regions, to balance economic growth in regional New South Wales with the sustainable management of natural resources and better protection of strategic agricultural land

•

spending $2 million to resolve systemic planning impediments to housing supply, move from annual to monthly reporting of dwelling completions and develop an operational model to test the commercial feasibility of statutory planning instruments, to improve housing supply and affordability

•

spending $1 million expanding exempt and complying development codes to include multi-unit housing, and increasing the range of commercial and industrial developments eligible for 10-day complying development approval, to make business in New South Wales more competitive

•

developing an Urban Activation Precincts program to deliver a long-term pipeline of urban renewal and infill development sites for housing, coupled with infrastructure upgrades where necessary to unlock future investment.

7 - 52	Budget Estimates 2012-13

Department of Planning and Infrastructure

Service Group Statements

Strategies and Land Release

Service description:	This service group covers the statewide delivery of strategic zoned (and where applicable, serviced) land for housing and employment, including strategic planning and coordination of infrastructure provision into land supply and land release programs. The service group also prepares, monitors and updates the Metropolitan Plan and regional strategies.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Regional and sub regional strategies completed (a)	no.	n.a.	n.a.	10	n.a.	3
Metropolitan Strategy/Plan actions implemented (b)%		96	n.a.	14	16	n.a.
Projects completed under Metro Greenspace program	no.	15	17	10	15	15

(a)	Three regional strategies for Lower Hunter, Illawarra and South Coast are due to be completed in 2012-13. There is also a focus on the new Strategic Regional Land Use Plans for Central West and Southern Highlands in 2012-13. Finalisation of sub-regional strategies is now scheduled to follow the Metropolitan Strategy, due to be completed in 2012-13.
(b)	The 2009-10 actual figure was based on the 2005 Metropolitan Strategy under the former Government. A new Metropolitan Strategy, which will replace the Metropolitan Plan, is due to be completed in 2012-13.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	71,217	74,610	56,613

Capital Expenditure	935	359	1,268

Budget Estimates 2012-13	7 - 53

Department of Planning and Infrastructure

Plan Making and Urban Renewal

Service description:	This service group is responsible for overseeing council implementation of statutory planning instruments, assessing State Significant Development proposals and coordinating major urban renewal initiatives.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Local councils preparing new comprehensive LEPs:
Commenced	no.	10	10	10	5	5
On exhibition	no.	26	26	55	23	32
Gazetted	no.	12	15	45	38	83

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	47,217	63,885	63,956

Capital Expenditure	2,029	3,554	4,363

Development Assessment

Service description:	This service group covers timely and efficient delivery of assessment and decision making for development and infrastructure projects of State significance, including whole-of-government leadership in the administration of environmental impact assessment and development approvals. It involves managing development and building controls, and the associated regulatory and operational aspects, to ensure ongoing reform and best practice.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Applications lodged	no.	483	496	480	421	440
Development and infrastructure applications determined	no.	407	422	485	426	575
Determination of development and infrastructure applications within 4 months (a)%		68	77	70	54	85
Complaint investigations against accredited certifiers	no.	87	94	100	130	110

(a)	New performance benchmark established in the NSW 2021 Plan.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	44,376	40,229	52,650

Capital Expenditure	5,205	571	1,866

7 - 54	Budget Estimates 2012-13

Department of Planning and Infrastructure

Personnel Services

Service description:	This service group covers personnel services that are provided to the Hunter Development Corporation, Central Coast Regional Development Corporation and the Sydney Harbour Foreshore Authority.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	33,073	33,073	32,987

Budget Estimates 2012-13	7 - 55

Department of Planning and Infrastructure

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	101,822	106,225	122,176
Other operating expenses	24,514	21,288	27,862
Depreciation and amortisation	392	605	1,141
Grants and subsidies	67,251	81,775	52,862
Finance costs	1,904	1,904	2,165

TOTAL EXPENSES EXCLUDING LOSSES	195,883	211,797	206,206

Revenue
Recurrent appropriation	102,482	91,365	104,588
Capital appropriation	7,489	3,804	6,849
Sales of goods and services	68,972	72,572	69,413
Investment income	784	784	690
Grants and contributions	2,650	2,804	7,470
Acceptance by Crown Entity of employee benefits and other liabilities	3,624	3,624	3,724
Other revenue	13,481	19,781	9,864

Total Revenue	199,482	194,734	202,598

Gain/(loss) on disposal of non current assets	600	600	600
Other gains/(losses)	(13)	(13)	(13)

Net Result	4,186	(16,476)	(3,021)

7 - 56	Budget Estimates 2012-13

Department of Planning and Infrastructure

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	17,393	22,037	16,062
Receivables	29,611	29,611	29,611

Total Current Assets	47,004	51,648	45,673

Non Current Assets
Property, plant and equipment -
Land and building	11,470	11,470	14,470
Plant and equipment	1,877	1,123	1,590
Intangibles	4,468	1,220	4,109

Total Non Current Assets	17,815	13,813	20,169

Total Assets	64,819	65,461	65,842

Liabilities
Current Liabilities
Payables	6,341	6,341	6,235
Provisions	23,255	22,967	22,284

Total Current Liabilities	29,596	29,308	28,519

Non Current Liabilities
Borrowings at amortised cost	29,526	29,026	33,217
Provisions	821	821	821
Other	322	100	100

Total Non Current Liabilities	30,669	29,947	34,138

Total Liabilities	60,265	59,255	62,657

Net Assets	4,554	6,206	3,185

Equity
Accumulated funds	4,554	6,206	3,185

Total Equity	4,554	6,206	3,185

Budget Estimates 2012-13	7 - 57

Department of Planning and Infrastructure

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	99,266	104,179	119,135
Grants and subsidies	67,251	81,775	52,862
Finance costs	1,904	1,904	2,165
Other	47,226	22,353	28,401

Total Payments	215,647	210,211	202,563

Receipts
Recurrent appropriation	102,482	91,365	104,588
Capital appropriation	7,489	3,804	6,849
Sale of goods and services	65,282	69,482	69,400
Interest	910	910	690
Grants and contributions	2,213	2,367	7,033
Cash transfers to the Consolidated Fund	(1,263)	(1,263)	—
Other	14,351	20,651	10,734

Total Receipts	191,464	187,316	199,294

Net Cash Flows From Operating Activities	(24,183)	(22,895)	(3,269)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	600	600	600
Purchases of property, plant and equipment	(3,844)	(3,314)	(3,812)
Other	(4,325)	(1,170)	(3,685)

Net Cash Flows From Investing Activities	(7,569)	(3,884)	(6,897)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	7,089	6,760	7,891
Repayment of borrowings and advances	—	—	(3,700)

Net Cash Flows From Financing Activities	7,089	6,760	4,191

Net Increase/(Decrease) in Cash	(24,663)	(20,019)	(5,975)

Opening Cash and Cash Equivalents	42,056	42,056	22,037

Closing Cash and Cash Equivalents	17,393	22,037	16,062

Cash Flow Reconciliation
Net result	4,186	(16,476)	(3,021)
Non cash items added back	392	605	1,141
Change in operating assets and liabilities	(28,761)	(7,024)	(1,389)

Net Cash Flows From Operating Activities	(24,183)	(22,895)	(3,269)

7 - 58	Budget Estimates 2012-13

Hunter Development Corporation

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	48,266	32,876	27,134
Depreciation and amortisation	63	68	63
Grants and subsidies	1,773	1,010	1,250
Finance costs	447	513	206

TOTAL EXPENSES EXCLUDING LOSSES	50,549	34,467	28,653

Revenue
Sales of goods and services	13,073	11,259	8,003
Investment income	1,787	1,845	2,676
Grants and contributions	—	810	1,305
Other revenue	36,981	23,775	17,838

Total Revenue	51,841	37,689	29,822

Other gains/(losses)	—	(220)	—

Net Result	1,292	3,002	1,169

Budget Estimates 2012-13	7 - 59

Hunter Development Corporation

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	511	547
Receivables	381	144	267
Inventories	2,298	—	—

Total Current Assets	2,679	655	814

Non Current Assets
Inventories	52,239	54,803	66,481
Property, plant and equipment -
Plant and equipment	150	145	82

Total Non Current Assets	52,389	54,948	66,563

Total Assets	55,068	55,603	67,377

Liabilities
Current Liabilities
Payables	737	2,569	538
Borrowings at amortised cost	4,279	1,287	924
Provisions	225	259	259

Total Current Liabilities	5,241	4,115	1,721

Non Current Liabilities
Provisions	34	35	34
Other	50	—	—

Total Non Current Liabilities	84	35	34

Total Liabilities	5,325	4,150	1,755

Net Assets	49,743	51,453	65,622

Equity
Accumulated funds	49,743	51,453	65,622

Total Equity	49,743	51,453	65,622

7 - 60	Budget Estimates 2012-13

Hunter Development Corporation

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Grants and subsidies	1,773	1,010	1,250
Finance costs	447	513	206
Other	47,926	31,205	27,844

Total Payments	50,146	32,728	29,300

Receipts
Sale of goods and services	13,689	12,112	7,880
Interest	1,787	1,845	2,676
Grants and contributions	36,981	24,585	19,143

Total Receipts	52,457	38,542	29,699

Net Cash Flows From Operating Activities	2,311	5,814	399

Cash Flows From Financing Activities
Repayment of borrowings and advances	(2,394)	(5,386)	(363)

Net Cash Flows From Financing Activities	(2,394)	(5,386)	(363)

Net Increase/(Decrease) in Cash	(83)	428	36

Opening Cash and Cash Equivalents	83	83	511

Closing Cash and Cash Equivalents	—	511	547

Cash Flow Reconciliation
Net result	1,292	3,002	1,169
Non cash items added back	63	288	63
Change in operating assets and liabilities	956	2,524	(833)

Net Cash Flows From Operating Activities	2,311	5,814	399

Budget Estimates 2012-13	7 - 61

Luna Park Reserve Trust

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	971	1,324	889
Depreciation and amortisation	603	603	603

TOTAL EXPENSES EXCLUDING LOSSES	1,574	1,927	1,492

Revenue
Sales of goods and services	1,580	1,546	1,593
Investment income	47	14	37

Total Revenue	1,627	1,560	1,630

Net Result	53	(367)	138

7 - 62	Budget Estimates 2012-13

Luna Park Reserve Trust

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,083	668	1,414
Receivables	220	215	215

Total Current Assets	1,303	883	1,629

Non Current Assets
Property, plant and equipment -
Land and building	23,706	23,730	23,348
Infrastructure systems	6,513	6,488	6,267

Total Non Current Assets	30,219	30,218	29,615

Total Assets	31,522	31,101	31,244

Liabilities
Current Liabilities
Payables	149	149	154

Total Current Liabilities	149	149	154

Total Liabilities	149	149	154

Net Assets	31,373	30,952	31,090

Equity
Reserves	22,449	22,449	22,449
Accumulated funds	8,924	8,503	8,641

Total Equity	31,373	30,952	31,090

Budget Estimates 2012-13	7 - 63

Luna Park Reserve Trust

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	1,087	1,440	1,053

Total Payments	1,087	1,440	1,053

Receipts
Sale of goods and services	1,580	1,546	1,593
Interest	47	14	37
Other	73	78	169

Total Receipts	1,700	1,638	1,799

Net Cash Flows From Operating Activities	613	198	746

Net Increase/(Decrease) in Cash	613	198	746

Opening Cash and Cash Equivalents	470	470	668

Closing Cash and Cash Equivalents	1,083	668	1,414

Cash Flow Reconciliation
Net result	53	(367)	138
Non cash items added back	603	603	603
Change in operating assets and liabilities	(43)	(38)	5

Net Cash Flows From Operating Activities	613	198	746

7 - 64	Budget Estimates 2012-13

Minister Administering the Environmental Planning and Assessment Act

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	50	50	49
Other operating expenses	9,317	9,317	12,819
Depreciation and amortisation	450	450	4
Grants and subsidies	39,940	25,290	50,440
Finance costs	21,000	21,000	23,000

TOTAL EXPENSES EXCLUDING LOSSES	70,757	56,107	86,312

Revenue
Sales of goods and services	7,883	7,883	8,030
Investment income	4,700	4,700	5,200
Retained taxes, fees and fines	7,209	7,209	7,425
Grants and contributions	12,719	10,019	13,284
Other revenue	7,500	7,500	5,000

Total Revenue	40,011	37,311	38,939

Gain/(loss) on disposal of non current assets	23,659	23,659	23,506

Net Result	(7,087)	4,863	(23,867)

Budget Estimates 2012-13	7 - 65

Minister Administering the Environmental Planning and Assessment Act

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	98,039	109,989	128,712
Receivables	1,500	1,500	1,500
Other financial assets	2,395	2,395	2,200
Assets held for sale	40,000	40,000	40,000
Other	35	35	35

Total Current Assets	141,969	153,919	172,447

Non Current Assets
Property, plant and equipment -
Land and building	1,057,283	1,012,283	922,283
Plant and equipment	8	8	4

Total Non Current Assets	1,057,291	1,012,291	922,287

Total Assets	1,199,260	1,166,210	1,094,734

Liabilities
Current Liabilities
Payables	11,109	11,109	11,500
Borrowings at amortised cost	53,694	53,694	53,694
Other	530	530	530

Total Current Liabilities	65,333	65,333	65,724

Non Current Liabilities
Borrowings at amortised cost	365,469	320,469	392,469
Other	60	60	60

Total Non Current Liabilities	365,529	320,529	392,529

Total Liabilities	430,862	385,862	458,253

Net Assets	768,398	780,348	636,481

Equity
Reserves	600,293	600,293	560,293
Accumulated funds	168,105	180,055	76,188

Total Equity	768,398	780,348	636,481

7 - 66	Budget Estimates 2012-13

Minister Administering the Environmental Planning and Assessment Act

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	50	50	49
Grants and subsidies	34,940	20,290	45,440
Finance costs	21,501	21,501	23,000
Other	45,057	45,057	16,428

Total Payments	101,548	86,898	84,917

Receipts
Sale of goods and services	7,761	7,761	8,030
Interest	4,752	4,752	5,200
Grants and contributions	12,719	10,019	13,284
Other	21,557	21,557	16,425

Total Receipts	46,789	44,089	42,939

Net Cash Flows From Operating Activities	(54,759)	(42,809)	(41,978)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	71,204	71,204	63,506
Purchases of property, plant and equipment	(88,000)	(43,000)	(75,000)

Net Cash Flows From Investing Activities	(16,796)	28,204	(11,494)

Cash Flows From Financing Activities
Proceeds from borrowings and advances	82,500	37,500	72,000

Net Cash Flows From Financing Activities	82,500	37,500	72,000

Net Increase/(Decrease) in Cash	10,945	22,895	18,528

Opening Cash and Cash Equivalents	87,094	87,094	109,989
Reclassification of Cash Equivalents	—	—	195

Closing Cash and Cash Equivalents	98,039	109,989	128,712

Cash Flow Reconciliation
Net result	(7,087)	4,863	(23,867)
Non cash items added back	5,450	5,450	5,004
Change in operating assets and liabilities	(53,122)	(53,122)	(23,115)

Net Cash Flows From Operating Activities	(54,759)	(42,809)	(41,978)

Budget Estimates 2012-13	7 - 67

Sydney Metropolitan Development Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	8,763	7,652	8,659
Other operating expenses	17,007	17,190	12,906
Depreciation and amortisation	1,848	2,470	1,476
Grants and subsidies	620	—	—
Finance costs	2,657	2,441	1,910

TOTAL EXPENSES EXCLUDING LOSSES	30,895	29,753	24,951

Revenue
Sales of goods and services	21,827	21,413	14,136
Investment income	3,324	3,201	2,321
Grants and contributions	17,678	22,341	17,160
Other revenue	341	373	114

Total Revenue	43,170	47,328	33,731

Net Result	12,275	17,575	8,780

7 - 68	Budget Estimates 2012-13

Sydney Metropolitan Development Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	77,709	77,747	75,132
Receivables	2,141	1,806	1,262
Other financial assets	437	1,447	1,485
Other	538	550	—

Total Current Assets	80,825	81,550	77,879

Non Current Assets
Other financial assets	3,343	3,112	2,101
Investment properties	162,640	166,450	169,150
Property, plant and equipment -
Land and building	21,812	9,810	9,463
Plant and equipment	2,709	1,495	1,296
Infrastructure systems	200	2,280	2,627
Intangibles	24	24	9
Other	1,806	7,875	7,875

Total Non Current Assets	192,534	191,046	192,521

Total Assets	273,359	272,596	270,400

Liabilities
Current Liabilities
Payables	3,108	6,487	3,975
Borrowings at amortised cost	—	348	436
Provisions	1,342	1,797	644
Other	1,249	2,763	1,792

Total Current Liabilities	5,699	11,395	6,847

Non Current Liabilities
Borrowings at amortised cost	38,776	32,481	26,470
Provisions	521	1,020	621
Other	9,406	9,342	9,324

Total Non Current Liabilities	48,703	42,843	36,415

Total Liabilities	54,402	54,238	43,262

Net Assets	218,957	218,358	227,138

Equity
Accumulated funds	218,957	218,358	227,138

Total Equity	218,957	218,358	227,138

Budget Estimates 2012-13	7 - 69

Sydney Metropolitan Development Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	8,636	6,936	9,787
Grants and subsidies	620	—	—
Finance costs	2,437	2,441	1,906
Other	29,002	32,274	27,442

Total Payments	40,695	41,651	39,135

Receipts
Sale of goods and services	21,827	24,322	23,861
Interest	3,324	3,201	2,321
Grants and contributions	11,100	15,781	11,160
Other	19,898	28,060	8,090

Total Receipts	56,149	71,364	45,432

Net Cash Flows From Operating Activities	15,454	29,713	6,297

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3,492)	(3,492)	(3,834)
Purchases of investments	—	(287)	—
Other	65,057	56,374	(128)

Net Cash Flows From Investing Activities	61,565	52,595	(3,962)

Cash Flows From Financing Activities
Repayment of borrowings and advances	—	(5,251)	(5,923)

Net Cash Flows From Financing Activities	—	(5,251)	(5,923)

Net Increase/(Decrease) in Cash	77,019	77,057	(3,588)

Opening Cash and Cash Equivalents	690	690	77,747
Reclassification of Cash Equivalents	—	—	973

Closing Cash and Cash Equivalents	77,709	77,747	75,132

Cash Flow Reconciliation
Net result	12,275	17,575	8,780
Non cash items added back	1,848	2,470	1,476
Change in operating assets and liabilities	1,331	9,668	(3,959)

Net Cash Flows From Operating Activities	15,454	29,713	6,297

7 - 70	Budget Estimates 2012-13

Audit Office of New South Wales

Introduction

The Audit Office of New South Wales audits government activity and prepares reports on behalf of the Auditor-General. It reports to the Parliament of New South Wales and helps to hold the Government accountable for its use of community resources and legal powers.

The office is funded through services charged back to agencies. It also receives funding for special-purpose and performance audits.

The Audit Office, a statutory authority, operates under the Public Finance and Audit Act 1983.

Services

The Audit Office’s key services are:

•	auditing financial statements

•	auditing agency performance

•	providing Auditor-General’s reports to Parliament

•	investigating claims about the misuse of public money.

2012-13 Budget Highlights

In 2012-13, key initiatives will include:

•	generating $41.3 million from auditing NSW Government agencies and reporting the results to Parliament

•	spending $5.7 million on upgrading information technology and enhancing information systems and the audit methodology.

Budget Estimates 2012-13	7 - 71

Audit Office of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	34,635	34,697	35,130
Other operating expenses	5,941	5,380	6,052
Depreciation and amortisation	554	657	997
Other expenses	95	65	35

TOTAL EXPENSES EXCLUDING LOSSES	41,225	40,799	42,214

Revenue
Sales of goods and services	40,189	39,701	41,341
Investment income	480	480	400
Other revenue	62	124	69

Total Revenue	40,731	40,305	41,810

Net Result	(494)	(494)	(404)

7 - 72	Budget Estimates 2012-13

Audit Office of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	6,193	10,669	5,572
Receivables	5,135	5,135	5,135
Inventories	986	986	986
Other	6,491	6,491	6,491

Total Current Assets	18,805	23,281	18,184

Non Current Assets
Property, plant and equipment -
Land and building	2,097	1,121	1,192
Plant and equipment	712	401	991
Intangibles	3,840	651	4,683
Other	258	258	258

Total Non Current Assets	6,907	2,431	7,124

Total Assets	25,712	25,712	25,308

Liabilities
Current Liabilities
Payables	1,767	1,767	1,767
Provisions	9,916	9,916	9,916
Other	111	111	111

Total Current Liabilities	11,794	11,794	11,794

Non Current Liabilities
Provisions	12,636	12,636	12,636
Other	506	506	506

Total Non Current Liabilities	13,142	13,142	13,142

Total Liabilities	24,936	24,936	24,936

Net Assets	776	776	372

Equity
Accumulated funds	776	776	372

Total Equity	776	776	372

Budget Estimates 2012-13	7 - 73

Audit Office of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	34,635	34,697	35,130
Other	8,136	7,545	8,187

Total Payments	42,771	42,242	43,317

Receipts
Sale of goods and services	40,189	39,701	41,341
Interest	480	480	400
Other	2,162	2,224	2,169

Total Receipts	42,831	42,405	43,910

Net Cash Flows From Operating Activities	60	163	593

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,665)	(378)	(1,470)
Other	(3,450)	(364)	(4,220)

Net Cash Flows From Investing Activities	(5,115)	(742)	(5,690)

Net Increase/(Decrease) in Cash	(5,055)	(579)	(5,097)

Opening Cash and Cash Equivalents	11,248	11,248	10,669

Closing Cash and Cash Equivalents	6,193	10,669	5,572

Cash Flow Reconciliation
Net result	(494)	(494)	(404)
Non cash items added back	554	657	997

Net Cash Flows From Operating Activities	60	163	593

7 - 74	Budget Estimates 2012-13

Independent Commission Against Corruption

Introduction

The Independent Commission Against Corruption (ICAC) promotes and improves integrity in the public sector. It has special powers to investigate, expose and minimise corruption.

The ICAC operates under the Independent Commission Against Corruption Act 1988.

Services

The ICAC’s key service involves investigating corruption complaints, preventing corruption where possible, and educating public sector agencies to promote awareness.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•

$2.1 million (deferred from the previous year) to implement its information and communications technology (ICT) infrastructure strategy, which includes purchasing new ICT equipment and software for all ICAC areas

•	$370,000 to complete a special investigation referred by the Parliament of New South Wales.

Budget Estimates 2012-13	7 - 75

Independent Commission Against Corruption

Service Group Statements

Corruption Investigation, Prevention, Research and Education

Service description:	This service group covers the processing, assessment and investigation of all corruption complaints. It also covers research and development of corruption training and providing prevention advice to public sector agencies through educational materials.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Average days to deal with complaints	no.	63	48	55	55	68
Investigations completed within twelve months	%	90	93	90	94	90
Training and other presentations delivered	no.	76	89	70	100	70
Persons referred for consideration of prosecution or disciplinary action arising from investigations	no.	n.a.	n.a.	24	24	n.a.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	23,535	22,518	22,981

Capital Expenditure	7,070	1,192	2,402

7 - 76	Budget Estimates 2012-13

Independent Commission Against Corruption

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	16,524	16,384	16,469
Other operating expenses	5,920	5,363	5,309
Depreciation and amortisation	1,091	771	1,203

TOTAL EXPENSES EXCLUDING LOSSES	23,535	22,518	22,981

Revenue
Recurrent appropriation	20,508	20,496	20,721
Capital appropriation	4,983	1,192	2,402
Sales of goods and services	350	330	342
Investment income	80	85	53
Acceptance by Crown Entity of employee benefits and other liabilities	506	576	480
Other revenue	2,849	12	30

Total Revenue	29,276	22,691	24,028

Net Result	5,741	173	1,047

Budget Estimates 2012-13	7 - 77

Independent Commission Against Corruption

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,947	1,951	1,799
Receivables	354	354	354

Total Current Assets	2,301	2,305	2,153

Non Current Assets
Property, plant and equipment -
Land and building	4,754	191	139
Plant and equipment	2,288	1,278	2,720
Intangibles	497	512	321

Total Non Current Assets	7,539	1,981	3,180

Total Assets	9,840	4,286	5,333

Liabilities
Current Liabilities
Payables	596	596	596
Provisions	1,522	1,522	1,522

Total Current Liabilities	2,118	2,118	2,118

Non Current Liabilities
Provisions	—	14	14

Total Non Current Liabilities	—	14	14

Total Liabilities	2,118	2,132	2,132

Net Assets	7,722	2,154	3,201

Equity
Reserves	409	409	409
Accumulated funds	7,313	1,745	2,792

Total Equity	7,722	2,154	3,201

7 - 78	Budget Estimates 2012-13

Independent Commission Against Corruption

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	16,017	15,793	15,989
Other	6,648	5,455	5,789

Total Payments	22,665	21,248	21,778

Receipts
Recurrent appropriation	20,508	20,496	20,721
Capital appropriation	4,983	1,192	2,402
Sale of goods and services	350	330	342
Interest	49	54	53
Cash transfers to the Consolidated Fund	(4)	(4)	—
Other	3,945	472	510

Total Receipts	29,831	22,540	24,028

Net Cash Flows From Operating Activities	7,166	1,292	2,250

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(7,000)	(1,057)	(2,273)
Other	(70)	(135)	(129)

Net Cash Flows From Investing Activities	(7,070)	(1,192)	(2,402)

Net Increase/(Decrease) in Cash	96	100	(152)

Opening Cash and Cash Equivalents	1,851	1,851	1,951

Closing Cash and Cash Equivalents	1,947	1,951	1,799

Cash Flow Reconciliation
Net result	5,741	173	1,047
Non cash items added back	1,091	771	1,203
Change in operating assets and liabilities	334	348	—

Net Cash Flows From Operating Activities	7,166	1,292	2,250

Budget Estimates 2012-13	7 - 79

Independent Pricing and Regulatory Tribunal

Introduction

The Independent Pricing and Regulatory Tribunal (IPART) determines prices for monopoly services provided by government utilities and regulated industries, such as water, transport, energy and local government.

IPART balances industry and consumer needs fairly and openly. It encourages sustainable and efficient services, while protecting consumers.

IPART operates under the Independent Pricing and Regulatory Tribunal Act 1992.

Services

IPART’s key service involves setting prices for monopoly services, monitoring schemes like water licensing and energy saving, and advising on policy.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$23.8 million to

•	independently regulate utility services

•	license key water and energy retail businesses

•	administer the Energy Savings Scheme

•	provide policy advice and set local council rates to deliver a balanced outcome for consumers, utilities and the Government

•	$2.2 million for a new regulation review function to ensure the Government meets its June 2015 target to reduce regulatory costs to business and the community by 20 per cent.

7 - 80	Budget Estimates 2012-13

Independent Pricing and Regulatory Tribunal

Service Group Statements

Utilities Pricing, Regulation and Analysis and Policy Work

Service description:	This service group covers price setting for energy, water and public transport; carrying out specific reviews of government services referred at the request of the responsible Ministers; and administering the Water Licensing, Energy Compliance and Energy Savings schemes.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Perceived professionalism of staff (a)%		99	93	93	n.a.	95
Special review reports submitted to Ministers	no.	5	5	4	6	4
Abatement certificates registered (b)	mill	18.2	19.5	23.0	13.0	0.5
Energy Savings certificates registered	mill	0.50	0.80	1.30	1.00	1.50

(a)	The stakeholder survey is conducted every two years.
(b)	The Greenhouse Gas Reduction Scheme closed to new participants on 1 January 2010 and closes entirely on 30 June 2012.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	23,151	24,401	26,019

Capital Expenditure	180	380	180

Budget Estimates 2012-13	7 - 81

Independent Pricing and Regulatory Tribunal

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	12,918	15,041	14,203
Other operating expenses	9,520	8,647	11,238
Depreciation and amortisation	713	713	578

TOTAL EXPENSES EXCLUDING LOSSES	23,151	24,401	26,019

Revenue
Recurrent appropriation	20,570	20,570	23,899
Capital appropriation	180	180	180
Sales of goods and services	1,250	2,105	931
Investment income	400	400	243
Acceptance by Crown Entity of employee benefits and other liabilities	368	725	377
Other revenue	205	400	211

Total Revenue	22,973	24,380	25,841

Net Result	(178)	(21)	(178)

7 - 82	Budget Estimates 2012-13

Independent Pricing and Regulatory Tribunal

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	7,844	7,801	8,021
Receivables	447	447	447

Total Current Assets	8,291	8,248	8,468

Non Current Assets
Property, plant and equipment -
Plant and equipment	1,289	1,500	1,107
Intangibles	67	56	51

Total Non Current Assets	1,356	1,556	1,158

Total Assets	9,647	9,804	9,626

Liabilities
Current Liabilities
Payables	606	606	606
Provisions	1,583	1,583	1,849

Total Current Liabilities	2,189	2,189	2,455

Non Current Liabilities
Provisions	12	12	12
Other	266	266	—

Total Non Current Liabilities	278	278	12

Total Liabilities	2,467	2,467	2,467

Net Assets	7,180	7,337	7,159

Equity
Accumulated funds	7,180	7,337	7,159

Total Equity	7,180	7,337	7,159

Budget Estimates 2012-13	7 - 83

Independent Pricing and Regulatory Tribunal

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	12,798	14,564	13,826
Other	10,698	9,825	12,459

Total Payments	23,496	24,389	26,285

Receipts
Recurrent appropriation	20,570	20,570	23,899
Capital appropriation	180	180	180
Sale of goods and services	1,250	2,105	931
Interest	511	511	243
Cash transfers to the Consolidated Fund	(952)	(952)	—
Other	1,488	1,683	1,432

Total Receipts	23,047	24,097	26,685

Net Cash Flows From Operating Activities	(449)	(292)	400

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(169)	(369)	(180)
Other	(11)	(11)	—

Net Cash Flows From Investing Activities	(180)	(380)	(180)

Net Increase/(Decrease) in Cash	(629)	(672)	220

Opening Cash and Cash Equivalents	8,473	8,473	7,801

Closing Cash and Cash Equivalents	7,844	7,801	8,021

Cash Flow Reconciliation
Net result	(178)	(21)	(178)
Non cash items added back	713	713	578
Change in operating assets and liabilities	(984)	(984)	—

Net Cash Flows From Operating Activities	(449)	(292)	400

7 - 84	Budget Estimates 2012-13

New South Wales Electoral Commission

Introduction

The New South Wales Electoral Commission manages the electoral roll, elections and referendums. Its work includes:

•	running general elections for the State

•	running elections for local government, trade unions, statutory boards and registered clubs, and ballots for enterprise agreements

•	delivering automated electronic enrolments to the electoral roll

•	providing administrative support to the Election Funding Authority.

The commission operates under the Parliamentary Electorates and Elections Act 1912.

Services

The commission’s key service involves conducting and managing elections, including reporting on electoral spending and advising different groups on their rights and responsibilities.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$21 million to manage the local government elections of the 135 councils that have requested this service

•	$3.6 million to develop an administration system to help the Election Funding Authority process political registrations and disclosures and conduct audit, compliance and enforcement activities

•	$1 million to support the electoral boundaries redistribution.

Budget Estimates 2012-13	7 - 85

New South Wales Electoral Commission

Service Group Statements

Conduct and Management of Elections

Service description: This service group covers the delivery of elections and related services.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Parliamentary general and by-elections conducted	no.	1	1	0	1	1
Local Government ordinary election and by-elections conducted	no.	16	13	22	3	140
Registered club elections conducted	no.	16	17	13	18	17
Statutory board and industrial ballots conducted	no.	22	16	14	24	17

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	81,795	78,256	58,853

Capital Expenditure	1,760	1,760	4,190

7 - 86	Budget Estimates 2012-13

New South Wales Electoral Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Expenses Excluding Losses
Operating Expenses -
Employee related	10,836	10,834	11,220
Other operating expenses	5,166	4,758	7,463
Depreciation and amortisation	5,080	5,551	4,972
Other expenses	60,713	57,113	35,198

TOTAL EXPENSES EXCLUDING LOSSES	81,795	78,256	58,853

Revenue
Recurrent appropriation	74,178	70,578	53,815
Capital appropriation	1,760	1,760	4,190
Asset sale proceeds transferred to the Crown Entity	(8,600)	(5,000)	(21,000)
Sales of goods and services	639	1,579	2,594
Investment income	161	161	166
Acceptance by Crown Entity of employee benefits and other liabilities	423	423	433
Other revenue	8,600	5,000	21,000

Total Revenue	77,161	74,501	61,198

Net Result	(4,634)	(3,755)	2,345

Budget Estimates 2012-13	7 - 87

New South Wales Electoral Commission

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,203	1,603	4,889
Receivables	534	534	534
Inventories	100	100	100
Other	50	50	50

Total Current Assets	1,887	2,287	5,573

Non Current Assets
Property, plant and equipment -
Plant and equipment	1,591	1,887	3,151
Intangibles	17,781	17,014	14,968

Total Non Current Assets	19,372	18,901	18,119

Total Assets	21,259	21,188	23,692

Liabilities
Current Liabilities
Payables	2,268	1,768	1,768
Provisions	1,191	1,191	1,250
Other	250	—	—

Total Current Liabilities	3,709	2,959	3,018

Non Current Liabilities
Other	600	400	500

Total Non Current Liabilities	600	400	500

Total Liabilities	4,309	3,359	3,518

Net Assets	16,950	17,829	20,174

Equity
Accumulated funds	16,950	17,829	20,174

Total Equity	16,950	17,829	20,174

7 - 88	Budget Estimates 2012-13

New South Wales Electoral Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	10,076	10,074	10,728
Other	67,566	64,508	47,561

Total Payments	77,642	74,582	58,289

Receipts
Recurrent appropriation	74,178	70,578	53,815
Capital appropriation	1,760	1,760	4,190
Sale of goods and services	637	1,577	2,594
Interest	150	150	166
Cash transfers to the Consolidated Fund	(8,800)	(5,200)	(21,000)
Other	11,501	7,901	26,000

Total Receipts	79,426	76,766	65,765

Net Cash Flows From Operating Activities	1,784	2,184	7,476

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(1,697)	(176)	(4,127)
Other	(63)	(1,584)	(63)

Net Cash Flows From Investing Activities	(1,760)	(1,760)	(4,190)

Net Increase/(Decrease) in Cash	24	424	3,286

Opening Cash and Cash Equivalents	1,179	1,179	1,603

Closing Cash and Cash Equivalents	1,203	1,603	4,889

Cash Flow Reconciliation
Net result	(4,634)	(3,755)	2,345
Non cash items added back	5,080	5,551	4,972
Change in operating assets and liabilities	1,338	388	159

Net Cash Flows From Operating Activities	1,784	2,184	7,476

Budget Estimates 2012-13	7 - 89

Ombudsman’s Office

Introduction

The Ombudsman’s Office is an independent review body. It aims to ensure public and private sector bodies within its jurisdiction fulfil their functions properly. The Ombudsman is accountable to the public through the Parliament of New South Wales.

The office operates under a range of legislation, including the Ombudsman Act 1974, the Community Services (Complaints, Reviews and Monitoring) Act 1993 and the Police Act 1990.

Services

The office’s key service involves investigating, resolving, overseeing and scrutinising complaints.

2012-13 Budget Highlights

In 2012-13, the total expenses for the Ombudsman’s Office will be $26.3 million. Key initiatives include:

•	reporting on the office’s audit of the interagency plan to tackle Aboriginal child sexual assault

•	developing electronic tools for agencies to report public interest disclosures

•	monitoring and reporting on the implementation of the office’s recommendations for the Keep Them Safe program, and for Aboriginal disadvantage, Taser use and asbestos issues

•	proposing legislative amendments to improve the public interest disclosure regime

•	supporting the Child Death Review Team by improving the collection and use of information, undertaking targeted research and publishing issue papers on significant matters.

7 - 90	Budget Estimates 2012-13

Ombudsman’s Office

Service Group Statements

Complaint resolution, investigation, oversight and scrutiny

Service description:	This service group covers the independent resolution, investigation or oversight of complaints made by the public about agencies within the jurisdiction of the Ombudsman and the scrutiny of complaint handling and other systems of those agencies.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Written complaints and notifications about public sector and certain non-government agencies	no.	8,712	8,917	8,300	9,500	9,000
Telephone complaints/inquiries received	no.	23,797	24,147	23,000	23,700	23,000
Time spent on visiting services by Community Visitors	hours	5,941	5,927	5,600	6,000	6,000
Initial assessment of complaints and advice to complainants (where relevant) within 10 days	%	n.a.	98	80	96	80
Initial assessment of agency notifications and advice to agency (where relevant) within 10 days	%	n.a.	92	80	93	80

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	25,548	26,188	26,270

Capital Expenditure	219	248	294

Budget Estimates 2012-13	7 - 91

Ombudsman’s Office

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	20,233	21,337	21,435
Other operating expenses	4,744	4,329	4,362
Depreciation and amortisation	571	522	473

TOTAL EXPENSES EXCLUDING LOSSES	25,548	26,188	26,270

Revenue
Recurrent appropriation	23,406	23,946	24,044
Capital appropriation	219	248	294
Sales of goods and services	434	501	501
Investment income	38	38	35
Grants and contributions	—	33	—
Acceptance by Crown Entity of employee benefits and other liabilities	748	968	874
Other revenue	17	17	16

Total Revenue	24,862	25,751	25,764

Net Result	(686)	(437)	(506)

7 - 92	Budget Estimates 2012-13

Ombudsman’s Office

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	944	944	783
Receivables	589	439	315

Total Current Assets	1,533	1,383	1,098

Non Current Assets
Property, plant and equipment -
Plant and equipment	841	781	642
Intangibles	373	511	471

Total Non Current Assets	1,214	1,292	1,113

Total Assets	2,747	2,675	2,211

Liabilities
Current Liabilities
Payables	714	701	638
Provisions	1,863	1,551	1,654

Total Current Liabilities	2,577	2,252	2,292

Non Current Liabilities
Provisions	20	30	32

Total Non Current Liabilities	20	30	32

Total Liabilities	2,597	2,282	2,324

Net Assets	150	393	(113)

Equity
Accumulated funds	150	393	(113)

Total Equity	150	393	(113)

Budget Estimates 2012-13	7 - 93

Ombudsman’s Office

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	19,268	20,460	20,445
Other	5,259	4,318	4,372

Total Payments	24,527	24,778	24,817

Receipts
Recurrent appropriation	23,406	23,946	24,044
Capital appropriation	219	248	294
Sale of goods and services	434	501	501
Interest	31	36	50
Grants and contributions	—	33	—
Other	527	133	61

Total Receipts	24,617	24,897	24,950

Net Cash Flows From Operating Activities	90	119	133

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(119)	(29)	(190)
Other	(100)	(219)	(104)

Net Cash Flows From Investing Activities	(219)	(248)	(294)

Net Increase/(Decrease) in Cash	(129)	(129)	(161)

Opening Cash and Cash Equivalents	1,073	1,073	944

Closing Cash and Cash Equivalents	944	944	783

Cash Flow Reconciliation
Net result	(686)	(437)	(506)
Non cash items added back	571	522	473
Change in operating assets and liabilities	205	34	166

Net Cash Flows From Operating Activities	90	119	133

7 - 94	Budget Estimates 2012-13

Policy Integrity Commission

Introduction

The Police Integrity Commission prevents, detects and investigates serious misconduct by NSW Police Force and New South Wales Crime Commission officers.

The commission aims to increase public confidence in the integrity of these agencies. It also oversees other agencies that investigate serious police misconduct.

The commission operates under the Police Integrity Commission Act 1996.

Services

The commission’s key service involves investigating, researching and managing complaints.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$18.8 million on detecting and investigating serious misconduct within the NSW Police Force and misconduct within the New South Wales Crime Commission

•

$1.5 million on strategies to prevent misconduct, including continued research projects to strengthen the capacity of the NSW Police Force and the New South Wales Crime Commission to manage corruption risk.

Budget Estimates 2012-13	7 - 95

Policy Integrity Commission

Service Group Statements

Investigations, research and complaint management

Service description:	This service group covers the detection and investigation of serious misconduct by police and others and the development of effective research projects leading to recommendations for reform and practice improvements within the NSW Police Force and New South Wales Crime Commission.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Current major investigations	no.	20	42	45	44	45
Research projects and reports including reform recommendations	no.	3	4	3	3	3
Complaints received	no.	1,020	1,186	1,200	1,160	1,200

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	20,457	20,169	20,297

Capital Expenditure	1,790	1,790	1,790

7 - 96	Budget Estimates 2012-13

Policy Integrity Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	14,184	14,276	14,310
Other operating expenses	4,837	4,567	4,576
Depreciation and amortisation	1,411	1,301	1,411
Finance costs	25	25	—

TOTAL EXPENSES EXCLUDING LOSSES	20,457	20,169	20,297

Revenue
Recurrent appropriation	18,147	18,147	17,976
Capital appropriation	1,790	1,790	1,790
Investment income	90	90	84
Acceptance by Crown Entity of employee benefits and other liabilities	680	680	697
Other revenue	—	51	—

Total Revenue	20,707	20,758	20,547

Gain/(loss) on disposal of non current assets	—	35	—

Net Result	250	624	250

Budget Estimates 2012-13	7 - 97

Policy Integrity Commission

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,604	1,858	1,822
Receivables	407	407	364

Total Current Assets	2,011	2,265	2,186

Non Current Assets
Property, plant and equipment -
Land and building	411	404	254
Plant and equipment	2,449	2,551	3,055
Intangibles	492	517	542

Total Non Current Assets	3,352	3,472	3,851

Total Assets	5,363	5,737	6,037

Liabilities
Current Liabilities
Payables	649	649	649
Provisions	1,115	1,115	1,165

Total Current Liabilities	1,764	1,764	1,814

Non Current Liabilities
Other	700	700	700

Total Non Current Liabilities	700	700	700

Total Liabilities	2,464	2,464	2,514

Net Assets	2,899	3,273	3,523

Equity
Reserves	186	186	186
Accumulated funds	2,713	3,087	3,337

Total Equity	2,899	3,273	3,523

7 - 98	Budget Estimates 2012-13

Policy Integrity Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	13,375	13,467	13,563
Other	5,277	5,007	5,164

Total Payments	18,652	18,474	18,727

Receipts
Recurrent appropriation	18,147	18,147	17,976
Capital appropriation	1,790	1,790	1,790
Interest	91	91	105
Cash transfers to the Consolidated Fund	(164)	(164)	—
Other	585	636	610

Total Receipts	20,449	20,500	20,481

Net Cash Flows From Operating Activities	1,797	2,026	1,754

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	35	—
Purchases of property, plant and equipment	(1,490)	(1,490)	(1,590)
Other	(300)	(300)	(200)

Net Cash Flows From Investing Activities	(1,790)	(1,755)	(1,790)

Net Increase/(Decrease) in Cash	7	271	(36)

Opening Cash and Cash Equivalents	1,597	1,587	1,858

Closing Cash and Cash Equivalents	1,604	1,858	1,822

Cash Flow Reconciliation
Net result	250	624	250
Non cash items added back	1,411	1,286	1,411
Change in operating assets and liabilities	136	116	93

Net Cash Flows From Operating Activities	1,797	2,026	1,754

Budget Estimates 2012-13	7 - 99

Public Service Commission

Introduction

The Public Service Commission aims to ensure the public sector workforce delivers government programs and services to the people of New South Wales. It leads the sector and advises the Government on workforce-related operational and policy issues.

The commission was established in November 2011. It operates under the Public Sector Employment and Management Act 2002.

Services

The commission’s key service is to improve government service delivery by enhancing public sector capability and addressing workforce issues.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•

$2.4 million to conduct leadership development programs for Senior Executive Service officers at Level 4 and above, ensuring New South Wales has the best qualified and most capable public sector leadership in Australia

•	$1.4 million to develop and run workforce management programs on topics such as ethics, accountability, attraction and retention, and sector mobility.

7 - 100	Budget Estimates 2012-13

Public Service Commission

Service Group Statements

Services and Capabilities Improvement

Service description:	This service group covers the promotion and maintenance of the highest levels of integrity, impartiality, accountability, capability and leadership across the public sector through innovative human capital management policies and programs.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	28,227	18,672	31,490

Capital Expenditure	3,306	2,556	1,750

Budget Estimates 2012-13	7 - 101

Public Service Commission

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	10,249	10,250	11,410
Other operating expenses	17,958	8,402	19,366
Depreciation and amortisation	20	20	714

TOTAL EXPENSES EXCLUDING LOSSES	28,227	18,672	31,490

Revenue
Recurrent appropriation	27,407	17,852	29,954
Capital appropriation	3,306	2,556	1,750
Acceptance by Crown Entity of employee benefits and other liabilities	—	264	304
Other revenue	800	800	822

Total Revenue	31,513	21,472	32,830

Net Result	3,286	2,800	1,340

7 - 102	Budget Estimates 2012-13

Public Service Commission

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	—	1,920	2,224
Receivables	—	590	590

Total Current Assets	—	2,510	2,814

Non Current Assets
Property, plant and equipment -
Land and building	—	—	900
Plant and equipment	3,286	2,536	2,672

Total Non Current Assets	3,286	2,536	3,572

Total Assets	3,286	5,046	6,386

Liabilities
Current Liabilities
Payables	—	2,045	2,045
Provisions	—	675	675

Total Current Liabilities	—	2,720	2,720

Total Liabilities	—	2,720	2,720

Net Assets	3,286	2,326	3,666

Equity
Accumulated funds	3,286	2,326	3,666

Total Equity	3,286	2,326	3,666

Budget Estimates 2012-13	7 - 103

Public Service Commission

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	10,249	9,271	11,106
Other	17,958	7,044	19,366

Total Payments	28,207	16,315	30,472

Receipts
Recurrent appropriation	27,407	17,852	29,954
Capital appropriation	3,306	2,556	1,750
Other	800	383	822

Total Receipts	31,513	20,791	32,526

Net Cash Flows From Operating Activities	3,306	4,476	2,054

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3,306)	(2,556)	(1,750)

Net Cash Flows From Investing Activities	(3,306)	(2,556)	(1,750)

Net Increase/(Decrease) in Cash	—	1,920	304

Opening Cash and Cash Equivalents	—	—	1,920

Closing Cash and Cash Equivalents	—	1,920	2,224

Cash Flow Reconciliation
Net result	3,286	2,800	1,340
Non cash items added back	20	20	714
Change in operating assets and liabilities	—	1,656	—

Net Cash Flows From Operating Activities	3,306	4,476	2,054

7 - 104	Budget Estimates 2012-13

8.	Trade and Investment, Regional Infrastructure and Services Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Department of Trade and Investment, Regional Infrastructure and Services
Service Group
Industry Innovation and Investment	768.6	346.2	(55.0)	8.5	12.1	42.2
Resources and Energy	290.2	344.2	18.6	1.0	3.2	238.6
Primary Industries	1,081.3	978.9	(9.5)	45.8	44.5	(2.9)
Personnel Services	261.4	283.1	8.3	—	—	—
Cluster Grant Funding	35.7	578.6	N/A	—	—	—

Total	2,437.3	2,531.0	3.8	55.2	59.8	8.2

Independent Liquor and Gaming Authority
Service Group
Casino Control	7.6	8.1	5.9	0.1	0.1	—

Total	7.6	8.1	5.9	0.1	0.1	—

New South Wales Rural Assistance Authority
Service Group
Financial Assistance to Farmers and Small Businesses	61.2	16.5	(73.1)	0.1	0.1	—

Total	61.2	16.5	(73.1)	0.1	0.1	—

Art Gallery of New South Wales

Total	51.5	46.6	(9.6)	6.8	5.2	(23.4)

Australian Museum

Total	39.9	41.7	4.4	5.3	3.3	(37.2)

Catchment Management Authorities

Total	128.0	118.3	(7.6)	0.3	0.3	—

Destination NSW

Total	117.9	131.8	11.7	0.2	3.2	>999.9

Budget Estimates 2012-13	8 - 1

Trade and Investment, Regional Infrastructure and Services Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Museum of Applied Arts and Sciences

Total	53.7	45.8	(14.8)	15.5	5.8	(62.9)

New South Wales Film and Television Office

Total	9.7	12.2	25.8	—	0.2	N/A

NSW Food Authority

Total	22.4	22.3	(0.8)	1.0	1.5	50.0

State Library of New South Wales

Total	88.2	89.7	1.7	29.0	23.8	(18.1)

Water Administration Ministerial Corporation

Total	43.9	51.3	16.9	—	—	—

8 - 2	Budget Estimates 2012-13

Trade and Investment, Regional Infrastructure and Services Cluster

Introduction

The Trade and Investment, Regional Infrastructure and Services cluster drives sustainable economic growth in New South Wales. It supports businesses and industries across the state to foster investment, innovation and business improvement in all sectors.

The Trade and Investment, Regional Infrastructure and Services cluster is the lead for achieving the following NSW 2021 goals.

•	Improve the performance of the NSW economy.

•	Drive economic growth in regional NSW.

•	Increase the competitiveness of doing business in NSW.

•	Secure potable water supplies.

•	Enhance cultural, creative, sporting and recreation opportunities.

It is also the co-lead for the NSW 2021 goal to increase opportunities for people to look after their own neighbourhoods and environments.

The cluster’s work includes:

•	promoting trade and investment within the state and in key international markets

•	providing business support, technical knowledge and science and research capabilities to industry

•	developing and sustaining profitable food and fibre industries, and demonstrating best-practice natural resource management

•	securing and regulating gas, electricity, mineral resources and water supplies

•	supporting the hospitality, racing, art and cultural sectors

•

developing the State’s creative sectors and cultural heritage through the NSW Film and Television Office, Museum of Applied Arts and Sciences, State Library of New South Wales and other State cultural institutions

•	regulating casinos; licensing liquor, gaming and registered club industries; promoting tourism; and securing major events.

Budget Estimates 2012-13	8 - 3

Trade and Investment, Regional Infrastructure and Services Cluster

Services

The cluster’s key services are:

Primary Industries

•	enabling knowledge transfer and research to promote industry competitiveness, practice change and sustainable agricultural development

•

planning, managing and regulating the sustainable use of commercial and recreational fisheries and improving biosecurity, including providing a biosecurity framework that supports primary industries and efficient food and fibre production

•

managing sustainable water sharing, licensing, allocation and trading arrangements; coordinating the State’s involvement in interstate water management; policy development for urban water industries; managing regional water supply and sewerage programs; aiding water recycling; and helping non-metropolitan utilities apply best practice

•	managing Crown lands to ensure industry and communities have access to government land stocks, to support economic, social and infrastructure development needs.

Industry Innovation and Investment

•	working with regional and statewide businesses, industries and trading partners to promote trade, investment, employment and innovation

•

regulating and advising the hospitality and racing industries and supporting the screen, arts and cultural sectors by developing policy, fostering business opportunities, encouraging participation, funding programs and providing infrastructure.

Resources and Energy

•

supporting the mining and mineral resources industries by producing geoscientific information, managing titles, improving safety and environmental performance, and satisfying community and industry information needs on resource project assessment and compliance

•

maintaining frameworks to support a competitive energy market, reliable and secure energy supplies and a sustainable energy mix, as well as delivering customer assistance programs and monitoring the performance of electricity and gas networks and licensed pipelines.

8 - 4	Budget Estimates 2012-13

Trade and Investment, Regional Infrastructure and Services Cluster

Other services performed within the Cluster

•	securing major events and boosting tourism to support the State economy

•	regulating and monitoring food safety to reduce food-borne illness and aid community health

•	managing catchments to help communities achieve natural resource management priorities

•	acquiring, maintaining and displaying art, natural history and cultural collections, and providing library services, exhibitions, public programs and online services

•	licensing, supervising, controlling and monitoring legal casino gaming, and conducting statutory investigations of casino operations

•	giving financial aid to farmers and small businesses, such as loans and grants to help them recover from natural disasters or interest subsidies in exceptional circumstances

•	supporting small business by providing advocacy, low-cost dispute resolution, advisory services, including advice on cutting red tape.

2012-13 Budget Highlights

In 2012-13, the total expenses for the Department of Trade and Investment, Regional Infrastructure and Services will be $2.5 billion.

Primary Industries

In 2012-13, key initiatives will include spending:

•	$64 million for the Country Towns Water Supply and Sewerage program to secure long-term potable water supplies and manage effluent effectively in regional communities

•	$17 million for the Aboriginal Communities Water and Sewerage program to improve water and sewerage services for eligible Aboriginal communities

•	$15 million for coastal infrastructure repairs to maritime assets on Crown land

•	$11 million to control noxious weeds to improve agricultural productivity and protect the environment

•	$9.8 million as the State’s share of operating costs and works programs for irrigation areas to improve agricultural productivity

•	$7.5 million to conserve and restore the Great Artesian Basin’s groundwater resources

•	$5.5 million to fulfil the Government’s commitments under the Tweed River Entrance Sand Bypassing Act 1995

•

$4.8 million as the State’s contribution to inter-jurisdictional national biosecurity arrangements to manage risks posed by pests, weeds, diseases and contaminants and to minimise their impact on the NSW economy, environment and communities

Budget Estimates 2012-13	8 - 5

Trade and Investment, Regional Infrastructure and Services Cluster

•	$3 million to develop a structural adjustment policy for fisheries to ensure a sustainable commercial fishing industry

•	$1.1 million to continue developing a land-use agricultural mapping policy to protect strategic agricultural land.

Resources and Energy

In 2012-13, key initiatives will include spending:

•	$180 million for the Low Income Household Rebate to help eligible customers pay their energy bills and contain electricity costs

•	$27 million to research, develop and demonstrate clean coal technologies as part of the Government’s $100 million commitment to the Coal Innovation NSW Fund

•	$15 million ($83 million over four years) on a new Family Energy Rebate, which will be introduced on 1 July 2012 to help eligible households with their energy costs.

Industry Innovation and Investment

In 2012-13, key initiatives will include spending:

•

$120 million to attract industry and develop businesses through the State Investment Attraction Scheme and the Regional Industries Investment Fund, which includes the Illawarra Innovation and Investment Fund, to improve the state’s economic performance, drive economic growth in regional areas and complement the Jobs Action Plan

•	$57 million for the Arts Funding program to enhance cultural and creative opportunities

•	$15 million for the Responsible Gambling Fund to help maintain social health and encourage responsible behaviour

•

$13 million for the Research Attraction and Acceleration program (combining the former Science Leveraging Fund and National ICT Australia) to support innovation and continued investment in the state’s research and development capacity

•

$12 million ($52 million over four years) in ClubGRANTS funding toward eligible community projects, including infrastructure projects that aim to increase participation in sport and recreational activities

•

$5.9 million from the initial $9.9 million allocation from the Resources for Regions program under Restart NSW to help meet the local infrastructure needs of Singleton and Muswellbrook, where pressures have arisen from the growth of the mining industry

•	$4 million for country racing to help secure the future of country race tracks.

8 - 6	Budget Estimates 2012-13

Trade and Investment, Regional Infrastructure and Services Cluster

Other Areas

In 2012-13, the cluster’s other key initiatives will include spending:

•	$185 million in operating grants to cultural institutions to help them enhance cultural, creative and recreational opportunities and to develop the cultural heritage of New South Wales

•

$122 million for infrastructure upgrades to cultural institutions, particularly the Sydney Opera House and State Library of New South Wales, to maintain the State’s cultural assets and benefit the community and economy

•	$100 million to the Catchment Management Authorities, including $35 million from the Commonwealth Caring for our Country program, to help communities address natural resource management priorities

•

$45 million to support major events such as Handa Opera on Sydney Harbour, Telstra 500 V8 Supercars, the Bledisloe Cup, Sydney International Art Series, the National Rugby League grand final and the Australian Open of Surfing, and to develop a Musicals Strategy to grow New South Wales as a global tourism and event destination

•

$28 million in tourism media and retail programs, including $10 million on international market development activities to grow the overnight visitor economy in Sydney and regional New South Wales, with emphasis on social media campaigns and digital marketing innovation

•

$11.5 million in 2012-13 for expansion of the Small Biz Connect program, the Small Business Commissioner and for a regulatory flying squad to tackle red tape encountered by small businesses across the state

•	$3.1 million for shared storage and access for the State’s cultural, historic and arts collections to preserve their heritage value, improve access and enrich community cultural wellbeing.

Budget Estimates 2012-13	8 - 7

Department of Trade and Investment, Regional Infrastructure and Services

Service Group Statements

Industry Innovation and Investment

Service description:	This service group covers supporting businesses and industries to advance trade, investment, research excellence, innovation, employment and competitiveness, and includes strong support for the regions, developing strategies to attract major events and boost tourism, regulating and advising the hospitality and racing industries, and supporting the arts and cultural sectors.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Jobs impact of major investment projects supported by the Department (a)	no.	11,059	15,379	8,000	8,000	8,000
Companies assisted through export facilitation services	no.	4,249	6,369	6,000	5,500	6,000
Occupation rate for Arts NSW properties (b)%		91	81	82	85	85
Licensed venues audited or reviewed (c)%		10	15	10	12	10

(a)	2011-12 figures need to be seen in conjunction with the Office of State Revenue Jobs Action Plan figures when compared to the 2010-11 figure as the Jobs Action Plan is now administered by the Office of State Revenue.
(b)	Arts NSW provides subsidised rental to many arts organisations through its property portfolio and grants provided through the Arts Funding Program. The decrease in occupancy rate from 2009-10 to 2010-11 is due to the addition of the currently undeveloped Pier 2/3 at Walsh Bay to the property portfolio.
(c)	2011-12 Revised figure is higher than the 2011-12 Forecast figure arising from implementation of ‘Three-strikes’ legislation and risk-based audit activity.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	768,631	346,790	346,156
Expense Items of Interest:
Grants and Subsidies
Arts Funding Program	—	58,123	57,019
ClubGRANTS Fund	—	8,000	12,000
Regional Industries Investment Fund	—	45,311	43,854
Research Attraction and Acceleration Program (b)	—	—	12,338
Responsible Gambling Fund	—	14,500	15,400
State Investment Attraction Scheme (c)	—	51,595	75,999

Capital Expenditure	8,508	8,780	12,097

(a)	The decrease from the 2011-12 Budget is due to a reallocation of grants and subsidies paid to agencies within the cluster to the ‘Cluster Grant Funding’ service group.
(b)	This figure excludes the non-grant expense relating to the program.
(c)	This figure includes funding provided to Destination NSW.

8 - 8	Budget Estimates 2012-13

Department of Trade and Investment, Regional Infrastructure and Services

Resources and Energy

Service description:	This service group covers supporting the mineral resources industries by developing geoscientific information, managing titles and improving safety and environmental performance, maintaining frameworks to support a competitive energy market, reliable and secure energy supplies and a sustainable energy mix, delivering customer assistance programs and monitoring electricity and gas networks and licensed pipelines.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Mine safety regulation:
Investigations of operational safety	no.	517	492	500	400	400
Enforcement actions	no.	1,345	1,485	1,400	1,350	1,350
Mine environmental regulation:
Audits, assessments, investigations and enforcements	no.	855	905	950	950	950
Energy regulation administration:
Total number of licences granted under the Pipelines Act 1967	no.	34	35	40	35	40
Conveyance searches	no.	3,536	3,547	3,500	3,461	3,350

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	290,192	248,602	344,158
Expense Items of Interest:
Grants and Subsidies
Low Income Household Rebate	152,000	143,000	179,740
Family Energy Rebate (a)	—	—	12,496

Capital Expenditure	955	650	3,234

(a)	This figure excludes the non-grant expense relating to the program.

Budget Estimates 2012-13	8 - 9

Department of Trade and Investment, Regional Infrastructure and Services

Primary Industries

Service description:	This service group covers supporting strong regional communities through research, knowledge transfer, planning and regulating the sustainable management of agriculture and fisheries sectors, improving biosecurity, delivering sustainable water management, regional water supply and sewerage programs and managing Crown lands and catchments.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Farmers attending PROfarm training activities (a)	no.	5,142	3,719	4,500	3,000	3,000
Native fish stocked in NSW freshwater	mill	2.8	2.2	2.2	2.0	2.2
Fisheries compliance actions (b)	no.	2,211	2,743	2,275	2,345	2,300
Pest and disease monitoring programs in place	no.	40	40	41	41	45
Water sharing arrangements in place or commenced	%	54	62	86	77	90
Water supply and sewerage projects completed	no.	385	466	482	482	494
Gross revenue collected from Crown land tenures	$m	64.7	58.4	60.0	58.9	60.6

(a)	Reduced demand brought about by the wet seasonal conditions, with farmers reluctant to commit to formal courses due to increased farm duties.
(b)	Compliance actions include prosecutions and self-enforcing infringement notices.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	1,081,306	916,171	978,947
Expense Items of Interest:
Grants and Subsidies
Country Towns Water Supply and Sewerage Program (b)	77,433	53,533	57,587
Irrigation area asset renewals	9,761	9,761	9,761
Rehabilitation of artesian bores	7,538	7,538	7,538

Capital Expenditure	45,786	42,724	44,463

(a)	The decrease from the 2011-12 Budget is due to a reallocation of grants and subsidies paid to agencies within the cluster to the ‘Cluster Grant Funding’ service group.
(b)	This figure excludes the non-grant expense relating to the program.

8 - 10	Budget Estimates 2012-13

Department of Trade and Investment, Regional Infrastructure and Services

Personnel Services

Service description:	This service group covers provision of personnel services to Forests NSW, the Mine Subsidence Board, Art Gallery of New South Wales, State Library of New South Wales, Sydney Opera House Trust, Australian Museum, Independent Liquor and Gaming Authority, New South Wales Film and Television Office and Catchment Management Authorities.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	261,439	285,877	283,080

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Trade and Investment, Regional Infrastructure and Services cluster. This includes funding to the Catchment Management Authorities, Destination NSW, Forests NSW, Game Council NSW, Independent Liquor and Gaming Authority, New South Wales Film and Television Office, NSW Food Authority, New South Wales Rural Assistance Authority and the Cultural Institutions.

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses (a)	35,691	564,640	578,615
Expense Items of Interest:
Grants and Subsidies
Catchment Management Authorities	—	101,764	100,073
Destination NSW (b)	—	122,849	124,512
Forests NSW	—	9,557	9,557
Game Council NSW	—	2,565	2,565
Independent Liquor and Gaming Authority	7,042	7,042	6,468
New South Wales Film and Television Office	—	8,571	9,890
New South Wales Rural Assistance Authority	28,649	26,958	3,596
NSW Food Authority	—	12,949	12,233
Art Gallery of New South Wales	—	30,153	29,357
Australian Museum	—	28,960	26,528
Museum of Applied Arts and Sciences	—	34,837	33,010
State Library of New South Wales	—	79,331	85,511
Sydney Opera House	—	99,104	135,315

(a)	The increase in expenses is mainly due to a reallocation of grants paid to other agencies in the cluster from the ‘Industry Innovation and Investment’ and the ‘Primary Industries’ service groups to this service group.
(b)	This figure excludes funding sourced from the State and Investment Attraction Scheme.

Budget Estimates 2012-13	8 - 11

Department of Trade and Investment, Regional Infrastructure and Services

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	703,100	741,636	729,147
Other operating expenses	285,915	271,249	352,434
Depreciation and amortisation	42,885	82,729	89,797
Grants and subsidies	1,379,381	1,241,339	1,328,590
Finance costs	1,655	1,180	1,655
Other expenses	24,323	23,947	29,333

TOTAL EXPENSES EXCLUDING LOSSES	2,437,259	2,362,080	2,530,956

Revenue
Recurrent appropriation	1,618,430	1,557,238	1,684,050
Capital appropriation	50,092	46,997	50,745
Asset sale proceeds transferred to the Crown Entity	(65,041)	(64,678)	(62,678)
Sales of goods and services	497,398	498,466	535,484
Investment income	9,486	26,788	15,750
Retained taxes, fees and fines	16,621	17,221	17,087
Grants and contributions	135,496	132,222	131,470
Acceptance by Crown Entity of employee benefits and other liabilities	45,214	47,261	45,754
Other revenue	14,772	16,464	18,707

Total Revenue	2,322,468	2,277,979	2,436,369

Gain/(loss) on disposal of non current assets	246	(1,457)	341
Other gains/(losses)	(5,488)	(5,384)	(5,488)

Net Result	(120,033)	(90,942)	(99,734)

8 - 12	Budget Estimates 2012-13

Department of Trade and Investment, Regional Infrastructure and Services

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	265,909	294,480	316,940
Receivables	164,943	168,293	168,631
Other financial assets	6,115	6,065	6,898
Inventories	29,890	29,216	29,856
Assets held for sale	2,199	2,199	2,199
Other	5,145	5,145	5,866

Total Current Assets	474,201	505,398	530,390

Non Current Assets
Receivables	170,452	178,467	174,848
Other financial assets	99,680	97,076	98,138
Inventories	19,053	19,053	16,533
Property, plant and equipment -
Land and building	6,221,552	6,358,223	6,214,894
Plant and equipment	49,068	49,015	46,722
Infrastructure systems	1,045,076	1,001,454	1,002,450
Intangibles	182,901	167,391	175,188

Total Non Current Assets	7,787,782	7,870,679	7,728,773

Total Assets	8,261,983	8,376,077	8,259,163

Liabilities
Current Liabilities
Payables	97,922	96,065	97,611
Borrowings at amortised cost	1,419	1,419	951
Other financial liabilities at fair value	1,891	1,891	1,891
Provisions	160,583	160,583	151,827
Other	14,360	14,360	14,487

Total Current Liabilities	276,175	274,318	266,767

Non Current Liabilities
Borrowings at amortised cost	9,337	11,030	10,562
Other financial liabilities at fair value	2,065	2,065	2,065
Provisions	55,816	61,629	61,632
Other	563,024	643,024	573,024

Total Non Current Liabilities	630,242	717,748	647,283

Total Liabilities	906,417	992,066	914,050

Net Assets	7,355,566	7,384,011	7,345,113

Equity
Reserves	159,841	149,255	215,365
Accumulated funds	7,195,725	7,234,756	7,129,748

Total Equity	7,355,566	7,384,011	7,345,113

Budget Estimates 2012-13	8 - 13

Department of Trade and Investment, Regional Infrastructure and Services

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	634,319	664,028	689,006
Grants and subsidies	1,275,857	1,188,344	1,235,983
Finance costs	1,639	1,164	1,639
Other	367,149	348,952	442,629

Total Payments	2,278,964	2,202,488	2,369,257

Receipts
Recurrent appropriation	1,618,430	1,557,238	1,684,050
Capital appropriation	50,092	46,997	50,745
Asset sale proceeds transferred to the Crown Entity	(363)	—	—
Sale of goods and services	511,505	495,618	540,509
Interest	8,823	26,125	15,085
Grants and contributions	53,423	57,780	47,076
Cash transfers to the Consolidated Fund	(87,794)	(85,376)	(67,952)
Other	143,126	147,820	158,038

Total Receipts	2,297,242	2,246,202	2,427,551

Net Cash Flows From Operating Activities	18,278	43,714	58,294

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	26,932	25,394	25,027
Advance repayments received	3,421	5,197	50
Purchases of property, plant and equipment	(47,630)	(46,407)	(44,708)
Advances made	(2,500)	—	(165)
Other	(7,560)	(10,080)	(15,086)

Net Cash Flows From Investing Activities	(27,337)	(25,896)	(34,882)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(5,460)	(3,767)	(952)
Other	(1,053)	(1,053)	—

Net Cash Flows From Financing Activities	(6,513)	(4,820)	(952)

Net Increase/(Decrease) in Cash	(15,572)	12,998	22,460

Opening Cash and Cash Equivalents	281,481	281,482	294,480

Closing Cash and Cash Equivalents	265,909	294,480	316,940

Cash Flow Reconciliation
Net result	(120,033)	(90,942)	(99,734)
Non cash items added back	130,605	129,760	167,037
Change in operating assets and liabilities	7,706	4,896	(9,009)

Net Cash Flows From Operating Activities	18,278	43,714	58,294

8 - 14	Budget Estimates 2012-13

Independent Liquor and Gaming Authority

Service Group Statements

Casino Control

Service description:	This service group covers administration of systems for the licensing, supervision, control and monitoring of legal casino gaming in New South Wales.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Penalty infringement notices issued	no.	163	149	160	150	155
Casino regulatory approvals and employee licences granted	no.	420	449	922	1,031	734

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	7,633	12,629	8,081

Capital Expenditure	70	61	70

Budget Estimates 2012-13	8 - 15

Independent Liquor and Gaming Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	7,551	12,571	7,999
Depreciation and amortisation	82	58	82

TOTAL EXPENSES EXCLUDING LOSSES	7,633	12,629	8,081

Revenue
Sales of goods and services	166	1,180	1,171
Investment income	148	181	152
Retained taxes, fees and fines	—	2,685	—
Grants and contributions	7,308	7,299	6,734
Other revenue	—	—	13

Total Revenue	7,622	11,345	8,070

Net Result	(11)	(1,284)	(11)

8 - 16	Budget Estimates 2012-13

Independent Liquor and Gaming Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,656	5,396	4,397
Receivables	1,838	178	178

Total Current Assets	4,494	5,574	4,575

Non Current Assets
Property, plant and equipment -
Plant and equipment	53	81	61
Intangibles	28	15	23

Total Non Current Assets	81	96	84

Total Assets	4,575	5,670	4,659

Liabilities
Current Liabilities
Payables	589	618	618
Other	170	2,525	1,525

Total Current Liabilities	759	3,143	2,143

Non Current Liabilities
Other	6	6	6

Total Non Current Liabilities	6	6	6

Total Liabilities	765	3,149	2,149

Net Assets	3,810	2,521	2,510

Equity
Accumulated funds	3,810	2,521	2,510

Total Equity	3,810	2,521	2,510

Budget Estimates 2012-13	8 - 17

Independent Liquor and Gaming Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	7,564	10,229	8,899

Total Payments	7,564	10,229	8,899

Receipts
Sale of goods and services	240	1,254	1,171
Interest	160	193	152
Grants and contributions	7,042	7,033	6,468
Cash transfers to Consolidated Fund	(554)	(554)	—
Other	75	4,433	179

Total Receipts	6,963	12,359	7,970

Net Cash Flows From Operating Activities	(601)	2,130	(929)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(58)	(50)
Other	(20)	(3)	(20)

Net Cash Flows From Investing Activities	(70)	(61)	(70)

Net Increase/(Decrease) in Cash	(671)	2,069	(999)

Opening Cash and Cash Equivalents	3,327	3,327	5,396

Closing Cash and Cash Equivalents	2,656	5,396	4,397

Cash Flow Reconciliation
Net result	(11)	(1,284)	(11)
Non cash items added back	82	58	82
Change in operating assets and liabilities	(672)	3,356	(1,000)

Net Cash Flows From Operating Activities	(601)	2,130	(929)

8 - 18	Budget Estimates 2012-13

New South Wales Rural Assistance Authority

Service Group Statements

Financial Assistance to Farmers and Small Businesses

Service description:	This service group covers financial assistance through loans allowing farmers and small businesses to continue operations following natural disasters and helping farmers to improve land management practices. Assistance is also provided through the Natural Disaster Relief and Recovery grants program to farmers and small businesses following extreme natural disaster events.

		2009-10	2010-11	2011-12	2011-12	2012-13
	Units	Actual	Actual	Forecast	Revised	Forecast

Service measures:

Applications for assistance
Processed (a)	no.	9,012	9,299	6,620	9,290	1,010
Applications processed within time frames	%	50	71	90	90	90
Promotional activities	no.	8	7	5	5	5
Farm Debt Mediation applications determined	no.	95	92	120	106	120

(a)	Applications for assistance in 2011-12 reflect the extensive flood events in both 2010-11 and January to March 2012. Forecasts are based on known events and the forecast for 2012-13 reflects residual applications for assistance for the January to March 2012 floods.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	61,236	79,583	16,462

Capital Expenditure	50	50	50

Budget Estimates 2012-13	8 - 19

New South Wales Rural Assistance Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	2,295	2,420	1,978
Other operating expenses	1,275	2,615	1,259
Depreciation and amortisation	25	25	25
Grants and subsidies	50,441	67,323	5,900
Finance costs	7,200	7,200	7,300

TOTAL EXPENSES EXCLUDING LOSSES	61,236	79,583	16,462

Revenue
Investment income	7,763	7,805	7,879
Grants and contributions	154,840	165,784	8,596
Acceptance by Crown Entity of employee benefits and other liabilities	146	146	150
Other revenue	14	14	14

Total Revenue	162,763	173,749	16,639

Net Result	101,527	94,166	177

8 - 20	Budget Estimates 2012-13

New South Wales Rural Assistance Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	16,003	23,082	21,804
Receivables	1,725	1,725	1,755
Other financial assets	14,079	14,079	17,079

Total Current Assets	31,807	38,886	40,638

Non Current Assets
Other financial assets	97,834	128,434	128,374
Property, plant and equipment -
Plant and equipment	72	72	97

Total Non Current Assets	97,906	128,506	128,471

Total Assets	129,713	167,392	169,109

Liabilities
Current Liabilities
Payables	5,277	5,277	5,277
Borrowings at amortised cost	13,934	13,934	16,934
Provisions	301	1,701	301

Total Current Liabilities	19,512	20,912	22,512

Non Current Liabilities
Borrowings at amortised cost	98,160	128,760	128,700
Provisions	5	5	5

Total Non Current Liabilities	98,165	128,765	128,705

Total Liabilities	117,677	149,677	151,217

Net Assets	12,036	17,715	17,892

Equity
Accumulated funds	12,036	17,715	17,892

Total Equity	12,036	17,715	17,892

Budget Estimates 2012-13	8 - 21

New South Wales Rural Assistance Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2,260	2,385	1,828
Grants and subsidies	50,441	67,323	5,900
Finance costs	4,200	4,200	4,300
Other	103,050	89,941	3,559

Total Payments	159,951	163,849	15,587

Receipts
Interest	503	536	549
Grants and contributions	149,840	156,184	5,596
Cash transfers to the Consolidated Fund	(2,602)	(2,602)	—
Other	6,766	11,366	3,914

Total Receipts	154,507	165,484	10,059

Net Cash Flows From Operating Activities	(5,444)	1,635	(5,528)

Cash Flows From Investing Activities
Advance repayments received	20,715	20,715	21,360
Purchases of property, plant and equipment	(50)	(50)	(50)
Advances made	(15,000)	(45,600)	(17,000)

Net Cash Flows From Investing Activities	5,665	(24,935)	4,310

Cash Flows From Financing Activities
Proceeds from borrowings and advances	15,000	45,600	17,000
Repayment of borrowings and advances	(16,660)	(16,660)	(17,060)

Net Cash Flows From Financing Activities	(1,660)	28,940	(60)

Net Increase/(Decrease) in Cash	(1,439)	5,640	(1,278)

Opening Cash and Cash Equivalents	17,442	17,442	23,082

Closing Cash and Cash Equivalents	16,003	23,082	21,804

Cash Flow Reconciliation
Net result	101,527	94,166	177
Non cash items added back	(4,175)	(4,175)	(4,275)
Change in operating assets and liabilities	(102,796)	(88,356)	(1,430)

Net Cash Flows From Operating Activities	(5,444)	1,635	(5,528)

8 - 22	Budget Estimates 2012-13

Art Gallery of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	46,182	46,754	41,253
Depreciation and amortisation	5,334	5,483	5,330

TOTAL EXPENSES EXCLUDING LOSSES	51,516	52,237	46,583

Revenue
Sales of goods and services	11,528	13,589	9,808
Investment income	1,950	2,343	2,550
Grants and contributions	40,940	51,449	37,291
Other revenue	—	—	26

Total Revenue	54,418	67,381	49,675

Gain/(loss) on disposal of non current assets	—	24	—

Net Result	2,902	15,168	3,092

Budget Estimates 2012-13	8 - 23

Art Gallery of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	16,419	19,148	18,754
Receivables	1,553	1,550	1,555
Inventories	1,189	1,189	1,189

Total Current Assets	19,161	21,887	21,498

Non Current Assets
Other financial assets	18,540	18,589	20,189
Property, plant and equipment -
Land and building	196,135	196,673	197,087
Plant and equipment	848,194	1,107,573	1,109,101
Intangibles	211	62	—

Total Non Current Assets	1,063,080	1,322,897	1,326,377

Total Assets	1,082,241	1,344,784	1,347,875

Liabilities
Current Liabilities
Payables	6,278	6,278	6,278

Total Current Liabilities	6,278	6,278	6,278

Non Current Liabilities
Other	23	23	22

Total Non Current Liabilities	23	23	22

Total Liabilities	6,301	6,301	6,300

Net Assets	1,075,940	1,338,483	1,341,575

Equity
Reserves	325,348	575,035	575,035
Accumulated funds	750,592	763,448	766,540

Total Equity	1,075,940	1,338,483	1,341,575

8 - 24	Budget Estimates 2012-13

Art Gallery of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Other	42,997	44,659	40,070

Total Payments	42,997	44,659	40,070

Receipts
Sale of goods and services	11,013	13,074	9,808
Interest	1,727	1,727	1,750
Grants and contributions	30,591	30,591	29,806
Other	6,225	13,327	4,322

Total Receipts	49,556	58,719	45,686

Net Cash Flows From Operating Activities	6,559	14,060	5,616

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	222	—
Proceeds from sale of investments	—	1,144	—
Purchases of property, plant and equipment	(6,635)	(11,973)	(5,210)
Purchases of investments	(800)	(1,600)	(800)

Net Cash Flows From Investing Activities	(7,435)	(12,207)	(6,010)

Net Increase/(Decrease) in Cash	(876)	1,853	(394)

Opening Cash and Cash Equivalents	17,295	17,295	19,148

Closing Cash and Cash Equivalents	16,419	19,148	18,754

Cash Flow Reconciliation
Net result	2,902	15,168	3,092
Non cash items added back	3,134	(1,610)	2,530
Change in operating assets and liabilities	523	502	(6)

Net Cash Flows From Operating Activities	6,559	14,060	5,616

Budget Estimates 2012-13	8 - 25

Australian Museum

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	35,030	36,334	36,803
Depreciation and amortisation	4,800	4,800	4,800
Grants and subsidies	87	87	87

TOTAL EXPENSES EXCLUDING LOSSES	39,917	41,221	41,690

Revenue
Sales of goods and services	7,060	8,396	9,591
Investment income	650	620	525
Grants and contributions	32,707	32,705	30,094
Other revenue	—	—	9

Total Revenue	40,417	41,721	40,219

Net Result	500	500	(1,471)

8 - 26	Budget Estimates 2012-13

Australian Museum

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	9,630	9,630	9,630
Receivables	1,731	1,731	1,731
Inventories	205	205	205

Total Current Assets	11,566	11,566	11,566

Non Current Assets
Receivables	366	366	366
Property, plant and equipment -
Land and building	214,926	214,926	214,290
Plant and equipment	1,215,972	1,215,972	1,215,137
Infrastructure systems	3,293	3,293	3,293
Intangibles	76	76	76

Total Non Current Assets	1,434,633	1,434,633	1,433,162

Total Assets	1,446,199	1,446,199	1,444,728

Liabilities
Current Liabilities
Payables	1,419	1,419	1,419
Provisions	2,314	2,314	2,314
Other	301	301	301

Total Current Liabilities	4,034	4,034	4,034

Non Current Liabilities
Borrowings at amortised cost	366	366	366
Other	26	26	26

Total Non Current Liabilities	392	392	392

Total Liabilities	4,426	4,426	4,426

Net Assets	1,441,773	1,441,773	1,440,302

Equity
Reserves	846,737	846,737	846,737
Accumulated funds	595,036	595,036	593,565

Total Equity	1,441,773	1,441,773	1,440,302

Budget Estimates 2012-13	8 - 27

Australian Museum

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	1,040	1,040	—
Grants and subsidies	87	87	87
Other	33,338	34,618	35,303

Total Payments	34,465	35,745	35,390

Receipts
Sale of goods and services	6,697	8,033	9,591
Interest	652	622	525
Grants and contributions	29,743	29,743	27,311
Other	1,580	1,578	1,292

Total Receipts	38,672	39,976	38,719

Net Cash Flows From Operating Activities	4,207	4,231	3,329

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(5,374)	(5,374)	(3,329)

Net Cash Flows From Investing Activities	(5,374)	(5,374)	(3,329)

Cash Flows From Financing Activities
Repayment of borrowings and advances	—	(24)	—

Net Cash Flows From Financing Activities	—	(24)	—

Net Increase/(Decrease) in Cash	(1,167)	(1,167)	—

Opening Cash and Cash Equivalents	10,797	10,797	9,630

Closing Cash and Cash Equivalents	9,630	9,630	9,630

Cash Flow Reconciliation
Net result	500	500	(1,471)
Non cash items added back	4,800	4,800	4,800
Change in operating assets and liabilities	(1,093)	(1,069)	—

Net Cash Flows From Operating Activities	4,207	4,231	3,329

8 - 28	Budget Estimates 2012-13

Border Rivers-Gwydir Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	30	5
Other operating expenses	4,379	3,914	4,112
Depreciation and amortisation	65	37	65
Grants and subsidies	4,016	3,941	4,091

TOTAL EXPENSES EXCLUDING LOSSES	8,465	7,922	8,273

Revenue
Investment income	100	195	145
Grants and contributions	7,093	7,023	6,973
Other revenue	600	310	555

Total Revenue	7,793	7,528	7,673

Net Result	(672)	(394)	(600)

Budget Estimates 2012-13	8 - 29

Border Rivers-Gwydir Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,920	2,662	2,104
Receivables	210	210	210

Total Current Assets	3,130	2,872	2,314

Non Current Assets
Property, plant and equipment -
Land and building	—	188	188
Plant and equipment	36	69	27

Total Non Current Assets	36	257	215

Total Assets	3,166	3,129	2,529

Liabilities
Current Liabilities
Payables	1,086	866	866
Provisions	194	194	194

Total Current Liabilities	1,280	1,060	1,060

Non Current Liabilities
Other	213	118	118

Total Non Current Liabilities	213	118	118

Total Liabilities	1,493	1,178	1,178

Net Assets	1,673	1,951	1,351

Equity
Accumulated funds	1,673	1,951	1,351

Total Equity	1,673	1,951	1,351

8 - 30	Budget Estimates 2012-13

Border Rivers-Gwydir Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	30	5
Grants and subsidies	4,016	3,941	4,091
Other	4,512	4,431	3,953

Total Payments	8,533	8,402	8,049

Receipts
Interest	100	195	145
Grants and contributions	6,934	6,934	6,814
Other	605	315	555

Total Receipts	7,639	7,444	7,514

Net Cash Flows From Operating Activities	(894)	(958)	(535)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(216)	(23)

Net Cash Flows From Investing Activities	(23)	(216)	(23)

Net Increase/(Decrease) in Cash	(917)	(1,174)	(558)

Opening Cash and Cash Equivalents	3,837	3,836	2,662

Closing Cash and Cash Equivalents	2,920	2,662	2,104

Cash Flow Reconciliation
Net result	(672)	(394)	(600)
Non cash items added back	65	37	65
Change in operating assets and liabilities	(287)	(601)	—

Net Cash Flows From Operating Activities	(894)	(958)	(535)

Budget Estimates 2012-13	8 - 31

Central West Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	5	1
Other operating expenses	4,099	4,812	4,391
Depreciation and amortisation	21	23	24
Grants and subsidies	4,837	4,837	4,837

TOTAL EXPENSES EXCLUDING LOSSES	8,962	9,677	9,253

Revenue
Investment income	100	130	100
Grants and contributions	8,446	8,477	8,299
Other revenue	654	1,166	654

Total Revenue	9,200	9,773	9,053

Net Result	238	96	(200)

8 - 32	Budget Estimates 2012-13

Central West Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,058	1,861	1,671
Receivables	466	466	466

Total Current Assets	2,524	2,327	2,137

Non Current Assets
Property, plant and equipment -
Plant and equipment	72	99	98

Total Non Current Assets	72	99	98

Total Assets	2,596	2,426	2,235

Liabilities
Current Liabilities
Payables	990	990	999
Provisions	404	404	404

Total Current Liabilities	1,394	1,394	1,403

Non Current Liabilities
Other	62	34	34

Total Non Current Liabilities	62	34	34

Total Liabilities	1,456	1,428	1,437

Net Assets	1,140	998	798

Equity
Accumulated funds	1,140	998	798

Total Equity	1,140	998	798

Budget Estimates 2012-13	8 - 33

Central West Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	5	1
Grants and subsidies	4,837	4,837	4,837
Other	4,023	4,733	4,193

Total Payments	8,865	9,575	9,031

Receipts
Interest	100	130	100
Grants and contributions	8,257	8,257	8,110
Other	598	1,110	654

Total Receipts	8,955	9,497	8,864

Net Cash Flows From Operating Activities	90	(78)	(167)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	2	—
Purchases of property, plant and equipment	(23)	(54)	(23)

Net Cash Flows From Investing Activities	(23)	(52)	(23)

Net Increase/(Decrease) in Cash	67	(130)	(190)

Opening Cash and Cash Equivalents	1,991	1,991	1,861

Closing Cash and Cash Equivalents	2,058	1,861	1,671

Cash Flow Reconciliation
Net result	238	96	(200)
Non cash items added back	21	23	24
Change in operating assets and liabilities	(169)	(197)	9

Net Cash Flows From Operating Activities	90	(78)	(167)

8 - 34	Budget Estimates 2012-13

Hawkesbury-Nepean Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	5	5
Other operating expenses	11,717	14,334	3,655
Depreciation and amortisation	64	60	64
Grants and subsidies	5,061	5,061	5,061

TOTAL EXPENSES EXCLUDING LOSSES	16,847	19,460	8,785

Revenue
Investment income	75	200	75
Grants and contributions	8,380	8,600	8,448
Other revenue	8,196	10,600	202

Total Revenue	16,651	19,400	8,725

Net Result	(196)	(60)	(60)

Budget Estimates 2012-13	8 - 35

Hawkesbury-Nepean Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,523	3,693	3,674
Receivables	95	95	95

Total Current Assets	3,618	3,788	3,769

Non Current Assets
Property, plant and equipment -
Land and building	37	13	13
Plant and equipment	37	66	25

Total Non Current Assets	74	79	38

Total Assets	3,692	3,867	3,807

Liabilities
Current Liabilities
Payables	2,695	2,695	2,695
Provisions	454	454	454

Total Current Liabilities	3,149	3,149	3,149

Non Current Liabilities
Other	105	105	105

Total Non Current Liabilities	105	105	105

Total Liabilities	3,254	3,254	3,254

Net Assets	438	613	553

Equity
Accumulated funds	438	613	553

Total Equity	438	613	553

8 - 36	Budget Estimates 2012-13

Hawkesbury-Nepean Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	5	5
Grants and subsidies	5,061	5,061	5,061
Other	12,086	14,445	3,265

Total Payments	17,152	19,511	8,331

Receipts
Interest	75	200	75
Grants and contributions	8,200	8,200	8,058
Other	8,491	10,895	202

Total Receipts	16,766	19,295	8,335

Net Cash Flows From Operating Activities	(386)	(216)	4

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(23)	(23)

Net Cash Flows From Investing Activities	(23)	(23)	(23)

Net Increase/(Decrease) in Cash	(409)	(239)	(19)

Opening Cash and Cash Equivalents	3,932	3,932	3,693

Closing Cash and Cash Equivalents	3,523	3,693	3,674

Cash Flow Reconciliation
Net result	(196)	(60)	(60)
Non cash items added back	64	60	64
Change in operating assets and liabilities	(254)	(216)	—

Net Cash Flows From Operating Activities	(386)	(216)	4

Budget Estimates 2012-13	8 - 37

Hunter-Central Rivers Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	3	4
Other operating expenses	8,334	8,588	8,498
Depreciation and amortisation	89	76	81
Grants and subsidies	6,083	5,510	6,656

TOTAL EXPENSES EXCLUDING LOSSES	14,511	14,177	15,239

Revenue
Investment income	270	335	270
Grants and contributions	9,631	9,506	9,452
Other revenue	4,321	5,395	4,236

Total Revenue	14,222	15,236	13,958

Net Result	(289)	1,059	(1,281)

8 - 38	Budget Estimates 2012-13

Hunter-Central Rivers Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	8,087	9,186	7,971
Receivables	1,141	1,341	1,341
Inventories	87	87	87

Total Current Assets	9,315	10,614	9,399

Non Current Assets
Property, plant and equipment -
Land and building	3,998	3,994	3,951
Plant and equipment	55	74	59
Intangibles	825	895	895

Total Non Current Assets	4,878	4,963	4,905

Total Assets	14,193	15,577	14,304

Liabilities
Current Liabilities
Payables	5,603	5,603	5,611
Provisions	614	650	650

Total Current Liabilities	6,217	6,253	6,261

Non Current Liabilities
Other	65	65	65

Total Non Current Liabilities	65	65	65

Total Liabilities	6,282	6,318	6,326

Net Assets	7,911	9,259	7,978

Equity
Reserves	53	53	53
Accumulated funds	7,858	9,206	7,925

Total Equity	7,911	9,259	7,978

Budget Estimates 2012-13	8 - 39

Hunter-Central Rivers Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	3	4
Grants and subsidies	6,083	5,510	6,656
Other	8,271	8,601	8,160

Total Payments	14,359	14,114	14,820

Receipts
Interest	284	350	270
Grants and contributions	9,301	9,286	9,122
Other	4,698	5,572	4,236

Total Receipts	14,283	15,208	13,628

Net Cash Flows From Operating Activities	(76)	1,094	(1,192)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(25)	(23)
Other	—	(70)	—

Net Cash Flows From Investing Activities	(23)	(95)	(23)

Net Increase/(Decrease) in Cash	(99)	999	(1,215)

Opening Cash and Cash Equivalents	8,186	8,187	9,186

Closing Cash and Cash Equivalents	8,087	9,186	7,971

Cash Flow Reconciliation
Net result	(289)	1,059	(1,281)
Non cash items added back	89	76	81
Change in operating assets and liabilities	124	(41)	8

Net Cash Flows From Operating Activities	(76)	1,094	(1,192)

8 - 40	Budget Estimates 2012-13

Lachlan Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	—	5
Other operating expenses	6,556	7,489	4,648
Depreciation and amortisation	38	38	38
Grants and subsidies	4,794	4,794	4,794

TOTAL EXPENSES EXCLUDING LOSSES	11,393	12,321	9,485

Revenue
Investment income	125	250	200
Grants and contributions	8,635	8,635	8,568
Other revenue	2,754	3,596	579

Total Revenue	11,514	12,481	9,347

Net Result	121	160	(138)

Budget Estimates 2012-13	8 - 41

Lachlan Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,958	5,021	4,898
Receivables	477	477	477

Total Current Assets	5,435	5,498	5,375

Non Current Assets
Property, plant and equipment -
Plant and equipment	120	96	81

Total Non Current Assets	120	96	81

Total Assets	5,555	5,594	5,456

Liabilities
Current Liabilities
Payables	694	694	694
Provisions	464	464	464

Total Current Liabilities	1,158	1,158	1,158

Non Current Liabilities
Other	6	6	6

Total Non Current Liabilities	6	6	6

Total Liabilities	1,164	1,164	1,164

Net Assets	4,391	4,430	4,292

Equity
Accumulated funds	4,391	4,430	4,292

Total Equity	4,391	4,430	4,292

8 - 42	Budget Estimates 2012-13

Lachlan Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	—	5
Grants and subsidies	4,794	4,794	4,794
Other	6,436	7,369	4,357

Total Payments	11,235	12,163	9,156

Receipts
Interest	125	250	200
Grants and contributions	8,436	8,436	8,277
Other	2,853	3,695	579

Total Receipts	11,414	12,381	9,056

Net Cash Flows From Operating Activities	179	218	(100)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	(23)

Net Cash Flows From Investing Activities	(23)	—	(23)

Net Increase/(Decrease) in Cash	156	218	(123)

Opening Cash and Cash Equivalents	4,802	4,803	5,021

Closing Cash and Cash Equivalents	4,958	5,021	4,898

Cash Flow Reconciliation
Net result	121	160	(138)
Non cash items added back	38	38	38
Change in operating assets and liabilities	20	20	—

Net Cash Flows From Operating Activities	179	218	(100)

Budget Estimates 2012-13	8 - 43

Lower Murray-Darling Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	5	5
Other operating expenses	2,623	3,013	2,832
Depreciation and amortisation	36	46	37
Grants and subsidies	3,229	3,229	3,229

TOTAL EXPENSES EXCLUDING LOSSES	5,893	6,293	6,103

Revenue
Investment income	200	260	200
Grants and contributions	5,527	5,527	5,386
Other revenue	130	260	480

Total Revenue	5,857	6,047	6,066

Net Result	(36)	(246)	(37)

8 - 44	Budget Estimates 2012-13

Lower Murray-Darling Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	4,531	4,335	4,312
Receivables	535	535	535

Total Current Assets	5,066	4,870	4,847

Non Current Assets
Property, plant and equipment -
Land and building	57	57	50
Plant and equipment	141	127	120

Total Non Current Assets	198	184	170

Total Assets	5,264	5,054	5,017

Liabilities
Current Liabilities
Payables	248	273	273
Provisions	193	193	193

Total Current Liabilities	441	466	466

Non Current Liabilities
Other	51	26	26

Total Non Current Liabilities	51	26	26

Total Liabilities	492	492	492

Net Assets	4,772	4,562	4,525

Equity
Accumulated funds	4,772	4,562	4,525

Total Equity	4,772	4,562	4,525

Budget Estimates 2012-13	8 - 45

Lower Murray-Darling Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	5	5
Grants and subsidies	3,229	3,229	3,229
Other	2,953	3,343	2,782

Total Payments	6,187	6,577	6,016

Receipts
Interest	200	260	200
Grants and contributions	5,411	5,411	5,336
Other	65	195	480

Total Receipts	5,676	5,866	6,016

Net Cash Flows From Operating Activities	(511)	(711)	—

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	14	—
Purchases of property, plant and equipment	(23)	(33)	(23)

Net Cash Flows From Investing Activities	(23)	(19)	(23)

Net Increase/(Decrease) in Cash	(534)	(730)	(23)

Opening Cash and Cash Equivalents	5,065	5,065	4,335

Closing Cash and Cash Equivalents	4,531	4,335	4,312

Cash Flow Reconciliation
Net result	(36)	(246)	(37)
Non cash items added back	36	46	37
Change in operating assets and liabilities	(511)	(511)	—

Net Cash Flows From Operating Activities	(511)	(711)	—

8 - 46	Budget Estimates 2012-13

Murray Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	5	5
Other operating expenses	4,326	4,799	4,268
Depreciation and amortisation	32	45	34
Grants and subsidies	6,260	6,260	6,260

TOTAL EXPENSES EXCLUDING LOSSES	10,623	11,109	10,567

Revenue
Investment income	168	188	168
Grants and contributions	8,948	8,948	8,814
Other revenue	946	1,419	272

Total Revenue	10,062	10,555	9,254

Net Result	(561)	(554)	(1,313)

Budget Estimates 2012-13	8 - 47

Murray Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,735	3,718	2,416
Receivables	228	228	228
Inventories	725	725	725

Total Current Assets	4,688	4,671	3,369

Non Current Assets
Property, plant and equipment -
Land and building	29	17	17
Plant and equipment	131	167	156

Total Non Current Assets	160	184	173

Total Assets	4,848	4,855	3,542

Liabilities
Current Liabilities
Payables	1,791	1,791	1,791
Provisions	325	325	325

Total Current Liabilities	2,116	2,116	2,116

Non Current Liabilities
Other	31	31	31

Total Non Current Liabilities	31	31	31

Total Liabilities	2,147	2,147	2,147

Net Assets	2,701	2,708	1,395

Equity
Accumulated funds	2,701	2,708	1,395

Total Equity	2,701	2,708	1,395

8 - 48	Budget Estimates 2012-13

Murray Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	5	5
Grants and subsidies	6,260	6,260	6,260
Other	3,620	4,019	4,131

Total Payments	9,885	10,284	10,396

Receipts
Interest	168	188	168
Grants and contributions	8,811	8,811	8,677
Other	1,063	1,463	272

Total Receipts	10,042	10,462	9,117

Net Cash Flows From Operating Activities	157	178	(1,279)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(60)	(23)

Net Cash Flows From Investing Activities	(23)	(60)	(23)

Net Increase/(Decrease) in Cash	134	118	(1,302)

Opening Cash and Cash Equivalents	3,601	3,600	3,718

Closing Cash and Cash Equivalents	3,735	3,718	2,416

Cash Flow Reconciliation
Net result	(561)	(554)	(1,313)
Non cash items added back	32	45	34
Change in operating assets and liabilities	686	687	—

Net Cash Flows From Operating Activities	157	178	(1,279)

Budget Estimates 2012-13	8 - 49

Murrumbidgee Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	10	50	10
Other operating expenses	4,722	4,711	4,569
Depreciation and amortisation	73	80	66
Grants and subsidies	6,945	6,945	6,945

TOTAL EXPENSES EXCLUDING LOSSES	11,750	11,786	11,590

Revenue
Investment income	100	235	100
Grants and contributions	10,907	11,104	10,754
Other revenue	670	745	700

Total Revenue	11,677	12,084	11,554

Net Result	(73)	298	(36)

8 - 50	Budget Estimates 2012-13

Murrumbidgee Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,931	1,992	2,199
Receivables	564	250	250

Total Current Assets	4,495	2,242	2,449

Non Current Assets
Property, plant and equipment -
Land and building	115	115	67
Plant and equipment	80	81	86

Total Non Current Assets	195	196	153

Total Assets	4,690	2,438	2,602

Liabilities
Current Liabilities
Payables	3,535	637	837
Provisions	294	570	570

Total Current Liabilities	3,829	1,207	1,407

Non Current Liabilities
Other	307	306	306

Total Non Current Liabilities	307	306	306

Total Liabilities	4,136	1,513	1,713

Net Assets	554	925	889

Equity
Accumulated funds	554	925	889

Total Equity	554	925	889

Budget Estimates 2012-13	8 - 51

Murrumbidgee Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	10	50	10
Grants and subsidies	6,945	6,945	6,945
Other	2,728	4,873	4,169

Total Payments	9,683	11,868	11,124

Receipts
Interest	100	235	100
Grants and contributions	10,707	10,707	10,554
Other	751	870	700

Total Receipts	11,558	11,812	11,354

Net Cash Flows From Operating Activities	1,875	(56)	230

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(32)	(23)

Net Cash Flows From Investing Activities	(23)	(32)	(23)

Net Increase/(Decrease) in Cash	1,852	(88)	207

Opening Cash and Cash Equivalents	2,079	2,080	1,992

Closing Cash and Cash Equivalents	3,931	1,992	2,199

Cash Flow Reconciliation
Net result	(73)	298	(36)
Non cash items added back	73	80	66
Change in operating assets and liabilities	1,875	(434)	200

Net Cash Flows From Operating Activities	1,875	(56)	230

8 - 52	Budget Estimates 2012-13

Namoi Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	7	17	7
Other operating expenses	3,313	3,953	3,261
Depreciation and amortisation	43	43	47
Grants and subsidies	3,983	3,983	3,983

TOTAL EXPENSES EXCLUDING LOSSES	7,346	7,996	7,298

Revenue
Investment income	97	158	97
Grants and contributions	6,971	6,956	6,856
Other revenue	—	605	—

Total Revenue	7,068	7,719	6,953

Net Result	(278)	(277)	(345)

Budget Estimates 2012-13	8 - 53

Namoi Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,133	3,144	2,827
Receivables	202	202	202

Total Current Assets	3,335	3,346	3,029

Non Current Assets
Property, plant and equipment -
Plant and equipment	186	176	152

Total Non Current Assets	186	176	152

Total Assets	3,521	3,522	3,181

Liabilities
Current Liabilities
Payables	1,712	1,712	1,716
Provisions	395	395	395

Total Current Liabilities	2,107	2,107	2,111

Non Current Liabilities
Other	3	3	3

Total Non Current Liabilities	3	3	3

Total Liabilities	2,110	2,110	2,114

Net Assets	1,411	1,412	1,067

Equity
Accumulated funds	1,411	1,412	1,067

Total Equity	1,411	1,412	1,067

8 - 54	Budget Estimates 2012-13

Namoi Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	7	17	7
Grants and subsidies	3,983	3,983	3,983
Other	2,038	2,692	3,102

Total Payments	6,028	6,692	7,092

Receipts
Interest	97	158	97
Grants and contributions	6,816	6,816	6,701
Other	(9)	596	—

Total Receipts	6,904	7,570	6,798

Net Cash Flows From Operating Activities	876	878	(294)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(12)	(23)

Net Cash Flows From Investing Activities	(23)	(12)	(23)

Net Increase/(Decrease) in Cash	853	866	(317)

Opening Cash and Cash Equivalents	2,280	2,278	3,144

Closing Cash and Cash Equivalents	3,133	3,144	2,827

Cash Flow Reconciliation
Net result	(278)	(277)	(345)
Non cash items added back	43	43	47
Change in operating assets and liabilities	1,111	1,112	4

Net Cash Flows From Operating Activities	876	878	(294)

Budget Estimates 2012-13	8 - 55

Northern Rivers Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	60	5
Other operating expenses	4,389	6,257	4,305
Depreciation and amortisation	20	70	20
Grants and subsidies	5,593	5,338	5,848

TOTAL EXPENSES EXCLUDING LOSSES	10,007	11,725	10,178

Revenue
Investment income	50	170	50
Grants and contributions	9,736	9,836	9,718
Other revenue	—	1,530	—

Total Revenue	9,786	11,536	9,768

Net Result	(221)	(189)	(410)

8 - 56	Budget Estimates 2012-13

Northern Rivers Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,835	2,967	2,559
Receivables	270	270	270

Total Current Assets	3,105	3,237	2,829

Non Current Assets
Property, plant and equipment -
Land and building	45	5	—
Plant and equipment	39	27	35

Total Non Current Assets	84	32	35

Total Assets	3,189	3,269	2,864

Liabilities
Current Liabilities
Payables	1,427	1,427	1,432
Provisions	395	395	395

Total Current Liabilities	1,822	1,822	1,827

Non Current Liabilities
Other	7	55	55

Total Non Current Liabilities	7	55	55

Total Liabilities	1,829	1,877	1,882

Net Assets	1,360	1,392	982

Equity
Accumulated funds	1,360	1,392	982

Total Equity	1,360	1,392	982

Budget Estimates 2012-13	8 - 57

Northern Rivers Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	60	5
Grants and subsidies	5,593	5,338	5,848
Other	4,362	6,082	3,950

Total Payments	9,960	11,480	9,803

Receipts
Interest	50	170	50
Grants and contributions	9,512	9,512	9,368
Other	16	1,546	—

Total Receipts	9,578	11,228	9,418

Net Cash Flows From Operating Activities	(382)	(252)	(385)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(22)	(23)

Net Cash Flows From Investing Activities	(23)	(22)	(23)

Net Increase/(Decrease) in Cash	(405)	(274)	(408)

Opening Cash and Cash Equivalents	3,240	3,241	2,967

Closing Cash and Cash Equivalents	2,835	2,967	2,559

Cash Flow Reconciliation
Net result	(221)	(189)	(410)
Non cash items added back	20	70	20
Change in operating assets and liabilities	(181)	(133)	5

Net Cash Flows From Operating Activities	(382)	(252)	(385)

8 - 58	Budget Estimates 2012-13

Southern Rivers Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	16	5
Other operating expenses	4,386	5,912	4,189
Depreciation and amortisation	37	37	35
Grants and subsidies	5,333	5,333	5,333

TOTAL EXPENSES EXCLUDING LOSSES	9,761	11,298	9,562

Revenue
Investment income	140	190	140
Grants and contributions	8,974	9,043	8,898
Other revenue	125	2,243	125

Total Revenue	9,239	11,476	9,163

Net Result	(522)	178	(399)

Budget Estimates 2012-13	8 - 59

Southern Rivers Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,437	4,143	3,756
Receivables	422	422	422

Total Current Assets	3,859	4,565	4,178

Non Current Assets
Property, plant and equipment -
Land and building	21	21	18
Plant and equipment	106	100	91

Total Non Current Assets	127	121	109

Total Assets	3,986	4,686	4,287

Liabilities
Current Liabilities
Payables	2,018	2,018	2,018
Provisions	410	410	410

Total Current Liabilities	2,428	2,428	2,428

Non Current Liabilities
Other	54	54	54

Total Non Current Liabilities	54	54	54

Total Liabilities	2,482	2,482	2,482

Net Assets	1,504	2,204	1,805

Equity
Accumulated funds	1,504	2,204	1,805

Total Equity	1,504	2,204	1,805

8 - 60	Budget Estimates 2012-13

Southern Rivers Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	16	5
Grants and subsidies	5,333	5,333	5,333
Other	3,485	4,942	3,929

Total Payments	8,823	10,291	9,267

Receipts
Interest	140	190	140
Grants and contributions	8,789	8,789	8,638
Other	(81)	2,037	125

Total Receipts	8,848	11,016	8,903

Net Cash Flows From Operating Activities	25	725	(364)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	12	—
Purchases of property, plant and equipment	(23)	(29)	(23)

Net Cash Flows From Investing Activities	(23)	(17)	(23)

Net Increase/(Decrease) in Cash	2	708	(387)

Opening Cash and Cash Equivalents	3,435	3,435	4,143

Closing Cash and Cash Equivalents	3,437	4,143	3,756

Cash Flow Reconciliation
Net result	(522)	178	(399)
Non cash items added back	37	37	35
Change in operating assets and liabilities	510	510	—

Net Cash Flows From Operating Activities	25	725	(364)

Budget Estimates 2012-13	8 - 61

Sydney Metropolitan Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	5	5	5
Other operating expenses	3,253	3,396	2,315
Depreciation and amortisation	22	22	21
Grants and subsidies	1,991	1,991	1,991

TOTAL EXPENSES EXCLUDING LOSSES	5,271	5,414	4,332

Revenue
Investment income	67	67	67
Grants and contributions	4,031	4,031	4,011
Other revenue	951	1,094	33

Total Revenue	5,049	5,192	4,111

Net Result	(222)	(222)	(221)

8 - 62	Budget Estimates 2012-13

Sydney Metropolitan Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	1,107	1,130	907
Receivables	108	108	108

Total Current Assets	1,215	1,238	1,015

Non Current Assets
Property, plant and equipment -
Plant and equipment	68	45	47

Total Non Current Assets	68	45	47

Total Assets	1,283	1,283	1,062

Liabilities
Current Liabilities
Payables	633	633	633
Provisions	189	189	189

Total Current Liabilities	822	822	822

Non Current Liabilities
Other	3	3	3

Total Non Current Liabilities	3	3	3

Total Liabilities	825	825	825

Net Assets	458	458	237

Equity
Accumulated funds	458	458	237

Total Equity	458	458	237

Budget Estimates 2012-13	8 - 63

Sydney Metropolitan Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	5	5	5
Grants and subsidies	1,991	1,991	1,991
Other	3,158	3,300	2,147

Total Payments	5,154	5,296	4,143

Receipts
Interest	67	67	67
Grants and contributions	3,923	3,923	3,843
Other	1,035	1,178	33

Total Receipts	5,025	5,168	3,943

Net Cash Flows From Operating Activities	(129)	(128)	(200)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	—	(23)

Net Cash Flows From Investing Activities	(23)	—	(23)

Net Increase/(Decrease) in Cash	(152)	(128)	(223)

Opening Cash and Cash Equivalents	1,259	1,258	1,130

Closing Cash and Cash Equivalents	1,107	1,130	907

Cash Flow Reconciliation
Net result	(222)	(222)	(221)
Non cash items added back	22	22	21
Change in operating assets and liabilities	71	72	—

Net Cash Flows From Operating Activities	(129)	(128)	(200)

8 - 64	Budget Estimates 2012-13

Western Catchment Management Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	3	20	3
Other operating expenses	3,068	3,429	3,501
Depreciation and amortisation	10	10	10
Grants and subsidies	4,071	4,575	4,071

TOTAL EXPENSES EXCLUDING LOSSES	7,152	8,034	7,585

Revenue
Investment income	214	207	214
Grants and contributions	6,815	6,815	6,714
Other revenue	233	345	233

Total Revenue	7,262	7,367	7,161

Net Result	110	(667)	(424)

Budget Estimates 2012-13	8 - 65

Western Catchment Management Authority

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	3,606	3,518	3,081
Receivables	573	297	297

Total Current Assets	4,179	3,815	3,378

Non Current Assets
Property, plant and equipment -
Plant and equipment	20	20	33

Total Non Current Assets	20	20	33

Total Assets	4,199	3,835	3,411

Liabilities
Current Liabilities
Payables	162	512	512
Provisions	356	419	419

Total Current Liabilities	518	931	931

Non Current Liabilities
Other	3	3	3

Total Non Current Liabilities	3	3	3

Total Liabilities	521	934	934

Net Assets	3,678	2,901	2,477

Equity
Accumulated funds	3,678	2,901	2,477

Total Equity	3,678	2,901	2,477

8 - 66	Budget Estimates 2012-13

Western Catchment Management Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	3	20	3
Grants and subsidies	4,071	4,575	4,071
Other	3,850	3,521	3,368

Total Payments	7,924	8,116	7,442

Receipts
Interest	214	207	214
Grants and contributions	6,682	6,682	6,581
Other	108	220	233

Total Receipts	7,004	7,109	7,028

Net Cash Flows From Operating Activities	(920)	(1,007)	(414)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(23)	(23)	(23)

Net Cash Flows From Investing Activities	(23)	(23)	(23)

Net Increase/(Decrease) in Cash	(943)	(1,030)	(437)

Opening Cash and Cash Equivalents	4,549	4,548	3,518

Closing Cash and Cash Equivalents	3,606	3,518	3,081

Cash Flow Reconciliation
Net result	110	(667)	(424)
Non cash items added back	10	10	10
Change in operating assets and liabilities	(1,040)	(350)	—

Net Cash Flows From Operating Activities	(920)	(1,007)	(414)

Budget Estimates 2012-13	8 - 67

Destination NSW

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	16,749	18,151	16,621
Other operating expenses	64,105	45,071	88,416
Depreciation and amortisation	1,948	1,948	2,163
Grants and subsidies	7,227	41,988	4,998
Other expenses	27,910	28,762	19,559

TOTAL EXPENSES EXCLUDING LOSSES	117,939	135,920	131,757

Revenue
Investment income	300	450	300
Grants and contributions	115,899	132,849	132,562
Acceptance by Crown Entity of employee benefits and other liabilities	340	340	340
Other revenue	—	1,140	—

Total Revenue	116,539	134,779	133,202

Gain/(loss) on disposal of non current assets	—	(259)	—

Net Result	(1,400)	(1,400)	1,445

8 - 68	Budget Estimates 2012-13

Destination NSW

Balance Sheet

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Assets
Current Assets
Cash assets	2,002	3,345	3,773
Receivables	1,588	1,588	1,588

Total Current Assets	3,590	4,933	5,361

Non Current Assets
Property, plant and equipment -
Land and building	(71)	—	—
Plant and equipment	486	395	2,623
Infrastructure systems	7,694	7,607	6,376
Intangibles	191	—	—

Total Non Current Assets	8,300	8,002	8,999

Total Assets	11,890	12,935	14,360

Liabilities
Current Liabilities
Payables	3,137	3,137	3,117
Provisions	923	1,913	1,913

Total Current Liabilities	4,060	5,050	5,030

Total Liabilities	4,060	5,050	5,030

Net Assets	7,830	7,885	9,330

Equity
Accumulated funds	7,830	7,885	9,330

Total Equity	7,830	7,885	9,330

Budget Estimates 2012-13	8 - 69

Destination NSW

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	17,410	17,822	16,277
Grants and subsidies	7,227	41,988	4,998
Other	91,550	74,329	107,149

Total Payments	116,187	134,139	128,424

Receipts
Interest	300	450	300
Grants and contributions	110,899	125,899	127,562
Other	3,935	8,025	4,150

Total Receipts	115,134	134,374	132,012

Net Cash Flows From Operating Activities	(1,053)	235	3,588

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(3)	(3)	(3,060)
Other	(100)	(100)	(100)

Net Cash Flows From Investing Activities	(103)	(103)	(3,160)

Net Increase/(Decrease) in Cash	(1,156)	132	428

Opening Cash and Cash Equivalents	3,158	3,213	3,345

Closing Cash and Cash Equivalents	2,002	3,345	3,773

Cash Flow Reconciliation
Net result	(1,400)	(1,400)	1,445
Non cash items added back	1,948	1,948	2,163
Change in operating assets and liabilities	(1,601)	(313)	(20)

Net Cash Flows From Operating Activities	(1,053)	235	3,588

8 - 70	Budget Estimates 2012-13

Museum of Applied Arts and Sciences

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	48,114	48,530	39,452
Depreciation and amortisation	5,629	5,049	6,324

TOTAL EXPENSES EXCLUDING LOSSES	53,743	53,579	45,776

Revenue
Sales of goods and services	13,812	14,984	6,175
Investment income	841	404	640
Grants and contributions	41,051	40,981	38,815
Other revenue	160	105	364

Total Revenue	55,864	56,474	45,994

Gain/(loss) on disposal of non current assets	208	(566)	208

Net Result	2,329	2,329	426

Budget Estimates 2012-13	8 - 71

Museum of Applied Arts and Sciences

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	2,276	5,717	4,971
Receivables	1,112	1,112	1,112
Other financial assets	122	122	122

Total Current Assets	3,510	6,951	6,205

Non Current Assets
Other financial assets	5,656	3,247	3,647
Property, plant and equipment -
Land and building	153,939	152,904	154,114
Plant and equipment	407,318	407,321	406,384

Total Non Current Assets	566,913	563,472	564,145

Total Assets	570,423	570,423	570,350

Liabilities
Current Liabilities
Payables	3,847	3,847	3,348
Provisions	2,943	2,943	2,943
Other	138	138	138

Total Current Liabilities	6,928	6,928	6,429

Total Liabilities	6,928	6,928	6,429

Net Assets	563,495	563,495	563,921

Equity
Reserves	160,588	160,588	160,588
Accumulated funds	402,907	402,907	403,333

Total Equity	563,495	563,495	563,921

8 - 72	Budget Estimates 2012-13

Museum of Applied Arts and Sciences

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	45,257	45,673	37,848

Total Payments	45,257	45,673	37,848

Receipts
Sale of goods and services	13,812	14,984	6,175
Interest	332	304	240
Grants and contributions	34,837	34,837	33,010
Other	3,371	3,246	3,166

Total Receipts	52,352	53,371	42,591

Net Cash Flows From Operating Activities	7,095	7,698	4,743

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	268	27	268
Advance repayments received	5	5	—
Purchases of property, plant and equipment	(15,503)	(14,424)	(5,757)

Net Cash Flows From Investing Activities	(15,230)	(14,392)	(5,489)

Net Increase/(Decrease) in Cash	(8,135)	(6,694)	(746)

Opening Cash and Cash Equivalents	10,411	10,411	5,717
Reclassification of Cash Equivalents	—	2,000	—

Closing Cash and Cash Equivalents	2,276	5,717	4,971

Cash Flow Reconciliation
Net result	2,329	2,329	426
Non cash items added back	4,220	4,049	5,024
Change in operating assets and liabilities	546	1,320	(707)

Net Cash Flows From Operating Activities	7,095	7,698	4,743

Budget Estimates 2012-13	8 - 73

New South Wales Film and Television Office

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	111	80	79
Other operating expenses	4,151	3,524	3,319
Depreciation and amortisation	55	27	61
Grants and subsidies	5,409	10,185	8,777

TOTAL EXPENSES EXCLUDING LOSSES	9,726	13,816	12,236

Revenue
Investment income	375	600	350
Grants and contributions	8,551	9,391	11,635
Other revenue	700	514	420

Total Revenue	9,626	10,505	12,405

Net Result	(100)	(3,311)	169

8 - 74	Budget Estimates 2012-13

New South Wales Film and Television Office

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	9,394	6,145	6,206
Receivables	317	317	317
Other financial assets	719	719	719

Total Current Assets	10,430	7,181	7,242

Non Current Assets
Property, plant and equipment -
Plant and equipment	38	66	174
Intangibles	37	37	37

Total Non Current Assets	75	103	211

Total Assets	10,505	7,284	7,453

Liabilities
Current Liabilities
Payables	2,542	2,542	2,542
Provisions	201	201	201
Other	16	16	16

Total Current Liabilities	2,759	2,759	2,759

Non Current Liabilities
Other	212	212	212

Total Non Current Liabilities	212	212	212

Total Liabilities	2,971	2,971	2,971

Net Assets	7,534	4,313	4,482

Equity
Accumulated funds	7,534	4,313	4,482

Total Equity	7,534	4,313	4,482

Budget Estimates 2012-13	8 - 75

New South Wales Film and Television Office

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	129	98	79
Grants and subsidies	5,409	10,185	8,777
Other	5,495	4,860	4,133

Total Payments	11,033	15,143	12,989

Receipts
Sale of goods and services	47	37	—
Interest	480	705	350
Grants and contributions	8,536	9,368	11,620
Other	1,615	1,429	1,249

Total Receipts	10,678	11,539	13,219

Net Cash Flows From Operating Activities	(355)	(3,604)	230

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(44)	(44)	(169)
Advances made	(654)	(654)	—

Net Cash Flows From Investing Activities	(698)	(698)	(169)

Net Increase/(Decrease) in Cash	(1,053)	(4,302)	61

Opening Cash and Cash Equivalents	10,447	10,447	6,145

Closing Cash and Cash Equivalents	9,394	6,145	6,206

Cash Flow Reconciliation
Net result	(100)	(3,311)	169
Non cash items added back	55	27	61
Change in operating assets and liabilities	(310)	(320)	—

Net Cash Flows From Operating Activities	(355)	(3,604)	230

8 - 76	Budget Estimates 2012-13

NSW Food Authority

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	16,512	16,335	15,688
Other operating expenses	4,579	4,756	5,546
Depreciation and amortisation	945	945	1,030
Grants and subsidies	400	499	—

TOTAL EXPENSES EXCLUDING LOSSES	22,436	22,535	22,264

Revenue
Sales of goods and services	2,387	2,387	2,627
Investment income	900	900	1,000
Retained taxes, fees and fines	6,503	6,503	6,566
Grants and contributions	12,850	12,949	12,233
Other revenue	—	—	3

Total Revenue	22,640	22,739	22,429

Net Result	204	204	165

Budget Estimates 2012-13	8 - 77

NSW Food Authority

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	15,469	14,865	15,490
Receivables	1,610	1,610	1,644

Total Current Assets	17,079	16,475	17,134

Non Current Assets
Property, plant and equipment -
Land and building	8,030	8,030	7,745
Plant and equipment	1,766	1,766	1,876
Intangibles	3,271	3,271	3,316

Total Non Current Assets	13,067	13,067	12,937

Total Assets	30,146	29,542	30,071

Liabilities
Current Liabilities
Payables	2,109	2,109	2,151
Provisions	5,488	5,488	5,777
Other	63	63	96

Total Current Liabilities	7,660	7,660	8,024

Non Current Liabilities
Provisions	8,983	8,983	8,983

Total Non Current Liabilities	8,983	8,983	8,983

Total Liabilities	16,643	16,643	17,007

Net Assets	13,503	12,899	13,064

Equity
Reserves	1,862	1,862	1,862
Accumulated funds	11,641	11,037	11,202

Total Equity	13,503	12,899	13,064

8 - 78	Budget Estimates 2012-13

NSW Food Authority

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	16,456	16,279	15,399
Grants and subsidies	400	499	—
Other	4,875	5,070	6,000

Total Payments	21,731	21,848	21,399

Receipts
Sale of goods and services	2,387	2,387	2,627
Interest	900	900	1,000
Retained taxes, fees and fines	1,100	1,100	1,000
Grants and contributions	12,850	12,949	12,233
Other	5,924	5,963	6,059

Total Receipts	23,161	23,299	22,919

Net Cash Flows From Operating Activities	1,430	1,451	1,520

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	600	600	600
Purchases of property, plant and equipment	(387)	(387)	(995)
Other	(400)	(400)	(500)

Net Cash Flows From Investing Activities	(187)	(187)	(895)

Net Increase/(Decrease) in Cash	1,243	1,264	625

Opening Cash and Cash Equivalents	14,226	13,601	14,865

Closing Cash and Cash Equivalents	15,469	14,865	15,490

Cash Flow Reconciliation
Net result	204	204	165
Non cash items added back	945	945	1,030
Change in operating assets and liabilities	281	302	325

Net Cash Flows From Operating Activities	1,430	1,451	1,520

Budget Estimates 2012-13	8 - 79

State Library of New South Wales

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	45,357	46,000	45,112
Depreciation and amortisation	16,300	17,000	18,105
Grants and subsidies	26,549	26,549	26,528

TOTAL EXPENSES EXCLUDING LOSSES	88,206	89,549	89,745

Revenue
Sales of goods and services	1,682	1,800	1,760
Investment income	2,678	2,600	1,995
Grants and contributions	87,148	88,825	92,962
Other revenue	—	—	10

Total Revenue	91,508	93,225	96,727

Other gains/(losses)	—	—	(22)

Net Result	3,302	3,676	6,960

8 - 80	Budget Estimates 2012-13

State Library of New South Wales

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	4,487	8,355	9,407
Receivables	3,716	3,716	2,333
Inventories	212	212	212

Total Current Assets	8,415	12,283	11,952

Non Current Assets
Other financial assets	19,297	18,669	18,907
Property, plant and equipment -
Land and building	212,435	216,030	211,689
Plant and equipment	2,171,149	2,165,426	2,175,467

Total Non Current Assets	2,402,881	2,400,125	2,406,063

Total Assets	2,411,296	2,412,408	2,418,015

Liabilities
Current Liabilities
Payables	4,469	4,469	4,115
Provisions	3,526	3,526	3,527
Other	1,000	1,000	—

Total Current Liabilities	8,995	8,995	7,642

Non Current Liabilities
Other	39	39	39

Total Non Current Liabilities	39	39	39

Total Liabilities	9,034	9,034	7,681

Net Assets	2,402,262	2,403,374	2,410,334

Equity
Reserves	788,156	788,156	788,156
Accumulated funds	1,614,106	1,615,218	1,622,178

Total Equity	2,402,262	2,403,374	2,410,334

Budget Estimates 2012-13	8 - 81

State Library of New South Wales

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Grants and subsidies	26,549	26,549	26,528
Other	45,310	44,217	48,955

Total Payments	71,859	70,766	75,483

Receipts
Sale of goods and services	1,617	735	2,803
Interest	2,090	2,142	1,738
Grants and contributions	81,531	81,531	87,873
Other	8,069	9,746	7,909

Total Receipts	93,307	94,154	100,323

Net Cash Flows From Operating Activities	21,448	23,388	24,840

Cash Flows From Investing Activities
Proceeds from sale of investments	1,000	1,500	720
Purchases of property, plant and equipment	(29,049)	(27,621)	(23,805)
Purchases of investments	(686)	(686)	(703)

Net Cash Flows From Investing Activities	(28,735)	(26,807)	(23,788)

Net Increase/(Decrease) in Cash	(7,287)	(3,419)	1,052

Opening Cash and Cash Equivalents	11,774	11,774	8,355

Closing Cash and Cash Equivalents	4,487	8,355	9,407

Cash Flow Reconciliation
Net result	3,302	3,676	6,960
Non cash items added back	15,712	16,540	17,850
Change in operating assets and liabilities	2,434	3,172	30

Net Cash Flows From Operating Activities	21,448	23,388	24,840

8 - 82	Budget Estimates 2012-13

Water Administration Ministerial Corporation

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	40,650	45,168	46,300
Depreciation and amortisation	3,268	3,268	5,034

TOTAL EXPENSES EXCLUDING LOSSES	43,918	48,436	51,334

Revenue
Sales of goods and services	40,650	45,168	46,300
Grants and contributions	—	500	—

Total Revenue	40,650	45,668	46,300

Gain/(loss) on disposal of non current assets	—	(35)	—

Net Result	(3,268)	(2,803)	(5,034)

Budget Estimates 2012-13	8 - 83

Water Administration Ministerial Corporation

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Non Current Assets
Property, plant and equipment -
Land and building	12	12	12
Plant and equipment	3,355	3,145	2,813
Infrastructure systems	736,187	736,862	732,160

Total Non Current Assets	739,554	740,019	734,985

Total Assets	739,554	740,019	734,985

Net Assets	739,554	740,019	734,985

Equity
Reserves	3	3	3
Accumulated funds	739,551	740,016	734,982

Total Equity	739,554	740,019	734,985

8 - 84	Budget Estimates 2012-13

Water Administration Ministerial Corporation

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	40,650	45,168	46,300

Total Payments	40,650	45,168	46,300

Receipts
Sale of goods and services	40,650	45,168	46,300

Total Receipts	40,650	45,168	46,300

Net Cash Flows From Operating Activities	—	—	—

Cash Flow Reconciliation
Net result	(3,268)	(2,803)	(5,034)
Non cash items added back	3,268	2,768	5,034
Change in operating assets and liabilities	—	35	—

Net Cash Flows From Operating Activities	—	—	—

Budget Estimates 2012-13	8 - 85

9.	Transport Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

Transport for NSW
Service Group
Transport Infrastructure and Development	3,974.3	4,039.6	1.6	366.4	384.1	4.8
Integrated Transport Service Delivery	3,781.5	3,719.2	(1.6)	—	15.5	N/A
Integrated Transport Planning and Management	2,022.9	2,031.4	0.4	—	8.3	N/A
Cluster Grant Funding	17.7	17.7	—	—	—	—

Total	9,796.5	9,807.9	0.1	366.4	407.9	11.3

Roads and Maritime Services
Service Group
Transport Infrastructure and Development	5.3	12.6	137.3	2,451.5	2,249.3	(8.2)
Integrated Transport Service Delivery	723.2	678.4	(6.2)	72.5	38.6	(46.8)
Integrated Transport Planning and Management	2,542.6	2,530.6	(0.5)	655.1	517.7	(21.0)

Total	3,271.0	3,221.6	(1.5)	3,179.1	2,805.6	(11.7)

Independent Transport Safety Regulator
Service Group
Transport Safety Regulation	16.9	16.9	—	0.1	0.1	—

Total	16.9	16.9	—	0.1	0.1	—

Office of Transport Safety Investigations
Service Group
Investigation and Risk Mitigation Analysis	2.3	2.4	4.1	—	—	—

Total	2.3	2.4	4.1	—	—	—

Budget Estimates 2012-13	9 - 1

Transport Cluster

Introduction

The Transport cluster is responsible for planning, infrastructure and service delivery across all modes of transport. It aims to effectively aid the movement of people and goods across New South Wales, growing the State economy and encouraging increased use of public transport by providing a better customer experience.

Transport for NSW was established on 1 November 2011 as a fully integrated transport authority to improve transport for the NSW community.

The Transport cluster is the lead for achieving the following NSW 2021 goals.

•	Reduce travel times.

•	Grow patronage on public transport by making it a more attractive choice.

•	Improve the customer experience with transport services.

•	Improve road safety.

The cluster’s responsibilities include:

•	consolidating planning for roads, rail, buses, ferries, taxis and waterways

•	developing and overseeing policies and regulations

•	integrating freight strategies, particularly in regional areas

•	supporting major transport infrastructure projects

•	investigating transport accidents and incidents

•	developing and maintaining the transport system to ensure it is safe, reliable, clean and efficient.

Under the cluster’s new structure:

•	Transport for NSW will absorb the functions of the Country Rail Infrastructure Authority and the Transport Construction Authority

•	Roads and Maritime Services combines the functions of the former Roads and Traffic Authority of New South Wales (RTA) and Maritime Authority of NSW.

Services

The cluster’s key services are:

•	designing and managing new infrastructure projects and programs

•	managing transport services to provide a seamless network for customers, as well as ticketing services and customer information

•	ensuring the safety and security of transport users and staff

9 - 2	Budget Estimates 2012-13

Transport Cluster

•	planning to integrate modes of transport to increase efficiency and reliability, which includes considering land use options, supporting growth areas, pursuing funding and maintaining transport assets

•

providing safety accreditation, monitoring compliance, promoting safety, enforcing rail safety law, supporting bus safety regulations and advising the Government and industry on how the performance of public network assets affects safety

•	investigating safety incidents to mitigate risks.

2012-13 Budget Highlights

In 2012-13, the total expenses for Transport for NSW will be $9.8 billion. This covers:

•	$5.6 billion including grants to rail, bus and ferry transport service providers

•	$4.2 billion in grants for roads and maritime services

•	$16 million in grants for the Independent Transport Safety Regulator and $2.3 million in grants for the Office of Transport Safety Investigations.

Rail Services

Key initiatives will include:

•

$397 million for the South West Rail Link – an 11.4 km twin-track extension from Glenfield to Leppington – including new stations at Edmondson Park and Leppington, an upgrade of Glenfield station, new car parking and a train stabling facility

•

$360 million for the North West Rail Link – a 23 km rail link to Sydney’s growing north-west region – including eight new stations (this figure includes $40 million being spent by the Sydney Regional Development Fund for land)

•	$182 million for the Country Regional Network, including $117 million for network maintenance, $43 million to re-sleeper tracks and $15 million for re-railing

•	$116 million toward constructing the Inner West Light Rail Extension from Dulwich Hill to Lilyfield and a further $25 million to plan for future light rail development

•

$114 million for the Rail Clearways program to improve the capacity and reliability of the CityRail network, which includes continuing the Kingsgrove to Revesby quadruplication, providing a new platform at Macarthur station and constructing the Liverpool Turnback

•	$95 million on works to support the new Waratah rail carriages, including interface works on the CityRail network

•	$85 million for work on the Northern Sydney Freight Corridor

•	$61 million for Wynyard Walk, to improve pedestrian access from Wynyard station to the western CBD and Barangaroo area

•	$50 million on Automatic Train Protection.

Budget Estimates 2012-13	9 - 3

Transport Cluster

Bus Services

Key initiatives will include:

•	$521 million for privately operated metropolitan and outer metropolitan bus services

•	$380 million for rural and regional bus services

•	$337 million for State Transit services

•	purchasing 269 new buses, worth $127 million, including 140 buses for State Transit and 129 for private operators

•	spending $42 million for new bus depots to accommodate growth in the bus fleet

•	continuing to provide additional Night Ride bus services at an estimated cost of $2 million in 2012-13.

A preliminary feasibility study has been undertaken to investigate various options for the Northern Beaches Bus Rapid Transit. The next stage of the study will entail community consultation to determine the preferred option and further planning on the timing, cost and route.

Ferry Services

Key initiatives will include engaging a new operator for Sydney Ferries from the end of July 2012. The Government will be responsible for restoring and expanding services, upgrading wharves and investigating fleet replacement.

Transport Access Program

The Government will spend $148 million in 2012-13 to improve access to the public transport network. Key initiatives will include:

•	train station development and upgrades

•	improving accessibility to CityRail stations

•	providing additional car parks and interchanges across the network

•	improving safety across the transport network

•	refurbishing commuter wharves in Sydney Harbour.

Ticketing, Concessions and Community Transport

Key initiatives will include spending:

•	an estimated $454 million on concession schemes for pensioners, tertiary students, people with disabilities and others using public transport

•	$124 million to implement the Opal card – an integrated electronic ticketing system for greater Sydney – which begins rolling out on Sydney Ferries in December 2012

•	$47 million for the transport component of the Home and Community Care program

•	$2.2 million to boost community transport services.

9 - 4	Budget Estimates 2012-13

Transport Cluster

Roads and Maritime

Key initiatives will include spending:

•	over $1 billion for maintenance work on roads and bridges to retain their structural integrity and value

•	$941 million on the jointly funded Pacific Highway including $845 million for major upgrades

•	$530 million on the jointly funded $1.7 billion Hunter Expressway, a new 40 km four-lane freeway from Newcastle through the Hunter Valley

•	$238 million to assist councils and Roads and Maritime Services to repair roads and bridges damaged by recent natural disasters

•	$187 million on the Princes Highway, including projects at Gerringong, South Nowra and Bega (jointly funded)

•	$151 million on the Hume Highway, including $100 million of Commonwealth funding to complete a four-lane dual carriageway between Sydney and Melbourne

•	$134 million on the jointly funded Great Western Highway including the continued widening of the highway to four lanes east of Katoomba

•	$67 million to continue the rollout of the Government’s $200 million congestion and safety package

•

$19 million (as part of a $107 million investment) to widen Nelson Bay Road between Anna Bay and Bobs Farm and to upgrade the New England Highway through Maitland, funded by the Hunter Investment and Infrastructure Fund

•	$17.5 million towards a new $125 million ‘pinch point’ strategy

•

an extra $4 million over four years to roll out flashing lights for school zones in regional areas, bringing the total commitment to $17 million. The additional funds will increase the number of school zones with flashing lights installed from 540 to 700.

The $550 million upgrade of the M2 Motorway, to widen it in each direction and to provide new ramps for easier access, is due for completion in 2012-13. The construction of the $400 million M5 West widening will also begin in 2012-13. In addition, $30 million has been allocated to plan for a future motorway project, in anticipation of the State Infrastructure Strategy being released by Infrastructure NSW later this year.

Finally, the Government has committed $1.5 billion as its contribution to complete the duplication of the Pacific Highway by 2016.

Budget Estimates 2012-13	9 - 5

Transport for NSW

Service Group Statements

Transport Infrastructure and Development

Service description:	This service group covers developing and building new infrastructure along with enhancing the existing public transport system and the road network.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Length of narrow rural State roads with a sealed width <7.8 metres on low trafficked roads and <9 metres on high trafficked roads	km	n.a.	5,266	5,089	5,100	4,980
Transit lane length (a)	km	58	53	53	53	53
Bus lane length	km	133	147	156	157	160
Length of roadway of high roughness on sealed State roads	km	541	587	595	655	620

(a)	The 2009-10 Actual and 2011-12 Forecast figures have been corrected to reflect the accurate reporting of Transit Lane length which operate in peak periods.

	——2011-12——			2012-13
	Budget		Revised	Budget
	$000		$000	$000

Financial indicators:
Total Expenses Excluding Losses	3,974,341		3,633,060	4,039,587
Expense Items of Interest:
Grants and subsidies
Roads and Maritime Services - Capital and Operating Grants	2,426,979		2,128,044	2,105,225
Rail Corporation - Capital Grant	1,225,560	(a)	1,427,882	1,776,106

Capital Expenditure	366,449		409,543	384,101

(a)	Excludes $94.8 million for minor grants to Rail Corporation. Revised 2011-12 and 2012-13 Budget include the minor grants.

9 - 6	Budget Estimates 2012-13

Transport for NSW

Integrated Transport Service Delivery

Service description:	This service group covers the delivery of a range of transport services, from operation, coordination and regulation of public transport, to transport service contracts, pricing and ticketing and customer information services. This also includes delivering more specialised services to better connect local communities and helping disadvantaged groups. This service group seeks to implement initiatives to increase safe road use behaviour to ensure that drivers and riders are eligible, competent and identified, vehicles are roadworthy and meet emissions standards and a high standard of customer service is maintained.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Heavy vehicle inspections	thous	104	104	104	106	106
Licensed drivers and riders	mill	4.77	4.85	4.93	4.95	4.98
CityRail services passenger journeys (a)	mill	289.1	294.5	305.9	302.5	307.2
Metropolitan bus services passenger boardings	mill	189.7	198.8	193.6	204.1	207.2

(a)	The methodology for estimating CityRail services passenger journeys was modified in 2011 leading to lower estimates. The figures for 2009-10 Actual and 2011-12 Forecast have been corrected from previously published data of 302.3 and 320.6 respectively.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	3,781,512	3,775,420	3,719,236
Expense Items of Interest:
Grants and subsidies
Roads and Maritime Services - Capital and Operating Grants	394,440	344,369	266,206
Rail Corporation - Contract Services and Concessions	1,572,423	1,580,260	1,500,455
Private Buses (Metropolitan and Outer Metropolitan) - Contract Services and Concessions	448,302	459,857	521,144
Private Buses (Rural and Regional) - Contract Services and Concessions	362,195	371,555	376,096
State Transit Authority - Contract Serves and Concessions	375,478	344,248	336,825
Sydney Ferries - Contract Services and Concessions	93,210	93,388	91,839
Taxi Transport Subsidy Scheme	26,356	25,915	27,173
Community Transport Funding	47,899	48,821	53,842

Capital Expenditure	—	5,295	15,486

Budget Estimates 2012-13	9 - 7

Transport for NSW

Integrated Transport Planning and Management

Service description:	This service group covers planning for integration between transport modes to deliver a more efficient and reliable customer experience. It also includes the development of strategic policy to influence land use planning, coordinates strategies to address future growth and transport demands of the community and industry. This service group also seeks to ensure safe, reliable movement of people and goods on the arterial road network and manage the primary arterial network to retain the value and quality of the infrastructure as a long-term renewable asset.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Crash related treatments (including State and Commonwealth Government Funded treatments) (a)	no.	134	177	239	235	212
Maintenance and reconstruction expenditure on State roads per kilometre of roadway	$000	49	50	50	54	51
Average annual rate of rebuilding of sealed roads (b)%		1.0	1.3	1.0	1.3	1.3

(a)	Includes traffic signals, safety barrier installation and other measures to improve road safety. More complex but fewer projects undertaken in 2009-10.
(b)	This indicator consists of contributions from both the major new infrastructure program and the maintenance rehabilitation and reconstruction programs. This combination from major projects has been estimated at an average of 0.3 per cent each year. The actual contribution from major projects may vary from year to year.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,022,909	2,020,415	2,031,416
Expense Items of Interest:
Grants and subsidies
Roads and Maritime Services - Capital and Operating Grants	1,919,661	1,904,068	1,850,782

Capital Expenditure	—	2,829	8,272

9 - 8	Budget Estimates 2012-13

Transport for NSW

Cluster Grant Funding

Service description:	This service group covers the provision of grant funding to agencies within the Transport cluster. This includes funding to Independent Transport Safety Regulator and Office of Transport Safety Investigations.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	17,726	17,082	17,687
Expense Items of Interest:
Grants and subsidies
Independent Transport Safety Regulator	15,539	14,895	15,404
Office of Transport safety Investigations	2,187	2,187	2,283

Budget Estimates 2012-13	9 - 9

Transport for NSW

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	201,017	198,649	299,779	(a)
Other operating expenses	35,828	104,733	180,641
Depreciation and amortisation	52,453	52,453	166,088
Grants and subsidies	9,416,460	8,996,412	9,070,904
Finance costs	66,063	65,165	68,908
Other expenses	24,667	28,565	21,606

TOTAL EXPENSES EXCLUDING LOSSES	9,796,488	9,445,977	9,807,926

Revenue
Recurrent appropriation	9,712,165	9,409,886	9,598,503
Capital appropriation	218,595	269,813	280,674
Sales of goods and services	20,740	13,477	34,150
Investment income	5,736	5,736	7,936
Retained taxes, fees and fines	2,042	2,642	2,100
Grants and contributions	47,458	58,437	51,198
Acceptance by Crown Entity of employee benefits and other liabilities	2,390	3,064	2,449
Other revenue	3,696	3,696	3,960

Total Revenue	10,012,822	9,766,751	9,980,970

Net Result	216,334	320,774	173,044

(a)	This figure reflects the establishment of Transport for NSW, which will absorb the functions of the Country Rail Infrastructure Authority and the Transport Construction Authority.

9 - 10	Budget Estimates 2012-13

Transport for NSW

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	68,350	157,128	178,441
Receivables	78,165	122,253	133,345

Total Current Assets	146,515	279,381	311,786

Non Current Assets
Receivables	365	365	14,499
Other financial assets	—	19,800	19,800
Property, plant and equipment -
Land and building	228,602	267,603	627,311
Plant and equipment	983,684	983,684	1,057,823
Infrastructure systems	83,398	86,115	1,758,691	(a)
Intangibles	14,624	24,124	49,123
Other	36,402	36,402	40,345

Total Non Current Assets	1,347,075	1,418,093	3,567,592

Total Assets	1,493,590	1,697,474	3,879,378

Liabilities
Current Liabilities
Payables	117,664	212,624	241,296
Borrowings at amortised cost	30,000	50,000	50,000
Provisions	4,294	10,084	15,661

Total Current Liabilities	151,958	272,708	306,957

Non Current Liabilities
Borrowings at amortised cost	951,312	931,312	1,001,502
Provisions	—	1,396	1,412
Other	45	45	45

Total Non Current Liabilities	951,357	932,753	1,002,959

Total Liabilities	1,103,315	1,205,461	1,309,916

Net Assets	390,275	492,013	2,569,462

Equity
Accumulated funds	390,275	492,013	2,569,462

Total Equity	390,275	492,013	2,569,462

(a)	On 1 July 2012, Country Rail Infrastructure Authority merges with Transport for NSW increasing property, plant and equipment by $1.77 billion.

Budget Estimates 2012-13	9 - 11

Transport for NSW

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	203,834	197,086	297,330
Grants and subsidies	9,416,360	8,996,312	9,070,904
Finance costs	66,063	65,165	68,908
Other	180,186	357,827	1,401,371

Total Payments	9,866,443	9,616,390	10,838,413

Receipts
Recurrent appropriation	9,712,165	9,409,886	9,598,503
Capital appropriation	218,595	269,813	280,674
Sale of goods and services	20,740	13,477	29,139
Interest	5,867	5,867	7,936
Grants and contributions	47,458	58,437	51,198
Cash transfers to the Consolidated Fund	(2,784)	(2,784)	—
Other	129,581	234,385	1,219,703

Total Receipts	10,131,622	9,989,081	11,187,153

Net Cash Flows From Operating Activities	265,179	372,691	348,740

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	—	(14,623)
Purchases of property, plant and equipment	(218,595)	(260,313)	(252,857)
Purchases of investments	—	(19,800)	—
Other	—	42,784	(2,919)

Net Cash Flows From Investing Activities	(218,595)	(237,329)	(270,399)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(48,352)	(48,352)	(57,028)

Net Cash Flows From Financing Activities	(48,352)	(48,352)	(57,028)

Net Increase/(Decrease) in Cash	(1,768)	87,010	21,313

Opening Cash and Cash Equivalents	70,118	70,118	157,128

Closing Cash and Cash Equivalents	68,350	157,128	178,441

Cash Flow Reconciliation
Net result	216,334	320,774	173,044
Non cash items added back	48,757	48,757	162,145
Change in operating assets and liabilities	88	3,160	13,551

Net Cash Flows From Operating Activities	265,179	372,691	348,740

9 - 12	Budget Estimates 2012-13

Roads and Maritime Services

Service Group Statements

Transport Infrastructure and Development

Service description:	This service group includes the development of new infrastructure along with enhancement of existing road network.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	5,298	13,113	12,573

Capital Expenditure	2,451,467	2,187,976	2,249,299

Integrated Transport Service Delivery

Service description:	This service group seeks to implement initiatives to increase safe road use behaviour to ensure, that drivers and riders are eligible, competent and identified, vehicles are roadworthy and meet emission standards, and a high standard of customer service is maintained. This service group includes service functions of Maritime Authority of NSW, which was amalgamated with the Roads and Traffic Authority of New South Wales in 2011-12.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	723,168	696,466	678,393

Capital Expenditure	72,469	43,562	38,561

Integrated Transport Planning and Management

Service description:	This service group seeks to ensure safe, reliable movement of people and goods on the arterial road network and retain the value and quality of the Infrastructure as a long-term renewable asset.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,542,550	2,534,167	2,530,635

Capital Expenditure	655,120	590,208	517,721

Budget Estimates 2012-13	9 - 13

Roads and Maritime Services

Financial Statements

Operating Statement

	——2011-12——			2012-13
	Budget	Revised		Budget
	$000	$000		$000
Expenses Excluding Losses
Operating Expenses -
Employee related	611,413	604,297		566,084
Other operating expenses	1,176,392	1,125,535		1,154,958
Depreciation and amortisation	885,362	941,486		939,521
Grants and subsidies	490,541	483,722		482,963
Finance costs	107,308	88,706		78,075

TOTAL EXPENSES EXCLUDING LOSSES	3,271,016	3,243,746		3,221,601

Revenue
Sales of goods and services	522,741	502,885		531,214
Investment income	18,862	17,930		17,700
Retained taxes, fees and fines	44,118	44,118		45,620
Grants and contributions	4,924,120	4,553,155		4,473,508
Other revenue	178,749	188,544		198,324

Total Revenue	5,688,590	5,306,632		5,266,366

Gain/(loss) on disposal of non current assets	(62)	218		(62)
Other gains/(losses)	749	(680,471	) (a)	860

Net Result	2,418,261	1,382,633		2,045,563

(a)	The value of the land under roads was written down by $681 million in 2011-12.

9 - 14	Budget Estimates 2012-13

Roads and Maritime Services

Balance Sheet

	——2011-12——			2012-13
	Budget	Revised		Budget
	$000	$000		$000

Assets
Current Assets
Cash assets	350,814	363,923		253,261
Receivables	165,629	163,272		135,442
Other financial assets	43,740	43,740		43,740
Inventories	12,922	12,922		13,210
Assets held for sale	44,469	44,469		44,469

Total Current Assets	617,574	628,326		490,122

Non Current Assets
Receivables	48,507	24,197		27,758
Other financial assets	111,547	112,011		119,591
Investment properties	132,289	132,289		132,289
Property, plant and equipment -
Land and building	3,547,819	3,505,436		3,732,706
Plant and equipment	240,881	240,200		260,481
Infrastructure systems	64,847,487	58,081,147		60,700,137
Intangibles	45,836	46,001		42,528
Other	819,137	820,323		992,127

Total Non Current Assets	69,793,503	62,961,604		66,007,617

Total Assets	70,411,077	63,589,930		66,497,739

Liabilities
Current Liabilities
Payables	808,259	749,259		704,995
Borrowings at amortised cost	163,768	168,833		150,135
Provisions	308,481	309,481		319,432
Other	178,454	178,454		184,074

Total Current Liabilities	1,458,962	1,406,027		1,358,636

Non Current Liabilities
Borrowings at amortised cost	965,724	948,387		810,778
Provisions	628,666	955,267		934,698
Other	558,085	558,085		542,447

Total Non Current Liabilities	2,152,475	2,461,739		2,287,923

Total Liabilities	3,611,437	3,867,766		3,646,559

Net Assets	66,799,640	59,722,164		62,851,180

Equity
Reserves	33,141,440	—	(a)	1,000,000
Accumulated funds	33,658,200	59,722,164		61,851,180

Total Equity	66,799,640	59,722,164		62,851,180

(a)	Equity reserves were transferred to accumulated funds as part of the amalgamation of the Roads and Traffic Authority of NSW and the Maritime Authority of NSW.

Budget Estimates 2012-13	9 - 15

Roads and Maritime Services

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	596,798	589,271	553,122
Grants and subsidies	404,312	397,493	439,300
Finance costs	106,372	86,087	77,409
Other	1,818,552	1,771,756	1,560,648

Total Payments	2,926,034	2,844,607	2,630,479

Receipts
Sale of goods and services	454,602	463,356	502,454
Interest	18,942	18,010	17,698
Grants and contributions	4,915,120	4,543,855	4,464,972
Cash transfers to the Consolidated Fund	(4,000)	(4,000)	(4,000)
Other	771,312	763,198	500,730

Total Receipts	6,155,976	5,784,419	5,481,854

Net Cash Flows From Operating Activities	3,229,942	2,939,812	2,851,375

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	37,730	38,394	26,130
Purchases of property, plant and equipment	(3,123,060)	(2,822,750)	(2,850,013)
Other	25,773	41,992	18,685

Net Cash Flows From Investing Activities	(3,059,557)	(2,742,364)	(2,805,198)

Cash Flows From Financing Activities
Repayment of borrowings and advances	(120,219)	(134,174)	(156,839)
Other	4,000	4,000	—

Net Cash Flows From Financing Activities	(116,219)	(130,174)	(156,839)

Net Increase/(Decrease) in Cash	54,166	67,274	(110,662)

Opening Cash and Cash Equivalents	296,649	296,649	363,923

Closing Cash and Cash Equivalents	350,815	363,923	253,261

Cash Flow Reconciliation
Net result	2,418,261	1,382,633	2,045,563
Non cash items added back	809,933	1,495,716	802,257
Change in operating assets and liabilities	1,748	61,463	3,555

Net Cash Flows From Operating Activities	3,229,942	2,939,812	2,851,375

9 - 16	Budget Estimates 2012-13

Independent Transport Safety Regulator

Service Group Statements

Transport Safety Regulation

Service description:	This service group covers rail operator accreditation; rail safety legislation monitoring and enforcement; risk-based auditing, compliance inspections and investigations; rail industry safety performance reporting; compliance monitoring based on recommendations from independent investigations; the provision of specialist safety advice to Government; and industry safety and transport regulatory practice improvement.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Compliance activities completed (audits, inspections, investigations) (a)	no.	450	234	n.a.	155	n.a.
Statutory notices issued (Prohibition, Improvement, Penalty, Notice to Produce) (a)	no.	147	137	n.a.	85	n.a.
Safety advices issued to Government (b)	no.	93	172	n.a.	185	n.a.

(a)	Future data cannot be forecast due to the nature of the regulatory function.
(b)	Future data cannot be forecast due to the nature of the advisory function.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	16,850	16,265	16,891

Capital Expenditure	50	57	50

Budget Estimates 2012-13	9 - 17

Independent Transport Safety Regulator

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	13,176	13,205	13,498
Other operating expenses	2,348	2,354	2,175
Depreciation and amortisation	296	320	188
Other expenses	1,030	386	1,030

TOTAL EXPENSES EXCLUDING LOSSES	16,850	16,265	16,891

Revenue
Sales of goods and services	31	90	174
Investment income	142	210	154
Grants and contributions	15,539	14,895	15,404
Acceptance by Crown Entity of employee benefits and other liabilities	819	819	840

Total Revenue	16,531	16,014	16,572

Net Result	(319)	(251)	(319)

9 - 18	Budget Estimates 2012-13

Independent Transport Safety Regulator

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	2,847	2,932	2,719
Receivables	241	241	241

Total Current Assets	3,088	3,173	2,960

Non Current Assets
Property, plant and equipment -
Land and building	—	23	—
Plant and equipment	183	190	189
Intangibles	159	159	45

Total Non Current Assets	342	372	234

Total Assets	3,430	3,545	3,194

Liabilities
Current Liabilities
Payables	777	777	777
Provisions	1,563	1,563	1,531

Total Current Liabilities	2,340	2,340	2,308

Non Current Liabilities
Borrowings at amortised cost	—	184	184

Total Non Current Liabilities	—	184	184

Total Liabilities	2,340	2,524	2,492

Net Assets	1,090	1,021	702

Equity
Accumulated funds	1,090	1,021	702

Total Equity	1,090	1,021	702

Budget Estimates 2012-13	9 - 19

Independent Transport Safety Regulator

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	12,012	12,041	12,690
Other	4,017	3,390	3,705

Total Payments	16,029	15,431	16,395

Receipts
Sale of goods and services	31	90	174
Interest	175	243	154
Grants and contributions	15,539	14,895	15,404
Cash transfers to the Consolidated Fund	(582)	(582)	—
Other	731	742	500

Total Receipts	15,894	15,388	16,232

Net Cash Flows From Operating Activities	(135)	(43)	(163)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(50)	(57)	(50)

Net Cash Flows From Investing Activities	(50)	(57)	(50)

Net Increase/(Decrease) in Cash	(185)	(100)	(213)

Opening Cash and Cash Equivalents	3,032	3,032	2,932

Closing Cash and Cash Equivalents	2,847	2,932	2,719

Cash Flow Reconciliation
Net result	(319)	(251)	(319)
Non cash items added back	296	320	188
Change in operating assets and liabilities	(112)	(112)	(32)

Net Cash Flows From Operating Activities	(135)	(43)	(163)

9 - 20	Budget Estimates 2012-13

Office of Transport Safety Investigations

Service Group Statements

Investigation and Risk Mitigation Analysis

Service description:	This service group covers the mandated function of independently investigating safety incidents in public transport and rail freight.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

Notifiable incidents reported	no.	2,173	2,479	2,500	2,700	2,600
Incident investigations conducted	no.	12	9	15	12	12
Confidential Safety Information and Reporting Scheme investigations conducted	no.	23	25	25	12	12

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,340	2,420	2,436

Capital Expenditure	20	20	20

Budget Estimates 2012-13	9 - 21

Office of Transport Safety Investigations

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	1,763	1,877	1,903
Other operating expenses	461	460	451
Depreciation and amortisation	16	63	62
Other expenses	100	20	20

TOTAL EXPENSES EXCLUDING LOSSES	2,340	2,420	2,436

Revenue
Sales of goods and services	3	7	1
Investment income	6	6	6
Grants and contributions	2,187	2,187	2,283
Acceptance by Crown Entity of employee benefits and other liabilities	93	92	95

Total Revenue	2,289	2,292	2,385

Net Result	(51)	(128)	(51)

9 - 22	Budget Estimates 2012-13

Office of Transport Safety Investigations

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	104	74	45
Receivables	21	21	21

Total Current Assets	125	95	66

Non Current Assets
Property, plant and equipment -
Land and building	—	48	—
Plant and equipment	40	40	46

Total Non Current Assets	40	88	46

Total Assets	165	183	112

Liabilities
Current Liabilities
Payables	74	74	74
Provisions	209	209	189

Total Current Liabilities	283	283	263

Non Current Liabilities
Borrowings at amortised cost	—	58	58

Total Non Current Liabilities	—	58	58

Total Liabilities	283	341	321

Net Assets	(118)	(158)	(209)

Equity
Accumulated funds	(118)	(158)	(209)

Total Equity	(118)	(158)	(209)

Budget Estimates 2012-13	9 - 23

Office of Transport Safety Investigations

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	1,695	1,810	1,828
Other	626	545	531

Total Payments	2,321	2,355	2,359

Receipts
Sale of goods and services	3	7	1
Interest	6	6	6
Grants and contributions	2,187	2,187	2,283
Other	70	70	60

Total Receipts	2,266	2,270	2,350

Net Cash Flows From Operating Activities	(55)	(85)	(9)

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(20)	(20)	(20)

Net Cash Flows From Investing Activities	(20)	(20)	(20)

Net Increase/(Decrease) in Cash	(75)	(105)	(29)

Opening Cash and Cash Equivalents	179	179	74

Closing Cash and Cash Equivalents	104	74	45

Cash Flow Reconciliation
Net result	(51)	(128)	(51)
Non cash items added back	16	63	62
Change in operating assets and liabilities	(20)	(20)	(20)

Net Cash Flows From Operating Activities	(55)	(85)	(9)

9 - 24	Budget Estimates 2012-13

10.	Treasury Cluster

Agency	Expenses			Capital Expenditure
	2011-12 Budget $m	2012-13 Budget $m	Var. %	2011-12 Budget $m	2012-13 Budget $m	Var. %

The Treasury
Service Group
State Resource Management	75.8	77.3	2.0	0.4	0.4	—

Total	75.8	77.3	2.0	0.4	0.4	—

Crown Finance Entity
Service Group
Debt Liability Management	1,390.1	1,581.0	13.7	—	—	—
Superannuation Liability Management	1,475.5	706.4	(52.1)	—	—	—
Central Financial Services	2,345.1	2,238.8	(4.5)	0.5	0.5	—

Total	5,210.7	4,526.2	(13.1)	0.5	0.5	—

Building Insurers’ Guarantee Corporation

Total	—	13.3	N/A	—	—	—

Electricity Tariff Equalisation Ministerial Corporation

Total	0.4	—	(100.0)	—	—	—

Liability Management Ministerial Corporation

Total	66.3	70.6	6.6	—	—	—

NSW Self Insurance Corporation

Total	1,687.1	1,630.5	(3.4)	0.4	0.2	(61.9)

Advance to the Treasurer

Total	150.0	150.0	—	135.0	135.0	—

Budget Estimates 2012-13	10 - 1

Treasury Cluster

Introduction

As the Government’s main financial and economic adviser, the Treasury cluster aims to improve the NSW public service and economy.

The Treasury cluster is the lead for achieving the NSW 2021 goal to rebuild State finances.

The cluster’s responsibilities include:

•	providing the economic and fiscal context for sound policy development and informed decision making

•	managing the State’s Budget and balance sheet

•	advising on microeconomic reforms to support a strong competitive economy

•	driving public sector financial accountability by promoting a contemporary legislative and policy framework

•	advising on the use of the State’s resources to deliver better services, including through capital investment

•	assessing financial and economic risk and advising on the economic impact of policies

•	providing Treasury Managed Fund (TMF) self-insurance cover for general government agencies, and home warranty insurance for eligible residential building projects

•	managing and reporting on sector-wide assets and liabilities

•	providing grants to first home owners and providing for natural disaster relief

•	shareholder support for state owned corporations (SOC) performance monitoring

•	providing a whole-of-government advisory role on commercial financing.

Services

The Treasury cluster’s key services are:

•	developing and implementing the State’s fiscal and revenue strategies

•	managing the State Budget process and reporting on the State’s finances

•	developing tax, competition and regulatory policies and reforms

•	monitoring the performance of SOC and other Government businesses

•	monitoring public sector wage growth

•	monitoring agency savings targets and initiatives

•	representing the State’s interests in intergovernmental negotiations

•	maintaining an effective accountability and contract management framework for the self-insurance scheme

•	managing home warranty insurance claims for former HIH/FAI policy holders and for builders

10 - 2	Budget Estimates 2012-13

Treasury Cluster

•	researching and developing insurance reforms to reduce claim costs and channel savings into high-priority areas

•	setting the parameters for managing the Crown debt portfolio, to minimise cost and risk

•	managing superannuation liabilities in line with the Government’s plan to fully fund them.

2012-13 Budget Highlights

In 2012-13, key initiatives will include spending:

•	$1.3 billion for State Super defined benefit scheme member expenses

•	$226 million for first home owner grants

•	$250 million for natural disaster relief grants

The cluster will also:

•	change management arrangements for an expected $43 million in Building Insurance Guarantee claim payments in 2012-13 from an outsourced contractor to in-house resources

•

establish a statewide TMF legal services panel for Self Insurance Corporation (SICorp) litigation, which is budgeted to save $903,000 in 2012-13 and deliver substantial further savings when fully implemented

•

use a rollover of funds from 2011-12 to commence a Treasury transformation project which will include project work to develop a new financial management system as recommended by the Commission of Audit.

Budget Estimates 2012-13	10 - 3

The Treasury

Service Group Statements

State Resource Management

Service description:	This service group covers advice on economic and fiscal strategies, advice on efficiency and effectiveness of public sector agencies, and infrastructure, asset management and procurement. It also includes budget management services, public sector management systems, and financial asset and liability management services.

	Units	2009-10 Actual	2010-11 Actual	2011-12 Forecast	2011-12 Revised	2012-13 Forecast

Service measures:

State physical assets covered by a Total Asset Management Plan submission for nominated agencies	%	95.7	100.0	100.0	100.0	100.0
Required government businesses that have signed their Statement of Corporate Intent or Statement of Business Intent	%	66	25	100	82	100

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Financial indicators:
Total Expenses Excluding Losses	75,780	74,382	77,317

Capital Expenditure	385	385	385

10 - 4	Budget Estimates 2012-13

The Treasury

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000
Expenses Excluding Losses
Operating Expenses -
Employee related	46,271	48,740	54,818
Other operating expenses	28,677	24,774	21,615
Depreciation and amortisation	663	704	714
Grants and subsidies	169	164	170

TOTAL EXPENSES EXCLUDING LOSSES	75,780	74,382	77,317

Revenue
Recurrent appropriation	63,981	60,102	61,219
Capital appropriation	385	385	385
Sales of goods and services	8,400	11,019	12,583
Investment income	500	731	558
Acceptance by Crown Entity of employee benefits and other liabilities	2,907	2,275	2,506
Other revenue	15	1	—

Total Revenue	76,188	74,513	77,251

Gain/(loss) on disposal of non current assets	—	1	—

Net Result	408	132	(66)

Budget Estimates 2012-13	10 - 5

The Treasury

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	12,729	12,494	12,757
Receivables	1,930	1,930	1,930

Total Current Assets	14,659	14,424	14,687

Non Current Assets
Property, plant and equipment -
Plant and equipment	1,023	1,008	954
Intangibles	729	703	428

Total Non Current Assets	1,752	1,711	1,382

Total Assets	16,411	16,135	16,069

Liabilities
Current Liabilities
Payables	3,152	3,152	3,152
Provisions	5,218	5,218	5,218

Total Current Liabilities	8,370	8,370	8,370

Non Current Liabilities
Provisions	56	56	56

Total Non Current Liabilities	56	56	56

Total Liabilities	8,426	8,426	8,426

Net Assets	7,985	7,709	7,643

Equity
Accumulated funds	7,985	7,709	7,643

Total Equity	7,985	7,709	7,643

10 - 6	Budget Estimates 2012-13

The Treasury

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	43,341	46,442	52,312
Grants and subsidies	169	164	170
Other	31,949	28,046	24,884

Total Payments	75,459	74,652	77,366

Receipts
Recurrent appropriation	63,981	60,102	61,219
Capital appropriation	385	385	385
Sale of goods and services	9,430	12,049	12,583
Interest	480	711	558
Other	3,463	3,449	3,269

Total Receipts	77,739	76,696	78,014

Net Cash Flows From Operating Activities	2,280	2,044	648

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	—	1	—
Purchases of property, plant and equipment	(243)	(243)	(300)
Other	(142)	(142)	(85)

Net Cash Flows From Investing Activities	(385)	(384)	(385)

Net Increase/(Decrease) in Cash	1,895	1,660	263

Opening Cash and Cash Equivalents	10,834	10,834	12,494

Closing Cash and Cash Equivalents	12,729	12,494	12,757

Cash Flow Reconciliation
Net result	408	132	(66)
Non cash items added back	663	704	714
Change in operating assets and liabilities	1,209	1,208	—

Net Cash Flows From Operating Activities	2,280	2,044	648

Budget Estimates 2012-13	10 - 7

Crown Finance Entity

Service Group Statements

Debt Liability Management

Service description:	This service group covers the management of the Crown debt portfolio and the Treasury Banking System, which are managed in conjunction with NSW Treasury Corporation, to minimise the market value of debt within specified risk constraints, minimising the cost of debt and maximising investment returns.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,390,140	1,530,289	1,581,023

Superannuation Liability Management

Service description:	This service group covers the management of unfunded superannuation liabilities of NSW public sector defined benefit superannuation schemes in line with the Government’s long-term funding plan.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	1,475,494	1,444,026	706,403

Central Financial Services

Service description:	This service group covers the periodic payments made to meet agency long service leave, the cost of redundancies, grants under the First Home Owners Grant Scheme and GST administration costs payable to the Australian Taxation Office. It also includes provision of funds to various departments and authorities responding to natural disasters.

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Financial indicators:
Total Expenses Excluding Losses	2,345,051	2,316,383	2,238,811

Capital Expenditure	500	500	500

10 - 8	Budget Estimates 2012-13

Crown Finance Entity

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	2,418,210	2,532,495	1,477,402
Other operating expenses	75,896	78,950	60,740
Depreciation and amortisation	48	48	47
Grants and subsidies	999,323	893,534	1,071,135
Finance costs	1,451,985	1,527,046	1,579,406
Other expenses	265,223	258,625	337,507

TOTAL EXPENSES EXCLUDING LOSSES	5,210,685	5,290,698	4,526,237

Revenue
Recurrent appropriation	5,350,923	4,926,773	5,976,983
Capital appropriation	4,310,518	5,116,451	290,854
Cash transfers to the Consolidated Fund	(8,500,277)	(9,135,254)	(3,944,538)
Sales of goods and services	9,600	32,542	13,200
Investment income	572,050	424,994	432,295
Grants and contributions	4,908	—	—
Other revenue	16,578	56,250	55,946

Total Revenue	1,764,300	1,421,756	2,824,740

Other gains/(losses)	(92,357)	(39,413)	(93,039)

Net Result	(3,538,742)	(3,908,355)	(1,794,536)

Budget Estimates 2012-13	10 - 9

Crown Finance Entity

Balance Sheet

	——2011-12 ——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	339,826	1,057,757	1,342,761
Receivables	14,718	8,391	8,184
Other financial assets	228,463	201,083	102,933

Total Current Assets	583,007	1,267,231	1,453,878

Non Current Assets
Other financial assets	2,397,498	2,422,153	2,399,448
Property, plant and equipment -
Land and building	500	500	1,000
Plant and equipment	66	66	45
Intangibles	49	49	23

Total Non Current Assets	2,398,113	2,422,768	2,400,516

Total Assets	2,981,120	3,689,999	3,854,394

Liabilities
Current Liabilities
Payables	467,626	684,399	701,580
Borrowings at amortised cost	267,645	711,411	82,123
Other financial liabilities at fair value	547	59,158	64,611
Provisions	6,288,400	6,691,300	6,049,400
Other	371,993	192,545	173,283

Total Current Liabilities	7,396,211	8,338,813	7,070,997

Non Current Liabilities
Borrowings at amortised cost	18,545,178	22,478,206	26,461,735
Provisions	26,346,943	35,130,837	28,380,582
Other	1,052,993	1,057,453	888,869

Total Non Current Liabilities	45,945,114	58,666,496	55,731,186

Total Liabilities	53,341,325	67,005,309	62,802,183

Net Assets	(50,360,205)	(63,315,310)	(58,947,789)

Equity
Accumulated funds	(50,360,205)	(63,315,310)	(58,947,789)

Total Equity	(50,360,205)	(63,315,310)	(58,947,789)

10 - 10	Budget Estimates 2012-13

Crown Finance Entity

Cash Flow Statement

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flows From Operating Activities
Payments
Employee related	2,539,691	6,031,540	2,667,502
Grants and subsidies	997,293	890,358	1,063,929
Finance costs	1,233,846	1,260,727	1,406,643
Other	(412,344)	491,386	511,939

Total Payments	4,358,486	8,674,011	5,650,013

Receipts
Recurrent appropriation	5,350,923	4,926,773	5,976,983
Capital appropriation	4,310,518	5,116,451	290,854
Sale of goods and services	1,495	7,881	—
Interest	535,640	395,920	390,725
Retained taxes, fees and fines	(11,000)	(11,000)	(11,400)
Grants and contributions	21	21	21
Cash transfers to the Consolidated Fund	(8,519,243)	(9,154,220)	(3,949,258)
Other	38,065	95,771	76,125

Total Receipts	1,706,419	1,377,597	2,774,050

Net Cash Flows From Operating Activities	(2,652,067)	(7,296,414)	(2,875,963)

Cash Flows From Investing Activities
Proceeds from sale of property, plant and equipment	187,525	—	—
Proceeds from sale of investments	10,499	9,401	1,111
Advance repayments received	87,595	125,954	240,456
Purchases of property, plant and equipment	(500)	(500)	(500)
Purchases of investments	(734)	(20)	(21)
Advances made	(431,417)	(360,555)	(168,956)

Net Cash Flows From Investing Activities	(147,032)	(225,720)	72,090

Cash Flows From Financing Activities
Proceeds from borrowings and advances	3,348,424	3,941,844	3,327,263
Repayment of borrowings and advances	(3,805,774)	(51,948)	(54,308)
Other	(1,309,014)	(215,294)	(184,078)

Net Cash Flows From Financing Activities	(1,766,364)	3,674,602	3,088,877

Net Increase/(Decrease) in Cash	(4,565,463)	(3,847,532)	285,004

Opening Cash and Cash Equivalents	4,905,289	4,905,289	1,057,757

Closing Cash and Cash Equivalents	339,826	1,057,757	1,342,761

Budget Estimates 2012-13	10 - 11

Crown Finance Entity

Cash Flow Statement (cont)

	——2011-12——		2012-13
	Budget $000	Revised $000	Budget $000

Cash Flow Reconciliation
Net result	(3,538,742)	(3,908,355)	(1,794,536)
Non cash items added back	190,558	174,666	135,051
Change in operating assets and liabilities	696,117	(3,562,725)	(1,216,478)

Net Cash Flows From Operating Activities	(2,652,067)	(7,296,414)	(2,875,963)

10 - 12	Budget Estimates 2012-13

Building Insurers’ Guarantee Corporation (a)

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	—	7,966	9,427
Finance costs	—	11,322	3,894

TOTAL EXPENSES EXCLUDING LOSSES	—	19,288	13,321

Revenue
Investment income	—	3,034	2,781
Other revenue	—	20,497	14,152

Total Revenue	—	23,531	16,933

Net Result	—	4,243	3,612

(a)	This entity was transferred to the Treasury cluster in August 2011 from the Finance and Services cluster and is being reported in the Budget Papers for the first time.

Budget Estimates 2012-13	10 - 13

Building Insurers’ Guarantee Corporation (a)

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	—	720	23,070
Receivables	—	41,882	41,619

Total Current Assets	—	42,602	64,689

Non Current Assets
Receivables	—	99,185	44,722

Total Non Current Assets	—	99,185	44,722

Total Assets	—	141,787	109,411

Liabilities
Current Liabilities
Provisions	—	39,239	40,948

Total Current Liabilities	—	39,239	40,948

Non Current Liabilities
Provisions	—	98,305	60,608

Total Non Current Liabilities	—	98,305	60,608

Total Liabilities	—	137,544	101,556

Net Assets	—	4,243	7,855

Equity
Accumulated funds	—	4,243	7,855

Total Equity	—	4,243	7,855

(a)	This entity was transferred to the Treasury cluster in August 2011 from the Finance and Services cluster and is being reported in the Budget Papers for the first time.

10 - 14	Budget Estimates 2012-13

Building Insurers’ Guarantee Corporation (a)

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	—	35,016	49,309

Total Payments	—	35,016	49,309

Receipts
Sale of goods and services	—	14,502	52,726
Interest	—	3,034	2,781
Other	—	18,200	16,152

Total Receipts	—	35,736	71,659

Net Cash Flows From Operating Activities	—	720	22,350

Net Increase/(Decrease) in Cash	—	720	22,350

Opening Cash and Cash Equivalents	—	—	720

Closing Cash and Cash Equivalents	—	720	23,070

Cash Flow Reconciliation
Net result	—	4,243	3,612
Change in operating assets and liabilities	—	(3,523)	18,738

Net cash flow from operating activities	—	720	22,350

(a)	This entity was transferred to the Treasury cluster in August 2011 from the Finance and Services cluster and is being reported in the Budget Papers for the first time.

Budget Estimates 2012-13	10 - 15

Electricity Tariff Equalisation Ministerial Corporation (a)

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	381	407	—

TOTAL EXPENSES EXCLUDING LOSSES	381	407	—

Revenue
Investment income	14,250	13,333	—
Retained taxes, fees and fines	(3,000)	1,598	—

Total Revenue	11,250	14,931	—

Net Result	10,869	14,524	—

(a)	The Corporation will cease operations on 14 June 2012 under the Electricity Supply (Electricity Tariff Equalisation Fund) Regulation 2012.

10 - 16	Budget Estimates 2012-13

Electricity Tariff Equalisation Ministerial Corporation (a)

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	304,519	—	—

Total Current Assets	304,519	—	—

Total Assets	304,519	—	—

Liabilities
Current Liabilities
Payables	25	—	—

Total Current Liabilities	25	—	—

Total Liabilities	25	—	—

Net Assets	304,494	—	—

Equity
Accumulated funds	304,494	—	—

Total Equity	304,494	—	—

(a)	The Corporation will cease operations on 14 June 2012 under the Electricity Supply (Electricity Tariff Equalisation Fund) Regulation 2012.

Budget Estimates 2012-13	10 - 17

Electricity Tariff Equalisation Ministerial Corporation (a)

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	420	483	—

Total Payments	420	483	—

Receipts
Interest	14,250	13,333	—
Retained taxes, fees and fines	7,950	12,548	—
Other	15	27	—

Total Receipts	22,215	25,908	—

Net Cash Flows From Operating Activities	21,795	25,425	—

Cash Flows From Investing Activities
Other	—	(308,149)	—

Net Cash Flows From Investing Activities	—	(308,149)	—

Net Increase/(Decrease) in Cash	21,795	(282,724)	—

Opening Cash and Cash Equivalents	282,724	282,724	—

Closing Cash and Cash Equivalents	304,519	—	—

Cash Flow Reconciliation
Net result	10,869	14,524	—
Change in operating assets and liabilities	10,926	10,901	—

Net Cash Flow From Operating Activities	21,795	25,425	—

(a)	The Corporation will cease operations on 14 June 2012 under the Electricity Supply (Electricity Tariff Equalisation Fund) Regulation 2012.

10 - 18	Budget Estimates 2012-13

Liability Management Ministerial Corporation

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Employee related	66,000	65,988	70,410
Other operating expenses	250	175	206

TOTAL EXPENSES EXCLUDING LOSSES	66,250	66,163	70,616

Revenue
Investment income	697	610	1,253
Grants and contributions	51,526	51,526	54,103

Total Revenue	52,223	52,136	55,356

Net Result	(14,027)	(14,027)	(15,260)

Budget Estimates 2012-13	10 - 19

Liability Management Ministerial Corporation

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	—	100	100

Total Current Assets	—	100	100

Non Current Assets
Other financial assets	16,373	14,416	29,605

Total Non Current Assets	16,373	14,416	29,605

Total Assets	16,373	14,516	29,705

Liabilities
Current Liabilities
Payables	—	95	100
Provisions	51,526	37,900	40,100

Total Current Liabilities	51,526	37,995	40,200

Non Current Liabilities
Provisions	646,574	786,600	674,400

Total Non Current Liabilities	646,574	786,600	674,400

Total Liabilities	698,100	824,595	714,600

Net Assets	(681,727)	(810,079)	(684,895)

Equity
Accumulated funds	(681,727)	(810,079)	(684,895)

Total Equity	(681,727)	(810,079)	(684,895)

10 - 20	Budget Estimates 2012-13

Liability Management Ministerial Corporation

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Employee related	35,600	37,540	39,966
Other	250	80	201

Total Payments	35,850	37,620	40,167

Receipts
Grants and contributions	51,526	51,526	54,103

Total Receipts	51,526	51,526	54,103

Net Cash Flows From Operating Activities	15,676	13,906	13,936

Cash Flows From Investing Activities
Purchases of investments	(15,676)	(13,806)	(13,936)

Net Cash Flows From Investing Activities	(15,676)	(13,806)	(13,936)

Net Increase/(Decrease) in Cash	—	100	—

Opening Cash and Cash Equivalents	—	—	100

Closing Cash and Cash Equivalents	—	100	100

Cash Flow Reconciliation
Net result	(14,027)	(14,027)	(15,260)
Non cash items added back	(697)	(610)	(1,253)
Change in operating assets and liabilities	30,400	28,543	30,449

Net Cash Flows From Operating Activities	15,676	13,906	13,936

Budget Estimates 2012-13	10 - 21

NSW Self Insurance Corporation

Financial Statements

Operating Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000
Expenses Excluding Losses
Operating Expenses -
Other operating expenses	1,368,841	1,373,330	1,304,762
Depreciation and amortisation	427	427	315
Finance costs	317,831	311,308	325,442

TOTAL EXPENSES EXCLUDING LOSSES	1,687,099	1,685,065	1,630,519

Revenue
Sales of goods and services	1,384,235	1,311,239	1,341,289
Investment income	291,270	211,261	565,743
Grants and contributions	3,000	3,000	237,000

Total Revenue	1,678,505	1,525,500	2,144,032

Net Result	(8,594)	(159,565)	513,513

10 - 22	Budget Estimates 2012-13

NSW Self Insurance Corporation

Balance Sheet

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Assets
Current Assets
Cash assets	279,373	261,973	279,074
Receivables	167,516	165,731	176,266
Other	354	354	354

Total Current Assets	447,243	428,058	455,694

Non Current Assets
Receivables	228,049	245,608	266,054
Other financial assets	5,899,115	5,730,641	6,642,282
Property, plant and equipment -
Plant and equipment	316	316	277
Intangibles	429	429	324
Other	26	26	13

Total Non Current Assets	6,127,935	5,977,020	6,908,950

Total Assets	6,575,178	6,405,078	7,364,644

Liabilities
Current Liabilities
Payables	145,772	139,114	145,094
Provisions	851,985	885,270	943,637
Other	7,037	7,303	7,658

Total Current Liabilities	1,004,794	1,031,687	1,096,389

Non Current Liabilities
Provisions	371,331	353,742	350,151
Other	4,895,326	4,866,893	5,251,835

Total Non Current Liabilities	5,266,657	5,220,635	5,601,986

Total Liabilities	6,271,451	6,252,322	6,698,375

Net Assets	303,727	152,756	666,269

Equity
Accumulated funds	303,727	152,756	666,269

Total Equity	303,727	152,756	666,269

Budget Estimates 2012-13	10 - 23

NSW Self Insurance Corporation

Cash Flow Statement

	——2011-12——		2012-13
	Budget	Revised	Budget
	$000	$000	$000

Cash Flows From Operating Activities
Payments
Other	1,353,048	1,363,404	1,380,134

Total Payments	1,353,048	1,363,404	1,380,134

Receipts
Sale of goods and services	1,384,491	1,311,761	1,341,644
Interest	250,065	238,120	268,752
Grants and contributions	3,000	3,000	237,000
Other	244,987	222,208	164,660

Total Receipts	1,882,543	1,775,089	2,012,056

Net Cash Flows From Operating Activities	529,495	411,685	631,922

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(159)	(159)	(111)
Purchases of investments	(522,483)	(422,073)	(614,650)
Other	(290)	(290)	(60)

Net Cash Flows From Investing Activities	(522,932)	(422,522)	(614,821)

Net Increase/(Decrease) in Cash	6,563	(10,837)	17,101

Opening Cash and Cash Equivalents	272,810	272,810	261,973

Closing Cash and Cash Equivalents	279,373	261,973	279,074

Cash Flow Reconciliation
Net result	(8,594)	(159,565)	513,513
Non cash items added back	(40,778)	27,286	(296,676)
Change in operating assets and liabilities	578,867	543,964	415,085

Net Cash Flows From Operating Activities	529,495	411,685	631,922

10 - 24	Budget Estimates 2012-13

Advance to the Treasurer

Advance to the Treasurer

Each year an amount is advanced to the Treasurer to manage contingencies and unforseen events in the Budget year.

Once allocated, expenditure is shown within the appropriate agency. As the use of Treasurer’s Advance represents a transfer of spending, there is no budget impact.

In 2012-13 an amount of $285 million has been allocated. This comprises $150 million for recurrent services and $135 million for capital works and services.

The 2011-12 Budget introduced stronger budget control measures and as a result, the Treasurer’s Advance was significantly reduced compared to previous years. This lower level has been maintained for this Budget. Budget Paper No. 2 Budget Statement Chapter 4 provides analysis of the historical use of the Advance.

Budget Estimates 2012-13	10 - 25

Index

A

Aboriginal Community	3-5, 3-12, 4-4, 7-5, 7-13:14, 8-5

Aboriginal Housing Office	4-1, 4-4, 4-18:20

Aboriginal students	3-8:10

Advance to the Treasurer	10-25

Ageing Services	4-4

Agriculture	8-10

Ambulance response time	6-4

Ambulance Service of NSW	6-4, 6-8

Art Gallery of New South Wales	8-1, 8-11, 8-23:25

Audit Office of New South Wales	7-2, 7-71:74

Australian Botanic Garden, Mount Annan	7-31

Australian Museum	8-1, 8-11, 8-26:28

Activity Based Funding	6-3, 6-8
B

Balance Sheet	iv

Barangaroo Delivery Authority	7-1, 7-7, 7-35:37

Border Rivers-Gwydir Catchment Management Authority	8-28:31

Bus Services	9-3:4, 9-6:7

Bureau of Health Information	6-5
C

Cancer Institute NSW	6-1:3, 6-5:6, 6-11, 6-21:23

Capital Expenditure	iii:iv

Caring for Our Country Program	8-7

Cash Flow Statement	iv

Catchment Action Plan	7-26

Catchment Management Authorities	7-5, 8-1, 8-7, 8-11, 8-29:67

Centennial Park and Moore Park Trust	7-1, 7-6, 7-15, 7-36:38

Central West Catchment Management Authority	8-32:34

Child Protection	4-1:2, 4-8

Children’s Court	4-8

CityRail Services	9-3:4, 9-7

Civil Law Services	2-1, 2-33

Climate Change Fund	7-6, 7-12

Community development	3-18, 4-1, 4-6, 4-10

Community Fire Units	2-23

Community Health	6-2, 6-7, 8-5

Community Housing	4-3:4

Community Justice Centres	23-4, 2-8

Community Partnership (Legal Aid)	2-1, 2-35

Community Relation Commission of New South Wales	3-1, 3-5, 3-14, 3-18:21

Community Transport	9-4, 9-7

Companion Animals	7-1, 7-11

Compensation Authorities Staff Division	5-1, 5-13:15

Concessions	9-4, 9-7

Corporate and Shared Services Reform	5-3, 5-6

Correctional Centres	2-5, 2-11

Counter-terrorism	2-2, 2-40

Country Regional Network	9-3

Country Towns Water Supply and Sewerage Program	8-5, 8-10

Criminal investigation	2-2, 2-44, 2-48

Criminal Law Services	2-1, 2-32, 2-34

Crown Finance Entity	iii, 10-1, 10-8:12

Crown Solicitor’s Office	2-1, 2-4:5, 2-10
D

Department of Attorney General and Justice	iii, 2-1, 2-7:17

Department of Education and Communities	iii, 3-1, 3-3, 3-7:17, 3-27

Department of Family and Community Services	iii, 4-1, 4-5:14, 4-24

Department of Finance and Services	iii, 5-1, 5-5:12

Department of Planning and Infrastructure	iii, 2-18, 7-2, 7-53:58

Department of Premier and Cabinet	iii, 7-1, 7-8:19

Department of Rural Fire Service	2-1, 2-14, 2-18:22

Department of Trade and Investment, Regional Infrastructure and Services	iii, 8-1, 8-5, 8-8:14

Destination NSW	8-1, 8-8, 8-11, 8-68:70

Disability Services	2-11, 4-1:6

District Courts	2-8, 2-67

Drug Court	2-5

Dust Diseases Board	5-1, 5-34:36

Budget Estimates 2012-13	i1

Index

E

Early Childhood Education and Care	3-1:4, 3-7, 6-7

Election Funding Authority	7-85

Electricity Tariff Equalisation Ministerial Corporation	10-1, 10-16:18

Electronic Ticketing	9-2, 9-4

Emergency Services	2-2:3, 2-6, 2-14, 2-39:43, 6-1, 6-8, 7-15, 7-41

Environment Protection Authority	7-2, 7-6, 7-12, 7-16, 7-41:44

Environmental Trust	7-1, 7-16, 7-20:23
F

Fair Trading	5-1:2, 5-4, 5-8

Family and Community Services	4-1:14, 4-24

Family Energy Rebate	8-6, 8-9

Family Law Services	2-1, 2-4, 2-32, 2-34

Ferry Services	9-2:4, 9-7

Finance and Services	iii, 5-1:12

Fire and Rescue NSW	2-1, 2-6, 2-14, 2-23:27

First Home Owner Grant Scheme	10-2:3, 10-8

Fisheries	8-4, 8-6, 8-10
G

Great Western Highway	9-5

Government Licensing Service	5-6

Government Radio Network	5-5
H

Hawkesbury-Nepean Catchment Management Authority	8-35:37

Health	iii, v, 2-8, 2-11, 2-33, 4-2:3, 5-2, 6-1:20, 7-6, 8-5:6

Health Care Complaints Commission	6-1:3, 6-5, 6-11, 6-15:18

Health, Capital Works	6-1, 6-3, 6-5, 6-7:10, 6-12, 6-14:15

Heritage Asset	2-7, 3-5, 3-12, 7-1, 7-4:7, 7-12:14, 7-31

Historic Houses Trust of New South Wales	7-2, 7-7, 7-15, 7-45:47

Home and Community Care Services	4-4, 9-4

Home Care Service of New South Wales	4-1, 4-3, 4-15:17

Home Purchase Assistance Fund	4-1, 4-21:23

Homelessness	4-3:4, 4-6, 4-10

Housing	2-18, 2-33, 4-1, 4-3:4, 4-6, 4-10, 4-18:20, 5-9, 7-51:53

Hume Highway	9-5

Hunter Development Corporation	7-2, 7-51, 7-55, 7-59:61

Hunter-Central Rivers Catchment Management Authority	8-38:40

Hunter Expressway	9-5
I

Independent Commission Against Corruption	iii, 7-2, 7-4, 7-75:79,

Independent Pricing and Regulatory Tribunal	iii, 7-2, 7-5, 7-80:84

Independent Liquor and Gaming Authority	v, 8-1, 8-11, 8-15:18

Independent Transport Safety Regulator	9-1, 9-3, 9-9, 9-17:20

Industrial Relations	5-2:3, 5-5

Information and Privacy Commission	2-1, 2-24, 2-28:31

Infrastructure NSW	7-1, 7-5, 7-7, 7-16, 7-24:26

Infringement notices	2-48:49, 7-41, 8-10, 8-15

Inner West Light Rail Extension	9-3
J

Judicial Commission of New South Wales	iii, 2-2, 2-61:65

Justice	iii, 2-1:17

Juvenile Justice	2-1, 2-14, 2-49

i2	Budget Estimates 2012-13

Index

K

Keep Them Safe	4-3, 7-90
L

Lachlan Catchment Management Authority	8-41:43

Land and Property Information	5-1:3, 5-9

Legal Aid Commission of New South Wales	2-1, 2-14, 2-32:38

Legislative Assembly	1-2:3

Legislative Council	1-2

Liability Management	10-1, 10-8

Liability Management Ministerial Corporation	10-1, 10-19:21

Light Rail	9-3

Local Courts	2-8:9, 2-35, 2-67

Long Service Corporation	5-1, 5-9, 5-16:18

Lower Murray-Darling Catchment Management Authority	8-44:46

Luna Park Reserve Trust	7-2, 7-51, 7-62:64
M

M2 Motorway	9-5

Medical Research	6-5, 6-10

Medical Workforce	6-4, 6-10

Mental Health Services	2-11, 2-33, 6-1:2, 6-4:5, 6-9

Mental Health Commission	v, 6-1:3, 6-5, 6-11, 6-19:21

Metropolitan Strategy	7-53

Metropolitan Water	5-2:3, 5-5, 8-62:64

Mine Safety	8-9, 8-11

Mining	8-4, 8-6, 8-9

Minister Administering the Environmental Planning and Assessment Act	7-2, 7-65:67

Ministry of Health	iii, v, 6-1, 6-3, 6-6:14

Ministry for Police and Emergency Services	2-2, 2-14, 2-39:43

Motor Accidents Authority	5-1, 5-19:21

Murray Catchment Management Authority	8-47:49

Murrumbidgee Catchment Management Authority	8-50:52

Museum of Applied Arts and Sciences	8-2:3, 8-11, 8-71:73
N

Namoi Catchment Management Authority	8-53:55

National Health Reform	6-3, 6-12, 6-14

Natural Disaster Relief and Recovery Arrangements (NDRRA)	8-19

Natural Resources Commission	7-1, 7-7, 7-16, 7-26:29

New England Highway	9-5

New South Wales Crime Commission	2-2, 2-6, 2-14, 2-44:47, 7-95:96

New South Wales Electoral Commission	iii, 7-3, 7-85:89

New South Wales Film and Television Office	8-2:3, 8-11, 8-74:76

New South Wales Rural Assistance Authority	8-1, 8-11, 8-19:22

Non-government organisations	4-3, 6-7

North West Rail Link	9-3

Northern Rivers Catchment Management Authority	8-56:58

Northern Sydney Freight Corridor	9-3

NSW Businesslink Pty Limited	4-1, 4-24:26

NSW Food Authority	8-2, 8-11, 8-77:79

NSW Health	6-2, 6-5, 6-10

NSW Police Force	2-2, 2-5:6, 2-14, 2-48:52, 7-95:96

NSW Self Insurance Corporation	10-1, 10-3, 10-22:24

NSW Trustee and Guardian	2-2, 2-58:60

Nurses	6-4, 6-7
O

Office of Environment and Heritage	7-41

Office of State Revenue	5-1, 5-7, 8-8

Office of the Board of Studies	3-1, 3-6, 3-14, 3-22:26

Office of the Director of Public Prosecutions	iii, 2-2, 2-66:70

Office of Transport Safety Investigation	9-1, 9-3, 9-9, 9-21:24

Budget Estimates 2012-13	i3

Index

Opal Card	9-4

Olympic Park Authority, Sydney	3-1, 3-6, 3- 13:14, 3-27:30

Ombudsman’s Office	iii, 7-3:4, 7-90:94

Operating Statement	iii, iv

Out-of-Home Care	3-3, 3-5, 3-13, 4-1:3, 4-9
P

Pacific Highway	9-5

Parramatta Park Trust	7-15

Low Income Household Rebate	8-6, 8-9

Pillar Administration	v

Police Integrity Commission	iii, 7-3, 7-95:99

Police Transport Command	2-6, 2-49

Premier and Cabinet	iii, v, 7-1:19

Preventive Health	6-2, 6-4

Primary Industries	8-1, 8-4:5, 8-10:11

Princes Highway	9-5

Procurement	5-2:6, 10-4

Public Service Commission	iii, 7-3, 7-100:104

Public Works	5-1:2, 5-8
R

Rail Clearways	9-3

Rail Corporation New South Wales	9-6:7

Redfern-Waterloo Authority	v

Regional Development	7-51, 7-55, 9-3

Registry of Births, Deaths and Marriages	2-1, 2-10

Rental Bond Board	5-1, 5-22:24

Road Safety	2-49, 9-2, 9-8

Roads and Traffic Authority of New South Wales	v, 9-1:2, 9-13, 9-15

Roads and Maritime Services	v, 9-2:3, 9-5:8, 9-13:16

Royal Botanic Gardens and Domain Trust	7-1, 7-15:16, 7-30:34

S

South West Rail Link	9-3

Southern Rivers Catchment Management Authority	8-59:61

Sport and Recreation	3-1:2, 3-5, 3-11, 7-31

State Contracts Control Board	5-6

State Emergency Service	2-2, 2-6, 2-14, 2-53:57

State Infrastructure Strategy	7-5, 7-7, 9-5

State Library of New South Wales	8-2:3, 8-7, 8-11, 8-80:82

State Property Authority	5-1, 5-9, 5-25:27

State Records Authority	5-1, 5-9, 5-28:30

State Super	10-3

State Transit Authority	9-4, 9-7

Strategic Disaster Readiness Package	2-6

Stronger TogetherTwo	4-4

Superannuation Administration Corporation	v

Suported Accommodation	4-1, 4-6

Supreme Court	2-8, 2-67

Sydney Ferries	9-4, 9-7

Sydney Metropolitan Catchment Management Authority	8-62:64

Sydney Metropolitan Development Authority	v, 7-2, 7-68:69

Sydney Olympic Park Authority	3-1, 3-3, 3-6, 3-13:14, 3-27:30

Sydney Opera House Trust	8-11

Sydney Region Development Fund	7-52, 9-3
T

TAFE NSW	3-1:2, 3-4, 3-10

The Governor	7-5, 7-10

The Legislature	ii, iii, 1-1:7

Trade and Investment, Regional Infrastructure and Services	8-1:14

Transport Access Program	9-4

Transport for NSW	iii, v, 9-1:3, 9-6:12

i4	Budget Estimates 2012-13

Index

Transport Safety Investigations	9-1, 9-3, 9-9, 9-21:24

Treasurer’s Advance	10-25

Treasury	ii, iii, iv, v, vi, 7-5, 10-1:8

Treasury Managed Fund	10-2
U

Unclaimed Money	5-7
V

Witness Assistance Service	2-67

Victims of Crime	2-9
W

Water Administration Ministerial Corporation	8-2, 8-83:85

Waratah Rail Carriages	9-3

Western Catchment Management Authority	8-65:67

Western Sydney Parklands Trust	7:2, 7-15, 7-48:50

WorkCover Authority	5-1, 5-31:33

Workers’ Compensation (Dust Diseases) Board	5-1, 5-34:36

Wynyard Walk	9-3

Budget Estimates 2012-13	i5